              As filed with the Securities and Exchange Commission
                              on November 23, 1999
                                         Registration Nos. 33-21660 and 811-5551
                                                           ---------------------
                                   ----------
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                  FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT
       OF 1933                                                   [ ]

               Pre-Effective Amendment No.                       [ ]

               Post-Effective Amendment No. 31                   [X]

                                    and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT
       COMPANY ACT OF 1940                                       [ ]

               Amendment No. 32                                  [X]

                              AMSOUTH MUTUAL FUNDS
              (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio  43219
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (800) 451-8379
                                 --------------
              (Registrant's Telephone Number, including Area Code)

      Name and address
      of agent for service:                  Copy to:
      ---------------------                  --------

      Mr. J. David Huber                     Alan G. Priest, Esq.
      AmSouth Mutual Funds                   Ropes & Gray
      3435 Stelzer Road                      1301 K Street, N.W., Suite 800 East
      Columbus, Ohio  43219                  Washington, D.C.  20005

Approximate Date of Public Offering: Continuous

  It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b).

[X] on December 1, 1999 pursuant to paragraph (b).

[ ] 60 days after filing pursuant to paragraph (a)(i).

[ ] on [date] pursuant to paragraph (a)(i).

[ ] 75 days after filing pursuant to paragraph (a)(ii).

[ ] on [date] pursuant to paragraph (a)(ii) of Rule 485.

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment No. 29 filed on September 16, 1999.

                                 AMSOUTH FUNDS
                                   PROSPECTUS


                                 CLASS A SHARES
                                 CLASS B SHARES

                                DECEMBER 1, 1999




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.














                                                                  [AmSouth Logo]

         AMSOUTH FUNDS                                    TABLE OF CONTENTS



                                                      RISK/RETURN SUMMARY AND FUND EXPENSES

                                            [LOGO]
Carefully review this important                           2  Overview
section, which summarizes each                               CAPITAL APPRECIATION FUNDS
Fund's investments, risks, past                           4  Balanced Fund
performance, and fees.                                    7  Growth Fund
                                                         10  Enhanced Market Fund
                                                         12  Value Fund
                                                         15  Equity Income Fund
                                                         18  Regional Equity Fund
                                                         21  Select Equity Fund
                                                         23  Small Cap Fund
                                                             INCOME FUNDS
                                                         26  Bond Fund
                                                         29  Government Income Fund
                                                         32  Limited Term Bond Fund
                                                         35  Florida Tax-Exempt Fund
                                                         38  Municipal Bond Fund
                                                             MONEY MARKET FUNDS
                                                         42  Prime Money Market Fund
                                                         45  U.S. Treasury Money Market Fund
                                                         48  Tax-Exempt Money Market Fund
                                                      ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                                            [LOGO]
Review this section for                                      CAPITAL APPRECIATION FUNDS
information and on investment                            51  Balanced Fund
strategies and their risks.                              51  Growth Fund
                                                         51  Enhanced Market Fund
                                                         51  Value Fund
                                                         51  Equity Income Fund
                                                         51  Regional Equity Fund
                                                         51  Select Equity Fund
                                                         51  Small Cap Fund
                                                             INCOME FUNDS
                                                         52  Bond Fund
                                                         52  Government Income Fund
                                                         52  Limited Term Bond Fund
                                                         52  Florida Tax-Exempt Fund
                                                         53  Municipal Bond Fund
                                                             MONEY MARKET FUNDS
                                                             Prime Money Market Fund
                                                             U.S. Treasury Money Market Fund
                                                         53  Tax-Exempt Money Market Fund
                                                      FUND MANAGEMENT

                                            [LOGO]
Review this section for details on                       60  The Investment Adviser
the people and organizations who                         60  The Investment Sub-Advisers
oversee the Funds.                                       66  Portfolio Managers
                                                         67  The Distributor and Administrator
                                                      SHAREHOLDER INFORMATION

                                            [LOGO]
Review this section for details on                       68  Choosing a Share Class
how shares are valued, how to                            69  Pricing of Fund Shares
purchase, sell and exchange                              70  Purchasing and Adding to Your Shares
shares, related charges and                              73  Selling Your Shares
payments of dividends and                                    Exchanging Your Shares
distributions.                                           75  General Policies on Selling Shares
                                                         76  Distribution Arrangements/Sales Charges
                                                         79  Distribution and Service (12b-1) Fees and Shareholder
                                                         81  Servicing Fees
                                                             Dividends, Distributions and Taxes
                                                      OTHER INFORMATION ABOUT THE FUNDS

                                            [LOGO]
                                                         82  Financial Highlights

 [LOGO]
          RISK/RETURN SUMMARY AND FUND EXPENSES                  OVERVIEW



    THE FUNDS                             AmSouth Funds (formerly AmSouth Mutual Funds) is a mutual
                                          fund family that offers different classes of shares in
                                          separate investment portfolios ("Funds"). The Funds have
                                          individual investment goals and strategies. This prospectus gives you important information about the Class A Shares
                                          (formerly Classic Shares) and the Class B Shares of the
                                          Capital Appreciation Funds, the Income Funds and the Money
                                          Market Funds that you should know before investing. Each
                                          Fund also offers a third class of shares called Trust Shares which is offered in a separate prospectus. Please read this prospectus and keep it for future reference.
                                          Each of the Funds in this prospectus is a mutual fund. A
                                          mutual fund pools shareholders' money and, using
                                          professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds,
                                          you should know a few general basics about investing in
                                          mutual funds.
                                          The value of your investment in a Fund is based on the
                                          market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect
                                          securities markets generally, as well as those that affect particular companies or government units. These price
                                          movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.
                                          LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                                          INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                                          DEPOSIT OR AN OBLIGATION OF AMSOUTH BANK, ITS AFFILIATES, OR
                                          ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT
                                          AGENCY.
                                          Each Fund has its own investment goal and strategies for
                                          reaching that goal. However, it cannot be guaranteed that a
                                          Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.
                                          The portfolio manager invests each Fund's assets in a way
                                          that the manager believes will help the Fund achieve its
                                          goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW

                          CAPITAL APPRECIATION FUNDS

                                          These Funds seek capital appreciation and invest primarily in equity securities, principally common stocks and, to a
                                          limited extent, preferred stocks and convertible securities.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - seeking a long-term goal such as retirement
                                          - looking to add a growth component to your portfolio
                                          - willing to accept the risks of investing in the stock
                                            markets
                                          These Funds may not be appropriate if you are:
                                          - pursuing a short-term goal or investing emergency reserves
                                          - uncomfortable with an investment that will fluctuate in
                                            value

   RISK/RETURN SUMMARY AND FUND EXPENSES            AMSOUTH BALANCED FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVES                 The Fund seeks to obtain long-term capital growth and
                                          produce a reasonable amount of current income through a
                                          moderately aggressive investment strategy.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests in a broadly
                                          diversified portfolio of equity and debt securities
                                          consisting primarily of common stocks and bonds.
                                          The Fund normally invests between 45-75% of its assets in
                                          equity securities and at least 25% of its assets in
                                          fixed-income securities. The portion of the Fund's assets
                                          invested in equity and debt securities will vary depending upon economic conditions, the general level of stock prices, interest rates and other factors, including the risks
                                          associated with each investment. The Fund's equity
                                          investments consist primarily of common stocks of companies that the portfolio manager believes are undervalued and have a favorable outlook. The Fund's fixed-income investments
                                          consist primarily of "high-grade" bonds, notes and
                                          debentures. The average dollar-weighted maturity of the
                                          fixed-income portion of the Fund's portfolio will range from one to thirty years.
                                          In managing the equity portion of the Fund, the portfolio
                                          manager uses a variety of economic projections, quantitative techniques, and earnings projections in formulating
                                          individual stock purchase and sale decisions. The portfolio manager selects investments that he believes have basic
                                          investment value which will eventually be recognized by
                                          other investors.
                                          In managing the fixed income portion of the Fund's
                                          portfolio, the portfolio manager uses a "top down"
                                          investment management approach focusing on a security's
                                          maturity. The manager sets, and continually adjusts, a
                                          target for the interest rate sensitivity of the Fund based upon expectations about interest rates and other economic
                                          factors. The manager then selects individual securities
                                          whose maturities fit this target and which are deemed to be the best relative values.
                                          The Fund may also invest in certain other equity and debt
                                          securities in addition to those described above. For a more complete description of the various securities in which the
                                          Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the Statement of
                                          Additional Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which the equity portion of this Fund
                                          focuses -- value stocks -- will underperform other kinds of investments or market averages.
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Generally, an increase in the average
                                          maturity of the fixed income portion of the Fund will make it more sensitive to interest rate risk.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES            AMSOUTH BALANCED FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1992                                                                             8.72
----                                                                             ----
93                                                                               14.37
94                                                                               -0.39
95                                                                               23.51
96                                                                                9.72
97                                                                               20.84
98                                                                               13.12

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was -0.61%.
                                              Best
                                              quarter:  9.21%     6/30/97
                                              Worst
                                             quarter:  -3.48%     9/30/98
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                 SINCE INCEPTION
                                      1 YEAR       5 YEARS         (12/19/91)
 CLASS A SHARES
 (with 4.50% sales charge)             8.04%        12.01%            12.80%
 CLASS B SHARES(2)
 (with applicable Contingent
 Deferred Sales Charge)                7.24%        12.56%            13.38%
 S&P 500(R) INDEX                     28.58%        24.06%            21.08%
 LEHMAN BROTHERS
 GOVERNMENT/CORPORATE BOND INDEX       9.47%         7.30%             6.28%

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares commenced operations on September 2, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.

   The chart and table on this page
   show how the Balanced Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance over
   seven years to demonstrate that the
   Fund's value varied at different
   times. The table below it compares
   the Fund's performance over time to
   that of the S&P 500(R) Index, a
   widely recognized, unmanaged index
   of common stocks, and the Lehman
   Brothers Government/Corporate Bond
   Index, an unmanaged index
   representative of the total return
   of government and corporate bonds.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.

   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

   RISK/RETURN SUMMARY AND FUND EXPENSES            AMSOUTH BALANCED FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            4.50%(2)   None
                                                     Maximum deferred sales charge
                                                     (load)                                None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee                       0.80%     0.80%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee            0.25%     0.00%
                                                     Other expenses(5)                    0.32%     0.32%
                                                     Total Fund operating expenses(5)     1.37%     2.12%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.31%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 1.36%; and Class B Shares, 2.11%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1      3        5       10
                                                                                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $583   $864   $1,166   $2,022
                                                     CLASS B SHARES
                                                     Assuming redemption          $715   $964   $1,339   $2,261
                                                     Assuming no redemption       $215   $664   $1,139   $2,261


   As an investor in the Balanced
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES              AMSOUTH GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Capital Growth Fund) seeks
                                          long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities
                                          convertible into common stocks such as convertible bonds and convertible preferred stocks.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded U.S. common stocks, as well as non-U.S.
                                          common stocks and American Depositary Receipts ("ADRs") that the portfolio manager believes have attractive potential for growth.
                                          In managing the Fund, the portfolio manager seeks
                                          reasonably-priced securities with the potential to produce above-average earnings growth. In choosing individual stocks the portfolio manager uses a quantitative process to
                                          identify companies with a history of above-average growth or companies that are expected to enter periods of
                                          above-average growth or are positioned in emerging growth
                                          industries. Some of the criteria that the manager uses to
                                          select these companies are earnings growth, return on
                                          capital, cash flow and price earnings ratios.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- growth stocks -- will underperform other kinds of investments or market averages.
                                          FOREIGN SECURITIES RISK: Investing in foreign markets
                                          involves a greater risk than investing in the United States.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES              AMSOUTH GROWTH FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1998                                                                             34.1
----                                                                             ----

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was 2.46%.
                                              Best
                                            quarter:  30.36%     12/31/98
                                              Worst
                                           quarter:  -11.65%      9/30/98

                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                 SINCE INCEPTION
                                                    1 YEAR          (8/3/97)
 CLASS A SHARES
 (with 4.50% sales charge)                          28.02%            20.06%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                            28.11%            20.51%
 S&P 500 INDEX                                      28.58%            21.50%

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares commenced operations on September 3, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.


   The chart and table on this page
   show how the Growth Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart shows the performance of
   the Fund's Class A Shares for its
   first full calendar year of
   operations. The table below it
   compares the Fund's performance
   over time to that of the S&P 500(R)
   Index, a widely recognized,
   unmanaged index of common stocks.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

   RISK/RETURN SUMMARY AND FUND EXPENSES              AMSOUTH GROWTH FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES      CLASS A          CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES           SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                               4.50%(2)          None
                                                     Maximum deferred sales charge
                                                     (load)                                   None            5.00%(3)
                                                     Redemption fee(4)                          0%               0%
                                                     ANNUAL FUND OPERATING EXPENSES        CLASS A          CLASS B
                                                     (FEES PAID FROM FUND ASSETS)           SHARES           SHARES
                                                     Management fee                          0.80%            0.80%
                                                     Distribution and service (12b-1)
                                                     fee                                     0.00%            1.00%
                                                     Shareholder servicing fee(5)            0.25%            0.00%
                                                     Other expenses(5)                       0.71%            0.70%
                                                     Total Fund operating expenses(5)        1.76%            2.50%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.17%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 1.23%; and Class B Shares, 1.97%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1        3        5       10
                                                                                  YEAR    YEARS    YEARS    YEARS
                                                     CLASS A SHARES               $621   $  979   $1,361   $2,430
                                                     CLASS B SHARES
                                                     Assuming redemption          $753   $1,079   $1,531   $2,654
                                                     Assuming no redemption       $253   $  779   $1,331   $2,654



   As an investor in the Growth
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH ENHANCED MARKET FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks to produce long-term growth of capital by
                                          investing primarily in a diversified portfolio of common
                                          stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The
                                          portfolio manager does not currently intend to purchase
                                          convertible securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests in a broadly
                                          diversified portfolio of S&P 500 stocks, overweighting
                                          relative to their S&P weights those that the portfolio
                                          manager believes to be undervalued compared to others in the index. The Fund seeks to maintain risk characteristics
                                          similar to that of the S&P 500 Index and, normally, invests at least 80% of its assets in common stocks drawn from the
                                          Index.
                                          The portfolio manager's stock selection process utilizes
                                          computer-aided quantitative analysis. The portfolio
                                          manager's computer models use many types of data, but
                                          emphasize technical data such as price and volume
                                          information. Applying these models to stocks within the S&P
                                          500, the portfolio manager hopes to generate more capital
                                          growth than that of the S&P 500. The portfolio manager's
                                          emphasis on technical analyses can result in significant
                                          shifts in portfolio holdings at different times. However,
                                          stringent risk controls at the style, industry and
                                          individual stock levels help ensure the Fund maintains risk characteristics similar to those of the S&P 500.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- stocks in the S&P 500
                                          Index which are primarily large cap companies -- will
                                          underperform other kinds of investments or market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH ENHANCED MARKET FUND

   This section would normally include a bar chart and a table showing how the Enhanced Market Fund has performed and how its performance has varied from year to year. Because the Fund has not been in operation for a full calendar year, the bar chart and table are not shown.
                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                           4.50%(2)    None
                                                     Maximum deferred sales
                                                     charge (load)                         None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee                       0.45%     0.45%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee            0.25%     0.00%
                                                     Other expenses(5)                    0.84%     0.85%
                                                     Total Fund operating expenses(5)     1.54%     2.30%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.20%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 0.90%; and Class B Shares, 1.75%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1        3        5       10
                                                                                  YEAR    YEARS    YEARS    YEARS
                                                     CLASS A SHARES               $600   $  915   $1,252   $2,202
                                                     CLASS B SHARES
                                                     Assuming redemption          $733   $1,018   $1,430   $2,445
                                                     Assuming no redemption       $233   $  718   $1,230   $2,445


   As an investor in the Enhanced
   Market Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES               AMSOUTH VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Equity Fund) seeks capital
                                          growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock.
                                          The production of current income is an incidental objective.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue these goals, the Fund invests primarily in common stocks that the portfolio manager believes to be
                                          undervalued.
                                          In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and
                                          earnings projections in formulating individual stock
                                          purchase and sale decisions. The portfolio manager will
                                          select investments that it believes have basic investment
                                          value which will eventually be recognized by other
                                          investors, thus increasing their value to the Fund.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses - undervalued
                                          stocks - will underperform other kinds of investments or
                                          market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES               AMSOUTH VALUE FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1989                                                                             26.54
----                                                                             -----
90                                                                               -6.49
91                                                                               19.21
92                                                                               10.33
93                                                                               18.38
94                                                                                0.37
95                                                                               27.39
96                                                                               15.74
97                                                                               32.30
98                                                                               17.62

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was -1.50%.
                                              Best
                                             quarter:  16.33%     6/30/97
                                              Worst
                                            quarter:  -14.77%     9/30/90

                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                                              SINCE INCEPTION
                                                    1 YEAR       5 YEARS       10 YEARS          (12/1/88)
 CLASS A SHARES
 (with 4.50% sales charge)                          12.33%       17.06%         15.01%            15.05%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                            11.70%       17.72%         15.44%            15.47%
 S&P 500(R) INDEX                                   28.58%       24.06%         19.19%            19.22%

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares commenced operations on September 3, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/services (12b-1) fees of Class B Shares.


   The chart and table on this page
   show how the Value Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance over ten
   years to demonstrate that the
   Fund's value varied at different
   times. The table below it compares
   the Fund's performance over time to
   that of the S&P 500(R) Index, a
   widely recognized, unmanaged index
   of common stocks. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.


   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

   RISK/RETURN SUMMARY AND FUND EXPENSES               AMSOUTH VALUE FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (EXPENSES PAID BY YOU DIRECTLY)(1)  SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            4.50%(2)   None
                                                     Maximum deferred sales charge
                                                     (load)                                None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee                       0.80%     0.80%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee            0.25%     0.00%
                                                     Other expenses(5)                    0.31%     0.31%
                                                     Total Fund operating expenses(5)     1.36%     2.11%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.30%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 1.35%; and Class B Shares, 2.10%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1      3        5       10
                                                                                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $582   $861   $1,161   $2,011
                                                     CLASS B SHARES
                                                     Assuming redemption          $714   $961   $1,334   $2,250
                                                     Assuming no redemption       $214   $661   $1,134   $2,250



   As an investor in the Value
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH EQUITY INCOME FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are
                                          convertible into common stocks, such as convertible bonds
                                          and convertible preferred stock.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          income-producing equity securities such as common stocks,
                                          ADRs, and securities convertible into common stocks,
                                          including convertible bonds and convertible preferred
                                          stocks.
                                          In managing the Fund's portfolio, the manager seeks equity securities which he believes to represent investment value.
                                          In choosing individual securities, the portfolio manager
                                          emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The portfolio manager will also consider higher valued companies that show the potential for growth. Factors that the
                                          portfolio manager considers in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value. The Fund also utilizes convertible securities because these securities
                                          typically offer higher yields and good potential for capital appreciation as well as some downside protection.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that this Fund's
                                          blended investment style will underperform other Funds or
                                          market averages that focus exclusively on either growth or value.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH EQUITY INCOME FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1998                                                                             12.14
----                                                                             -----

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was 4.58%.
                                              Best
                                              quarter:17.23%     12/31/98
                                              Worst
                                              quarter:   -12.55%  9/30/98

                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                 SINCE INCEPTION
                                                    1 YEAR          (3/20/97)
 CLASS A SHARES
 (with 4.50% sales charge)                           7.07%            15.05%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                             6.31%            15.34%
 S&P 500(R) INDEX                                   28.58%            34.10%

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares commenced operations on September 3, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/services (12b-1) fees of Class B Shares.

   The chart and table on this page
   show how the Equity Income Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart shows the performance of
   the Fund's Class A Shares for its
   first full calendar year of
   operations. The table below it
   compares the Fund's performance
   over time to that of the S&P 500(R)
   Index, a widely recognized,
   unmanaged index of common stocks.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.

   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH EQUITY INCOME FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            4.50%(2)   None
                                                     Maximum deferred sales charge
                                                     (load)                                None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee                       0.80%     0.80%
                                                     Distribution and service
                                                     (12b-1) fee                          0.00%     1.00%
                                                     Shareholder servicing fee            0.25%     0.00%
                                                     Other expenses(5)                    0.55%     0.55%
                                                     Total Fund operating expenses(5)     1.60%     2.35%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.38%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 1.43%; and Class B Shares, 2.13%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1        3        5       10
                                                                                  YEAR    YEARS    YEARS    YEARS
                                                     CLASS A SHARES               $605   $  932   $1,282   $2,265
                                                     CLASS B SHARES
                                                     Assuming redemption          $738   $1,033   $1,455   $2,499
                                                     Assuming no redemption       $238   $  733   $1,255   $2,499


   As an investor in the Equity
   Income Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH REGIONAL EQUITY FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVES                 The Fund seeks capital growth by investing primarily in a
                                          diversified portfolio of common stock and securities
                                          convertible into common stock, such as convertible bonds and convertible preferred stock. The production of current
                                          income is an incidental objective.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue these goals, the Fund invests primarily in common stocks of companies headquartered in the Southern Region of the United States, which includes Alabama, Florida, Georgia,
                                          Louisiana, Mississippi, North Carolina, South Carolina,
                                          Tennessee and Virginia, that the portfolio manager believes to be undervalued.
                                          In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and
                                          earnings projections in formulating individual stock
                                          purchase and sale decisions. The portfolio manager will
                                          select investments that he believes have basic investment
                                          value which will eventually be recognized by other
                                          investors.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          GEOGRAPHIC CONCENTRATION RISK: By concentrating its
                                          investments in the Southern Region, the Fund may be more
                                          vulnerable to unfavorable developments in that region than funds that are more geographically diversified.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- undervalued stocks of companies in the Southern Region -- will underperform other kinds of investments or market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH REGIONAL EQUITY FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

'1989'                                                                           24.69
------                                                                           -----
'90'                                                                             -6.33
'91'                                                                             38.83
'92'                                                                             21.49
'93'                                                                              9.48
'94'                                                                             -2.15
'95'                                                                              24.1
'96'                                                                             20.14
'97'                                                                             27.63
'98'                                                                             -8.38

                                     The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year. The Fund's total return from 1/1/99 to 9/30/99 was -20.89%.

                                              Best
                                             quarter:  20.87%     3/31/91
                                              Worst
                                            quarter:  -23.43%     9/30/98

                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)
   The chart and table on this page
   show how the Regional Equity Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over ten years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the S&P 500(R)Index, a widely
   recognized, unmanaged index of
   common stocks. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

                                                                                                       SINCE INCEPTION
                                                     1 YEAR          5 YEARS          10 YEARS            (12/1/88)
 CLASS A SHARES
 (with 4.50% sales charge)                          -12.51%           10.25%           13.39%              13.31%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                            -13.33%           10.79%           13.80%              13.71%
 S&P 500(R) INDEX                                    28.58%           24.06%           19.19%              19.22%

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares commenced operations on September 3, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH REGIONAL EQUITY FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            4.50%(2)   None
                                                     Maximum deferred sales charge
                                                     (load)                                None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee                       0.80%     0.80%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee            0.25%     0.00%
                                                     Other expenses(5)                    0.39%     0.39%
                                                     Total Fund operating expenses(5)     1.44%     2.19%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.35%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 1.40%; and Class B Shares, 2.15%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1      3        5       10
                                                                                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $590   $885   $1,201   $2,097
                                                     CLASS B SHARES
                                                     Assuming redemption          $722   $985   $1,375   $2,334
                                                     Assuming no redemption       $222   $685   $1,175   $2,334


   As an investor in the Regional
   Equity Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH SELECT EQUITY FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term growth of capital by investing
                                          primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible
                                          preferred stocks. The portfolio manager does not currently intend to purchase convertible securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of companies with market capitalizations greater than
                                          $2 billion at the time of purchase and that possess a
                                          dominant market share and have a barrier, such as a patent or well-known brand name, that shields its market share and profits from competitors.
                                          In managing the Fund's portfolio, the managers continuously monitor a universe of companies possessing "market power" to look for opportunities to purchase these stocks at
                                          reasonable prices. "Market power" is a combination of
                                          dominant market share and a barrier that protects that
                                          market share. In selecting individual securities, the
                                          portfolio managers look for companies that appear
                                          undervalued. The managers then conduct a fundamental
                                          analysis of the stock, the industry and the industry
                                          structure. The portfolio managers will then purchase those companies whose market power, in the managers' opinion, is intact. As a result, the portfolio managers may focus on a relatively limited number of stocks (i.e., generally 25 or less). The Fund is non-diversified.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses - undervalued growth
                                          stocks - will underperform other kinds of investments or
                                          market averages.
                                          NON-DIVERSIFIED RISK: The Fund may invest in a small number of companies which may increase the volatility of the Fund.
                                          If the companies in which the Fund invests perform poorly, the Fund could suffer greater losses than if it had been
                                          invested in a greater number of companies.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. However, the portfolio managers expect that the Fund's annual portfolio turnover rate will average less than 50% each year. If the
                                          Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its
                                          performance lower. For more information about these risks, please see the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH SELECT EQUITY FUND

   This section would normally include a bar chart and a table showing how the Select Equity Fund has performed and how its performance has varied from year to year. Because the Fund has not been in operation for a full calendar year, the bar chart and table are not shown.
                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                           4.50%(2)    None
                                                     Maximum deferred sales charge
                                                     (load)                                None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee                       0.80%     0.80%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee            0.25%     0.00%
                                                     Other expenses(5)                    0.78%     0.80%
                                                     Total Fund operating expenses(5)     1.83%     2.60%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%. 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.10%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 1.15%; and Class B Shares, 2.01%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1        3        5       10
                                                                                  YEAR    YEARS    YEARS    YEARS
                                                     CLASS A SHARES               $628   $1,000   $1,396   $2,501
                                                     CLASS B SHARES
                                                     Assuming redemption          $763   $1,108   $1,580   $2,747
                                                     Assuming no redemption       $263   $  808   $1,380   $2,747


   As an investor in the Select
   Equity Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:



     - $10,000 investment


     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES           AMSOUTH SMALL CAP FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of
                                          common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.
                                          Any current income generated from these securities is
                                          incidental.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000(R)
                                          Growth Index (currently between $50 million and $2 billion).
                                          In managing the Fund's portfolio, the manager seeks smaller companies with above-average growth potential. Factors the portfolio manager typically considers in selecting
                                          individual securities include positive changes in earnings estimates for future growth, higher than market average
                                          profitability, a strategic position in a specialized market, earnings growth consistently above market, and fundamental value.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          SMALL COMPANY RISK: Investing in smaller, lessor-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited
                                          flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- small company growth stocks -- will underperform other kinds of investments or
                                          market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES           AMSOUTH SMALL CAP FUND

   This section would normally include a bar chart and a table showing how the Small Cap Fund has performed and how its performance has varied from year to year. Because the Fund has not been in operation for a full calendar year, the bar chart and table are not shown.

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES         CLASS A   CLASS B
                                                     (EXPENSES PAID BY YOU DIRECTLY)(1)       SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                                 4.50%(2)   None
                                                     Maximum deferred sales charge (load)       None    5.00%(3)
                                                     Redemption fee(4)                            0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES           CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)             SHARES    SHARES
                                                     Management fee                            1.20%     1.20%
                                                     Distribution and service (12b-1) fee      0.00%     1.00%
                                                     Shareholder servicing fee                 0.25%     0.00%
                                                     Other expenses(5)                         1.25%     1.24%
                                                     Total Fund operating expenses(5)          2.70%     3.44%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.23%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 1.68%; and Class B Shares, 2.43%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1        3        5       10
                                                                                  YEAR    YEARS    YEARS    YEARS
                                                     CLASS A SHARES               $711   $1,251   $1,815   $3,345
                                                     CLASS B SHARES
                                                     Assuming redemption          $847   $1,356   $1,988   $3,555
                                                     Assuming no redemption       $347   $1,056   $1,788   $3,555


   As an investor in the Small
   Cap Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW

                          INCOME FUNDS


    TAXABLE FUNDS                         The Bond Fund, the Government Income Fund and the Limited
                                          Term Bond Fund seek current income and invest primarily in fixed income securities, such as U.S. government securities, or corporate, bank and commercial obligations.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - looking to add a monthly income component to your
                                            portfolio
                                          - willing to accept the risks of price and dividend
                                            fluctuations
                                          These Funds may not be appropriate if you are:
                                          - investing emergency reserves
                                          - uncomfortable with an investment that will fluctuate in
                                            value
    TAX-FREE FUNDS                        The Florida Tax-Exempt Fund and the Municipal Bond Fund seek tax-exempt income and invest primarily in municipal
                                          securities which are exempt from Federal and, in the case of the Florida Tax-Exempt Fund, Florida intangible taxes.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - looking to reduce Federal income or Florida intangible
                                            taxes
                                          - seeking monthly Federal tax-exempt dividends
                                          - willing to accept the risks of price and dividend
                                            fluctuations
                                          These Funds may not be appropriate if you are:
                                          - investing through a tax-exempt retirement plan
                                          - uncomfortable with an investment that will fluctuate in
                                            value

   AMSOUTH BOND FUND                                    AMSOUTH BOND FUND

                          RISK/RETURN SUMMARY AND FUND EXPENSES


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests in bonds and other
                                          fixed-income securities. These investments include primarily
                                          U.S. corporate bonds and debentures and notes or bonds
                                          issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund invests in debt securities only if they are high grade (rated at time of purchase in one of the three highest rating categories by a nationally
                                          recognized statistical rating organization (an "NRSRO"), or are determined by the portfolio manager to be of comparable quality). The Fund also invests in zero-coupon obligations which are securities which do not provide current income but represent ownership of future interest and principal
                                          payments on U.S. Treasury bonds.
                                          The Fund may purchase fixed-income securities of any
                                          maturity and although there is no limit on the Fund's
                                          average maturity, it is normally expected to be between five and ten years. In managing the Fund's portfolio, the manager uses a "top down" investment management approach focusing on a security's maturity. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund based upon expectations about interest rates. The
                                          manager then selects individual securities whose maturities fit this target and which the manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities.
                                          For a more complete description of the various securities in which the Fund may invest, please see the Additional
                                          Investment Strategies and Risks on page 51 or consult the
                                          SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-
                                          term bonds.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES                AMSOUTH BOND FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1989                                                                             12.67
----                                                                             -----
90                                                                                6.92
91                                                                               15.32
92                                                                                7.30
93                                                                                9.88
94                                                                               -3.23
95                                                                               18.41
96                                                                                2.56
97                                                                                9.27
98                                                                                9.19

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was -1.85%.
                                              Best
                                              quarter:  7.13%     6/30/89
                                              Worst
                                             quarter:  -2.39%     3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                   1             5             10          SINCE INCEPTION
                                                  YEAR         YEARS         YEARS           (12/31/88)
 CLASS A SHARES
 (with 4.00% sales charge)                        4.80%        6.11%          8.22%             8.22%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                          3.25%        6.44%          8.54%             8.54%
 LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND
 INDEX                                            9.47%        7.30%          9.34%             9.34%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

(2) Class B Shares commenced operations on September 3, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.

   The chart and table on this page
   show how the Bond Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance over ten
   years to demonstrate that the
   Fund's value varied at different
   times. The table below it compares
   the Fund's performance over time to
   that of the Lehman Brothers
   Government/ Corporate Bond Index,
   an unmanaged index representative
   of the total return of government
   and corporate bonds. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.

   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

   RISK/RETURN SUMMARY AND FUND EXPENSES                AMSOUTH BOND FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            4.00%(2)   None
                                                     Maximum deferred sales charge
                                                     (load)                                None     5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee(5)                    0.65%     0.65%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee(5)         0.25%     0.00%
                                                     Other expenses(5)                    0.32%     0.32%
                                                     Total Fund operating expenses(5)     1.22%     1.97%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) During the last fiscal year, management fees paid by the Fund were limited to 0.50%. Additionally, shareholders servicing fees for Class A Shares were limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.23%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 0.83%; and Class B Shares, 1.73%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                   1      3        5       10
                                                                                YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES             $519   $772   $1,044   $1,818
                                                     CLASS B SHARES
                                                     Assuming redemption        $700   $918   $1,262   $2,102
                                                     Assuming no redemption     $200   $618   $1,062   $2,102


   As an investor in the Bond
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                       AMSOUTH GOVERNMENT
   RISK/RETURN SUMMARY AND FUND EXPENSES                      INCOME FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These investments are
                                          principally mortgage-related securities, but may also
                                          include U.S. Treasury obligations.
                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on a
                                          security's maturity. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund based upon expectations about interest rates. The
                                          manager then selects individual securities whose maturities fit this target and which the manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          PREPAYMENT RISK: If a significant number of mortgages
                                          underlying a mortgage backed security are refinanced, the
                                          security may be "prepaid." In this case, investors receive their principal back and are typically forced to reinvest it in securities that pay lower interest rates. Rapid changes in prepayment rates can cause bond prices and yields to be volatile.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see the Additional Investment Strategies and Risks on page 51.

                                                       AMSOUTH GOVERNMENT
   RISK/RETURN SUMMARY AND FUND EXPENSES                      INCOME FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1994                                                                             -0.37
----                                                                             -----
95                                                                               14.38
96                                                                                4.07
97                                                                                9.35
98                                                                                7.14

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was 0.36%.
                                              Best
                                             quarter:   4.54%     6/30/95
                                              Worst
                                             quarter:  -1.43%     3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1, 2)

                                                     1           5         SINCE INCEPTION
                                                    YEAR       YEARS         (10/01/93)
 CLASS A SHARES
 (with 4.00% sales charge)                          2.88%      5.93%            5.63%
 LEHMAN BROTHERS MORTGAGE INDEX                     6.97%      7.23%            7.06%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

(2) This Fund also offers Class B Shares. Class B Shares had not commenced operations prior to the date of this prospectus.

   The chart and table on this page
   show how the Government Income Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over five years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers Mortgage Index,
   an unmanaged index generally
   representative of the mortgage bond
   market as a whole. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

                                                       AMSOUTH GOVERNMENT
   RISK/RETURN SUMMARY AND FUND EXPENSES                      INCOME FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                           4.00%(2)    None
                                                     Maximum deferred sales charge
                                                     (load)                                None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee(5)                    0.65%     0.65%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee(5)         0.25%     0.25%
                                                     Other expenses(5)                    1.02%     1.02%
                                                     Total Fund operating expenses(5)     1.92%     2.92%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) During the last fiscal year, management fees paid by the Fund were limited to 0.30%. Additionally, shareholder servicing fees for Class A Shares were limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.32%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 0.72%; and Class B Shares, 1.87%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1        3        5       10
                                                                                  YEAR    YEARS    YEARS    YEARS
                                                     CLASS A SHARES               $587   $  979   $1,395   $2,553
                                                     CLASS B SHARES
                                                     Assuming redemption          $795   $1,204   $1,738   $3,006
                                                     Assuming no redemption       $295   $  904   $1,538   $3,006


   As an investor in the
   Government Income Fund, you
   will pay the following fees
   and expenses when you buy and
   hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES   AMSOUTH LIMITED TERM BOND FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Limited Maturity Fund) seeks current income consistent with the preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          short-term fixed income securities with maturities of five years or less, principally corporate bonds and securities
                                          issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund invests in debt securities only if they are high-grade (rated at the time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable
                                          quality).
                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on a
                                          security's maturity. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund based upon expectations about interest rates and other economic factors. The manager then selects individual
                                          securities whose maturities fit this target and which the
                                          manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-
                                          term bonds.
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES   AMSOUTH LIMITED TERM BOND FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1990                                                                             8.52
----                                                                             ----
91                                                                               11.94
92                                                                                6.03
93                                                                                7.16
94                                                                                -1.8
95                                                                               12.72
96                                                                                3.69
97                                                                                6.80
98                                                                                7.13

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was 1.20%.
                                              Best
                                              quarter:  4.59%     6/30/89
                                              Worst
                                             quarter:  -1.41%     3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                               SINCE INCEPTION
                                                    1 YEAR       5 YEARS         (10/01/93)
 CLASS A SHARES
 (with 4.00% sales charge)                          2.88%         4.75%             6.69%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                            2.13%         5.28%             7.13%
 MERRILL LYNCH 1-5 YEAR GOVERNMENT/
 CORPORATE BOND INDEX                               7.69%         6.28%             6.06%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

(2) Class B Shares commenced operations on September 2, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.


   The chart and table on this page
   show how the Limited Term Bond Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over five years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   Merrill Lynch 1-5 Year
   Government/Corporate Bond Index, an
   unmanaged index representative of
   the total return of short-term
   government and corporate bonds. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.


   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

   RISK/RETURN SUMMARY AND FUND EXPENSES   AMSOUTH LIMITED TERM BOND FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A   CLASS B
                                                     (EXPENSES PAID BY YOU DIRECTLY)(1)        SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                                  4.00%(2)   None
                                                     Maximum deferred sales charge (load)        None    5.00%(3)
                                                     Redemption fee(4)                             0%        0%

                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES

                                                     Management fee(5)                          0.65%     0.65%
                                                     Distribution and service (12b-1) fee       0.00%     1.00%
                                                     Shareholder servicing fee(5)               0.25%     0.00%
                                                     Other expenses(5)                          0.35%     0.33%
                                                     Total Fund operating expenses(5)           1.25%     1.98%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) During the last fiscal year, management fees paid by the Fund were limited to 0.50%. Additionally, shareholder servicing fees for Class A Shares were limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.23% for Class A Shares and 0.21% for Class B Shares. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 0.83%; and Class B Shares, 1.71%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.
                                              EXPENSE EXAMPLE


                                                                                     1      3        5       10
                                                                                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $522   $781   $1,059   $1,851
                                                     CLASS B SHARES
                                                     Assuming redemption          $701   $921   $1,268   $2,118
                                                     Assuming no redemption       $201   $621   $1,068   $2,118



   As an investor in the Limited
   Term Bond Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent

   Deferred Sales Charge.


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                          AMSOUTH FLORIDA

   RISK/RETURN SUMMARY AND FUND EXPENSES                  TAX-EXEMPT FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Tax-Free Fund) seeks to
                                          produce as high a level of current interest income exempt
                                          from Federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of Florida and its political
                                          subdivisions, that provide income exempt from Federal
                                          personal income tax and Florida intangible personal property tax. The Fund invests in Florida municipal securities only if they are high grade (rated at the time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable
                                          quality).
                                          Although there is no limit on the Fund's average maturity, normally it is expected to be between five to ten years. In managing the Fund's portfolio, the manager uses a "top down"
                                          investment management approach focusing on interest rates
                                          and credit quality. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.
                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see the Additional Investment Strategies and Risks on page
                                          51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Florida and its municipalities, the
                                          Fund may be more vulnerable to unfavorable developments in
                                          Florida than funds that are more geographically diversified.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          LIQUIDITY RISK: The risk that certain securities may be
                                          difficult or impossible to sell at the time and the price
                                          that would normally prevail in the market.
                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-
                                          term bonds.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see the Additional Investment Strategies and Risks on page 51.

                                                          AMSOUTH FLORIDA

   RISK/RETURN SUMMARY AND FUND EXPENSES                  TAX-EXEMPT FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1995                                                                             11.04
----                                                                             -----
96                                                                               3.60
97                                                                               6.54
98                                                                               5.44

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was -1.34%.
                                              Best
                                            quarter:   4.40%      3/31/95
                                              Worst
                                            quarter:  -1.04%     12/31/94

                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                           SINCE
                                                   1     INCEPTION
                                                  YEAR   (09/30/94)
 CLASS A SHARES
 (with 4.00% sales charge)                        1.18%     4.93%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                          0.44%     5.56%
 MERRILL LYNCH 3-7 YEAR MUNICIPAL BOND INDEX      5.95%     6.23%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

(2) Class B Shares commenced operations on September 2, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.


   The chart and table on this page
   show how the Florida Tax-Exempt
   Fund has performed and how its
   performance has varied from year to
   year. The bar chart shows the
   performance of the Fund's Class A
   Shares for its first full calendar
   year of operations. The table below
   it compares the Fund's performance
   over time to that of the Merrill
   Lynch 3-7 Year Municipal Bond
   Index, an unmanaged index generally
   representative of the
   intermediate-term municipal bonds.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

                                                          AMSOUTH FLORIDA

   RISK/RETURN SUMMARY AND FUND EXPENSES                  TAX-EXEMPT FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (EXPENSES PAID BY YOU DIRECTLY)(1)  SHARES    SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            4.00%(2)   None
                                                     Maximum deferred sales charge
                                                     (load)                                None     5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee(5)                    0.65%     0.65%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%     1.00%
                                                     Shareholder servicing fee(5)         0.25%     0.00%
                                                     Other expenses(5)                    0.38%     0.37%
                                                     Total Fund operating expenses(5)     1.28%     2.02%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) Management fees paid by the Fund are being limited to 0.30%. Additionally, shareholder servicing fees for Class A Shares are being limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.21%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 0.61%; and Class B Shares, 1.51%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1      3         5       10
                                                                                  YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES               $525   $790    $1,074   $1,883
                                                     CLASS B SHARES
                                                     Assuming redemption          $705   $934    $1,288   $2,158
                                                     Assuming no redemption       $205   $634    $1,088   $2,158



   As an investor in the Florida
   Tax-Exempt Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                        AMSOUTH MUNICIPAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                        BOND FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks to produce as high a level of current federal tax-exempt income, as is consistent with the preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities that provide income that is exempt from federal income tax and not subject to the federal alternative
                                          minimum tax for individuals. Municipal securities are debt obligations, such as bonds and notes, issued by states,
                                          territories and possessions of the United States and their political subdivisions, agencies and instrumentalities.
                                          Additionally, the Fund concentrates its investments in
                                          municipal securities issued by the State of Alabama and its political subdivisions. The Fund invests in debt securities only if they are high-grade (rated at the time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of
                                          comparable quality).
                                          The Fund may purchase securities of any maturity. In
                                          managing the Fund's portfolio, the manager uses a "top down"
                                          investment management approach focusing on a security's
                                          maturity. The manager sets, and continually adjusts, a
                                          target for the interest rate sensitivity of the Fund based upon expectations about interest rates and other economic
                                          factors. The manager then selects individual securities
                                          whose maturities fit this target, have a certain level of
                                          credit quality, and which the manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          TAX RISK: The risk that the issuer of the securities will
                                          fail to comply with certain requirements of the Internal
                                          Revenue Code, which would cause adverse tax consequences.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          CONCENTRATION RISK: By concentrating its investments in
                                          securities issued by Alabama and its municipalities, the
                                          Fund may be more vulnerable to unfavorable developments in
                                          Alabama than funds that are more geographically diversified.
                                          Additionally, because of the relatively small number of
                                          issuers of Alabama municipal securities, the Fund is likely to invest in a limited number of issuers.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see the Additional Investment Strategies and Risks on page 51.

                                                        AMSOUTH MUNICIPAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                        BOND FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1998                                                                             5.42
----                                                                             ----

                                     The bar chart above does not reflect the
                                     impact of any applicable sales charges or
                                     account fees which would reduce returns.
                                     Additionally, the performance information
                                     shown above is based on a calendar year.
                                     The Fund's total return from 1/1/99 to
                                     9/30/99 was -1.22%.
                                              Best
                                              quarter:  2.99%     9/30/98
                                              Worst
                                              quarter:   0.50%   12/31/98
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                 SINCE INCEPTION
                                                    1 YEAR         (07/01/97)
 CLASS A SHARES
 (with 4.00% sales charge)                           1.24%            5.91%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                             0.42%            6.09%
 MERRILL LYNCH 3-7 YEAR MUNICIPAL BOND INDEX         5.95%            6.62%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

(2) Class B Shares commenced operations on September 2, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.

   The chart and table on this page
   show how the Municipal Bond Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart shows the
   performance of the Fund's Class A
   Shares for its first full calendar
   year of operations. The table below
   it compares the Fund's performance
   over time to that of the Merrill
   Lynch 3-7 Year Municipal Bond
   Index, an unmanaged index generally
   representative of municipal bonds
   with intermediate maturities. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.

   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

                                                        AMSOUTH MUNICIPAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                        BOND FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES
                                                     Maximum sales charge (load)
                                                     on purchases                         4.00%(2)   None
                                                     Maximum deferred sales
                                                     charge (load)                         None    5.00%(3)
                                                     Redemption fee(4)                       0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES
                                                     Management fee(5)                    0.65%     0.65%
                                                     Distribution and service
                                                     (12b-1) fee                          0.00%     1.00%
                                                     Shareholder servicing fee(5)         0.25%     0.00%
                                                     Other expenses(5)                    0.32%     0.24%
                                                     Total Fund operating expenses(5)     1.22%     1.89%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) Lower sales charges are available
                                  depending upon the amount invested. For
                                  investments of $1 million or more, a
                                  contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                  (3) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (4) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (5) During the last fiscal year, management fees paid by the Fund were limited to 0.40%. Additionally, shareholder servicing fees for Class A Shares were limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.23%. Total expenses after fee waivers and expense reimbursements for each class are: Class A Shares, 0.73%; and Class B Shares, 1.62%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1      3        5       10
                                                                                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $519   $772   $1,044   $1,818
                                                     CLASS B SHARES
                                                     Assuming redemption          $692   $894   $1,221   $2,037
                                                     Assuming no redemption       $192   $594   $1,021   $2,037


   As an investor in the
   Municipal Bond Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW

                          MONEY MARKET FUNDS


                                          These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt
                                          securities. The Funds seek to maintain a stable price of
                                          $1.00 per share.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - seeking preservation of capital
                                          - investing short-term reserves
                                          - willing to accept lower potential returns in exchange for a higher degree of safety
                                          - in the case of the Tax-Exempt Money Market Fund, seeking
                                          Federal tax-exempt income
                                          These Funds may not be appropriate if you are:
                                          - seeking high total return
                                          - pursuing a long-term goal or investing for retirement

                                                            AMSOUTH PRIME

   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Prime Obligations Fund) seeks current income with liquidity and stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests only in U.S.
                                          dollar-denominated, "high-quality" short-term debt
                                          securities, including the following:
                                          - obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities
                                          - certificates of deposit, time deposits, bankers'
                                          acceptances and other short-term securities issued by
                                            domestic or foreign banks or their subsidiaries or
                                            branches
                                          - domestic and foreign commercial paper and other short-term corporate debt obligations, including those with floating or variable rates of interest
                                          - obligations issued or guaranteed by one or more foreign
                                          governments or their agencies or instrumentalities,
                                            including obligations of supranational entities
                                          - asset-backed securities
                                          - repurchase agreements collateralized by the types of
                                            securities listed above
                                          "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1"
                                          by Moody's Investors Service, Inc.) or one NRSRO if only
                                          rated by one NRSRO or (ii) if unrated, are determined by the portfolio manager to be of comparable quality.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.
                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

                                                            AMSOUTH PRIME

   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)
                                     [Prime Obligations Fund Performance Bar
                                     Chart]

1989                                                                               9
----                                                                               -
90                                                                               7.86
91                                                                               5.77
92                                                                               3.39
93                                                                               2.61
94                                                                               3.72
95                                                                               5.50
96                                                                               4.84
97                                                                               4.98
98                                                                               4.88

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 3.24%.
                                              Best
                                              quarter:  2.35%     6/30/89
                                              Worst
                                              quarter:  0.63%     6/30/93
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                            SINCE INCEPTION
                                                 1 YEAR       5 YEARS         (12/19/91)
 CLASS A SHARES                                   5.35%        4.78%             5.35%
 CLASS B SHARES(2)
 (with applicable Contingent Deferred Sales
 Charge)                                           N/A          N/A              2.09%

(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares commenced operations on September 2, 1997. Performance prior to that date is represented by performance of Class A Shares, as adjusted for the distribution/service (12b-1) fees of Class B Shares.

As of December 31, 1998, the Fund's 7-day yield for Class A Shares and Class B Shares was 4.44% and 3.54%, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.29% and 3.39%, respectively, for this time period. For current yield information on the Fund, call 1-800-451-8382. The Fund's yield appears in The Wall Street Journal each Thursday.


   The chart and table on this page
   show how the Prime Money Market
   Fund has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over seven years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it shows the Fund's
   performance over time. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.


   The returns for Class B Shares will
   differ from the Class A Share
   returns shown in the bar chart
   because of differences in expenses
   of each class. The table assumes
   that Class B shareholders redeem
   all of their fund shares at the end
   of the period indicated.

                                                            AMSOUTH PRIME

   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES      CLASS A          CLASS B
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES           SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                                None             None
                                                     Maximum deferred sales charge
                                                     (load)                                   None         5.00%(2)
                                                     Redemption fee(3)                          0%               0%
                                                     ANNUAL FUND OPERATING EXPENSES        CLASS A          CLASS B
                                                     (FEES PAID FROM FUND ASSETS)           SHARES           SHARES
                                                     Management fee                          0.40%            0.40%
                                                     Distribution and service (12b-1)
                                                     fee                                     0.00%            1.00%
                                                     Shareholders servicing fee(4)           0.25%            0.00%
                                                     Other expenses(4)                       0.31%            0.32%
                                                     Total Fund operating expenses(4)        0.96%            1.72%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A CDSC on Class B Shares declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

                                  (3) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (4) Shareholder servicing for Class A Shares were limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.31%. Total expenses after fee waivers and expense reimbursements for each class are:
                                  Class A Shares, 0.80%; and Class B Shares,
                                  1.71%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                     1      3        5       10
                                                                                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $ 98   $306   $  531   $1,178
                                                     CLASS B SHARES
                                                     Assuming redemption          $675   $842   $1,133   $1,829
                                                     Assuming no redemption       $175   $542   $  933   $1,829



   As an investor in the Prime
   Money Market Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES      AMSOUTH U.S. TREASURY MONEY
   MARKET FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth U.S. Treasury Fund) seeks
                                          current income with liquidity and stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests exclusively in
                                          short-term U.S. dollar-denominated obligations issued by the
                                          U.S. Treasury ("U.S. Treasury Securities"), separately
                                          traded component parts of those securities called STRIPs,
                                          and repurchase agreements collateralized by U.S. Treasury
                                          Securities.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.
                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

   RISK/RETURN SUMMARY AND FUND EXPENSES      AMSOUTH U.S. TREASURY MONEY
   MARKET FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

1989                                                                             8.75
----                                                                             ----
90                                                                               7.64
91                                                                               5.48
92                                                                               3.32
93                                                                               2.54
94                                                                               3.55
95                                                                               5.30
96                                                                               4.62
97                                                                               4.65
98                                                                               4.50

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 2.95%.
                                              Best
                                              quarter:  2.23%     6/30/89
                                              Worst
                                              quarter:  0.62%     6/30/93
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                      1 YEAR       5 YEARS       SINCE INCEPTION
 CLASS A SHARES                        4.50%        4.52%             5.11%

(1) Both charts assume reinvestment of dividends and distributions.

As of December 31, 1998, the Fund's 7-day yield for Class A Shares was 3.87%. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.72% for this time period. For current yield information on the Fund, call 1-800-451-8382. The Fund's yield appears in The Wall Street Journal each Thursday.


   The chart and table on this page
   show how the U.S. Treasury Money
   Market Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by showing
   changes in the Fund's yearly
   performance over seven years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it shows the Fund's
   performance over time. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.

   RISK/RETURN SUMMARY AND FUND EXPENSES      AMSOUTH U.S. TREASURY MONEY
   MARKET FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                             None
                                                     Maximum deferred sales charge
                                                     (load)                                None
                                                     Redemption fee(2)                       0%

                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                       0.40%
                                                     Distribution and service (12b-1)
                                                     fee                                  0.00%
                                                     Shareholder servicing fee(3)         0.25%
                                                     Other expenses(3)                    0.32%
                                                     Total Fund operating expenses        0.97%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Shareholder servicing for Class A Shares were limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses are being limited to 0.31%. Total expenses after fee waivers and expense reimbursements for Class A Shares is 0.81%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                               1       3      5       10
                                                                             YEAR   YEARS  YEARS   YEARS
                                                     CLASS A SHARES          $99    $309   $536   $1,190



   As an investor in the U.S.
   Treasury Money Market Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES  AMSOUTH TAX-EXEMPT MONEY MARKET
   FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the Amsouth Tax-Exempt Fund) seeks as
                                          high a level of current interest income exempt from federal income taxes as is consistent with the preservation of
                                          capital and relative stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          short-term municipal securities that provide income that is exempt from federal income tax and not subject to the
                                          federal alternative minimum tax for individuals. Short-term municipal securities are debt obligations, such as bonds and notes, issued by states, territories and possessions of the
                                          United States and their political subdivisions, agencies and instrumentalities which, generally have remaining maturities of one year or less. Municipal securities purchased by the
                                          Fund may include rated and unrated variable and floating
                                          rate tax-exempt notes which may have a stated maturity in
                                          excess of one year but which will be subject to a demand
                                          feature permitting the Fund to demand payment within a year.
                                          The Fund may also invest up to 10% of its total assets in
                                          the securities of money market mutual funds which invest
                                          primarily in obligations exempt from federal income tax.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          The Fund may also invest in certain other short-term debt
                                          securities in addition to those described above. For a more complete description of the various securities in which the
                                          Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          TAX RISK. The risk that the issuer of the securities will
                                          fail to comply with certain requirements of the Internal
                                          Revenue Code, which would cause adverse tax consequences.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.
                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

   RISK/RETURN SUMMARY AND FUND EXPENSES  AMSOUTH TAX-EXEMPT MONEY MARKET
   FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)
                                     [Tax-Exempt Fund Performance Bar Chart]

1991                                                                             3.91
----                                                                             ----
92                                                                               2.59
93                                                                               1.92
94                                                                               2.33
95                                                                               3.44
96                                                                               2.95
97                                                                               3.10
98                                                                               2.89

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 1.93%.
                                              Best
                                             quarter:  1.40%     12/31/90
                                              Worst
                                             quarter:  0.44%      3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                 SINCE INCEPTION
                                      1 YEAR       5 YEARS         (12/19/91)
 CLASS A SHARES                        2.89%        2.94%             3.06%

(1) Both charts assume reinvestment of dividends and distributions.

As of December 31, 1998, the Fund's 7-day yield for Class A Shares was 3.03%. Without fee waivers and expense reimbursements, the Fund's yield would have been 2.68% for this time period. For current yield information on the Fund, call 1-800-451-8382. The Fund's yield appears in The Wall Street Journal each Thursday.


   The chart and table on this page
   show how the Tax-Exempt Money
   Market Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by showing
   changes in the Fund's yearly
   performance over seven years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it shows the Fund's
   performance over time. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.

   RISK/RETURN SUMMARY AND FUND EXPENSES  AMSOUTH TAX-EXEMPT MONEY MARKET
   FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES      CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                                None
                                                     Maximum deferred sales charge
                                                     (load)                                   None
                                                     Redemption fee(2)                          0%

                                                     ANNUAL FUND OPERATING EXPENSES        CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management fee                          0.40%
                                                     Distribution and service (12b-1)
                                                     fee                                     0.00%
                                                     Shareholder servicing fee               0.25%
                                                     Other expenses(3)                       0.35%
                                                     Total Fund operating expenses(3)        1.00%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge their customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) For the last fiscal year, Shareholder servicing fees were limited to 0.10%. Other Expenses are restated to reflect current fees. Other expenses are being limited to 0.11%. Total expenses after fee waivers and expense reimbursements for Class A Shares are 0.61%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES            $102   $318    $552    $1,225



   As an investor in the
   Tax-Exempt Money Market Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

 [LOGO]
          ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   CAPITAL APPRECIATION FUNDS
   BALANCED FUND -- The Fund will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments.

   As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities. Fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities. The Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") at the time of purchase, or if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. If the rating of any debt securities held by the Fund falls below the third highest rating the Fund will not have to dispose of those obligations and may continue to hold them if the portfolio manager considers it to be appropriate.


   GROWTH FUND -- The Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may also invest up to 35% of the value of its assets in preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.


   ENHANCED MARKET FUND -- The Fund will normally invest at least 80% of its total assets in equity securities drawn from the S&P 500 Index. The Fund may invest up to 20% of its total assets in equity securities not held in the S&P 500, corporate bonds, notes, and warrants, and short-term money market instruments. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market.


   VALUE FUND -- The Fund will normally invest at least 80% of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.


   EQUITY INCOME FUND -- The Fund will normally invest at least 65% of its total assets in income producing equity securities such as common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and short-term money market instruments or conducting substantial business.

   REGIONAL EQUITY FUND -- The Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks of companies headquartered in the Southern Region. The Fund may also invest up to 35% of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.

   SELECT EQUITY FUND -- The Fund will normally invest at least 65% of its assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalization greater than $2 billion at the time of purchase. The Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations less than $2 billion, preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market.

   SMALL CAP FUND -- The Fund will normally invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalization that are equivalent to the capitalization of the companies in the Russell 2000(R) Growth Index at the time of purchase. The Fund may invest up to 20% of the value of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of greater than $2 billion determined at the time of the purchase, preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   ALL FUNDS: TEMPORARY DEFENSIVE MEASURES -- If deemed appropriate under the circumstances, the Growth Fund, Equity Income Fund, Regional Equity Fund and Select Equity Fund may each increase its holdings in short-term money market instruments to over 35% of its total assets. Similarly, the Enhanced Market Fund, Value Fund and Small Cap Fund may each increase its holdings in short-term money market instruments to over 20% of its total assets. Each Capital Appreciation Fund may hold uninvested cash pending investment.


   INCOME FUNDS

   BOND FUND -- The Fund will invest at least 65% of its total assets in bonds (including debentures). For temporary defensive purposes, the Fund may hold more than 35% of its total assets in cash and cash equivalents. "Cash equivalents" are short-term, interest-bearing instruments or deposits known as money market instruments.

   GOVERNMENT INCOME FUND -- The Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Up to 35% of the Fund's total assets may be invested in other types of debt securities, preferred stocks and options. Under normal market conditions, the Fund will invest up to 80% of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or, if unrated, determined by its portfolio manager to be of comparable quality.


   LIMITED TERM BOND FUND -- The Fund will normally invest at least 65% of its total assets in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Fund to require the issuer of the security to redeem the security within five years from the date of purchase by the Fund or for which the Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Fund. The remainder of the Fund's assets may be invested in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of greater than five years, cash, cash equivalents, and money-market instruments. For temporary defensive purposes, the Fund may invest more than 35% of its total assets in cash, cash equivalents and corporate bonds with remaining maturities of less than 1 year.


   If the Fund acquires a debt security with a stated or remaining maturity in excess of five years, the Fund may acquire a "put" with respect to the security. Under a "put", the Fund would have the right to sell the debt security within a specified period of time at a specified minimum price. The Fund will only acquire puts from dealers, banks and broker-dealers which the Advisor has determined are creditworthy. A put will be sold, transferred, or assigned by the Fund only with the underlying debt security. The Fund will acquire puts solely to shorten the maturity of the underlying debt security.


   FLORIDA TAX-EXEMPT FUND -- As a fundamental policy, the Fund will normally invest at least 80% of its net assets in Florida Municipal Securities. Florida municipal securities include bonds, notes and warrants generally issued by or on behalf of the State of Florida and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from federal income tax, is not subject to the federal alternative minimum tax for individuals, and is exempt from the Florida intangible personal property tax.


   Under normal market conditions, the Fund may invest up to 20% of net assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). For purposes of the 20% basket the Fund may also invest in municipal securities of states other than Florida.

   For temporary defensive purposes, the Fund may increase its holdings in Taxable Obligations to over 20% of its net assets and hold uninvested cash reserves pending investment. The Fund may also increase its holdings in municipal securities of states other than Florida to over 20% of its net assets in such situations. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Funds' quality standards (as described in the SAI) for tax-exempt commercial paper.


   The Florida Tax-Exempt Fund is a non-diversified fund and may concentrate its investments in the securities of a limited number of issuers. Thus, the Florida Tax-Exempt Fund generally may invest up to 25% of its total assets in the securities of each of any two issuers.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   MUNICIPAL BOND FUND -- As a fundamental policy, the Fund will normally invest at least 80% of its net assets in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. Additionally, as a fundamental policy, the Fund will invest, under normal market conditions, at least 65% of the its total assets in bonds.

   Under normal market conditions, the Fund may invest up to 20% of net assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in Taxable Obligations to over 20% of its net assets and hold uninvested cash reserves pending investment. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Funds' quality standards (as described in the SAI) for tax-exempt commercial paper.

   The Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals.

   MONEY MARKET FUNDS


   TAX-EXEMPT MONEY MARKET FUND -- As a fundamental policy, under normal market conditions at least 80% of the Fund's total assets will be invested in municipal securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. It is also a fundamental policy that the Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to regular federal income tax or treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Taxable Obligations"). For temporary defensive purposes, however, the Fund may increase its short-term Taxable Obligations to over 20% of its total assets and hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper.


   The Fund will invest only in those municipal securities and other obligations which are considered by the portfolio manager to present minimal credit risks. In addition, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees.

   INVESTMENT PRACTICES

   The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                                               FUND NAME                            FUND CODE
                                               ---------                            ---------
                        Balanced Fund                                                 1
                        Growth Fund                                                   2
                        Enhanced Market Fund                                          3
                        Value Fund                                                    4
                        Equity Income Fund                                            5
                        Regional Equity Fund                                          6
                        Select Equity Fund                                            7
                        Small Cap Fund                                                8
                        Bond Fund                                                     9
                        Government Income Fund                                       10
                        Limited Term Bond Fund                                       11
                        Florida Tax-Exempt Fund                                      12
                        Municipal Bond Fund                                          13
                        Prime Money Market Fund                                      14
                        U.S. Treasury Money Market Fund                              15
                        Tax-Exempt Money Market Fund                                 16


                             INSTRUMENT                               FUND CODE        RISK TYPE
                             ----------                               ---------        ---------
    AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are foreign shares         1-8           Market
    of a company held by a U.S. bank that issues a receipt                             Political
    evidencing ownership.                                                              Foreign Investment
    ASSET-BACKED SECURITIES: Securities secured by company              9,14           Pre-payment
    receivables, home equity loans, truck and auto loans,                              Market
    leases, credit card receivables and other securities backed                        Credit
    by other types of receivables or other assets.                                     Interest Rate
                                                                                       Regulatory
                                                                                       Liquidity
    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn    2,4,6,9,14,16      Credit
    on and accepted by a commercial bank. Maturities are                               Liquidity
    generally six months or less.                                                      Market
                                                                                       Interest Rate
    BONDS: Interest-bearing or discounted government or                1,9-13          Interest Rate
    corporate securities that obligate the issuer to pay the                           Market
    bondholder a specified sum of money, usually at specific                           Credit
    intervals, and to repay the principal amount of the loan at maturity. The Funds will only purchase bonds that are high grade (rated at the time of purchase) in one of the three
    highest rating categories by a nationally recognized
    statistical rating organizations, or, if not rated,
    determined to be of comparable quality by the Adviser.
    CALL AND PUT OPTIONS: A call option gives the buyer the           1,3,5,7,9        Management
    right to buy, and obligates the seller of the option to                            Liquidity
    sell, a security at a specified price. A put option gives                          Credit
    the buyer the right to sell, and obligates the seller of the                       Market
    option to buy a security at a specified price. The Funds                           Leverage
    will sell only covered call and secured put options.
    CERTIFICATES OF DEPOSIT: Negotiable instruments with a          2,9,12,14,16       Market
    stated maturity.                                                                   Credit
                                                                                       Liquidity
                                                                                       Interest Rate

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                             INSTRUMENT                               FUND CODE        RISK TYPE
                             ----------                               ---------        ---------
    COMMERCIAL PAPER: Secured and unsecured short-term                 1-14,16         Credit
    promissory notes issued by corporations and other entities.                        Liquidity
    Maturities generally vary from a few days to nine months.                          Market
                                                                                       Interest Rate
    COMMON STOCK: Shares of ownership of a company.                      1-8           Market
    CONVERTIBLE SECURITIES: Bonds or preferred stock that                1-8           Market
    convert to common stock.                                                           Credit
    DEMAND FEATURES: Securities that are subject to puts and         1,2,9-14,16       Market
    standby commitments to purchase the securities at a fixed                          Liquidity
    price (usually with accrued interest) within a fixed period                        Management
    of time following demand by a Fund.
    DERIVATIVES: Instruments whose value is derived from an            1-14,16         Management
    underlying contract, index or security, or any combination                         Market
    thereof, including futures, options (e.g., put and calls),                         Interest Rate
    options on futures, swap agreements, and some                                      Credit
    mortgage-backed securities.                                                        Liquidity
                                                                                       Leverage
    FOREIGN SECURITIES: Stocks issued by foreign companies, as         1-8,11          Market
    well as commercial paper of foreign issuers and obligations                        Political
    of foreign banks, overseas branches of U.S. banks and                              Liquidity
    supranational entities.                                                            Foreign Investment
    FUNDING AGREEMENTS: Also known as guaranteed investment              14            Liquidity
    contracts, an agreement where a Fund invests an amount of                          Credit
    cash with an insurance company and the insurance company                           Market
    credits such investment on a monthly basis with guaranteed                         Interest Rate
    interest which is based on an index. These agreements
    provide that the guaranteed interest will not be less than a certain minimum rate. These agreements also provide for
    adjustment of the interest rate monthly and are considered variable rate instruments. Funding Agreements are considered illiquid investments, and, together with other instruments in the Fund which are not readily marketable, may not exceed
    10% of the Fund's net assets.
    FUTURES AND RELATED OPTIONS: A contract providing for the         3,7,9,11         Management
    future sale and purchase of a specified amount of a                                Market
    specified security, class of securities, or an index at a                          Credit
    specified time in the future and at a specified price.                             Liquidity
                                                                                       Leverage
    HIGH-YIELD/HIGH-RISK/DEBT SECURITIES:                                 5            Credit
    High-yield/High-risk/debt securities are securities that are                       Market
    rated below investment grade by the primary rating agencies                        Liquidity
    (e.g., BB or lower by Standard & Poor's and Ba or lower by                         Interest Rate
    Moody's).
    These securities are considered speculative and involve
    greater risk of loss than investment grade debt securities.
    Other terms commonly used to describe such securities
    include "lower rated bonds," "noninvestment grade bonds" and
    "junk bonds."
    INVESTMENT COMPANY SECURITIES: Shares of investment                 1-16           Market
    companies. A Fund may invest up to 5% of its assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered
    investment company or invest more than 10% of its assets in the securities of other registered investment companies.
    These registered investment companies may include money
    market funds of AmSouth Funds and shares of other registered investment companies for which the Adviser or a Sub-Adviser to a Fund or any of their affiliates serves as investment
    adviser, administrator or distributor.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                             INSTRUMENT                               FUND CODE        RISK TYPE
                             ----------                               ---------        ---------
    The Money Market Funds may only invest in shares of other
    investment companies with similar objectives.
    MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                   1-14,16         Market
    dollar-denominated debt securities that have remaining                             Credit
    maturities of one year or less. These securities may include
    U.S. government obligations, commercial paper and other
    short-term corporate obligations, repurchase agreements
    collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial
    institution obligations. These securities may carry fixed or variable interest rates.
    MORTGAGE-BACKED SECURITIES: Debt obligations secured by real      1,9,10,14        Pre-payment
    estate loans and pools of loans. These include                                     Market
    collateralized mortgage obligations and real estate mortgage                       Credit
    investment conduits.                                                               Regulatory
    MUNICIPAL SECURITIES: Securities issued by a state or             12,13,16         Market
    political subdivision to obtain funds for various public                           Credit
    purposes Municipal securities include private activity bonds                       Political
    and industrial development bonds, as well as general                               Tax
    obligation bonds, tax anticipation notes, bond anticipation                        Regulatory
    notes, revenue anticipation notes, project notes, other                            Interest Rate
    short-term tax-exempt obligations, municipal leases, and
    obligations of municipal housing authorities (single family revenue bonds).
    There are two general types of municipal
    bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take
    many shapes and forms but are generally backed by revenue
    from a specific project or tax. These include, but are not limited, to certificates of participation (COPs); utility
    and sales tax revenues; tax increment or tax allocations;
    housing and special tax, including assessment district and community facilities district (Mello-Roos) issues which are secured by specific real estate parcels; hospital revenue;
    and industrial development bonds that are secured by a
    private company.
    PREFERRED STOCKS: Preferred Stocks are equity securities             1-8           Market
    that generally pay dividends at a specified rate and have
    preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
    REPURCHASE AGREEMENTS: The purchase of a security and the         1-9,14,16        Market
    simultaneous commitment to return the security to the seller                       Leverage
    at an agreed upon price on an agreed upon date. This is
    treated as a loan by a fund.
    REVERSE REPURCHASE AGREEMENT: The sale of a security and the    2,3,7,8,9,14-16    Market
    simultaneous commitment to buy the security back at an                             Leverage
    agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
    SECURITIES LENDING: The lending of up to 33 1/3% of the            1-14,16         Market
    Fund's total assets. In return the Fund will receive cash,                         Leverage
    other securities, and/or letters of credit.                                        Liquidity
                                                                                       Credit
    TIME DEPOSITS: Non-negotiable receipts issued by a bank in        12-14,16         Liquidity
    exchange for the deposit of funds.                                                 Credit
                                                                                       Market
    TREASURY RECEIPTS: Treasury receipts, Treasury investment          9-14,16         Market
    growth receipts, and certificates of accrual of Treasury
    securities.
    U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by          1-3,7-14,16       Market
    agencies and instrumentalities of the U.S. government. These                       Credit
    include Ginnie Mae, Fannie Mae, and Freddie Mac.                                   Interest Rate
    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately        1-3,7-16         Market
    traded registered interest and principal securities, and
    coupons under bank entry safekeeping.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                             INSTRUMENT                               FUND CODE        RISK TYPE
                             ----------                               ---------        ---------
    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes         14,16          Credit
    that permit the indebtedness to vary and provide for                               Liquidity
    periodic adjustments in the interest rate according to the                         Interest Rate
    terms of the instrument. Because master demand notes are
    direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of
    principal and accrued interest at specified intervals.
    VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with          2,9,14,16        Credit
    interest rates which are reset daily, weekly, quarterly or                         Liquidity
    some other period and which may be payable to the Fund on                          Market
    demand.                                                                            Interest Rate
    WARRANTS: Securities, typically issued with preferred stock          1-8           Market
    or bonds, that give the holder the right to buy a                                  Credit
    proportionate amount of common stock at a specified price.
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or        1-14,16         Market
    contract to purchase securities at a fixed price for                               Leverage
    delivery at a future date.                                                         Liquidity
                                                                                       Credit
    ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay        1-14,16         Credit
    no interest, but are issued at a discount from their value                         Market
    at maturity. When held to maturity, their entire return                            Zero Coupon
    equals the difference between their issue price and their                          Interest Rate
    maturity value.

   INVESTMENT RISKS

   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

          HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

          SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.


   YEAR 2000 RISK. AmSouth Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, AmSouth Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. AmSouth Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to AmSouth Funds. While it is likely that such assurances will be obtained, AmSouth Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which AmSouth Funds does business.

 [LOGO]
          FUND MANAGEMENT

   THE INVESTMENT ADVISER

   AmSouth Bank, (AmSouth or the "Adviser"), is the adviser for the Funds. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of September 30, 1999 of $20 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of June 30, 1999, AmSouth and its affiliates had over $8 billion in assets under discretionary management and provided custody services for an additional $21 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.


   Through its portfolio management team, AmSouth makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, the Funds paid as follows during their fiscal year ended:


                                                        PERCENTAGE OF
                                                     AVERAGE NET ASSETS
                                                       AS OF 07/31/99
                                               ------------------------------
     Balanced Fund                                         0.80%
                                               ------------------------------
     Growth Fund                                           0.80%
                                               ------------------------------
     Enhanced Market Fund                                  0.45%
                                               ------------------------------
     Value Fund                                            0.80%
                                               ------------------------------
     Equity Income Fund                                    0.80%
                                               ------------------------------
     Regional Equity Fund                                  0.80%
                                               ------------------------------
     Select Equity Fund                                    0.80%
                                               ------------------------------
     Small Cap Fund                                        1.20%
                                               ------------------------------
     Bond Fund                                             0.50%
                                               ------------------------------
     Florida Tax-Exempt Fund                               0.30%
                                               ------------------------------
     Government Income Fund                                0.30%
                                               ------------------------------
     Limited Term Bond Fund                                0.50%
                                               ------------------------------
     Municipal Bond Fund                                   0.40%
                                               ------------------------------
     Prime Money Market Fund                               0.40%
                                               ------------------------------
     U.S. Treasury Money Market Fund                       0.40%
                                               ------------------------------
     Tax-Exempt Money Market Fund                          0.20%
    -------------------------------------------------------------------------


   THE INVESTMENT SUB-ADVISERS


   GROWTH FUND. Peachtree Asset Management ("Peachtree" or "Sub-Advisor") serves as investment sub-advisor to the Growth Fund, pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, Peachtree manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.



   Peachtree is a division of SSB Citi Fund Management LLC, which is an indirect wholly-owned subsidiary of Citigroup, Inc. Peachtree has performed advisory services since 1994 for institutional clients, and has its principal offices at 303 Peachtree Street, N.E., Atlanta, GA 30308. SSB Citi Fund Management LLC and its predecessors have been providing investment advisory services to mutual funds since 1968. As of July 31, 1999, SSB Citi Fund Management LLC had aggregate assets under management of approximately $114 billion.

   FUND MANAGEMENT

   ENHANCED MARKET FUND AND SELECT EQUITY FUND. OakBrook Investments, LLC ("OakBrook") serves as investment sub-adviser to the Enhanced Market Fund and the Select Equity Fund pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, OakBrook manages the Funds, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with each Fund's investment objective, policies, and restrictions.

   OakBrook is 50% owned by AmSouth and 50% owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 135, Lisle, IL 60532.

   The following table sets forth the performance data relating to the historical performance of two institutional funds, the Multiple Fund Investment Trust for the Employee Benefit Plans Large Cap Equity Growth Fund (the "Large Cap Fund") and the Multiple Fund Investment Trust for the Employee Benefit Plans Enhanced S&P 500 Equity Fund (the "Enhanced S&P Fund"), since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund, respectively.

   Dr. Wright, Ms. Sampson, and Dr. Jankovskis are the portfolio managers for the Select Equity Fund, and, as such, have the primary responsibility for the day-to-day portfolio management of the Fund. From November 1, 1993 to February 25, 1998, Dr. Wright was the portfolio manager of the Large Cap Fund, a commingled investment fund managed by ANB Investment Management and Trust Company ("ANB") for employee benefit plan accounts. Dr. Wright received the same portfolio management assistance and support in managing the Large Cap Fund from Ms. Sampson and Dr. Jankovskis that he receives from them in managing the Select Equity Fund. This data is provided to illustrate the past performance of Dr. Neil Wright in managing a substantially similar account as measured against a specified market index and does not represent the performance of the Select Equity Fund. Investors should not consider this performance data as an indication of future performance of the Select Equity Fund.

   Dr. Wright, Ms. Sampson, and Dr. Jankovskis are the portfolio managers for the Enhanced Market Fund, and, as such, have the primary responsibility for the day-to-day portfolio management of the Fund. From December 1, 1994 to February 25, 1998, Dr. Wright, Ms. Sampson, and Dr. Jankovskis were the portfolio managers of the Enhanced S&P Fund, a commingled investment fund managed by ANB for employee benefit plan accounts. This data is provided to illustrate the past performance of Dr. Neil Wright, Ms. Sampson, and Dr. Jankovskis in managing a substantially similar account as measured against a specified market index and does not represent the performance of the Enhanced Market Fund. Investors should not consider this performance data as an indication of future performance of the Enhanced Market Fund.

   The performance data shown below relating to the institutional accounts was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. The returns of the Large Cap Fund reflect the deduction of an investment advisory fee of 1.00%, the returns of the Enhanced S&P Fund reflect the deduction of an investment advisory fee of .50%, and both accounts reflect deductions of brokerage commissions, execution costs, and custodial fees paid by ANB's institutional private accounts, without provision for federal or state income taxes. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

   The institutional private accounts were not subject to the same types of expenses to which the Select Equity Fund and the Enhanced Market Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the institutional accounts could have been adversely affected if the accounts had been regulated as investment company under the federal securities laws.

   The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

   FUND MANAGEMENT

   The investment results presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Select Equity Fund and the Enhanced Market Fund or an individual investor investing in such Funds. The investment results were not calculated pursuant to the methodology established by the SEC that will be used to calculate the Select Equity Fund's and the Enhanced Market Fund's performance results. Investors should also be aware that the use of a methodology different from that used below to calculate performance would result in different performance data. All information set forth in the table below relies on data supplied by OakBrook or from statistical services, reports or other sources believed by OakBrook to be reliable. However, except as otherwise indicated, such information has not been verified and is unaudited.

                                                                 ENHANCED        S&P 500
    YEAR                                   LARGE CAP FUND        S&P FUND        INDEX(1)
    ----                                 ------------------    ------------    ------------
    1993(2)                                     2.62%                --             .30%
    1994                                        4.39%                --            1.37%
    1994(3)                                       --               1.24%           1.45%
    1995                                       31.26%             35.49%          37.43%
    1996                                       19.34%             25.86%          23.14%
    1997                                       37.36%             33.00%          33.34%
    1998(4)                                     1.44%              1.10%           1.11%
    Since inception(5)                         22.12%                --           21.90%
    Since inception(6)                            --              30.47%          30.35%

   (1) The S&P 500 Index is an unmanaged index which measures the performance of 500 stocks representative of the U.S. equity market.

   (2) Total return for the period from November 1, 1993 through December 31, 1993. Returns have not been annualized.

   (3) Total return for the period from December 1, 1994 through December 31, 1994. Returns have not been annualized.

   (4) Total return for the period from January 1, 1998, through January 31, 1998. Returns have not been annualized.

   (5) Annualized total return for the Large Cap Fund is for the period from November 1, 1993 through January 31, 1998.

   (6) Annualized total return for the Enhanced S&P Fund is for the period from December 1, 1994 through January 31, 1998.

          HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

   EQUITY INCOME FUND. Rockhaven Asset Management, LLC ("Rockhaven") serves as investment sub-adviser to the Equity Income Fund pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, Rockhaven manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objective, policies, and restrictions.

   Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.

   Mr. Wiles is the portfolio manager of the Equity Income Fund and has primary responsibility for the day-to-day portfolio management of the Fund. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund.

   FUND MANAGEMENT

   The cumulative total return for the Class A Shares of the Federated Equity Income Fund from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's Composite Stock Price Index ("S&P 500 Index") was 135.09%. The cumulative total return for the Class B Shares of the Federated Equity Income Fund from September 27, 1994 (date of initial public offering) through January 31, 1997 was 62.64%, absent the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the S&P 500 Index was 79.69%. At January 31, 1997, the Federated Equity Income Fund had approximately $970 million in net assets. As portfolio manager of the Federated Equity Income Fund, Mr. Wiles had full discretionary authority over the selection of investments for that fund. Average annual total returns for the one-year, three-year, and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed the Class A Shares of the Federated Equity Income Fund and for the one-year and since inception period for the Class B Shares of the Federated Equity Income Fund compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:

   PRIOR PERFORMANCE OF CLASS A SHARES AND CLASS B SHARES OF THE FEDERATED EQUITY INCOME FUND

                                                                                                    LIPPER
                                                         FEDERATED EQUITY         S&P 500        EQUITY INCOME
                                                         INCOME FUND(+*)         INDEX(@)        FUND INDEX(#)
                                                      ----------------------    -----------    -----------------
    CLASS A SHARES
      (absent imposition of sales charge)
      One Year                                                23.26%               26.34%            19.48%
      Three Years                                             17.03%               20.72%            15.09%
      Five Years                                              16.51%               17.02%            14.73%
      August 1, 1991 through                                  17.25%               16.78%            14.99%
      January 31, 1997
    CLASS B SHARES
      (absent imposition of Federated Equity
      Income Fund's maximum sales charge)
      One Year                                                16.48%
      Three Years                                             14.85%
      Five Years                                              15.20%
      August 1, 1991 through January 31, 1997                 16.05%
    CLASS B SHARES
      (absent imposition of contingent deferred
      sales charge)
      One Year                                                22.26%               26.34%            19.48%
      September 27, 1994 through January 31, 1997             23.15%               28.44%            20.65%
    CLASS B SHARES
      (assuming imposition of the Federated Equity
      Income Fund's maximum contingent deferred
      sales charge)
      One Year                                                16.76%
      September 27, 1994 through January 31, 1997             22.79%

   (+) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

   (*) During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Class A Shares (the shares most similar to the Class A Shares of the AmSouth Equity Income Fund) of the Federated Equity Income Fund ranged from 0.95% to 1.05% of the fund's average daily net assets. During the period from September 27, 1994 through January 31, 1997 the operating expense ratio for the Class B Shares of the Federated Equity Income Fund ranged from 1.80% to 1.87% of the fund's average daily net assets. The operating expenses of the Class A Shares and Class B Shares of the Federated Equity Income Fund were lower than the projected operating expenses of the Class A Shares and Class B Shares, respectively, of the AmSouth Equity Income Fund. If the actual operating expenses of the AmSouth Equity Fund are higher than the historical operating expenses of the Federated Equity Income Fund, this could negatively affect performance.

   (@) The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

          HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

   FUND MANAGEMENT

   The Federated Equity Income Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Equity Income Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

   Christopher Wiles was the Federated Equity Income Fund's portfolio manager from August 1, 1991 to January 31, 1997. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997. Mr. Wiles served as Assistant Vice President of the Fund's investment advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.

   SMALL CAP FUND. Sawgrass Asset Management, LLC ("Sawgrass") serves as investment sub-adviser to the Small Cap Fund, pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, Sawgrass manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.

   Sawgrass is 50% owned by AmSouth and 50% owned by Sawgrass Asset Management, Inc. Sawgrass Asset Management, Inc. is controlled by Mr. Dean McQuiddy, Mr. Brian Monroe and Mr. Andrew Cantor. Sawgrass was organized in January, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 4337 Pablo Oaks Court, Jacksonville, FL 32224.

   The following tables set forth the performance data relating to the historical performance of an institutional fund (the Employee Benefit Small Capitalization Fund) and a mutual fund (the Emerald Small Capitalization
   Fund), since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the AmSouth Small Cap Fund. Mr. Dean McQuiddy, a Principal of Sawgrass, is the portfolio manager for the Small Cap Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. From January 1, 1987 to December 31, 1997, he was the portfolio manager of the Employee Benefit Small Capitalization Fund, a common trust fund managed by Barnett Bank for employee benefit plan accounts. On January 4, 1994, the Employee Benefits Small Capitalization Fund transferred the majority of its assets to the Emerald Small Capitalization Fund. Mr. McQuiddy was the portfolio manager for the Emerald Small Capitalization Fund from its inception through December 31, 1997. This data is provided to illustrate the past performance of Mr. McQuiddy in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Small Cap Fund. Investors should not consider this performance data as an indication of future performance of the Small Cap Fund.

   The performance data shown below relating to the institutional account was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. The returns of the institutional account reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Barnett's institutional private account, without provision for federal or state income taxes. Custodial fees of the institutional account, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the institutional fund are calculated by geometrically linking the monthly returns.

   The institutional private account was not subject to the same types of expenses to which the Small Cap Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the institutional account could have been adversely affected if the account had been regulated as investment company under the federal securities laws.

   The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

   The investment results presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Small Cap Fund or an individual investor investing in such Fund. The investment results were not calculated pursuant to the methodology established by the SEC that will be used to calculate the Small Cap Fund's performance results. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

   FUND MANAGEMENT

   All information set forth in the tables below relies on data supplied by Sawgrass or from statistical services, reports or other sources believed by Sawgrass to be reliable. However, except as otherwise indicated, such information has not been verified and is unaudited.

                                         SAWGRASS SMALL CAP       Russell 2000(R)
    YEAR                                     COMPOSITE            GROWTH INDEX(1)
    ----                               ----------------------    -----------------
    1988                                        11.73%                 20.37%
    1989                                        12.64%                 20.17%
    1990                                       (13.35)%               (17.41)%
    1991                                        56.66%                 51.19%
    1992                                        21.94%                  7.77%
    1993                                        20.99%                 13.36%
    1994                                         0.99%                 (2.43)%
    1995                                        37.79%                 31.04%
    1996                                        11.72%                 11.43%
    1997                                        13.49%                 12.86%
    Last 5 Years(2)                             16.38%                 12.76%
    Last 10 Years(2)                            16.09%                 13.50%

   (1) The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

   (2) Through December 31, 1997.

   PRIOR PERFORMANCE OF RETAIL SHARES AND CLASS B SHARES OF THE EMERALD SMALL CAPITALIZATION FUND

   The cumulative total return for the Retail Shares of the Emerald Small Capitalization Fund from March 1, 1994 through December 31, 1997 was 56.78% absent the imposition of a sales charge and was 49.72% including the imposition of a sales charge. The cumulative total return for the same period for the Russell 2000(R) Growth Index was 57.31%. The cumulative total return for the Class B Shares of the Emerald Small Capitalization Fund from March 1, 1994 through March 11, 1996 was 39.85% absent the imposition of a contingent deferred sales charge and was 34.25% including the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the Russell 2000(R) Growth Index was 29.71%. At December 31, 1997, the Emerald Small Capitalization Fund had approximately $180 million in assets. As portfolio manager of the Emerald Small Capitalization Fund, Mr. McQuiddy had full discretionary authority over the selection of investments for that fund. Average annual total returns for the Retail Shares for the one-year, three-year and since inception through December 31, 1997 period (the entire period during which Mr. McQuiddy managed the Retail Shares of the Emerald Small Capitalization Fund) and for the one-year and since inception through March 11, 1996 period for the Class B Shares, compared with the performance of the Russell 2000(R) Growth Index were:

                                                        EMERALD SMALL        Russell 2000(R)
                                                        CAPITALIZATION           GROWTH
                                                           FUND(1)              INDEX(2)
                                                      ------------------    -----------------
    RETAIL SHARES
      (absent imposition of sales charges)
      One Year                                              12.62%                12.86%
      Three Years                                           18.39%                18.12%
      Since Inception                                       12.41%                12.55%
    RETAIL SHARES
      (absent imposition of the Emerald Small
      Capitalization Fund's maximum sales charge)
      One Year                                               7.55%                12.86%
      Three Years                                           16.58%                18.12%
      Since Inception                                       10.17%                12.55%

   FUND MANAGEMENT

                                                        EMERALD SMALL        Russell 2000(R)
                                                        CAPITALIZATION           GROWTH
                                                           FUND(1)              INDEX(2)
                                                      ------------------    -----------------
    CLASS B SHARES
      (absent imposition of sales charges)
      One Year                                               8.02%                12.86%
      Since Inception                                       18.26%                13.89%
    CLASS B SHARES
      (assuming imposition of the Emerald Small
      Capitalization Fund's maximum contingent
      deferred sales charge)
      One Year                                               4.99%                12.86%
      Since Inception                                       15.87%                13.89%

   (1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

   (2) The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

   During the period from March 1, 1994 through December 31, 1997, the operating expense ratio of the Retail Shares (the shares most similar to the Class A Shares of the AmSouth Small Cap Fund) of the Emerald Small Capitalization Fund ranged from 1.73% to 2.50% of the Fund's average daily net assets. During the period from March 1, 1994 through March 11, 1996, the operating expense ratio of the Class B Shares (the shares most similar to the Class B Shares of the AmSouth Small Cap Fund) of the Emerald Small Capitalization Fund ranged from 2.50% to 3.29% of the Fund's average daily net assets. If the actual operating expenses of the AmSouth Small Cap Fund are higher than the historical operating expenses of the Emerald Small Capitalization Fund, this could negatively affect performance.

          HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

   The Emerald Small Capitalization Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Small Cap Fund, Share prices and investment returns will fluctuate reflecting market conditions, as well as change in company-specific fundamentals of portfolio securities.

   PORTFOLIO MANAGERS

   The primary portfolio manager for each Fund is as follows:


   BALANCED FUND, VALUE FUND, AND REGIONAL EQUITY FUND -- Pedro Verdu, CFA, has been the portfolio manager for the Value Fund, Regional Equity Fund and Balanced Fund since their inception. Mr. Verdu has twenty-nine years of experience as an analyst and portfolio manager; he is currently Senior Vice President and Trust Investment Officer in charge of equity investments at AmSouth.



   GROWTH FUND -- Dennis A. Johnson, CFA, has been the portfolio manager for the Capital Growth Fund since its inception. Mr. Johnson, who has been employed by Peachtree since 1994, is President and Chief Investment Officer of Peachtree. From 1989 to 1994, Mr. Johnson was Vice President and Portfolio Manager at Trusco Capital, the investment management subsidiary of Trust Company Bank, Atlanta, Georgia.


   EQUITY INCOME FUND -- Christopher H. Wiles has been the portfolio manager for the Equity Income Fund since its inception. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997.

   SMALL CAP FUND -- Mr. Dean McQuiddy, CFA, has been the portfolio manager for the Small Cap Fund since its inception. Mr. McQuiddy, who has been employed by Sawgrass since 1998, is a Principal and the Director of Equity Investing of Sawgrass. From 1983 to 1988, Mr. McQuiddy was portfolio manager at Barnett Capital Advisors, Inc. Mr. McQuiddy holds membership in the Association of Management and Research. He has 17 years of investment experience.

   FUND MANAGEMENT

   SELECT EQUITY FUND AND ENHANCED MARKET FUND -- The Select Equity Fund and Enhanced Market Fund are managed by a team of investment professionals, all of whom take an active part in the decision making process. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the team members and have been the portfolio managers of the Enhanced Market Fund and Select Equity Fund since their inception. Each of the portfolio managers has been with OakBrook since 1998. Dr. Wright is OakBrook's President and Chief Investment Officer. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). Ms. Sampson is OakBrook's Director of Portfolio Management. From 1993 to 1997, she was Senior Portfolio Manager for ANB. Dr. Jankovskis is OakBrook's Director of Research. From 1992 to 1996, he was an Investment Strategist for ANB and from 1996 to 1997 he was the Manager of Research for ANB.

   BOND FUND -- The Bond Fund is co-managed by Brian B. Sullivan, CFA, and John
   P. Boston, CFA. Mr. Sullivan has been the portfolio manager for the Bond Fund since 1992. Mr. Sullivan has been a portfolio manager at the Advisor since 1984, and is currently Senior Vice President and Senior Trust Investment Officer at AmSouth. Mr. Boston has co-managed the Bond Fund with Mr. Sullivan since 1999. Mr. Boston has been associated with AmSouth Trust Investment Group for over five years and is currently Senior Vice President and Trust Investment Officer in charge of taxable fixed income investments.


   FLORIDA TAX-EXEMPT FUND -- Steven L. Cass is the portfolio manager for the Florida Tax-Exempt Fund. Mr. Cass has been associated with AmSouth's Trust Investment Group since October, 1995 and is currently Assistant Vice President and Trust Investment Officer. Prior to joining AmSouth, Mr. Cass was a registered representative and insurance agent employed by First of America Securities.



   GOVERNMENT INCOME FUND AND LIMITED TERM BOND FUND -- John P. Boston, CFA, has been the portfolio manager for the Limited Term Bond Fund since August, 1995, and of the Government Income Fund since inception. Mr. Boston has been associated with AmSouth's Trust Investment Group for over five years and is currently Senior Vice President and Trust Investment Officer in charge of taxable fixed-income investments.


   MUNICIPAL BOND FUND -- Dorothy E. Thomas, CFA, is the portfolio manager for the Municipal Bond Fund. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over sixteen years and is currently Senior Vice President and Trust Investment Officer in charge of tax-free fixed income investments.

   THE DISTRIBUTOR AND ADMINISTRATOR


   ASO Services Company ("ASC"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. Management and administrative services of ASC include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services. ASC is a wholly owned subsidiary of BISYS Fund Services ("BISYS").



   BISYS, whose address is also 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the distributor of each Fund's shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


   The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

 [LOGO]
          SHAREHOLDER INFORMATION

   CHOOSING A SHARE CLASS

   Class A Shares and Class B Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you.

   CLASS A SHARES

   - Capital Appreciation and Income Funds: Front-end sales charges, as described below.

     Money Market Funds:                     No sales charges

   - Shareholder servicing fees of 0.25% of average daily net assets.

   CLASS B SHARES

   - No front-end sales charge; all your money goes to work for you right away.

   - Distribution and service (12b-1) fees of 1.00% of average daily net assets.


   - A deferred sales charge, as described on page 77.


   - Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

   - Maximum investment for all Class B purchases:  $250,000.


   - PRIME MONEY MARKET FUND: Class B Shares of the Prime Money Market Fund are only available through exchange of Class B Shares of another AmSouth Fund or if you participate in the Automatic Exchange program (see page 80).


   For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

   Because 12b-1 fees are paid on an ongoing basis, Class B shareholders could end up paying more expenses over the long term than if they had paid a sales charge.

   The Funds also offer Trust Shares, which have their own expense structure and are only available to financial institutions, fiduciary clients of AmSouth Bank and certain other qualified investors. Call the Distributor for more information (see back cover of this prospectus).

   SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES
   -------------------------------
   HOW NAV IS CALCULATED

   The NAV is calculated by adding
   the total value of the Fund's
   investments and other assets,
   subtracting its liabilities and
   then dividing that figure by
   the number of outstanding
   shares of the Fund:

                NAV =
     Total Assets - Liabilities
   -------------------------------
          Number of Shares
             Outstanding
   Generally, for other than the
   Money Market Funds, you can
   find the Fund's NAV daily in
   The Wall Street Journal and
   other newspapers. NAV is
   calculated separately for each
   class of shares.

   -------------------------------
                                      MONEY MARKET FUNDS

                                      Per share net asset value (NAV) for each Fund is determined and its shares are priced twice a day. The NAV for the Prime Money Market Fund and the U.S. Treasury Money Market Fund is determined at 1:00 p.m. Eastern time and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange and the Federal Reserve Bank of Atlanta are open. The NAV for the Tax-Exempt Money Market Fund is determined at 12:00 p.m. Eastern time and at the close of regular trading on the New York Stock Exchange.

                                      Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.
                                      Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.
                                      OTHER FUNDS
                                      Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange and the Federal Reserve Bank of Atlanta are open.
                                      Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales Charges." This is what is known as the offering price. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.
                                      The Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Fund's Trustees. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES

                                                                                             MINIMUM INITIAL        MINIMUM
                                                                         ACCOUNT TYPE          INVESTMENT          SUBSEQUENT
                                                                   Class A or Class B
                                                                   ----------------------------------------------------------
                                                                   Regular                            $1,000               $0
                                                                   ----------------------------------------------------------
                                                                   Automatic Investment Plan          $1,000              $50

                                        All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.
                                        A Fund may waive its minimum purchase
                                        requirement. The Distributor may reject
                                        a purchase order if it considers it in
                                        the best interest of the Fund and its
                                        shareholders.

   -----------------------------------------------------------------------------

   AVOID 31% TAX WITHHOLDING

   Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------
   You may purchase Funds through
   the Distributor or through
   banks, brokers and other
   investment representatives,
   which may charge additional
   fees and may require higher
   minimum investments or impose
   other limitations on buying
   and selling shares.
   Additionally, banks, brokers
   and other financial
   institutions and
   representatives may use shares
   of the Money Market Funds in
   "sweep" programs whereby the
   accounts of a participating
   customer of the financial
   institution or representative
   is automatically "swept" into
   shares of one of the Money
   Market Funds. If you purchase
   shares through an investment
   representative, that party is
   responsible for transmitting
   orders by close of business
   and may have an earlier
   cut-off time for purchase and
   sale requests. Consult your
   investment representative or
   institution for specific
   information.

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   BY REGULAR MAIL
   If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.


   2. Make check, bank draft or money order payable to "AmSouth Funds."



   3. Mail to: AmSouth Funds
     P.O. Box 182733, Columbus, OH 43218-2733


   Subsequent:

   1. Use the investment slip attached to your account statement.
      Or, if unavailable,
   2. Include the following information on a piece of paper:

      - AmSouth Funds/Fund name

      - Share class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail to: AmSouth Funds
     P.O. Box 182733, Columbus, OH 43218-2733


   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments.


   4. Send to: AmSouth Funds
     c/o BISYS Fund Services
     Attn: T.A. Operations
     3435 Stelzer Road, Columbus, OH 43219.


   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U. S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call 1-800-451-8382. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-451-8382 to arrange a transfer from your bank account.

                                                          QUESTIONS?
                                                   Call 800-451-8382 or your
                                                  investment representative.

                                              ELECTRONIC VS. WIRE TRANSFER

                                              Wire transfers allow financial
                                              institutions to send funds to
                                              each other, almost
                                              instantaneously. With an
                                              electronic purchase or sale, the
                                              transaction is made through the
                                              Automated Clearing House (ACH)
                                              and may take up to eight days to
                                              clear. There is generally no fee
                                              for ACH transactions.

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   For initial investment:
   Fax the completed application, along with a request for a confirmation number to 1-800-451-8382. Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:
   Instruct your bank to wire transfer your investment to:

   AmSouth Bank


   Routing Number: ABA #044000024

   DDA#

   Include:
   Your name
   Your confirmation number


   AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-451-8382 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK

   --------------------------------------
   YOU CAN ADD TO YOUR ACCOUNT BY USING
   THE CONVENIENT OPTIONS DESCRIBED
   BELOW. THE FUND RESERVES THE RIGHT TO
   CHANGE OR ELIMINATE THESE PRIVILEGES
   AT ANY TIME WITH 60 DAYS NOTICE.
   --------------------------------------
   AUTOMATIC INVESTMENT PLAN
   You can make automatic investments in
   the Funds from your bank account,
   through payroll deduction or from your
   federal employment, Social Security or
   other regular government checks.
   Automatic investments can be as little
   as $50, once you've invested the
   $1,000 minimum required to open the
   account.
   To invest regularly from your bank
   account:
      - Complete the Automatic Investment
        Plan portion on your Account
        Application.
        Make sure you note:
      - Your bank name, address and
        account number
      - The amount you wish to invest
        automatically (minimum $50)
      - How often you want to invest
        (every month, 4 times a year,
        twice a year or once a year)
      - Attach a voided personal check.

   To invest regularly from your paycheck
   or government check:
   Call 1-800-451-8382 for an enrollment
   form or consult the SAI for additional
   information.
   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B Shares, because Class A Shares have lower distribution expenses. Income dividends are usually paid monthly. Capital gains are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.
   -----------------------------------------------------------------------------
                                            DIRECTED DIVIDEND OPTION

                                            By selecting the appropriate box
                                            in the Account Application, you
                                            can elect to receive your
                                            distributions in cash (check) or
                                            have distributions (capital gains
                                            and dividends) reinvested in
                                            another AmSouth Fund without a
                                            sales charge. You must maintain
                                            the minimum balance in each Fund
                                            into which you plan to reinvest
                                            dividends or the reinvestment
                                            will be suspended and your
                                            dividends paid to you. The Fund
                                            may modify or terminate this
                                            reinvestment option without
                                            notice. You can change or
                                            terminate your participation in
                                            the reinvestment option at any
                                            time.

   SHAREHOLDER INFORMATION

   SELLING YOUR SHARES

   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received by
   the Fund, its transfer agent,
   or your investment
   representative. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares below."

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-451-8382 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below.)
   BY MAIL

     1. Call 1-800-451-8382 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature


     2. Mail to: AmSouth Funds, P.O. Box 182733, Columbus, OH 43218-2733


   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES - REDEMPTIONS IN WRITING REQUIRED" BELOW.)

     1. See instruction 1 above.

     2. Send to AmSouth Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219


                                  WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
                                  As a mutual fund shareholder, you are
                                  technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares. CONTINGENT DEFERRED SALES CHARGE
                                  When you sell Class B Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.
                                  INSTRUCTIONS FOR SELLING SHARES
                                  If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   SHAREHOLDER INFORMATION

   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request.
   Note: Your financial institution may also charge a separate fee.

   Call 1-800-451-8382 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call 1-800-451-8382 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   REDEMPTION BY CHECK WRITING


   PRIME MONEY MARKET FUND ONLY



   You may write checks in amounts of $1,000 or more on your account in the Prime Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance in the Prime Money Market Fund of $1,000 and you may not close your Fund account by writing a check.

   SHAREHOLDER INFORMATION

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED


   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or

     - The check is not being made payable to the owner of the account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $50, the Fund may ask you to increase your balance. If it is still below $50 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

   SHAREHOLDER INFORMATION

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   CALCULATION OF SALES CHARGES
   CLASS A SHARES

   Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:
   FOR THE CAPITAL APPRECIATION FUNDS

                                          SALES CHARGE         SALES CHARGE
                   YOUR                    AS A % OF            AS A % OF
                INVESTMENT               OFFERING PRICE      YOUR INVESTMENT
      Up to $49,999                          4.50%                4.71%
      ------------------------------------------------------------------------
      $50,000 up to $99,999                  4.00%                4.17%
      ------------------------------------------------------------------------
      $100,000 up to $249,999                3.00%                3.09%
      ------------------------------------------------------------------------
      $250,000 up to $499,999                2.00%                2.04%
      ------------------------------------------------------------------------
      $500,000 up to $999,999                1.00%                1.01%
      ------------------------------------------------------------------------
      $1,000,000 and above(1)                0.00%                0.00%

   FOR THE INCOME FUNDS

                                          SALES CHARGE         SALES CHARGE
                   YOUR                    AS A % OF            AS A % OF
                INVESTMENT               OFFERING PRICE      YOUR INVESTMENT
      Up to $99,999                          4.00%                4.17%
      ------------------------------------------------------------------------
      $100,000 up to $249,999                3.00%                3.09%
      ------------------------------------------------------------------------
      $250,000 up to $499,999                2.00%                2.04%
      ------------------------------------------------------------------------
      $500,000 up to $999,999                1.00%                1.01%
      ------------------------------------------------------------------------
      $1,000,000 and above(1)                0.00%                0.00%

   FOR THE MONEY MARKET FUNDS

   No sales charges.

   (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions. The Distributor will provide additional compensation in an amount up to 1.00% of the offering price of Class A Shares of the Funds for sales of $1 million to $3 million. For sales over $3 million, the amount of additional compensation will be negotiated.

   SHAREHOLDER INFORMATION

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

                                                                            YEARS            CDSC AS A % OF
                                                                            SINCE             DOLLAR AMOUNT
                                                                          PURCHASE          SUBJECT TO CHARGE
                                                                             0-1                  5.00%
                                                                             1-2                  4.00%
                                                                             2-3                  3.00%
                                                                             3-4                  3.00%
                                                                             4-5                  2.00%
                                                                             5-6                  1.00%
                                                                         more than 6              None

   If you sell some but not all of your Class shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
   CONVERSION FEATURE -- CLASS B SHARES
    - Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.
    - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.
    - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
    - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.
    - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.
   CLASS B SHARES
   Class B Shares are offered at NAV,
   without any up-front sales charge.
   Therefore, all the money you
   invest is used to purchase Fund
   shares. However, if you sell your
   Class B Shares of the Fund before
   the sixth anniversary, you will
   have to pay a contingent deferred
   sales charge at the time of
   redemption. The CDSC will be based
   upon the lower of the NAV at the
   time of purchase or the NAV at the
   time of redemption according to
   the schedule below. There is no
   CDSC on reinvested dividends or
   distributions.

   SHAREHOLDER INFORMATION

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   SALES CHARGE REDUCTIONS
   Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

    - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

    - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.


    - COMBINATION PRIVILEGE. Combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.


   SALES CHARGE WAIVERS
   CLASS A SHARES

   The following qualify for waivers of sales charges:
    - Shares purchased by investment representatives through fee-based investment products or accounts.

    - Shares purchased with proceeds from redemptions from another mutual fund complex within 30 days after redemption, if you paid a front end sales charge for those shares.

    - Shares purchased upon the reinvestment of dividend and capital gain distributions.

    - Shares purchased by investors through a payroll deduction plan.

    - Shares purchased by officers, directors, trustees, employees, retired employees, and their immediate family members of AmSouth Bancorporation, its affiliates and BISYS Fund Services and its affiliates and the sub-advisers of the Funds and their affiliates.

    - Shares purchased by employees and their immediate family members of dealers who have an agreement with the Distributor.


    - Shares purchased by former Plan Participants using proceeds from distributions of AmSouth Bank 401(K) plans.


   The Distributor may also waive the sales charge at anytime in its own discretion. Consult the SAI for more details concerning sales charges waivers.

     REINSTATEMENT PRIVILEGE

     If you have sold Class A Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.

   SHAREHOLDER INFORMATION

   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CLASS B SHARES

   The CDSC will be waived under certain circumstances, including the following:

    - Redemptions from accounts following the death or disability of the shareholder.

    - Returns of excess contributions to retirement plans.

    - Distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan.

    - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

   DISTRIBUTION AND SERVICE (12B-1) FEES AND SHAREHOLDER SERVICING FEES
   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. Shareholder servicing fees compensate financial institutions that provide shareholder services to their customers and account holders. 12b-1 and shareholder servicing fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

    - The 12b-1 and shareholder servicing fees vary by share class as follows:

      - Class A Shares pay a non-Rule 12b-1 shareholder servicing fee of up to .25% of the average daily net assets of a Fund.

      - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

    - The higher 12b-1 fee on Class B Shares, together with the CDSC, help the Distributor sell Class B Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

    - The Distributor may use up to .25% of the 12b-1 fee for shareholder servicing and up to .75% for distribution.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

   SHAREHOLDER INFORMATION

   EXCHANGING YOUR SHARES

   You can exchange your shares in
   one Fund for shares of the same
   class of another AmSouth Fund,
   usually without paying additional
   sales charges (see "Notes"
   below). You must meet the minimum
   investment requirements for the
   Fund into which you are
   exchanging. Exchanges from one
   Fund to another are taxable.
   Class A Shares may also be
   exchanged for Trust Shares of the
   same Fund if you become eligible
   to purchase Trust Shares. Please
   consult the Trust Share
   prospectus for more information.
   No transaction fees are currently
   charged for exchanges.


   AUTOMATIC EXCHANGES


   You can use the Funds' Automatic
   Exchange feature to purchase
   shares of the Funds at regular
   intervals through regular,
   automatic redemptions from the
   AmSouth Prime Money Market Fund.
   To participate in the Automatic
   Exchange:

     - Complete the appropriate
       section of the Account
       Application.

     - Keep a minimum of $10,000 in
       the AmSouth Prime Money
       Market Fund and $1,000 in the
       Fund whose shares you are
       buying.



   To change the Automatic Exchange
   instructions or to discontinue
   the feature, you must send a
   written request to AmSouth Funds,
   P.O. Box 182733, Columbus, Ohio
   43218-2733.

                                     INSTRUCTIONS FOR EXCHANGING SHARES

                                     Exchanges may be made by sending a written request to AmSouth Funds, P.O. Box 182733, Columbus OH 43218-2733, or by calling 1-800-451-8382. Please provide the following information:

                                       - Your name and telephone number
                                       - The exact name on your account and
                                         account number
                                       - Taxpayer identification number (usually
                                         your Social Security number)
                                       - Dollar value or number of shares to be
                                         exchanged
                                       - The name of the Fund from which the
                                         exchange is to be made
                                       - The name of the Fund into which the
                                         exchange is being made
                                     See "Selling your Shares" for important
                                     information about telephone transactions.
                                     To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to four exchanges from a Fund during a calendar year.
                                     NOTES ON EXCHANGES

                                       - When exchanging from a Fund that has no
                                         sales charge or a lower sales charge to
                                         a Fund with a higher sales charge, you
                                         will pay the difference.

                                       - The registration and tax identification
                                         numbers of the two accounts must be
                                         identical.
                                       - The Exchange Privilege (including
                                         automatic exchanges) may be changed or
                                         eliminated at any time upon a 60-day
                                         notice to shareholders.
                                       - Be sure to read carefully the
                                         Prospectus of any Fund into which you
                                         wish to exchange shares.

   SHAREHOLDER INFORMATION

   DIVIDENDS, DISTRIBUTIONS AND TAXES

   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


   Each Fund distributes any net investment income monthly and any net realized capital gains at least once a year. All distributions will be automatically reinvested in additional Fund Shares unless you request to receive all distributions in cash.

   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


   For the Florida Tax-Exempt Fund, Municipal Bond Fund, and Tax-Exempt Money Market Fund, the income dividends that you receive are expected to be exempt from federal income taxes and, in the case of the Florida Tax-Exempt Fund, Florida intangible taxes. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Florida Tax-Exempt Fund, Municipal Bond Fund, or Tax-Exempt Money Market Fund may have on the federal taxation of your benefits. In addition, an investment in the Florida Tax-Exempt Fund, Municipal Bond Fund, or Tax-Exempt Money Market Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.


   A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

   Any gain resulting from the sale or exchange of your Fund Shares (even if the income from which is tax exempt) will generally be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.


   AmSouth Funds will send you a statement each year showing the tax status of all your distributions.



   - For each Fund, other than the Florida Tax-Exempt Fund, Municipal Bond Fund, and Tax-Exempt Money Market Fund, the dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. For the Florida Tax-Exempt Fund, Municipal Bond Fund, and Tax-Exempt Money Market Fund, any short-term capital gains that you receive are taxable to you as ordinary dividend income for Federal income tax purposes.


   - Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains for tax purposes, no matter how long you've owned shares in the Fund.

   - Generally, the Funds' advisers do not consider taxes when deciding to buy or sell securities. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

   - If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)


   MORE INFORMATION ABOUT TAXES IS IN OUR STATEMENT OF ADDITIONAL INFORMATION.

          OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

   OTHER INFORMATION ABOUT THE FUNDS                        BALANCED FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          YEAR ENDED                     YEAR ENDED
                                                         JULY 31, 1999                  JULY 31, 1998
                                                   -------------------------   -------------------------------
                                                     A SHARES      B SHARES     A SHARES (A)     B Shares (b)
                                                   ------------   ----------   --------------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $  15.19      $  15.16       $  15.21         $ 14.99
    --------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                       0.41          0.29           0.38            0.28
      Net realized and unrealized gains (losses)
        from investments                                 0.93          0.95           0.98            1.15
    --------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                 1.34          1.24           1.36            1.43
    --------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.40)        (0.30)         (0.41)          (0.29)
      Net realized gains from investment
        transactions                                    (1.20)        (1.20)         (0.97)          (0.97)
    --------------------------------------------------------------------------------------------------------------
        Total Distributions                             (1.60)        (1.50)         (1.38)          (1.26)
    --------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $  14.93      $  14.90       $  15.19         $ 15.16
    --------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)             9.40%         8.66%          9.54%          10.07%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 43,223      $ 10,131       $ 46,814         $ 5,309
      Ratio of expenses to average net assets            1.34%         2.09%          1.24%           2.12%(d)
      Ratio of net investment income to average
        net assets                                       2.67%         1.93%          2.77%           1.83%(d)
      Ratio of expenses to average net assets*           1.35%         2.10%          1.24%           2.12%(d)
      Portfolio Turnover(e)                             23.24%        23.24%         25.40%          25.40%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) For the period from September 2, 1997 (commencement of operations) through July 31, 1998.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                        BALANCED FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          YEAR ENDED JULY 31,
                                                   ---------------------------------
                                                     1997        1996        1995
                                                   ---------   ---------   ---------
    NET ASSET VALUE, BEGINNING OF PERIOD           $   13.03   $   12.76   $   11.81
    ------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                      0.48        0.47        0.47
      Net realized and unrealized gains (losses)
        from investments                                2.78        0.58        1.24
    ------------------------------------------------------------------------------------
        Total from Investment Activities                3.26        1.05        1.71
    ------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.50)      (0.47)      (0.46)
      Net realized gains from investment
        transactions                                   (0.58)      (0.31)      (0.30)
    ------------------------------------------------------------------------------------
        Total Distributions                            (1.08)      (0.78)      (0.76)
    ------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $   15.21   $   13.03   $   12.76
    ------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           26.42%       8.37%      15.27%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $ 372,769   $ 338,425   $ 295,509
      Ratio of expenses to average net assets           1.05%       0.98%       0.94%
      Ratio of net investment income to average
        net assets                                      3.49%       3.61%       3.91%
      Ratio of expenses to average net assets*          1.10%       1.11%       1.12%
      Portfolio Turnover                               25.00%      20.47%      16.97%

   * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                              GROWTH FUND

   OTHER INFORMATION ABOUT THE FUNDS       (FORMERLY CAPITAL GROWTH FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                         YEAR ENDED                  AUGUST 3, 1997
                                                        JULY 31, 1999             to July 31, 1998 (f)
                                                   -----------------------   -------------------------------
                                                   A SHARES     B SHARES     A SHARES (A)     B Shares (b)
                                                   --------   ------------   ------------   ----------------
    NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.62       $11.54         $10.00           $ 9.82
    --------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                   (0.06)       (0.12)         (0.03)           (0.06)
      Net realized and unrealized gains (losses)
        from investments                              2.57         2.52           1.65             1.78
    --------------------------------------------------------------------------------------------------------
        Total from Investment Activities              2.51         2.40           1.62             1.72
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             --           --             --               --
      Net realized gains from investment
        transactions                                 (0.09)       (0.09)            --               --
    --------------------------------------------------------------------------------------------------------
        Total Distributions                          (0.09)       (0.09)            --               --
    --------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $ 14.04       $13.85         $11.62           $11.54
    --------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)         21.76%       20.96%         16.20%(c)        17.52%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $14,040       $7,463         $9,720           $3,477
      Ratio of expenses to average net assets         1.23%        1.97%          1.40%(d)         2.05%(d)
      Ratio of net investment income to average
        net assets                                   (0.50)%      (1.26)%        (0.42)%(d)       (1.10)%(d)
      Ratio of expenses to average net assets*        1.74%        2.48%          2.37%(d)         3.11%(d)
      Portfolio Turnover (e)                         79.30%       79.30%         77.26%           77.26%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (f) Period from commencement of operations.

   OTHER INFORMATION ABOUT THE FUNDS                 ENHANCED MARKET FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                                        PERIOD ENDED
                                                                                        JULY 31, 1999
                                                                            -------------------------------------
                                                                            A SHARES(a)              B SHARES(b)
                                                                            ------------            -------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.00                  $10.30
    -----------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                                               0.09                    0.03
      Net realized and unrealized gains (losses) from
        investments                                                              3.89                    3.55
    -----------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                                         3.98                    3.58
    -----------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                                                     (0.09)                  (0.03)
      Net realized gains from investment transactions                           (0.03)                  (0.03)
    -----------------------------------------------------------------------------------------------------------------
        Total Distributions                                                     (0.12)                  (0.06)
    -----------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                             $13.86                  $13.82
    -----------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                                    39.93%(c)               34.85%(c)
    -----------------------------------------------------------------------------------------------------------------
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                                       $14,365                  $6,132
      Ratio of expenses to average net assets                                    0.88%(d)                1.73%(d)
      Ratio of net investment income to average net assets                       0.79%(d)               (0.12)%(d)
      Ratio of expenses to average net assets*                                   1.52%(d)                2.28%(d)
      Portfolio Turnover(e)                                                     36.03%                  36.03%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


   (a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.


   (b) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                               VALUE FUND

   OTHER INFORMATION ABOUT THE FUNDS               (FORMERLY EQUITY FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          YEAR ENDED                     YEAR ENDED
                                                         JULY 31, 1999                  JULY 31, 1998
                                                   -------------------------   -------------------------------
                                                     A SHARES      B SHARES     A SHARES (a)     B Shares (b)
                                                   ------------   ----------   --------------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD              $24.60        $24.55         $23.35           $23.15
    --------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                      0.20          0.02           0.21             0.09
      Net realized and unrealized gains (losses)
        from investments                                3.11          3.10           2.54             2.68
    --------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                3.31          3.12           2.75             2.77
    --------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.19)        (0.06)         (0.25)           (0.12)
      Net realized gains from investment
        transactions                                   (2.47)        (2.47)         (1.25)           (1.25)
    --------------------------------------------------------------------------------------------------------------
        Total Distributions                            (2.66)        (2.53)         (1.50)           (1.37)
    --------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                    $25.25        $25.14         $24.60           $24.55
    --------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           14.92%        14.03%         12.34%           12.49%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $70,740       $12,394        $73,165           $7,929
      Ratio of expenses to average net assets           1.33%         2.08%          1.19%            2.11%(d)
      Ratio of net investment income to average
        net assets                                      0.82%         0.05%          0.89%            0.26%(d)
      Ratio of expenses to average net assets*          1.34%         2.09%          1.19%            2.11%(d)
      Portfolio Turnover(e)                            17.65%        17.65%         16.95%           16.95%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                           VALUE FUND


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                           YEAR ENDED JULY 31,
                                                   ------------------------------------
                                                      1997         1996         1995
                                                   ----------   ----------   ----------
    NET ASSET VALUE, BEGINNING OF PERIOD           $    17.62   $    16.75   $    14.82
    -----------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                       0.30         0.33         0.33
      Net realized and unrealized gains (losses)
        from investments                                 6.77         1.48         2.39
    -----------------------------------------------------------------------------------
        Total from Investment Activities                 7.07         1.81         2.72
    -----------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.30)       (0.33)       (0.32)
      Net realized gains from investment
        transactions                                    (1.04)       (0.61)       (0.47)
    -----------------------------------------------------------------------------------
        Total Distributions                             (1.34)       (0.94)       (0.79)
    -----------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $    23.35   $    17.62   $    16.75
    -----------------------------------------------------------------------------------
        Total Return (excludes sales charge)            42.35%       11.09%       19.27%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $  974,985   $  374,622   $  275,757
      Ratio of expenses to average net assets            1.06%        1.02%        1.03%
      Ratio of net investment income to average
        net assets                                       1.52%        1.86%        2.17%
      Ratio of expenses to average net assets*           1.10%        1.11%        1.11%
      Portfolio Turnover                                24.47%       19.11%       19.46%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   OTHER INFORMATION ABOUT THE FUNDS                   EQUITY INCOME FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          YEAR ENDED                     YEAR ENDED
                                                         JULY 31, 1999                  JULY 31, 1998
                                                   -------------------------   -------------------------------
                                                     A SHARES      B SHARES     A SHARES (a)     B Shares (b)
                                                   ------------   ----------   --------------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $  11.89      $ 11.86        $  11.72         $ 11.60
    ----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                       0.17         0.07            0.24            0.15
      Net realized and unrealized gains (losses)
        from investments                                 1.46         1.47            0.59            0.68
    ----------------------------------------------------------------------------------------------------------
        Total from Investment Activities                 1.63         1.54            0.83            0.83
    ----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.16)       (0.09)          (0.25)          (0.16)
      Net realized gains from investment
        transactions                                    (0.26)       (0.26)          (0.41)          (0.41)
    ----------------------------------------------------------------------------------------------------------
        Total Distributions                             (0.42)       (0.35)          (0.66)          (0.57)
    ----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $  13.10      $ 13.05        $  11.89         $ 11.86
    ----------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)            14.17%       13.34%           7.29%           7.26%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 21,526      $ 7,919        $ 26,686         $ 7,733
      Ratio of expenses to average net assets            1.41%        2.16%           1.42%           2.19%(d)
      Ratio of net investment income to average
        net assets                                       1.37%        0.61%           2.03%           1.29%(d)
      Ratio of expenses to average net assets*           1.58%        2.33%           1.57%           2.35%(d)
      Portfolio Turnover(e)                            133.74%      133.74%          83.26%          83.26%

                                                       MARCH 20, 1997
                                                    to July 31, 1997 (f)
                                                   ----------------------

    NET ASSET VALUE, BEGINNING OF PERIOD                  $  10.00
    --------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                            0.07
      Net realized and unrealized gains (losses)
        from investments                                      1.71
    ----------------------------------------------------------------------------------------------------------
        Total from Investment Activities                      1.78
    ----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                                  (0.06)
      Net realized gains from investment
        transactions                                            --
    ----------------------------------------------------------------------------------------------------------
        Total Distributions                                  (0.06)
    ----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                        $  11.72
    ----------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                 17.81%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                   $ 22,273
      Ratio of expenses to average net assets                 1.30%(d)
      Ratio of net investment income to average
        net assets                                            2.13%(d)
      Ratio of expenses to average net assets*                1.51%(d)
      Portfolio Turnover(e)                                  27.38%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) For the period from September 3, 1997 (commencement of operations) through July 31, 1998.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (f) Period from commencement of operations.

   OTHER INFORMATION ABOUT THE FUNDS                 REGIONAL EQUITY FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          Year Ended                     Year Ended
                                                         July 31, 1999                  July 31, 1998
                                                   -------------------------   -------------------------------
                                                     A SHARES      B SHARES     A SHARES (a)     B Shares (b)
                                                   ------------   ----------   --------------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $ 27.18        $27.05        $ 28.23           $28.49
    ----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                      0.09         (0.09)          0.05            (0.05)
      Net realized and unrealized gains (losses)
        from investments                               (2.74)        (2.73)         (0.08)           (0.42)
    ----------------------------------------------------------------------------------------------------------
        Total from Investment Activities               (2.65)        (2.82)         (0.03)           (0.47)
    ----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.10)        (0.02)         (0.07)           (0.03)
      In excess of net investment income                  --            --          (0.01)              --
      Net realized gains from investment
        transactions                                   (1.53)        (1.53)         (0.94)           (0.94)
    ----------------------------------------------------------------------------------------------------------
        Total Distributions                            (1.63)        (1.55)         (1.02)           (0.97)
    ----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $ 22.90        $22.68        $ 27.18           $27.05
    ----------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           (9.85)%      (10.54)%        (0.31)%          (1.86)%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $20,911        $  965        $42,700           $1,998
      Ratio of expenses to average net assets           1.38%         2.13%          1.30%            2.14%(d)
      Ratio of net investment income to average
        net assets                                      0.37%        (0.37)%         0.14%           (0.65)%(d)
      Ratio of expenses to average net assets*          1.42%         2.17%          1.32%            2.15%(d)
      Portfolio Turnover(e)                            15.60%        15.60%          8.17%            8.17%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) For the period from September 3, 1997 (commencement of operations) to July 31, 1998.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                 REGIONAL EQUITY FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                       YEAR ENDED JULY 31,
                                                   ----------------------------
                                                     1997      1996      1995
                                                   --------   -------   -------
    NET ASSET VALUE, BEGINNING OF PERIOD           $  20.95   $ 18.94   $ 16.68
    ---------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                     0.24      0.26      0.23
      Net realized and unrealized gains (losses)
        from investments                               7.77      2.20      2.26
    ---------------------------------------------------------------------------
        Total from Investment Activities               8.01      2.46      2.49
    ---------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                           (0.24)    (0.26)    (0.23)
      Net realized gains from investment
        transactions                                  (0.49)    (0.19)       --
    ---------------------------------------------------------------------------
        Total Distributions                           (0.73)    (0.45)    (0.23)
    ---------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  28.23   $ 20.95   $ 18.94
    ---------------------------------------------------------------------------
        Total Return (excludes sales charge)          39.02%    13.10%    15.10%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $149,838   $93,584   $68,501
      Ratio of expenses to average net assets          1.06%     1.05%     1.07%
      Ratio of net investment income to average
        net assets                                     0.99%     1.30%     1.35%
      Ratio of expenses to average net assets*         1.10%     1.13%     1.15%
      Portfolio Turnover                              10.30%     8.22%    14.25%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   OTHER INFORMATION ABOUT THE FUNDS                   SELECT EQUITY FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                                        PERIOD ENDED
                                                                                        JULY 31, 1999
                                                                            -------------------------------------
                                                                            A SHARES (a)            B Shares (b)
                                                                            ------------            -------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                      $  10.00                 $  9.98
    -----------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                                                0.04                    0.02
      Net realized and unrealized gains (losses) from
        investments                                                               1.91                    1.86
    -----------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                                          1.95                    1.88
    -----------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                                                      (0.05)                  (0.01)
      In excess of net investment income                                         (0.01)                  (0.01)
      Net realized gains from investment transactions                            (0.01)                  (0.01)
    -----------------------------------------------------------------------------------------------------------------
        Total Distributions                                                      (0.07)                  (0.03)
    -----------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                            $  11.88                 $ 11.83
    -----------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                                     19.44%(c)               18.83%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                                       $ 10,258                 $ 1,933
      Ratio of expenses to average net assets                                     1.13%(d)                1.99%(d)
      Ratio of net investment income to average net assets                        0.43%(d)               (0.49)%(d)
      Ratio of expenses to average net assets*                                    1.81%(d)                2.58%(d)
      Portfolio Turnover(e)                                                       9.72%                   9.72%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


   (a) For the period from September 1, 1998 (commencement of operations) through July 31, 1999.


   (b) For the period from September 2, 1998 (commencement of operations) through July 31, 1999.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                       SMALL CAP FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                          YEAR ENDED                    MARCH 2, 1998
                                                         JULY 31, 1999              to July 31, 1998 (a)
                                                   -------------------------   -------------------------------
                                                     A SHARES      B SHARES     A SHARES (b)       B SHARES
                                                   ------------   ----------   --------------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $  9.14       $  9.11        $  9.97          $ 10.00
    --------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                     (0.10)        (0.14)         (0.03)           (0.04)
      Net realized and unrealized gains (losses)
        from investments                               (0.64)        (0.66)         (0.80)           (0.85)
    --------------------------------------------------------------------------------------------------------------
        Total from Investment Activities               (0.74)        (0.80)         (0.83)           (0.89)
    --------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $  8.40       $  8.31        $  9.14          $  9.11
    --------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           (8.10)%       (8.78)%        (8.31)%(c)       (8.90)%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 1,073       $   929        $ 1,372          $   871
      Ratio of expenses to average net assets           1.66%         2.41%          1.78%(d)         2.54%(d)
      Ratio of net investment income to average
        net assets                                     (1.07)%       (1.83)%        (0.92)%(d)       (1.69)%(d)
      Ratio of expenses to average net assets*          2.68%         3.42%          4.23%(d)         4.98%(d)
      Portfolio Turnover(e)                           208.13%       208.13%         70.64%           70.64%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from commencement of operations.

   (b) For the period from March 3, 1998 (commencement of operations) through July 31, 1998.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                            BOND FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          YEAR ENDED                     YEAR ENDED
                                                         JULY 31, 1999                  JULY 31, 1998
                                                   -------------------------   -------------------------------
                                                     A SHARES      B SHARES     A SHARES (a)     B Shares (b)
                                                   ------------   ----------   --------------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $ 11.05       $ 11.04        $ 10.92          $ 10.88
    ----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                      0.61          0.50           1.41             0.46
      Net realized and unrealized gains (losses)
        from investments                               (0.32)        (0.31)         (0.62)            0.24
    ----------------------------------------------------------------------------------------------------------
        Total from Investment Activities                0.29          0.19           0.79             0.70
    ----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.58)        (0.50)         (0.63)           (0.51)
      Net realized gains from investment
        transactions                                   (0.13)        (0.13)         (0.03)           (0.03)
    ----------------------------------------------------------------------------------------------------------
        Total Distributions                            (0.71)        (0.63)         (0.66)           (0.54)
    ----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $ 10.63       $ 10.60        $ 11.05          $ 11.04
    ----------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)            2.58%         1.58%          7.45%            6.58%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 7,070       $ 2,521        $ 7,032          $   442
      Ratio of expenses to average net assets           0.81%         1.71%          0.73%            1.74%(d)
      Ratio of net investment income to average
        net assets                                      5.46%         4.63%          5.78%            4.75%(d)
      Ratio of expenses to average net assets*          1.20%         1.95%          0.95%            1.99%(d)
      Portfolio Turnover(e)                            18.26%        18.26%         40.41%           40.41%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) For the period from September 16, 1997 (commencement of operations) through July 31, 1998.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                            BOND FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                               YEAR ENDED JULY 31,
                                                   -------------------------------------------
                                                       1997          1996           1995
                                                   ------------   ----------   ---------------
    NET ASSET VALUE, BEGINNING OF PERIOD            $   10.54     $   10.83       $  10.59
    ------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                       0.65          0.65           0.69
      Net realized and unrealized gains (losses)
        from investments                                 0.42         (0.18)          0.28
    ------------------------------------------------------------------------------------------
        Total from Investment Activities                 1.07          0.47           0.97
    ------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.69)        (0.65)         (0.69)
      Net realized gains from investment
        transactions                                       --         (0.11)         (0.04)
    ------------------------------------------------------------------------------------------
        Total Distributions                             (0.69)        (0.76)         (0.73)
    ------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                  $   10.92     $   10.54       $  10.83
    ------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)            10.48%         4.40%          9.70%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)             $ 311,881     $ 132,737       $ 94,671
      Ratio of expenses to average net assets            0.75%         0.75%          0.75%
      Ratio of net investment income to average
        net assets                                       6.10%         6.12%          6.63%
      Ratio of expenses to average net assets*           0.98%         0.98%          0.98%
      Portfolio Turnover                                34.62%         9.60%         17.70%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   OTHER INFORMATION ABOUT THE FUNDS               GOVERNMENT INCOME FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                    YEAR ENDED      YEAR ENDED
                                                   JULY 31, 1999   JULY 31, 1998        YEAR ENDED JULY 31,
                                                   -------------   -------------   ------------------------------
                                                     A SHARES      A SHARES (a)      1997       1996       1995
                                                   -------------   -------------   --------   --------   --------
    NET ASSET VALUE, BEGINNING OF PERIOD              $  9.88         $  9.75      $   9.40   $   9.54   $   9.48
    ------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                       0.54            0.63          0.58       0.66       0.68
      Net realized and unrealized gains (losses)
        from investments                                (0.28)           0.09          0.35      (0.20)      0.08
    ------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                 0.26            0.72          0.93       0.46       0.76
    ------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.52)          (0.53)        (0.58)     (0.59)     (0.70)
      In excess of net investment income                   --           (0.06)           --      (0.01)        --
    ------------------------------------------------------------------------------------------------------------------
        Total Distributions                             (0.52)          (0.59)        (0.58)     (0.60)     (0.70)
    ------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                    $  9.62         $  9.88      $   9.75   $   9.40   $   9.54
    ------------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)             2.62%           7.58%        10.21%      4.91%      8.43%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)               $ 5,436         $ 8,176      $ 11,622   $ 15,752   $ 16,679
      Ratio of expenses to average net assets            0.70%           0.71%         0.69%      0.65%      0.58%
      Ratio of net investment income to average
        net assets                                       5.35%           5.95%         5.98%      6.81%      7.18%
      Ratio of expenses to average net assets*           1.90%           1.77%         1.29%      1.10%      1.19%
      Portfolio Turnover(c)                             26.85%          34.89%         2.96%     78.31%     27.32%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Not annualized.


   (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                   LIMITED TERM BOND FUND
   OTHER INFORMATION ABOUT THE FUNDS     (FORMERLY LIMITED MATURITY FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                            YEAR ENDED               YEAR ENDED
                                                           JULY 31, 1999            JULY 31, 1998
                                                   -----------------------------   ---------------
                                                     A SHARES      B SHARES (c)     A Shares (a)
                                                   ------------   --------------   ---------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.43         $ 10.58           $ 10.42
    ----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                      0.57            0.27              0.85
      Net realized and unrealized gains (losses)
        from investments                               (0.15)          (0.30)            (0.25)
    ----------------------------------------------------------------------------------------------
        Total from Investment Activities                0.42           (0.03)             0.60
    ----------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.56)          (0.28)            (0.59)
    ----------------------------------------------------------------------------------------------
        Total Distributions                            (0.56)          (0.28)            (0.59)
    ----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $ 10.29         $ 10.27           $ 10.43
    ----------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)            4.01%          (0.33)%(b)         5.94%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 2,716         $ 1,599           $ 3,531
      Ratio of expenses to average net assets           0.81%           1.69%(d)          0.74%
      Ratio of net investment income to average
        net assets                                      5.49%           4.61%(d)          5.65%
      Ratio of expenses to average net assets*          1.23%           1.96%(d)          0.96%
      Portfolio Turnover(e)                            39.15%          39.15%            39.31%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares.

   (b) Not annualized.

   (c) For the period from January 21, 1999 (commencement of operations) through July 31, 1999.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS               LIMITED TERM BOND FUND


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                         YEAR ENDED JULY 31,
                                                   -------------------------------
                                                     1997        1996       1995
                                                   ---------   --------   --------
    NET ASSET VALUE, BEGINNING OF PERIOD           $   10.31   $  10.41   $  10.23
    ------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                      0.58       0.58       0.58
      Net realized and unrealized gains (losses)
        from investments                                0.14      (0.10)      0.17
    ------------------------------------------------------------------------------
        Total from Investment Activities                0.72       0.48       0.75
    ------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.61)     (0.57)     (0.57)
      Net realized gains from investment
        transactions                                      --      (0.01)        --
      In excess of net realized gains                     --         --         --
    ------------------------------------------------------------------------------
        Total Distributions                            (0.61)     (0.58)     (0.57)
    ------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $   10.42   $  10.31   $  10.41
    ------------------------------------------------------------------------------
        Total Return (excludes sales charge)            7.25%      4.74%      7.65%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $ 138,675   $ 46,005   $ 59,798
      Ratio of expenses to average net assets           0.77%      0.76%      0.80%
      Ratio of net investment income to average
        net assets                                      5.65%      5.48%      5.69%
      Ratio of expenses to average net assets*          1.02%      0.99%      1.03%
      Portfolio Turnover                               64.89%     29.56%     38.11%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                                                  FLORIDA TAX-EXEMPT FUND
   OTHER INFORMATION ABOUT THE FUNDS     (FORMERLY FLORIDA TAX-FREE FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                            YEAR ENDED               YEAR ENDED          YEAR ENDED
                                                           JULY 31, 1999            JULY 31, 1998         JULY 31,
                                                   -----------------------------   ---------------   -------------------
                                                     A SHARES      CLASS B (f)      A SHARES (a)       1997       1996
                                                   ------------   --------------   ---------------   --------   --------
    NET ASSET VALUE, BEGINNING OF PERIOD             $  10.45        $ 10.52           $ 10.50       $  10.30   $  10.32
    --------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                       0.41           0.12              0.45           0.45       0.45
      Net realized and unrealized gains (losses)
        from investments                                (0.18)         (0.30)             0.01           0.24      (0.01)
    --------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                 0.23          (0.18)             0.46           0.69       0.44
    --------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.40)         (0.14)            (0.44)         (0.48)     (0.45)
      Net realized gains from investment
        transactions                                    (0.06)            --             (0.07)         (0.01)     (0.01)
    --------------------------------------------------------------------------------------------------------------------
        Total Distributions                             (0.46)         (0.14)            (0.51)         (0.49)     (0.46)
    --------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $  10.22        $ 10.20           $ 10.45       $  10.50   $  10.30
    --------------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)             2.06%         (1.77)%(b)         4.46%          6.89%      4.24%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 12,195        $   569           $ 8,883       $ 53,688   $ 48,869
      Ratio of expenses to average net assets            0.59%          1.49%(c)          0.55%          0.57%      0.59%
      Ratio of net investment income to average
        net assets                                       4.00%          3.06%(c)          4.24%          4.36%      4.33%
      Ratio of expenses to average net assets*           1.26%          2.00%(c)          1.06%          1.06%      1.04%
      Portfolio Turnover(d)                             34.33%         34.33%            29.55%         24.05%     12.21%

                                                    SEPTEMBER 30,
                                                       1994 TO
                                                      JULY 31,
                                                      1995 (e)
                                                   ---------------
    NET ASSET VALUE, BEGINNING OF PERIOD              $  10.00
    --------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                        0.34
      Net realized and unrealized gains (losses)
        from investments                                  0.30
    --------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                  0.64
    --------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                              (0.32)
      Net realized gains from investment
        transactions                                        --
    --------------------------------------------------------------------------------------------------------------------
        Total Distributions                              (0.32)
    --------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                    $  10.32
    --------------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)              6.53%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)               $ 48,333
      Ratio of expenses to average net assets             0.70%(c)
      Ratio of net investment income to average
        net assets                                        4.16%(c)
      Ratio of expenses to average net assets*            1.01%(c)
      Portfolio Turnover(d)                               2.33%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Not annualized.

   (c) Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (e) Period from commencement of operations.

   (f) For the period from March 16, 1999 (commencement of operations) through July 31, 1999.

   OTHER INFORMATION ABOUT THE FUNDS                  MUNICIPAL BOND FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                            YEAR ENDED               YEAR ENDED
                                                           JULY 31, 1999            JULY 31, 1998
                                                   -----------------------------   ---------------      JULY 1, 1997
                                                     A SHARES      CLASS B (f)      A SHARES (b)      July 31, 1997 (a)
                                                   ------------   --------------   ---------------   -------------------
    NET ASSET VALUE, BEGINNING OF PERIOD              $10.13          $10.28           $10.15             $  10.00
    --------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income (loss)                      0.41            0.14             0.86                 0.04
      Net realized and unrealized gains (losses)
        from investments                               (0.17)          (0.41)           (0.43)                0.15
    --------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                0.24           (0.27)            0.43                 0.19
    --------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.39)          (0.14)           (0.42)               (0.04)
      Net realized gains from investment
        transactions                                   (0.11)             --            (0.03)                  --
    --------------------------------------------------------------------------------------------------------------------
        Total Distributions                            (0.50)          (0.14)           (0.45)               (0.04)
    --------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                    $ 9.87          $ 9.87           $10.13             $  10.15
    --------------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)            2.31%          (2.60)%(c)        4.30%                1.86%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)               $2,694          $   16           $2,689             $337,933
      Ratio of expenses to average net assets           0.71%           1.60%(d)         0.62%                0.71%(d)
      Ratio of net investment income to average
        net assets                                      4.01%           3.17%(d)         4.26%                4.31%(d)
      Ratio of expenses to average net assets*          1.20%           1.87%(d)         0.92%                1.04%(d)
      Portfolio Turnover(e)                            20.74%          20.74%           28.75%                1.59%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Period from commencement of operations.

   (b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (c) Not annualized.

   (d) Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (f) For the period from February 3, 1999 (commencement of operations) through July 31, 1999.

                                                  PRIME MONEY MARKET FUND
   OTHER INFORMATION ABOUT THE FUNDS    (FORMERLY PRIME OBLIGATIONS FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                     YEAR ENDED JULY 31,
                                                   -------------------------------------------------------
                                                             1999                         1998
                                                   -------------------------   ---------------------------
                                                     A SHARES      B SHARES     A SHARES     B SHARES (a)
                                                   ------------   ----------   ----------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $  1.000      $ 1.000      $  1.000       $ 1.000
    ------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                             0.044        0.035         0.049         0.005
    ------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.044)      (0.035)       (0.049)       (0.005)
    ------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $  1.000      $ 1.000      $  1.000       $ 1.000
    ------------------------------------------------------------------------------------------------------
        Total Return                                     4.48%        3.55%         4.99%         0.49%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $136,078      $   224      $116,960       $     1
      Ratio of expenses to average net assets            0.78%        1.69%         0.79%         1.85%(c)
      Ratio of net investment income to average
        net assets                                       4.40%        3.39%         4.88%         3.83%(c)
      Ratio of expenses to average net assets*           0.94%        1.70%         0.95%         1.88%(c)

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) For the period from June 15, 1998 (commencement of operations) through July 31, 1998.

   (b) Not annualized.

   (c) Annualized.

   OTHER INFORMATION ABOUT THE FUNDS              PRIME MONEY MARKET FUND


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                             YEAR ENDED JULY 31,
                                                   ----------------------------------------
                                                       1997            1996          1995
                                                   ------------   --------------   --------
                                                     A SHARES      A Shares (a)
                                                   ------------   --------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $  1.000        $  1.000      $  1.000
    -------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                             0.048           0.016         0.050
    -------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.048)         (0.016)       (0.050)
    -------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $  1.000        $  1.000      $  1.000
    -------------------------------------------------------------------------------------------
        Total Return                                     4.90%           5.07%(b)      5.14%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $111,027        $125,075      $617,673
      Ratio of expenses to average net assets            0.78%           0.81%(c)      0.69%
      Ratio of net investment income to average
        net assets                                       4.79%           4.61%(c)      5.04%
      Ratio of expenses to average net assets*           0.93%           0.96%(c)        (d)

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering A Shares.

   (b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the A Shares for the period from April 1, 1996 to July 31, 1996. Total return for the A Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.

   (c) Annualized.

   (d) There were no waivers during the period.

                                          U.S. TREASURY MONEY MARKET FUND
   OTHER INFORMATION ABOUT THE FUNDS        (FORMERLY U.S. TREASURY FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                            YEAR ENDED JULY 31,
                                                   --------------------------------------
                                                       1999          1998         1997
                                                   ------------   ----------   ----------
                                                     A SHARES      A SHARES     A SHARES
                                                   ------------   ----------   ----------
    NET ASSET VALUE, BEGINNING OF PERIOD             $ 1.000       $ 1.000      $ 1.000
    -------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                            0.040         0.046        0.045
    -------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                           (0.040)       (0.046)      (0.045)
    -------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $ 1.000       $ 1.000      $ 1.000
    -------------------------------------------------------------------------------------
        Total Return                                    4.06%         4.67%        4.60%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 4,390       $ 8,070      $ 9,885
      Ratio of expenses to average net assets           0.79%         0.80%        0.79%
      Ratio of net investment income to average
        net assets                                      4.03%         4.57%        4.50%
      Ratio of expenses to average net assets*          0.95%         0.95%        0.94%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   OTHER INFORMATION ABOUT THE FUNDS      U.S. TREASURY MONEY MARKET FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                      YEAR ENDED JULY 31,
                                                   --------------------------
                                                        1996           1995
                                                   ---------------   --------
                                                    A Shares (a)
                                                   ---------------
    NET ASSET VALUE, BEGINNING OF PERIOD               $ 1.000       $  1.000
    -------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                              0.015          0.048
    -------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.015)        (0.048)
    -------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                     $ 1.000       $  1.000
    -------------------------------------------------------------------------
        Total Return                                      4.90%(b)       4.90%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                $12,263       $322,939
      Ratio of expenses to average net assets             0.82%(c)       0.70%
      Ratio of net investment income to average
        net assets                                        4.44%(c)       4.81%
      Ratio of expenses to average net assets*            0.97%(c)         (c)

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering A Shares.

   (b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the A Shares for the period from April 1, 1996 to July 31, 1996. Total return for the A Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%.

   (c) Annualized.

   (d) There were no waivers during the period.

                                             TAX-EXEMPT MONEY MARKET FUND
   OTHER INFORMATION ABOUT THE FUNDS           (FORMERLY TAX-EXEMPT FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                               YEAR ENDED JULY 31,
                                                   -------------------------------------------
                                                       1999            1998            1997
                                                   ------------   ---------------   ----------
                                                     A SHARES        A SHARES
                                                   ------------   ---------------
    NET ASSET VALUE, BEGINNING OF PERIOD             $  1.000        $  1.000        $  1.000
    ------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                             0.026           0.030           0.030
    ------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                            (0.026)         (0.030)         (0.030)
    ------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                   $  1.000        $  1.000        $  1.000
    ------------------------------------------------------------------------------------------
        Total Return                                     2.66%           3.03%           3.04%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)              $ 22,844        $ 28,657        $ 27,926
      Ratio of expenses to average net assets            0.59%           0.60%           0.62%
      Ratio of net investment income to average
        net assets                                       2.64%           2.97%           3.00%
      Ratio of expenses to average net assets*           0.98%           0.98%           0.97%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   OTHER INFORMATION ABOUT THE FUNDS         TAX-EXEMPT MONEY MARKET FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                      YEAR ENDED JULY 31,
                                                   --------------------------
                                                         1996          1995
                                                   ----------------   -------
                                                     A Shares (a)
                                                   ----------------
    NET ASSET VALUE, BEGINNING OF PERIOD               $ 1.000        $ 1.000
    -----------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                              0.010          0.032
    -----------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                             (0.010)        (0.032)
    -----------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                     $ 1.000        $ 1.000
    -----------------------------------------------------------------------------
        Total Return                                      3.12%(b)       3.22%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                $17,116        $57,640
      Ratio of expenses to average net assets             0.68%(c)       0.54%
      Ratio of net investment income to average
        net assets                                        2.82%(c)       3.15%
      Ratio of expenses to average net assets*            1.03%(c)       0.74%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering A Shares.

   (b) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the A Shares for the period from April 1, 1996 to July 31, 1996. Total return for the A Shares for the period April 1, 1996 (commencement of operations) through July 31, 1996 was 0.95%.

   (c) Annualized.

                       This page intentionally left blank

                       This page intentionally left blank

AMSOUTH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219






For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their operational and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, prospectuses of other members of the AmSouth Funds family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                         AMSOUTH FUNDS
                         3435 STELZER ROAD
                         COLUMBUS, OHIO 43219
                         TELEPHONE: 1-800-451-8382
                         INTERNET: http://www.amsouthfunds.com


You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by calling 1-800-SEC-0330.

o    Free from the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5551.

                                 AmSouth Funds
                                   Prospectus

                                  Trust Shares

                                December 1, 1999




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.









                                                                  [AmSouth Logo]

         AMSOUTH MUTUAL FUNDS                         TABLE OF CONTENTS


                                      [ICON]          RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this important                           2  Overview
section, which summarizes each                               CAPITAL APPRECIATION FUNDS
Fund's investments, risks, past                           4  Balanced Fund
performance, and fees.                                    7  Growth Fund
                                                         10  Enhanced Market Fund
                                                         12  Value Fund
                                                         15  Equity Income Fund
                                                         18  Regional Equity Fund
                                                         21  Select Equity Fund
                                                         23  Small Cap Fund
                                                             INCOME FUNDS
                                                         26  Bond Fund
                                                         29  Government Income Fund
                                                         32  Limited Term Bond Fund
                                                         35  Florida Tax-Exempt Fund
                                                         38  Municipal Bond Fund
                                                             MONEY MARKET FUNDS
                                                         42  Prime Money Market Fund
                                                         45  U.S. Treasury Money Market Fund
                                                         48  Tax-Exempt Money Market Fund

                                      [ICON]          ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Review this section for                                      CAPITAL APPRECIATION FUNDS
information and on investment                            51  Balanced Fund
strategies and their risks.                              51  Growth Fund
                                                         51  Enhanced Market Fund
                                                         51  Value Fund
                                                         51  Equity Income Fund
                                                         51  Regional Equity Fund
                                                         51  Select Equity Fund
                                                         51  Small Cap Fund
                                                             INCOME FUNDS
                                                         52  Bond Fund
                                                         52  Government Income Fund
                                                         52  Limited Term Bond Fund
                                                         52  Florida Tax-Exempt Fund
                                                         53  Municipal Bond Fund
                                                             MONEY MARKET FUNDS
                                                          0  Prime Money Market Fund
                                                          0  U.S. Treasury Money Market Fund
                                                         53  Tax-Exempt Money Market Fund

                                      [ICON]          FUND MANAGEMENT

Review this section for details on                       60  The Investment Adviser
the people and organizations who                         60  The Investment Sub-Advisers
oversee the Funds.                                       66  Portfolio Managers
                                                         67  The Distributor and Administrator

                                      [ICON]          SHAREHOLDER INFORMATION

Review this section for details on                       68  Choosing a Share Class
how shares are valued, how to                            69  Pricing of Fund Shares
purchase, sell and exchange                              70  Purchasing and Adding to Your Shares
shares, related charges and                              71  Selling Your Shares
payments of dividends and                                73  General Policies on Selling Shares
distributions.                                           74  Exchanging Your Shares
                                                         75  Dividends, Distributions and Taxes

                                      [ICON]          OTHER INFORMATION ABOUT THE FUNDS

                                                         76  Financial Highlights

 [ICON]
          RISK/RETURN SUMMARY AND FUND EXPENSES                  OVERVIEW



    THE FUNDS                             AmSouth Funds (formerly AmSouth Mutual Funds) is a mutual
                                          fund family that offers different classes of shares in
                                          separate investment portfolios ("Funds"). The Funds have
                                          individual investment goals and strategies. This prospectus gives you important information about the Trust Shares
                                          (formerly Premier Shares) of the Capital Appreciation Funds, the Income Funds and the Money Market Funds that you should know before investing. The Funds also offer two additional classes of shares called Class A Shares (formerly Classic
                                          Shares) and Class B Shares which are offered in a separate prospectus. Please read this prospectus and keep it for
                                          future reference.
                                          Each of the Funds in this prospectus is a mutual fund. A
                                          mutual fund pools shareholders' money and, using
                                          professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds,
                                          you should know a few general basics about investing in
                                          mutual funds.
                                          The value of your investment in a Fund is based on the
                                          market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect
                                          securities markets generally, as well as those that affect particular companies or government units. These price
                                          movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.
                                          LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                                          INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                                          DEPOSIT OR AN OBLIGATION OF AMSOUTH BANK, ITS AFFILIATES, OR
                                          ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT
                                          AGENCY.
                                          Each Fund has its own investment goal and strategies for
                                          reaching that goal. However, it cannot be guaranteed that a
                                          Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.
                                          The portfolio manager invests each Fund's assets in a way
                                          that the manager believes will help the Fund achieve its
                                          goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW

                          CAPITAL APPRECIATION FUNDS

                                          These Funds seek capital appreciation and invest primarily in equity securities, principally common stocks and, to a
                                          limited extent, preferred stocks and convertible securities.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - seeking a long-term goal such as retirement
                                          - looking to add a growth component to your portfolio
                                          - willing to accept the risks of investing in the stock
                                            markets
                                          These Funds may not be appropriate if you are:
                                          - pursuing a short-term goal or investing emergency reserves
                                          - uncomfortable with an investment that will fluctuate in
                                            value

   RISK/RETURN SUMMARY AND FUND EXPENSES            AMSOUTH BALANCED FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVES                 The Fund seeks to obtain long-term capital growth and
                                          produce a reasonable amount of current income through a
                                          moderately aggressive investment strategy.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue these goals, the Fund invests in a broadly
                                          diversified portfolio of equity and debt securities
                                          consisting primarily of common stocks and bonds.
                                          The Fund normally invests between 45-75% of its assets in
                                          equity securities and at least 25% of its assets in
                                          fixed-income securities. The portion of the Fund's assets
                                          invested in equity and debt securities will vary depending upon economic conditions, the general level of stock prices, interest rates and other factors, including the risks
                                          associated with each investment. The Fund's equity
                                          investments consist primarily of common stocks of companies that the portfolio manager believes are undervalued and have a favorable outlook. The Fund's fixed-income investments
                                          consist primarily of "high-grade" bonds, notes and
                                          debentures. The average dollar-weighted maturity of the
                                          fixed-income portion of the Fund's portfolio will range from one to thirty years.
                                          In managing the equity portion of the Fund, the portfolio
                                          manager uses a variety of economic projections, quantitative techniques, and earnings projections in formulating
                                          individual stock purchase and sale decisions. The portfolio manager selects investments that he believes have basic
                                          investment value which will eventually be recognized by
                                          other investors.
                                          In managing the fixed income portion of the Fund's
                                          portfolio, the portfolio manager uses a "top down"
                                          investment management approach focusing on a security's
                                          maturity. The manager sets, and continually adjusts, a
                                          target for the interest rate sensitivity of the Fund based upon expectations about interest rates and other economic
                                          factors. The manager then selects individual securities
                                          whose maturities fit this target and which are deemed to be the best relative values.
                                          The Fund may also invest in certain other equity and debt
                                          securities in addition to those described above. For a more complete description of the various securities in which the
                                          Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the Statement of
                                          Additional Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which the equity portion of this Fund
                                          focuses -- value stocks -- will underperform other kinds of investments or market averages.
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Generally, an increase in the average
                                          maturity of the fixed income portion of the Fund will make it more sensitive to interest rate risk.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES             AMSOUTH BALANCE FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1992                                                                              8.72%
93                                                                               14.37%
94                                                                                0.59%
95                                                                               23.51%
96                                                                                9.72%
97                                                                               20.95%
98                                                                               13.42%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was -0.43%.
                                              Best
                                              quarter:  9.21%     6/30/97
                                              Worst
                                              quarter: -3.35%     9/30/98
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1           5         SINCE INCEPTION
                                      YEAR       YEARS          12/19/91
 TRUST SHARES                        13.42%      13.11%           13.60%
 S&P 500(R) INDEX                    28.58%      24.06%           21.08%
 LEHMAN BROTHERS
 GOVERNMENT/CORPORATE BOND INDEX      9.47%       7.30%            8.28%

(1) Both charts assume reinvestment of dividends and distributions.

   The chart and table on this page
   show how the Balanced Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance over
   seven years to demonstrate that the
   Fund's value varied at different
   times. The table below it compares
   the Fund's performance over time to
   that of the S&P 500(R) Index, a
   widely recognized, unmanaged index
   of common stocks, and the Lehman
   Brothers Government/Corporate Bond
   Index, an unmanaged index
   representative of the total return
   of government and corporate bonds.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.

   RISK/RETURN SUMMARY AND FUND EXPENSES             AMSOUTH BALANCE FUND

                                              FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.80%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.32%
                                                     Total Fund operating expenses(3)    1.12%

[CAPTION]
                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.31%. Total expenses after fee waivers and expense reimbursements for Trust shares are 1.11%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE



                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $114   $356    $617    $1,363


   As an investor in the Balanced
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES              AMSOUTH GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Capital Growth Fund) seeks
                                          long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities
                                          convertible into common stocks such as convertible bonds and convertible preferred stocks.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded U.S. common stocks, as well as non-U.S.
                                          common stocks and American Depositary Receipts ("ADRs") that the portfolio manager believes have attractive potential for growth.
                                          In managing the Fund, the portfolio manager seeks
                                          reasonably-priced securities with the potential to produce above-average earnings growth. In choosing individual stocks the portfolio manager uses a quantitative process to
                                          identify companies with a history of above-average growth or companies that are expected to enter periods of
                                          above-average growth or are positioned in emerging growth
                                          industries. Some of the criteria that the manager uses to
                                          select these companies are earnings growth, return on
                                          capital, cash flow and price earnings ratios.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- growth stocks -- will underperform other kinds of investments or market averages.
                                          FOREIGN SECURITIES RISK: Investing in foreign markets
                                          involves a greater risk than investing in the United States.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          the Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES              AMSOUTH GROWTH FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            FOR TRUST SHARES(1)

1998                                                                             34.46%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 2.67%.
                                              Best
                                          quarter:      30.59%   12/31/98
                                              Worst
                                            quarter:  -11.70%     9/30/98
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1         SINCE INCEPTION
                                      YEAR          (8/3/97)
 TRUST SHARES                        34.46%           24.36%
 S&P 500 INDEX                       28.58%           21.50%

(1 )Both charts assume reinvestment of dividends and distributions.


   The chart and table on this page
   show how the Growth Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart shows the performance of
   the Fund's Trust Shares for its
   first full calendar year of
   operations. The table below it
   compares the Fund's performance
   over time to that of the S&P 500(R)
   Index, a widely recognized,
   unmanaged index of common stocks.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.

   RISK/RETURN SUMMARY AND FUND EXPENSES              AMSOUTH GROWTH FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%
                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.80%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.69%
                                                     Total Fund operating expenses(3)    1.49%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.18%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.98%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3      5       10
                                                                               YEAR   YEARS  YEARS   YEARS
                                                     TRUST SHARES              $152   $471   $813   $1,779



   As an investor in the Growth
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH ENHANCED MARKET FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks to produce long-term growth of capital by
                                          investing primarily in a diversified portfolio of common
                                          stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The
                                          portfolio manager does not currently intend to purchase
                                          convertible securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests in a broadly
                                          diversified portfolio of S&P 500 stocks, overweighting
                                          relative to their S&P weights those that the portfolio
                                          manager believes to be undervalued compared to others in the index. The Fund seeks to maintain risk characteristics
                                          similar to that of the S&P 500 Index and, normally, invests at least 80% of its assets in common stocks drawn from the
                                          Index.
                                          The portfolio manager's stock selection process utilizes
                                          computer-aided quantitative analysis. The portfolio
                                          manager's computer models use many types of data, but
                                          emphasize technical data such as price and volume
                                          information. Applying these models to stocks within the S&P
                                          500, the portfolio manager hopes to generate more capital
                                          growth than that of the S&P 500. The portfolio manager's
                                          emphasis on technical analyses can result in significant
                                          shifts in portfolio holdings at different times. However,
                                          stringent risk controls at the style, industry and
                                          individual stock levels help ensure the Fund maintains risk characteristics similar to those of the S&P 500.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses - stocks in the S&P 500
                                          Index which are primarily large cap companies - will
                                          underperform other kinds of investments or market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH ENHANCED MARKET FUND

   This section would normally include a bar chart and a table showing how the Enhanced Market Fund has performed and how its performance has varied from year to year. Because the Fund has not been in operation for a full calendar year, the bar chart and table are not shown.

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption Fee(2)                      0%
                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.45%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   1.04%
                                                     Total Fund operating expenses(3)    1.49%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.31%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.76%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3      5       10
                                                                               YEAR   YEARS  YEARS   YEARS
                                                     TRUST SHARES              $133   $415   $718   $1,579


   As an investor in the Enhanced
   Market Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES               AMSOUTH VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Equity Fund) seeks capital
                                          growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock.
                                          The production of current income is an incidental objective.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue these goals, the Fund invests primarily in common stocks that the portfolio manager believes to be
                                          undervalued.
                                          In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and
                                          earnings projections in formulating individual stock
                                          purchase and sale decisions. The portfolio manager will
                                          select investments that it believes have basic investment
                                          value which will eventually be recognized by other
                                          investors, thus increasing their value to the Fund.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- undervalued
                                          stocks -- will underperform other kinds of investments or
                                          market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES               AMSOUTH VALUE FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1989                                                                             26.54%
90                                                                                6.99%
91                                                                               19.21%
92                                                                               10.33%
93                                                                               18.38%
94                                                                                0.37%
95                                                                               27.40%
96                                                                               15.75%
97                                                                               32.23%
98                                                                               18.13%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was -1.30%.
                                              Best
                                           quarter:   16.62%     12/31/98
                                              Worst
                                           quarter:  -14.37%      9/30/90
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1           5          10         SINCE INCEPTION
                                      YEAR       YEARS       YEARS          (12/1/88)
 TRUST SHARES                        18.13%      18.25%      15.60%           15.62%
 S&P 500(R) INDEX                    28.58%      24.06%      19.19%           19.22%

(1) Both charts assume reinvestment of dividends and distributions.


   The chart and table on this page
   show how the Value Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance over ten
   years to demonstrate that the
   Fund's value varied at different
   times. The table below it compares
   the Fund's performance over time to
   that of the S&P 500(R) Index, a
   widely recognized, unmanaged index
   of common stocks. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

   RISK/RETURN SUMMARY AND FUND EXPENSES               AMSOUTH VALUE FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.80%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.31%
                                                     Total Fund operating expenses(3)    1.11%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.30%. Total expenses after fee waivers and expense reimbursements for Trust shares are 1.10%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $113   $353    $612    $1,352



   As an investor in the Value
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH EQUITY INCOME FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are
                                          convertible into common stocks, such as convertible bonds
                                          and convertible preferred stock.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          income-producing equity securities such as common stocks,
                                          ADRs, and securities convertible into common stocks,
                                          including convertible bonds and convertible preferred
                                          stocks.
                                          In managing the Fund's portfolio, the manager seeks equity securities which he believes to represent investment value.
                                          In choosing individual securities, the portfolio manager
                                          emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The portfolio manager will also consider higher valued companies that show the potential for growth. Factors that the
                                          portfolio manager considers in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value. The Fund also utilizes convertible securities because these securities
                                          typically offer higher yields and good potential for capital appreciation as well as some downside protection.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that this Fund's
                                          blended investment style will underperform other Funds or
                                          market averages that focus exclusively on either growth or value.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH EQUITY INCOME FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1998                                                                            12.42%



                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 4.83%.
                                              Best quarter:   17.42%
                                              Worst
                                              quarter:       -12.57%
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                   SINCE INCEPTION
                                      1 YEAR          (3/20/97)
 TRUST SHARES                         12.42%            18.27%
 S&P 500(R) INDEX                     28.58%            34.10%

(1 )Both charts assume reinvestment of dividends and distributions.

   The chart and table on this page
   show how the Equity Income Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart shows the performance of
   the Fund's Trust Shares for its
   first full calendar year of
   operations. The table below it
   compares the Fund's performance
   over time to that of the S&P 500(R)
   Index, a widely recognized,
   unmanaged index of common stocks.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH EQUITY INCOME FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%
                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.80%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.55%
                                                     Total Fund operating expenses(3)    1.35%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.38%. Total expenses after fee waivers and expense reimbursements for Trust shares are 1.18%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3      5       10
                                                                               YEAR   YEARS  YEARS   YEARS
                                                     TRUST SHARES              $137   $428   $739   $1,624


   As an investor in the Equity
   Income Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH REGIONAL EQUITY FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVES                 The Fund seeks capital growth by investing primarily in a
                                          diversified portfolio of common stock and securities
                                          convertible into common stock, such as convertible bonds and convertible preferred stock. The production of current
                                          income is an incidental objective.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue these goals, the Fund invests primarily in common stocks of companies headquartered in the Southern Region of the United States, which includes Alabama, Florida, Georgia,
                                          Louisiana, Mississippi, North Carolina, South Carolina,
                                          Tennessee and Virginia, that the portfolio manager believes to be undervalued.
                                          In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and
                                          earnings projections in formulating individual stock
                                          purchase and sale decisions. The portfolio manager will
                                          select investments that he believes have basic investment
                                          value which will eventually be recognized by other
                                          investors.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          GEOGRAPHIC CONCENTRATION RISK: By concentrating its
                                          investments in the Southern Region, the Fund may be more
                                          vulnerable to unfavorable developments in that region than funds that are more geographically diversified.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- undervalued stocks of companies in the Southern Region -- will underperform other kinds of investments or market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH REGIONAL EQUITY FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1989                                                                             24.67%
90                                                                                6.30%
91                                                                               38.80%
92                                                                               21.50%
93                                                                               18.38%
94                                                                                2.15%
95                                                                               24.08%
96                                                                               20.14%
97                                                                               27.67%
98                                                                                8.10%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was -20.71%.
                                              Best
                                             quarter:  20.86%     3/31/91
                                              Worst
                                            quarter:  -23.37%     9/30/98
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1           5          10         SINCE INCEPTION
                                      YEAR       YEARS       YEARS          (12/1/88)
 TRUST SHARES                        -8.10%      11.35%      13.95%           13.86%
 S&P 500(R) INDEX                    28.58%      24.06%      19.19%           19.22%

(1) Both charts assume reinvestment of dividends and distributions.

   The chart and table on this page
   show how the Regional Equity Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over ten years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the S&P 500(R) Index, a widely
   recognized, unmanaged index of
   common stocks. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

   RISK/RETURN SUMMARY AND FUND EXPENSES     AMSOUTH REGIONAL EQUITY FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%
                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.80%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.39%
                                                     Total Fund operating expenses(3)    1.19%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.35%. Total expenses after fee waivers and expense reimbursements for Trust shares are 1.15%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $121   $378    $654    $1,443


   As an investor in the Regional
   Equity Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH SELECT EQUITY FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term growth of capital by investing
                                          primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible
                                          preferred stocks. The portfolio manager does not currently intend to purchase convertible securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of companies with market capitalizations greater than
                                          $2 billion at the time of purchase and that possess a
                                          dominant market share and have a barrier, such as a patent or well-known brand name, that shields its market share and profits from competitors.
                                          In managing the Fund's portfolio, the managers continuously monitor a universe of companies possessing "market power" to look for opportunities to purchase these stocks at
                                          reasonable prices. "Market power" is a combination of
                                          dominant market share and a barrier that protects that
                                          market share. In selecting individual securities, the
                                          portfolio managers look for companies that appear
                                          undervalued. The managers then conduct a fundamental
                                          analysis of the stock, the industry and the industry
                                          structure. The portfolio managers will then purchase those companies whose market power, in the managers' opinion, is intact. As a result, the portfolio managers may focus on a relatively limited number of stocks (i.e., generally 25 or less). The Fund is non-diversified.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- undervalued growth
                                          stocks -- will underperform other kinds of investments or
                                          market averages.
                                          NON-DIVERSIFIED RISK: The Fund may invest in a small number of companies which may increase the volatility of the Fund.
                                          If the companies in which the Fund invests perform poorly, the Fund could suffer greater losses than if it had been
                                          invested in a greater number of companies.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. However, the portfolio managers expect that the Fund's annual portfolio turnover rate will average less than 50% each year. If the
                                          Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its
                                          performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES       AMSOUTH SELECT EQUITY FUND

   This section would normally include a bar chart and a table showing how the Select Equity Fund has performed and how its performance has varied from year to year. Because the Fund has not been in operation for a full calendar year, the bar chart and table are not shown.
                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%
                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.80%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.80%
                                                     Total Fund operating expenses(3)    1.60%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.21%. Total expenses after fee waivers and expense reimbursements for Trust shares are 1.01%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $163   $505    $871    $1,900


   As an investor in the Select
   Equity Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES           AMSOUTH SMALL CAP FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of
                                          common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks.
                                          Any current income generated from these securities is
                                          incidental.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of companies with market capitalizations at the time of purchase in the range of companies in the Russell 2000(R)
                                          Growth Index (currently between $50 million and $2 billion).
                                          In managing the Fund's portfolio, the manager seeks smaller companies with above-average growth potential. Factors the portfolio manager typically considers in selecting
                                          individual securities include positive changes in earnings estimates for future growth, higher than market average
                                          profitability, a strategic position in a specialized market, earnings growth consistently above market, and fundamental value.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.
                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-
                                          being may, for example, depend heavily on just a few
                                          products or services. In addition, investors may have
                                          limited flexibility to buy or sell small company stocks,
                                          which tend to trade less frequently than those of larger
                                          firms.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- small company growth stocks -- will underperform other kinds of investments or
                                          market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES           AMSOUTH SMALL CAP FUND

   This section would normally include a bar chart and a table showing how the Small Cap Fund has performed and how its performance has varied from year to year. Because the Fund has not been in operation for a full calendar year, the bar chart and table are not shown.

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      1.20%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   1.20%
                                                     Total Fund operating expenses(3)    2.40%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.21%. Total expenses after fee waivers and expense reimbursements for Trust shares are 1.41%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3        5       10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $243   $748   $1,280   $2,736


   As an investor in the Small Cap
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW

                          INCOME FUNDS


    TAXABLE FUNDS                         The Bond Fund, the Government Income Fund and the Limited
                                          Term Bond Fund seek current income and invest primarily in fixed income securities, such as U.S. government securities, or corporate, bank and commercial obligations.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - looking to add a monthly income component to your
                                            portfolio
                                          - willing to accept the risks of price and dividend
                                            fluctuations
                                          These Funds may not be appropriate if you are:
                                          - investing emergency reserves
                                          - uncomfortable with an investment that will fluctuate in
                                            value
    TAX-FREE FUNDS                        The Florida Tax-Exempt Fund and the Municipal Bond Fund seek tax-exempt income and invest primarily in municipal
                                          securities which are exempt from Federal and, in the case of the Florida Tax-Exempt Fund, Florida intangible taxes.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - looking to reduce Federal income or Florida intangible
                                            taxes
                                          - seeking monthly Federal tax-exempt dividends
                                          - willing to accept the risks of price and dividend
                                            fluctuations
                                          These Funds may not be appropriate if you are:
                                          - investing through a tax-exempt retirement plan
                                          - uncomfortable with an investment that will fluctuate in
                                            value

   RISK/RETURN SUMMARY AND FUND EXPENSES                AMSOUTH BOND FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests in bonds and other
                                          fixed-income securities. These investments include primarily
                                          U.S. corporate bonds and debentures and notes or bonds
                                          issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund invests in debt securities only if they are high grade (rated at time of purchase in one of the three highest rating categories by a nationally
                                          recognized statistical rating organization (an "NRSRO"), or are determined by the portfolio manager to be of comparable quality). The Fund also invests in zero-coupon obligations which are securities which do not provide current income but represent ownership of future interest and principal
                                          payments on U.S. Treasury bonds.
                                          The Fund may purchase fixed-income securities of any
                                          maturity and although there is no limit on the Fund's
                                          average maturity, it is normally expected to be between five and ten years. In managing the Fund's portfolio, the manager uses a "top down" investment management approach focusing on a security's maturity. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund based upon expectations about interest rates. The
                                          manager then selects individual securities whose maturities fit this target and which the manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities.
                                          For a more complete description of the various securities in which the Fund may invest, please see the Additional
                                          Investment Strategies and Risks on page 51 or consult the
                                          SAI.

    PRINCIPAL                             Your investment in the Fund may be subject to the following
    INVESTMENT RISKS                      principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-
                                          term bonds.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

   RISK/RETURN SUMMARY AND FUND EXPENSES                AMSOUTH BOND FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1989                                                                             12.67%
90                                                                                6.92%
91                                                                               15.32%
92                                                                                7.30%
93                                                                                9.86%
94                                                                                3.23%
95                                                                               18.41%
96                                                                                2.56%
97                                                                                9.21%
98                                                                                9.40%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was -1.78%.
                                              Best
                                              quarter:  7.13%     6/30/89
                                              Worst
                                             quarter:  -2.39%     3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1           5           10          SINCE INCEPTION
                                      YEAR       YEARS        YEARS          (12/31/88)
 TRUST SHARES                         9.40%      7.02%        8.68%             8.68%
 LEHMAN BROTHERS
 GOVERNMENT/CORPORATE BOND INDEX      9.47%      7.30%        9.34%             9.34%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

   The chart and table on this page
   show how the Bond Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance over ten
   years to demonstrate that the
   Fund's value varied at different
   times. The table below it compares
   the Fund's performance over time to
   that of the Lehman Brothers
   Government/ Corporate Bond Index,
   an unmanaged index representative
   of the total return of government
   and corporate bonds. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.

   RISK/RETURN SUMMARY AND FUND EXPENSES                AMSOUTH BOND FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%
                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee(3)                   0.65%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.32%
                                                     Total Fund operating expenses(3)    0.97%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) During the last fiscal year, management fees paid by the Fund were limited to 0.50%. Other expenses are restated to reflect current fees. Other expenses are being limited to 0.23%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.73%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                 1       3      5       10
                                                                               YEAR   YEARS  YEARS   YEARS
                                                     TRUST SHARES              $99    $309   $536   $1,190


   As an investor in the Bond
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                       AMSOUTH GOVERNMENT
   RISK/RETURN SUMMARY AND FUND EXPENSES                      INCOME FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These investments are
                                          principally mortgage-related securities, but may also
                                          include U.S. Treasury obligations.
                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on a
                                          security's maturity. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund based upon expectations about interest rates. The
                                          manager then selects individual securities whose maturities fit this target and which the manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          PREPAYMENT RISK: If a significant number of mortgages
                                          underlying a mortgage backed security are refinanced, the
                                          security may be "prepaid." In this case, investors receive their principal back and are typically forced to reinvest it in securities that pay lower interest rates. Rapid changes in prepayment rates can cause bond prices and yields to be volatile.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-
                                          term bonds.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

                                                       AMSOUTH GOVERNMENT
   RISK/RETURN SUMMARY AND FUND EXPENSES                      INCOME FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1994                                                                             -0.39%
95                                                                               14.32%
96                                                                                4.05%
97                                                                                9.39%
98                                                                                7.26%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 0.43%.
                                              Best
                                              quarter:  4.53%     6/30/95
                                              Worst
                                             quarter:  -1.43%     3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1            5          SINCE INCEPTION
                                      YEAR        YEARS          (10/01/93)
 TRUST SHARES                         7.26%       6.81%             6.48%
 LEHMAN BROTHERS MORTGAGE INDEX       6.97%       7.23%             7.06%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

   The chart and table on this page
   show how the Government Income Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over five years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers Mortgage Index,
   an unmanaged index generally
   representative of the mortgage bond
   market as a whole. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

                                                       AMSOUTH GOVERNMENT
   RISK/RETURN SUMMARY AND FUND EXPENSES                      INCOME FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee(3)                   0.65%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   1.02%
                                                     Total Fund operating expenses(3)    1.67%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) During the last fiscal year, management fees paid by the Fund were limited to 0.30%. Other expenses are restated to reflect current fees. Other expenses are being limited to 0.32%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.62%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $170   $526    $907    $1,976


   As an investor in the
   Government Income Fund, you
   will pay the following fees
   and expenses when you buy and
   hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                          AMSOUTH LIMITED

   RISK/RETURN SUMMARY AND FUND EXPENSES                   TERM BOND FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Limited Maturity Fund) seeks current income consistent with the preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          short-term fixed income securities with maturities of five years or less, principally corporate bonds and securities
                                          issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund invests in debt securities only if they are high-grade (rated at the time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable
                                          quality).
                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on a
                                          security's maturity. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund based upon expectations about interest rates and other economic factors. The manager then selects individual
                                          securities whose maturities fit this target and which the
                                          manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-
                                          term bonds.
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

                                                          AMSOUTH LIMITED

   RISK/RETURN SUMMARY AND FUND EXPENSES                   TERM BOND FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1990                                                                              8.52%
91                                                                               11.94%
92                                                                                6.03%
93                                                                                7.16%
94                                                                                -1.8%
95                                                                               12.72%
96                                                                                3.69%
97                                                                                6.89%
98                                                                                7.26%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 1.28%.
                                              Best
                                              quarter:  4.59%     6/30/89
                                              Worst
                                             quarter:  -1.41%     3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                            SINCE INCEPTION
                                                 1 YEAR       5 YEARS         (10/01/93)
 TRUST SHARES                                     7.26%        5.63%             7.15%
 MERRILL LYNCH 1-5 YEAR
 GOVERNMENT/CORPORATE BOND INDEX                  7.69%        6.28%             6.06%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.


   The chart and table on this page
   show how the Limited Term Bond Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over five years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   Merrill Lynch 1-5 Year
   Government/Corporate Bond Index, an
   unmanaged index representative of
   the total return of short-term
   government and corporate bonds. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.

                                                          AMSOUTH LIMITED

   RISK/RETURN SUMMARY AND FUND EXPENSES                   TERM BOND FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee(3)                   0.65%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.35%
                                                     Total Fund operating expenses(3)    1.00%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) During the last fiscal year, management fees paid by the Fund were limited to 0.50%. Other expenses are restated to reflect current fees. Other expenses are being limited to 0.23%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.73%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $102   $318    $552    $1,225



   As an investor in the Limited
   Term Bond Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                          AMSOUTH FLORIDA

   RISK/RETURN SUMMARY AND FUND EXPENSES                  TAX-EXEMPT FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Florida Tax-Free Fund) seeks to produce as high a level of current interest income exempt from Federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of Florida and its political
                                          subdivisions, that provide income exempt from Federal
                                          personal income tax and Florida intangible personal property tax. The Fund invests in Florida municipal securities only if they are high grade (rated at the time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable
                                          quality).
                                          Although there is no limit on the Fund's average maturity, normally it is expected to be between five to ten years. In managing the Fund's portfolio, the manager uses a "top down"
                                          investment management approach focusing on interest rates
                                          and credit quality. The manager sets, and continually
                                          adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.
                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see the Additional Investment Strategies and Risks on page
                                          51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Florida and its municipalities, the
                                          Fund may be more vulnerable to unfavorable developments in
                                          Florida than funds that are more geographically diversified.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          LIQUIDITY RISK: The risk that certain securities may be
                                          difficult or impossible to sell at the time and the price
                                          that would normally prevail in the market.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-
                                          term bonds.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

                                                          AMSOUTH FLORIDA

   RISK/RETURN SUMMARY AND FUND EXPENSES                  TAX-EXEMPT FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1995                                                                            11.09%
96                                                                               3.60%
97                                                                               6.69%
98                                                                               5.44%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was -1.18%.
                                              Best
                                             quarter:  4.40%      3/31/95
                                              Worst
                                            quarter:  -1.04%     12/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1         SINCE INCEPTION
                                      YEAR         (09/30/94)
 TRUST SHARES                         5.42%           6.50%
 MERRILL LYNCH 3-7 YEAR MUNICIPAL
 BOND INDEX                           5.95%           6.23%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.


   The chart and table on this page
   show how the Florida Tax-Exempt
   Fund has performed and how its
   performance has varied from year to
   year. The bar chart shows the
   performance of the Fund's Trust
   shares for its first full calendar
   year of operations. The table below
   it compares the Fund's performance
   over time to that of the Merrill
   Lynch 3-7 Year Municipal Bond
   Index, an unmanaged index generally
   representative of the
   intermediate-term municipal bonds.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.

                                                          AMSOUTH FLORIDA

   RISK/RETURN SUMMARY AND FUND EXPENSES                  TAX-EXEMPT FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee(3)                   0.65%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.38%
                                                     Total Fund operating expenses(3)    1.03%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) During the last fiscal year, management fees paid by the Fund were limited to 0.30%. Other expenses are restated to reflect current fees. Other expenses are being limited to 0.21%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.51%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                  1      3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $105   $328    $569    $1,259



   As an investor in the Florida
   Tax-Exempt Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                        AMSOUTH MUNICIPAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                        BOND FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks to produce as high a level of current federal tax-exempt income, as is consistent with the preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities that provide income that is exempt from federal income tax and not subject to the federal alternative
                                          minimum tax for individuals. Municipal securities are debt obligations, such as bonds and notes, issued by states,
                                          territories and possessions of the United States and their political subdivisions, agencies and instrumentalities.
                                          Additionally, the Fund concentrates its investments in
                                          municipal securities issued by the State of Alabama and its political subdivisions. The Fund invests in debt securities only if they are high-grade (rated at the time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of
                                          comparable quality).
                                          The Fund may purchase securities of any maturity. In
                                          managing the Fund's portfolio, the manager uses a "top down"
                                          investment management approach focusing on a security's
                                          maturity. The manager sets, and continually adjusts, a
                                          target for the interest rate sensitivity of the Fund based upon expectations about interest rates and other economic
                                          factors. The manager then selects individual securities
                                          whose maturities fit this target, have a certain level of
                                          credit quality, and which the manager believes are the best relative values.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see the Additional Investment Strategies and
                                          Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          TAX RISK. The risk that the issuer of the securities will
                                          fail to comply with certain requirements of the Internal
                                          Revenue Code, which would cause adverse tax consequences.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          CONCENTRATION RISK: By concentrating its investments in
                                          securities issued by Alabama and its municipalities, the
                                          Fund may be more vulnerable to unfavorable developments in
                                          Alabama than funds that are more geographically diversified.
                                          Additionally, because of the relatively small number of
                                          issuers of Alabama municipal securities, the Fund is likely to invest in a limited number of issuers.
                                          If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.

                                                        AMSOUTH MUNICIPAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                        BOND FUND

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-TO-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1998                                                                             5.42%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was -1.15%.
                                              Best
                                            quarter:   3.02%      9/30/98
                                              Worst
                                             quarter:  0.43%     12/31/98
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                     1         SINCE INCEPTION
                                                    YEAR         (07/01/97)
 TRUST SHARES                                       5.42%           6.50%
 MERRILL LYNCH 3-7 YEAR
 MUNICIPAL BOND INDEX                               5.95%           6.62%

(1 )Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-451-8382.

   The chart and table on this page
   show how the Municipal Bond Fund
   has performed and how its
   performance has varied from year to
   year. The bar chart shows the
   performance of the Fund's Trust
   Shares for its first full calendar
   year of operations. The table below
   it compares the Fund's performance
   over time to that of the Merrill
   Lynch 3-7 Year Municipal Bond
   Index, an unmanaged index generally
   representative of municipal bonds
   with intermediate maturities. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.

                                                        AMSOUTH MUNICIPAL
   RISK/RETURN SUMMARY AND FUND EXPENSES                        BOND FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee(3)                   0.65%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.32%
                                                     Total Fund operating expenses(3)    0.97%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) During the last fiscal year, management fees paid by the Fund were limited to 0.40%. Other expenses are restated to reflect current fees. Other expenses are being limited to 0.23%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.63%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                 1       3       5        10
                                                                               YEAR   YEARS   YEARS    YEARS
                                                     TRUST SHARES              $99    $309    $536    $1,190


   As an investor in the
   Municipal Bond Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.
   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW

                          MONEY MARKET FUNDS


                                          These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt
                                          securities. The Funds seek to maintain a stable price of
                                          $1.00 per share.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - seeking preservation of capital
                                          - investing short-term reserves
                                          - willing to accept lower potential returns in exchange for a higher degree of safety
                                          - in the case of the Tax-Exempt Money Market Fund, seeking
                                            Federal tax-exempt income
                                          These Funds may not be appropriate if you are:
                                          - seeking high total return
                                          - pursuing a long-term goal or investing for retirement

                                                            AMSOUTH PRIME

   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Prime Obligations Fund) seeks current income with liquidity and stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests only in U.S.
                                          dollar-denominated, "high-quality" short-term debt
                                          securities, including the following:
                                          - obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities
                                          - certificates of deposit, time deposits, bankers'
                                            acceptances and other short-term securities issued by
                                            domestic or foreign banks or their subsidiaries or
                                            branches
                                          - domestic and foreign commercial paper and other short-term corporate debt obligations, including those with floating or variable rates of interest
                                          - obligations issued or guaranteed by one or more foreign
                                            governments or their agencies or instrumentalities,
                                            including obligations of supranational entities
                                          - asset-backed securities
                                          - repurchase agreements collateralized by the types of
                                            securities listed above
                                          "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1"
                                          by Moody's Investors Service, Inc.) or one NRSRO if only
                                          rated by one NRSRO or (ii) if unrated, are determined by the portfolio manager to be of comparable quality.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.
                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

                                                            AMSOUTH PRIME

   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1989                                                                                9%
90                                                                               7.86%
91                                                                               5.77%
92                                                                               3.39%
93                                                                               2.61%
94                                                                               3.72%
95                                                                               5.50%
96                                                                               4.92%
97                                                                               5.09%
98                                                                               4.98%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 3.32%.
                                              Best
                                              quarter:  2.35%     6/30/89
                                              Worst
                                              quarter:  0.63%     6/30/93
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                 SINCE INCEPTION
                                      1 YEAR       5 YEARS         (12/19/91)
 TRUST SHARES                          4.98%        4.84%             5.38%

(1) Both charts assume reinvestment of dividends and distributions.

As of December 31, 1998, the Fund's 7-day yield for Trust Shares was 4.54%. Without fee waivers and expense reimbursements, the Fund's yield would have been 4.39% for this time period. For current yield information on the Fund, call 1-800-451-8382. The Fund's yield appears in The Wall Street Journal each Thursday.


   The chart and table on this page
   show how the Prime Money Market
   Fund has performed and how its
   performance has varied from year to
   year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance over seven years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it shows the Fund's
   performance over time. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.

                                                            AMSOUTH PRIME

   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES     TRUST
                                                     (FEES PAID BY YOU DIRECTLY)         SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                             None
                                                     Maximum deferred sales charge
                                                     (load)                                None
                                                     Redemption fee(2)                       0%

                                                     ANNUAL FUND OPERATING EXPENSES       TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                       0.40%
                                                     Distribution (12b-1) fee             0.00%
                                                     Other expenses(3)                    0.31%
                                                     Total Fund operating expenses(3)     0.71%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.30%. Total expenses after fee waivers and expense reimbursements for Trust shares are 0.70%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                 1       3       5      10
                                                                               YEAR   YEARS   YEARS   YEARS
                                                     TRUST SHARES              $73    $227    $395    $883



   As an investor in the Prime
   Money Market Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                    AMSOUTH U.S. TREASURY


   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth U.S. Treasury Fund) seeks
                                          current income with liquidity and stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests exclusively in
                                          short-term U.S. dollar-denominated obligations issued by the
                                          U.S. Treasury ("U.S. Treasury Securities"), separately
                                          traded component parts of those securities called STRIPs,
                                          and repurchase agreements collateralized by U.S. Treasury
                                          Securities.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.
                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

                                                    AMSOUTH U.S. TREASURY


   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1989                                                                             8.75%
90                                                                               7.64%
91                                                                               5.48%
92                                                                               3.32%
93                                                                               2.54%
94                                                                               3.55%
95                                                                               5.30%
96                                                                               4.69%
97                                                                               4.75%
98                                                                               4.60%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 3.03%.
                                              Best
                                              quarter:  2.23%     6/30/89
                                              Worst
                                              quarter:  0.62%     6/30/93
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                                                               SINCE INCEPTION
                                                    1 YEAR       5 YEARS         (12/19/91)
 TRUST SHARES                                        4.60%        4.58%             5.14%

(1) Both charts assume reinvestment of dividends and distributions.

As of December 31, 1998, the Fund's 7-day yield for Trust Shares was 3.97%. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.82% for this time period. For current yield information on the Fund, call 1-800-451-8382. The Fund's yield appears in The Wall Street Journal each Thursday.


   The chart and table on this page
   show how the U.S. Treasury Money
   Market Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by showing
   changes in the Fund's yearly
   performance over seven years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it shows the Fund's
   performance over time. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.

                                                    AMSOUTH U.S. TREASURY
   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption Fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.40%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.32%
                                                     Total Fund operating expenses(3)    0.72%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.31%. Total expenses after fee waivers and expense reimbursements for Premier shares are 0.71%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

                                              EXPENSE EXAMPLE


                                                                                 1       3       5      10
                                                                               YEAR   YEARS   YEARS   YEARS
                                                     TRUST SHARES              $74    $230    $401    $894



   As an investor in the U.S.
   Treasury Money Market Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                       AMSOUTH TAX-EXEMPT


   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Tax-Exempt Fund) seeks as
                                          high a level of current interest income exempt from federal income taxes as is consistent with the preservation of
                                          capital and relative stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          short-term municipal securities that provide income that is exempt from federal income tax and not subject to the
                                          federal alternative minimum tax for individuals. Short-term municipal securities are debt obligations, such as bonds and notes, issued by states, territories and possessions of the
                                          United States and their political subdivisions, agencies and instrumentalities which, generally have remaining maturities of one year or less. Municipal securities purchased by the
                                          Fund may include rated and unrated variable and floating
                                          rate tax-exempt notes which may have a stated maturity in
                                          excess of one year but which will be subject to a demand
                                          feature permitting the Fund to demand payment within a year.
                                          The Fund may also invest up to 10% of its total assets in
                                          the securities of money market mutual funds which invest
                                          primarily in obligations exempt from federal income tax.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          The Fund may also invest in certain other short-term debt
                                          securities in addition to those described above. For a more complete description of the various securities in which the
                                          Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 51 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          TAX RISK. The risk that the issuer of the securities will
                                          fail to comply with certain requirements of the Internal
                                          Revenue Code, which would cause adverse tax consequences.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 51.
                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

                                                       AMSOUTH TAX-EXEMPT


   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR TRUST SHARES(1)

1991                                                                             3.91%
92                                                                               2.59%
93                                                                               1.92%
94                                                                               2.33%
95                                                                               3.44%
96                                                                               3.03%
97                                                                               3.20%
98                                                                               2.99%

                                     The performance information shown above is
                                     based on a calendar year. The Fund's total
                                     return from 1/1/99 to 9/30/99 was 2.01%.
                                              Best
                                              quarter:   1.40%   12/31/90
                                              Worst
                                              quarter:  0.44%     3/31/94
                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ending
                                                    December 31, 1998)(1)

                                       1           5         SINCE INCEPTION
                                      YEAR       YEARS         (12/19/91)
 TRUST SHARES                         2.99%      3.00%            3.09%

(1) Both charts assume reinvestment of dividends and distributions.

As of December 31, 1998, the Fund's 7-day yield for Trust Shares was 3.13%. Without fee waivers and expense reimbursements, the Fund's yield would have been 2.78% for this time period. For current yield information on the Fund, call 1-800-451-8382. The Fund's yield appears in The Wall Street Journal each Thursday.


   The chart and table on this page
   show how the Tax-Exempt Money
   Market Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by showing
   changes in the Fund's yearly
   performance over seven years to
   demonstrate that the Fund's value
   varied at different times. The
   table below it shows the Fund's
   performance over time. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.

                                                       AMSOUTH TAX-EXEMPT
   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND

                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES    TRUST
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES
                                                     Maximum sales charge (load) on
                                                     purchases                            None
                                                     Maximum deferred sales charge
                                                     (load)                               None
                                                     Redemption fee(2)                      0%

                                                     ANNUAL FUND OPERATING EXPENSES      TRUST
                                                     (FEES PAID FROM FUND ASSETS)        SHARES

                                                     Management fee                      0.40%
                                                     Distribution (12b-1) fee            0.00%
                                                     Other expenses(3)                   0.35%
                                                     Total Fund operating expenses(3)    0.75%

                                  (1) AmSouth Bank may charge your account fees for automatic investment and other cash management services provided in connection with investment in the Funds.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.


                                  (3) Other expenses are restated to reflect current fees. Other expenses are being limited to 0.11%. Total expenses after fee waivers and expense reimbursements for Trust shares is 0.51%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


                                              EXPENSE EXAMPLE


                                                                                 1       3       5      10
                                                                               YEAR   YEARS   YEARS   YEARS
                                                     TRUST SHARES              $77    $240    $417    $930



   As an investor in the
   Tax-Exempt Money Market Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

[ICON]
          ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   CAPITAL APPRECIATION FUNDS
   BALANCED FUND -- The Fund will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments.

   As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities. Fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities. The Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") at the time of purchase, or if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. If the rating of any debt securities held by the Fund falls below the third highest rating the Fund will not have to dispose of those obligations and may continue to hold them if the portfolio manager considers it to be appropriate.


   GROWTH FUND -- The Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may also invest up to 35% of the value of its assets in preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.


   ENHANCED MARKET FUND -- The Fund will normally invest at least 80% of its total assets in equity securities drawn from the S&P 500 Index. The Fund may invest up to 20% of its total assets in equity securities not held in the S&P 500, corporate bonds, notes, and warrants, and short-term money market instruments. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market.


   VALUE FUND -- The Fund will normally invest at least 80% of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.


   EQUITY INCOME FUND -- The Fund will normally invest at least 65% of its total assets in income producing equity securities such as common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and short-term money market instruments or conducting substantial business.

   REGIONAL EQUITY FUND -- The Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks of companies headquartered in the Southern Region. The Fund may also invest up to 35% of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.

   SELECT EQUITY FUND -- The Fund will normally invest at least 65% of its assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalization greater than $2 billion at the time of purchase. The Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations less than $2 billion, preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market.

   SMALL CAP FUND -- The Fund will normally invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalization that are equivalent to the capitalization of the companies in the Russell 2000(R) Growth Index at the time of purchase. The Fund may invest up to 20% of the value of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of greater than $2 billion determined at the time of the purchase, preferred stocks, corporate bonds, notes, and warrants, and short-term money market instruments.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   ALL FUNDS: Temporary Defensive Measures -- If deemed appropriate under the circumstances, the Growth Fund, Equity Income Fund, Regional Equity Fund and Select Equity Fund may each increase its holdings in short-term money market instruments to over 35% of its total assets. Similarly, the Enhanced Market Fund, Value Fund and Small Cap Fund may each increase its holdings in short-term money market instruments to over 20% of its total assets. Each Capital Appreciation Fund may hold uninvested cash pending investment.


   INCOME FUNDS

   BOND FUND -- The Fund will invest at least 65% of its total assets in bonds (including debentures). For temporary defensive purposes, the Fund may hold more than 35% of its total assets in cash and cash equivalents. "Cash equivalents" are short-term, interest-bearing instruments or deposits known as money market instruments.

   GOVERNMENT INCOME FUND -- The Fund invests at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities. Up to 35% of the Fund's total assets may be invested in other types of debt securities, preferred stocks and options. Under normal market conditions, the Fund will invest up to 80% of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and in mortgage-related securities issued by nongovernmental entities which are rated, at the time of purchase, in one of the three highest rating categories by an NRSRO or, if unrated, determined by its portfolio manager to be of comparable quality.


   LIMITED TERM BOND FUND -- The Fund will normally invest at least 65% of its total assets in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of five years or less or which have an unconditional redemption feature that will permit the Fund to require the issuer of the security to redeem the security within five years from the date of purchase by the Fund or for which the Fund has acquired an unconditional "put" to sell the security within five years from the date of purchase by the Fund. The remainder of the Fund's assets may be invested in bonds (including debentures), notes and other debt securities which have a stated or remaining maturity of greater than five years, cash, cash equivalents, and money-market instruments. For temporary defensive purposes, the Fund may invest more than 35% of its total assets in cash, cash equivalents and corporate bonds with remaining maturities of less than 1 year.


   If the Fund acquires a debt security with a stated or remaining maturity in excess of five years, the Fund may acquire a "put" with respect to the security. Under a "put", the Fund would have the right to sell the debt security within a specified period of time at a specified minimum price. The Fund will only acquire puts from dealers, banks and broker-dealers which the Advisor has determined are creditworthy. A put will be sold, transferred, or assigned by the Fund only with the underlying debt security. The Fund will acquire puts solely to shorten the maturity of the underlying debt security.


   FLORIDA TAX-EXEMPT FUND -- As a fundamental policy, the Fund will normally invest least at 80% of its net assets in Florida Municipal Securities. Florida municipal securities include bonds, notes and warrants generally issued by or on behalf of the State of Florida and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from federal income tax, is not subject to the federal alternative minimum tax for individuals, and is exempt from the Florida intangible personal property tax.


   Under normal market conditions, the Fund may invest up to 20% of net assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). For purposes of the 20% basket the Fund may also invest in municipal securities of states other than Florida.

   For temporary defensive purposes, the Fund may increase its holdings in Taxable Obligations to over 20% of its net assets and hold uninvested cash reserves pending investment. The Fund may also increase its holdings in municipal securities of states other than Florida to over 20% of its net assets in such situations. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Funds' quality standards (as described in the SAI) for tax-exempt commercial paper.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   The Florida Fund is a non-diversified fund and may concentrate its investments in the securities of a limited number of issuers. Thus, the Florida Fund generally may invest up to 25% of its total assets in the securities of each of any two issuers.

   MUNICIPAL BOND FUND -- As a fundamental policy, the Fund will normally invest at least 80% of its net assets in Municipal Securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. Additionally, as a fundamental policy, the Fund will invest, under normal market conditions, at least 65% of the its total assets in bonds.

   Under normal market conditions, the Fund may invest up to 20% of net assets in obligations, the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in Taxable Obligations to over 20% of its net assets and hold uninvested cash reserves pending investment. Taxable obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, demand and time deposits, bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Funds' quality standards (as described in the SAI) for tax-exempt commercial paper.

   The Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals.

   MONEY MARKET FUNDS


   TAX-EXEMPT MONEY MARKET FUND -- As a fundamental policy, under normal market conditions at least 80% of the Fund's total assets will be invested in municipal securities and in securities of money market mutual funds which invest primarily in obligations exempt from federal income tax. It is also a fundamental policy that the Fund may invest up to 20% of its total assets in obligations, the interest on which is either subject to regular federal income tax or treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Taxable Obligations"). For temporary defensive purposes, however, the Fund may increase its short-term Taxable Obligations to over 20% of its total assets and hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper.


   The Fund will invest only in those municipal securities and other obligations which are considered by the portfolio manager to present minimal credit risks. In addition, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO in the case of single-rated securities or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   INVESTMENT PRACTICES
   The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.


                                               FUND NAME                            FUND CODE
                                               ---------                            ---------
                        Balanced Fund                                                 1
                        Growth Fund                                                   2
                        Enhanced Market Fund                                          3
                        Value Fund                                                    4
                        Equity Income Fund                                            5
                        Regional Equity Fund                                          6
                        Select Equity Fund                                            7
                        Small Cap Fund                                                8
                        Bond Fund                                                     9
                        Government Income Fund                                        10
                        Limited Term Bond Fund                                        11
                        Florida Tax-Exempt Fund                                       12
                        Municipal Bond Fund                                           13
                        Prime Money Market Fund                                       14
                        U.S. Treasury Money Market Fund                               15
                        Tax-Exempt Money Market Fund                                  16


                             INSTRUMENT                                CODE TYPE         RISK TYPE
                             ----------                                ---------         ---------
    AMERICAN DEPOSITARY RECEIPTS (ADRS): ADRs are foreign shares          1-8            Market
    of a company held by a U.S. bank that issues a receipt                               Political
    evidencing ownership. Dividends are paid in U.S. dollars.                            Foreign Investment
    ASSET-BACKED SECURITIES: Securities secured by company               9,14            Pre-payment
    receivables, home equity loans, truck and auto loans,                                Market
    leases, credit card receivables and other securities backed                          Credit
    by other types of receivables or other assets.                                       Interest Rate
                                                                                         Regulatory
                                                                                         Liquidity
    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn     2,4,6,9,14,16       Credit
    on and accepted by a commercial bank. Maturities are                                 Liquidity
    generally six months or less.                                                        Market
                                                                                         Interest Rate
    BONDS: Interest-bearing or discounted government or                 1, 9-13          Interest Rate
    corporate securities that obligate the issuer to pay the                             Market
    bondholder a specified sum of money, usually at specific                             Credit
    intervals, and to repay the principal amount of the loan at maturity. The Funds will only purchase bonds that are high grade (rated at the time of purchase in one of the three
    highest rating categories by a nationally recognized
    statistical rating organizations, or, if not rated,
    determined to be of comparable quality by the Adviser.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                             INSTRUMENT                                CODE TYPE         RISK TYPE
                             ----------                                ---------         ---------
    CALL AND PUT OPTIONS: A call option gives the buyer the            1,3,5,7,9         Management
    right to buy, and obligates the seller of the option to                              Liquidity
    sell, a security at a specified price. A put option gives                            Credit
    the buyer the right to sell, and obligates the seller of the                         Market
    option to buy a security at a specified price. The Funds                             Leverage
    will sell only covered call and secured put options.
    CERTIFICATES OF DEPOSIT: Negotiable instruments with a           2,9,12,14,16        Market
    stated maturity.                                                                     Credit
                                                                                         Liquidity
                                                                                         Interest Rate
    COMMERCIAL PAPER: Secured and unsecured short-term                  1-14,16          Credit
    promissory notes issued by corporations and other entities.                          Liquidity
    Maturities generally vary from a few days to nine months.                            Market
                                                                                         Interest Rate
    COMMON STOCK: Shares of ownership of a company.                       1-8            Market
    CONVERTIBLE SECURITIES: Bonds or preferred stock that                 1-8            Market
    convert to common stock.                                                             Credit
    DEMAND FEATURES: Securities that are subject to puts and          1,2,9-14,16        Market
    standby commitments to purchase the securities at a fixed                            Liquidity
    price (usually with accrued interest) within a fixed period                          Management
    of time following demand by a Fund.
    DERIVATIVES: Instruments whose value is derived from an             1-14,16          Management
    underlying contract, index or security, or any combination                           Market
    thereof, including futures, options (e.g., put and calls),                           Credit
    options on futures, swap agreements, and some                                        Interest Rate
    mortgage-backed securities.                                                          Liquidity
                                                                                         Leverage
    FOREIGN SECURITIES: Stocks issued by foreign companies, as          1-8,11           Market
    well as commercial paper of foreign issuers and obligations                          Political
    of foreign banks, overseas branches of U.S. banks and                                Liquidity
    supranational entities.                                                              Foreign Investment
    FUTURES AND RELATED OPTIONS: A contract providing for the          3,7,9,11          Management
    future sale and purchase of a specified amount of a                                  Market
    specified security, class of securities, or an index at a                            Credit
    specified time in the future and at a specified price.                               Liquidity
                                                                                         Leverage
    FUNDING AGREEMENTS: Also known as guaranteed investment               14             Liquidity
    contracts, an agreement where a Fund invests an amount of                            Credit
    cash Credit with an insurance company and the insurance                              Market
    company credits such investment on a monthly basis with                              Interest Rate
    guaranteed interest which is based on an index. These
    agreements provide that the guaranteed interest will not be less than a certain minimum rate. These agreements also
    provide for adjustment of the interest rate monthly and are considered variable rate instruments. Funding Agreements are considered illiquid investments, and, together with other
    instruments in the Fund which are not readily marketable,
    may not exceed 10% of the Fund's net assets.

    HIGH-YIELD/HIGH-RISK/DEBT SECURITIES:                                  5             Credit
    High-yield/High-risk/debt securities are securities that are                         Market
    rated below investment grade by the primary rating agencies                          Liquidity
    (e.g., BB or lower by Standard & Poor's and Ba or lower by                           Interest Rate
    Moody's). These securities are considered speculative and
    involve greater risk of loss than investment grade debt
    securities. Other terms commonly used to describe such
    securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                             INSTRUMENT                                CODE TYPE         RISK TYPE
                             ----------                                ---------         ---------
    INVESTMENT COMPANY SECURITIES: Shares of other investment            1-16            Market
    companies. A Fund may invest up to 5% of its assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one registered
    investment company or invest more than 10% of its assets in the securities of other registered investment companies.
    These registered investment companies may include money
    market funds of AmSouth Funds and shares of other registered investment companies for which the Adviser or a Sub-Adviser to a Fund or any of their affiliates serves as investment
    adviser, administrator or distributor. The Money Market
    Funds may only invest in shares of other investment
    companies with similar objectives.
    MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                    1-14,16          Market
    dollar-denominated debt securities that have remaining                               Credit
    maturities of one year or less. These Securities may include
    U.S. government obligations, Commercial paper and other
    short-term corporate Obligations, repurchase agreements
    collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial
    Institution obligations. These securities may carry fixed or variable interest rates.
    MORTGAGE-BACKED SECURITIES: Debt obligations secured by real       1,9,10,14         Pre-payment
    estate loans and pools of loans. These include                                       Market
    collateralized mortgage obligations and real estate mortgage                         Credit
    investment conduits.                                                                 Regulatory
    MUNICIPAL SECURITIES: Securities issued by a state or              12,13,16          Market
    political subdivision to obtain funds for various public                             Credit
    purposes. Municipal securities include private activity                              Political
    bonds and industrial development bonds, as well as general                           Tax
    obligation bonds, tax anticipation notes, bond anticipation                          Regulatory
    notes, revenue anticipation notes, project notes, other                              Interest Rate
    short-term tax-exempt obligations, municipal leases, and
    Obligations of municipal housing authorities (single Family revenue bonds).
    There are two general types of municipal bonds:
    General-obligation bonds, which are secured by the taxing
    power of the issuer and revenue bonds, which take many
    shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited, to certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community
    facilities district (Mello-Roos) issues which are secured by specific real estate parcels; hospital revenue; and
    industrial development bonds that are secured by a private company.
    PREFERRED STOCKS: Preferred Stocks are equity securities              1-8            Market
    that generally pay dividends at a specified rate and have
    preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
    REPURCHASE AGREEMENTS: The purchase of a security and the          1-9,14,16         Market
    simultaneous commitment to return the security to the seller                         Leverage
    at an agreed upon price on an agreed upon date. This is
    treated as a loan by a fund.
    REVERSE REPURCHASE AGREEMENT: The sale of a security and the    2,3,7,8,9,14-16      Market
    simultaneous commitment to buy the security back at an                               Leverage
    agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
    SECURITIES LENDING: The lending of up to 33 1/3% of the             1-14,16          Market
    Fund's total assets. In return the Fund will receive cash,                           Leverage
    other securities, and/or letters of credit.                                          Liquidity
                                                                                         Credit

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                             INSTRUMENT                                CODE TYPE         RISK TYPE
                             ----------                                ---------         ---------
    TIME DEPOSITS: Non-negotiable receipts issued by a bank in         12-14,16          Liquidity
    exchange for the deposit of funds.                                                   Credit
                                                                                         Market
    TREASURY RECEIPTS: Treasury receipts, Treasury investment           9-14,16          Market
    growth receipts, and certificates of accrual of Treasury
    securities.
    U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by           1-3,7-14,16        Market
    agencies and instrumentalities of the U.S. government. These                         Credit
    include Ginnie Mae, Fannie Mae, and Freddie Mac.                                     Interest Rate
    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately         1-3,7-16          Market
    traded registered interest and principal securities, and
    coupons under bank entry safekeeping.
    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes          14,16           Credit
    that permit the indebtedness to vary and provide Liquidity                           Liquidity
    for periodic adjustments in the interest rate according to                           Interest Rate
    the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of
    principal and accrued interest at specified intervals.
    VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with           2,9,14,16         Credit
    interest rates which are reset daily, weekly, quarterly or                           Liquidity
    some other period and which may be payable to the Fund on                            Market
    demand.                                                                              Interest Rate
    WARRANTS: Securities, typically issued with preferred stock           1-8            Market
    or bonds, that give the holder the right to buy a                                    Credit
    proportionate amount of common stock at a specified price.
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or         1-14,16          Market
    contract to purchase securities at a fixed price for                                 Leverage
    delivery at a future date.                                                           Liquidity
                                                                                         Credit
    ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay         1-14,16          Credit
    no interest, but are issued at a discount from their value                           Interest Rate
    at maturity. When held to maturity, their entire return                              Market
    equals the difference between their issue price and their
    maturity value.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   INVESTMENT RISKS
   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.


   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.


   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.


   YEAR 2000 RISK. AmSouth Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, AmSouth Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. AmSouth Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to AmSouth Funds. While it is likely that such assurances will be obtained, AmSouth Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which AmSouth Funds does business.

          FUND MANAGEMENT

   THE INVESTMENT ADVISER
   AmSouth Bank, (AmSouth or the "Adviser"), is the adviser for the Funds. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of September 30, 1999 of $20 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of July 31, 1999, AmSouth and its affiliates had over $8 billion in assets under discretionary management and provided custody services for an additional $21 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

   Through its portfolio management team, AmSouth makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, the Funds paid as follows during their fiscal year ended:


                                                        PERCENTAGE OF
                                                     AVERAGE NET ASSETS
                                                       AS OF 07/31/99
                                               -----------------
     Balanced Fund                                         0.80%
                                               ------------------------------
     Growth Fund                                           0.80%
                                               ------------------------------
     Enhanced Market Fund                                  0.45%
                                               ------------------------------
     Value Fund                                            0.80%
                                               ------------------------------
     Equity Income Fund                                    0.80%
                                               ------------------------------
     Regional Equity Fund                                  0.80%
                                               ------------------------------
     Select Equity Fund                                    0.80%
                                               ------------------------------
     Small Cap Fund                                        1.20%
                                               ------------------------------
     Bond Fund                                             0.50%
                                               ------------------------------
     Florida Tax-Exempt Fund                               0.30%
                                               ------------------------------
     Government Income Fund                                0.30%
                                               ------------------------------
     Limited Term Bond Fund                                0.50%
                                               ------------------------------
     Municipal Bond Fund                                   0.40%
                                               ------------------------------
     Prime Money Market Fund                               0.40%
                                               ------------------------------
     U.S. Treasury Money Market Fund                       0.40%
                                               ------------------------------
     Tax-Exempt Money Market Fund                          0.20%
    --------------------------------------------------------------------------


   THE INVESTMENT SUB-ADVISERS


   GROWTH FUND. Peachtree Asset Management ("Peachtree" or "Sub-Advisor") serves as investment sub-advisor to the Growth Fund, pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, Peachtree manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.



   Peachtree is a division of SSB Citi Fund Management LLC, which is an indirect wholly-owned subsidiary of Citigroup, Inc. Peachtree has performed advisory services since 1994 for institutional clients, and has its principal offices at 303 Peachtree Street, N.E., Atlanta, GA 30308. SSB Citi Fund Management LLC and its predecessors have been providing investment advisory services to mutual funds since 1968. As of July 31, 1999, SSB Citi Fund Management LLC had aggregate assets under management of approximately $114 billion.

   FUND MANAGEMENT

   ENHANCED MARKET FUND AND SELECT EQUITY FUND. OakBrook Investments, LLC ("OakBrook") serves as investment sub-adviser to the Enhanced Market Fund and the Select Equity Fund pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, OakBrook manages the Funds, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with each Fund's investment objective, policies, and restrictions.

   OakBrook is 50% owned by AmSouth and 50% owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 135, Lisle, IL 60532.

   The following table sets forth the performance data relating to the historical performance of two institutional funds, the Employee Benefit Plans Large Cap Equity Growth Fund (the "Large Cap Fund") and the Employee Benefit Plans Enhanced S&P 500 Equity Fund (the "Enhanced S&P Fund"), since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund, respectively.

   Dr. Wright, Ms. Sampson, and Dr. Jankovskis are the portfolio managers for the Select Equity Fund, and, as such, have the primary responsibility for the day-to-day portfolio management of the Fund. From November 1, 1993 to February 25, 1998, Dr. Wright was the portfolio manager of the Large Cap Fund, a commingled investment fund managed by ANB Investment Management and Trust Company ("ANB") for employee benefit plan accounts. Dr. Wright received the same portfolio management assistance and support in managing the Large Cap Fund from Ms. Sampson and Dr. Jankovskis that he receives from them in managing the Select Equity Fund. This data is provided to illustrate the past performance of Dr. Neil Wright in managing a substantially similar account as measured against a specified market index and does not represent the performance of the Select Equity Fund. Investors should not consider this performance data as an indication of future performance of the Select Equity Fund.

   Dr. Wright, Ms. Sampson, and Dr. Jankovskis are the portfolio managers for the Enhanced Market Fund, and, as such, have the primary responsibility for the day-to-day portfolio management of the Fund. From December 1, 1994 to February 25, 1998, Dr. Wright, Ms. Sampson, and Dr. Jankovskis were the portfolio managers of the Enhanced S&P Fund, a commingled investment fund managed by ANB for employee benefit plan accounts. This data is provided to illustrate the past performance of Dr. Neil Wright, Ms. Sampson, and Dr. Jankovskis in managing a substantially similar account as measured against a specified market index and does not represent the performance of the Enhanced Market Fund. Investors should not consider this performance data as an indication of future performance of the Enhanced Market Fund.

   The performance data shown below relating to the institutional accounts was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and loses. The returns of the institutional account reflect the deduction of an investment advisory fee of 1.00%, brokerage commissions, execution costs, and custodial fees paid by ANB's institutional private accounts, without provision for federal or state income taxes. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

   The institutional private accounts were not subject to the same types of expenses to which the Select Equity Fund and the Enhanced Market Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the institutional accounts could have been adversely affected if the accounts had been regulated as investment company under the federal securities laws.

   The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

   FUND MANAGEMENT

   The investment results presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Select Equity Fund and the Enhanced Market Fund or an individual investor investing in such Funds. The investment results were not calculated pursuant to the methodology established by the SEC that will be used to calculate the Select Equity Fund's and the Enhanced Market Fund's performance results. Investors should also be aware that the use of a methodology different from that used below to calculate performance would result in different performance data. All information set forth in the table below relies on data supplied by OakBrook or from statistical services, reports or other sources believed by OakBrook to be reliable. However, except as otherwise indicated, such information has not been verified and is unaudited.

                                                                 ENHANCED        S&P 500
    YEAR                                   LARGE CAP FUND        S&P FUND        INDEX(1)
    ----                                 ------------------    ------------    ------------
    1993(2)                                     2.79%                --            0.28%
    1994                                        5.39%                --            1.31%
    1994(3)                                       --               1.28%           1.46%
    1995                                       32.26%             35.99%          37.43%
    1996                                       20.34%             26.36%          23.27%
    1997                                       38.36%             33.50%          33.36%
    1998(4)                                     6.72%              8.63%           8.33%
    Since inception(5)                         24.09%                --           23.47%
    Since inception(6)                            --              32.96%          32.36%

   (1) The S&P 500 Index is an unmanaged index which measures the performance of 500 stocks representative of the U.S. equity market.

   (2) Total return for the period from November 1, 1993 through December 31, 1993. Returns have not been annualized.

   (3) Total return for the period from December 1, 1994 through December 31, 1994. Returns have not been annualized.

   (4) Total return for the period from January 1, 1998, through January 31, 1998. Returns have not been annualized.

   (5) Annualized total return for the Large Cap Fund is for the period from November 1, 1993 through January 31, 1998.

   (6) Annualized total return for the Enhanced S&P Fund is for the period from December 1, 1994 through January 31, 1998.

          HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

   EQUITY INCOME FUND. Rockhaven Asset Management, LLC ("Rockhaven") serves as investment sub-adviser to the Equity Income Fund pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, Rockhaven manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objective, policies, and restrictions.

   Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.

   Mr. Wiles is the portfolio manager of the Equity Income Fund and has primary responsibility for the day-to-day portfolio management of the Fund. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund.

   FUND MANAGEMENT

   The cumulative total return for the Class A Shares of the Federated Equity Income Fund from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's Composite Stock Price Index ("S&P 500 Index") was 135.09%. The cumulative total return for the Class B Shares of the Federated Equity Income Fund from September 27, 1994 (date of initial public offering) through January 31, 1997 was 62.64%, absent the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the S&P 500 Index was 79.69%. At January 31, 1997, the Federated Equity Income Fund had approximately $970 million in net assets. As portfolio manager of the Federated Equity Income Fund, Mr. Wiles had full discretionary authority over the selection of investments for that fund. Average annual total returns for the one-year, three-year, and five-year periods ended January 31, 1997 and for the entire period (during which Mr. Wiles managed the Class A Shares of the Federated Equity Income Fund and for the one-year and since inception period for the Class B Shares of the Federated Equity Income Fund) compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:

   PRIOR PERFORMANCE OF CLASS A SHARES AND CLASS B SHARES OF THE FEDERATED EQUITY INCOME FUND

                                                                                                    LIPPER
                                                         FEDERATED EQUITY         S&P 500        EQUITY INCOME
                                                         INCOME FUND(+*)         INDEX(@)        FUND INDEX(+)
                                                      ----------------------    -----------    -----------------
    CLASS A SHARES
      (absent imposition of sales charge)
    One Year                                                  23.26%               26.34%            19.48%
      Three Years                                             17.03%               20.72%            15.09%
      Five Years                                              16.51%               17.02%            14.73%
      August 1, 1991 through
      January 31, 1997                                        17.25%               16.78%            14.99%
    CLASS A SHARES
      (assuming imposition of the Federated Equity
      Income Fund's maximum sales charge)
      One Year                                                16.48%
      Three Years                                             14.85%
      Five Years                                              15.20%
      August 1, 1991 through January 31, 1997                 16.05%
    CLASS B SHARES
      (absent imposition of contingent deferred
      sales charge)
      One Year                                                22.26%               26.34%            19.48%
      September 27, 1994 through January 31, 1997             23.15%               28.44%            20.65%
    CLASS B SHARES
      (assuming imposition of the Federated Equity
      Income Fund's maximum contingent deferred
      sales charge)
      One Year                                                16.76%
      September 27, 1994 through January 31, 1997             22.79%

   (+) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

   (*) During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Class A Shares (the shares most similar to the Class A Shares of the AmSouth Equity Income Fund) of the Federated Equity Income Fund ranged from 0.95% to 1.05% of the fund's average daily net assets. During the period from September 27, 1994 through January 31, 1997 the operating expense ratio for the Class B Shares of the Federated Equity Income Fund ranged from 1.80% to 1.87% of the fund's average daily net assets. The operating expenses of the Class A Shares and Class B Shares of the Federated Equity Income Fund were lower than the projected operating expenses of the Class A Shares and Class B Shares, respectively, of the AmSouth Equity Income Fund. If the actual operating expenses of the AmSouth Equity Fund are higher than the historical operating expenses of the Federated Equity Income Fund, this could negatively affect performance.

   (@) The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

          HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

   FUND MANAGEMENT

   The Federated Equity Income Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Equity Income Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

   Christopher Wiles was the Federated Equity Income Fund's portfolio manager from August 1, 1991 to January 31, 1997. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997. Mr. Wiles served as Assistant Vice President of the Fund's investment advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.

   SMALL CAP FUND. Sawgrass Asset Management, LLC ("Sawgrass") serves as investment sub-adviser to the Small Cap Fund, pursuant to a Sub-Advisory Agreement with AmSouth. Under the Sub-Advisory Agreement, Sawgrass manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.

   Sawgrass is 50% owned by AmSouth and 50% owned by Sawgrass Asset Management, Inc. Sawgrass Asset Management, Inc. is controlled by Mr. Dean McQuiddy, Mr. Brian Monroe and Mr. Andrew Cantor. Sawgrass was organized in January, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 4337 Pablo Oaks Court, Jacksonville, FL 32224.

   The following tables set forth the performance data relating to the historical performance of an institutional fund (the Employee Benefit Small Capitalization Fund) and a mutual fund (the Emerald Small Capitalization
   Fund), since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the AmSouth Small Cap Fund. Mr. Dean McQuiddy, a Principal of Sawgrass, is the portfolio manager for the Small Cap Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. From January 1, 1987 to December 31, 1997, he was the portfolio manager of the Employee Benefit Small Capitalization Fund, a common trust fund managed by Barnett Bank for employee benefit plan accounts. On January 4, 1994, the Employee Benefits Small Capitalization Fund transferred the majority of its assets to the Emerald Small Capitalization Fund. Mr. McQuiddy was the portfolio manager for the Emerald Small Capitalization Fund from its inception through December 31, 1997. This data is provided to illustrate the past performance of Mr. McQuiddy in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Small Cap Fund. Investors should not consider this performance data as an indication of future performance of the Small Cap Fund.

   The performance data shown below relating to the institutional account was calculated in accordance with required recommended standards of the Association for Investment Management and Research(1) ("AIMR"), retroactively applied to all time periods. The returns of the institutional account were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. The returns of the institutional account reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Barnett's institutional private account, without provision for federal or state income taxes. Custodial fees of the institutional account, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of the institutional fund are calculated by geometrically linking the monthly returns.

   The institutional private account was not subject to the same types of expenses to which the Small Cap Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the institutional account could have been adversely affected if the account had been regulated as investment company under the federal securities laws.

   The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

   The investment results presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Small Cap Fund or an individual investor investing in such Fund. The investment results were not calculated pursuant to the methodology established by the SEC that will be used to calculate the Small Cap Fund's performance results. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

   (1) AIMR is a non-profit membership and education organization with more than 30,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

   FUND MANAGEMENT

   All information set forth in the tables below relies on data supplied by Sawgrass or from statistical services, reports or other sources believed by Sawgrass to be reliable. However, except as otherwise indicated, such information has not been verified and is unaudited.

                                         SAWGRASS SMALL CAP       Russell 2000(R)
    YEAR                                     COMPOSITE            GROWTH INDEX(1)
    ----                               ----------------------    -----------------
    1988                                        11.73%                 20.37%
    1989                                        12.64%                 20.17%
    1990                                       (13.35)%               (17.41)%
    1991                                        56.66%                 51.19%
    1992                                        21.94%                  7.77%
    1993                                        20.99%                 13.36%
    1994                                         0.99%                 (2.43)%
    1995                                        37.79%                 31.04%
    1996                                        11.72%                 11.43%
    1997                                        13.49%                 12.86%
    Last 5 Years(2)                             16.38%                 12.76%
    Last 10 Years(2)                            16.09%                 13.50%

   (1) The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

   (2) Through December 31, 1997.

   PRIOR PERFORMANCE OF RETAIL SHARES AND CLASS B SHARES OF THE EMERALD SMALL CAPITALIZATION FUND

   The cumulative total return for the Retail Shares of the Emerald Small Capitalization Fund from March 1, 1994 through December 31, 1997 was 56.78% absent the imposition of a sales charge and was 49.72% including the imposition of a sales charge. The cumulative total return for the same period for the Russell 2000(R) Growth Index was 57.31%. The cumulative total return for the Class B Shares of the Emerald Small Capitalization Fund from March 1, 1994 through March 11, 1996 was 39.85% absent the imposition of a contingent deferred sales charge and was 34.25% including the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the Russell 2000(R) Growth Index was 29.71%. At December 31, 1997, the Emerald Small Capitalization Fund had approximately $180 million in assets. As portfolio manager of the Emerald Small Capitalization Fund, Mr. McQuiddy had full discretionary authority over the selection of investments for that fund. Average annual total returns for the Retail Shares for the one-year, three-year and since inception through December 31, 1997 period (the entire period during which Mr. McQuiddy managed the Retail Shares of the Emerald Small Capitalization Fund) and for the one-year and since inception through March 11, 1996 period for the Class B Shares, compared with the performance of the Russell 2000(R) Growth Index were:

   FUND MANAGEMENT

                                                        EMERALD SMALL        Russell 2000(R)
                                                        CAPITALIZATION           GROWTH
                                                           FUND(1)              INDEX(2)
                                                      ------------------    -----------------
    RETAIL SHARES
      (absent imposition of sales charge)
    One Year                                                12.62%                12.86%
      Three Years                                           18.39%                18.12%
      Since Inception                                       12.41%                12.55%
    RETAIL SHARES
      (assuming imposition of the Emerald Small
      Capitalization Fund's maximum sales charge)
      One Year                                               7.55%                12.86%
      Three Years                                           16.58%                18.12%
      Since Inception                                       10.17%                12.55%
    CLASS B SHARES
      (absent imposition of sales charge)
      One Year                                               8.02%                12.86%
      Since Inception                                       18.26%                13.89%
    CLASS B SHARES
      (assuming imposition of the Emerald Small
      Capitalization Fund's maximum contingent
      deferred sales charge)
      One Year                                               4.99%                12.86%
      Since Inception                                       15.87%                13.89%

   (1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

   (2) The Russell 2000(R) Growth Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

   During the period from March 1, 1994 through December 31, 1997, the operating expense ratio of the Retail Shares (the shares most similar to the Class A Shares of the AmSouth Small Cap Fund) of the Emerald Small Capitalization Fund ranged from 1.73% to 2.50% of the Fund's average daily net assets. During the period from March 1, 1994 through March 11, 1996, the operating expense ratio of the Class B Shares (the shares most similar to the Class B Shares of the AmSouth Small Cap Fund) of the Emerald Small Capitalization Fund ranged from 2.50% to 3.29% of the Fund's average daily net assets. If the actual operating expenses of the AmSouth Small Cap Fund are higher than the historical operating expenses of the Emerald Small Capitalization Fund, this could negatively affect performance.

          HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

   The Emerald Small Capitalization Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Small Cap Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as change in company-specific fundamentals of portfolio securities.

   PORTFOLIO MANAGERS

   The primary portfolio manager for each Fund is as follows:


   BALANCED FUND, VALUE FUND, AND REGIONAL EQUITY FUND -- Pedro Verdu, CFA, has been the portfolio manager for the Value Fund, Regional Equity Fund and Balanced Fund since their inception. Mr. Verdu has twenty-nine years of experience as an analyst and portfolio manager; he is currently Senior Vice President and Trust Investment Officer in charge of equity investments at AmSouth.



   GROWTH FUND -- Dennis A. Johnson, CFA, has been the portfolio manager for the Growth Fund since its inception. Mr. Johnson, who has been employed by Peachtree since 1994, is President and Chief Investment Officer of Peachtree. From 1989 to 1994, Mr. Johnson was Vice President and Portfolio Manager at Trusco Capital, the investment management subsidiary of Trust Company Bank, Atlanta, Georgia.

   FUND MANAGEMENT

   EQUITY INCOME FUND -- Christopher H. Wiles has been the portfolio manager for the Equity Income Fund since its inception. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October 1996 to January 31, 1997.

   SMALL CAP FUND -- Mr. Dean McQuiddy, CFA, has been the portfolio manager for the Small Cap Fund since its inception. Mr. McQuiddy, who has been employed by Sawgrass since 1998, is a Principal and the Director of Equity Investing of Sawgrass. From 1983 to 1988, Mr. McQuiddy was portfolio manager at Barnett Capital Advisors, Inc. Mr. McQuiddy holds membership in the Association of Management and Research. He has 17 years of investment experience.

   SELECT EQUITY FUND AND ENHANCED MARKET FUND -- The Select Equity Fund and Enhanced Market Fund are managed by a team of investment professionals, all of whom take an active part in the decision making process. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the team members and have been the portfolio managers of the Enhanced Market Fund and Select Equity Fund since their inception. Each of the portfolio managers has been with OakBrook since 1998. Dr. Wright is OakBrook's President and Chief Investment Officer. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). Ms. Sampson is OakBrook's Director of Portfolio Management. From 1993 to 1997, she was Senior Portfolio Manager for ANB. Dr. Jankovskis is OakBrook's Director of Research. From 1992 to 1996, he was an Investment Strategist for ANB and from 1996 to 1997 he was the Manager of Research for ANB.

   BOND FUND -- The Bond Fund is co-managed by Brian B. Sullivan, CFA, and John
   P. Boston, CFA. Mr. Sullivan has been the portfolio manager for the Bond Fund since 1992. Mr. Sullivan has been a portfolio manager at the Advisor since 1984, and is currently Senior Vice President and Senior Trust Investment Officer at AmSouth. Mr. Boston has co-managed the Bond Fund with Mr. Sullivan since 1999. Mr. Boston has been associated with AmSouth's Trust Investment Group for over five years and is currently Senior Vice President and Trust Investment Officer in charge of taxable fixed-income investments.


   FLORIDA TAX-EXEMPT FUND -- Steven L. Cass is the portfolio manager for the Florida Tax-Exempt Fund. Mr. Cass has been associated with AmSouth's Trust Investment Group since October 1995 and is currently Assistant Vice President and Trust Investment Officer. Prior to joining AmSouth, Mr. Cass was a registered representative and insurance agent employed by First of America Securities.



   GOVERNMENT INCOME FUND AND LIMITED TERM BOND FUND -- John P. Boston, CFA, has been the portfolio manager for the Limited Term Bond Fund since August 1995, and of the Government Income Fund since inception. Mr. Boston has been associated with AmSouth's Trust Investment Group for over five years and is currently Senior Vice President and Trust Investment Officer in charge of taxable fixed-income investments.


   MUNICIPAL BOND FUND -- Dorothy E. Thomas, CFA, is the portfolio manager for the Municipal Bond Fund. Ms. Thomas has been associated with AmSouth's Trust Investment Group for over sixteen years and is currently Senior Vice President and Trust Investment Officer in charge of tax-free fixed-income investments.

   THE DISTRIBUTOR AND ADMINISTRATOR


   ASO Services Company ("ASC"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. Management and administrative services of ASC include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services. ASC is a wholly owned subsidiary of BISYS Fund Services ("BISYS").



   BISYS, whose address is also 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the distributor of each Fund's shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


   The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

[ICON]

          SHAREHOLDER INFORMATION

   CHOOSING A SHARE CLASS


   AmSouth Funds offers different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Trust Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of the Trust
   Shares:


   TRUST SHARES

   - No sales charges.

   - No Distribution and service (12b-1) fees.

   - Available only to the following investors:

     - investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department;

     - investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares;

     - orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies;

     - investors who purchase through financial institutions approved by the Distributor; and

     - investors who provide an AmSouth Fund with its initial seed capital. All other investors are eligible to purchase Class A Shares or Class B Shares only.

   For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

   The Funds also offer Class A Shares and Class B Shares, each of which has its own expense structure. Class A Shares and Class B Shares are available to investors who are not fiduciary clients of AmSouth Bank and who are not otherwise eligible for Trust Shares. Call the Distributor for more information (see back cover of this prospectus).

   SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES
   -------------------------------
   HOW NAV IS CALCULATED

   The NAV is calculated by adding
   the total value of the Fund's
   investments and other assets,
   subtracting its liabilities and
   then dividing that figure by
   the number of outstanding
   shares of the Fund:

                NAV =
     Total Assets - Liabilities

   -------------------------------
          Number of Shares
             Outstanding
   Generally, for other than the
   Money Market Funds, you can
   find the Fund's NAV daily in
   The Wall Street Journal and
   other newspapers. NAV is
   calculated separately for each
   class of shares.

   -------------------------------
                                      MONEY MARKET FUNDS

                                      Per share net asset value (NAV) for each Fund is determined and its shares are priced twice a day. The NAV for the Prime Money Market Fund and the U.S. Treasury Money Market Fund is determined at 1:00 p.m. Eastern time and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange and the Federal Reserve Bank of Atlanta are open. The NAV for the Tax-Exempt Money Market Fund is determined at 12:00 p.m. Eastern time and at the close of regular trading on the New York State Exchange.

                                      Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price.
                                      Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.
                                      OTHER FUNDS
                                      Per share net asset value (NAV) for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange and the Federal Reserve Bank of Atlanta are open.
                                      Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price.
                                      The Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by the Fund's Trustees. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES


                                                                                             MINIMUM INITIAL        MINIMUM
                                                                         ACCOUNT TYPE          INVESTMENT          SUBSEQUENT
                                                                   Trust
                                                                   ----------------------------------------------------------
                                                                   Regular                            $1,000               $0
                                                                   ----------------------------------------------------------
                                                                   Retirement                           $250              $50


                                        All purchases must be in U.S. dollars. A
                                        fee will be charged for any checks that
                                        do not clear. Third-party checks are not
                                        accepted.
                                        A Fund may waive its minimum purchase
                                        requirement. The Distributor may reject
                                        a purchase order if it considers it in
                                        the best interest of the Fund and its
                                        shareholders.
                                        ----------------------------------------
                                        AVOID 31% TAX WITHHOLDING
                                        Each Fund is required to withhold 31%
                                        of taxable dividends, capital gains
                                        distributions and redemptions paid to
                                        shareholders who have not provided the
                                        Fund with their certified taxpayer
                                        identification number in compliance
                                        with IRS rules. To avoid this, make
                                        sure you provide your correct Tax
                                        Identification Number (Social Security
                                        Number for most investors) on your
                                        account application.
                                        ---------------------------------------

   You may purchase Funds through
   the Distributor or through banks,
   brokers and other investment
   representatives, which may charge
   additional fees and may require
   higher minimum investments or
   impose other limitations on
   buying and selling shares.
   Additionally, banks, brokers and
   other financial institutions and
   representatives may use shares of
   the Money Market Funds in "sweep"
   programs whereby the accounts of
   a participating customer of the
   financial institution or
   representative is automatically
   "swept" into shares of one of the
   Money Market Funds. If you
   purchase shares through an
   investment representative, that
   party is responsible for
   transmitting orders by close of
   business and may have an earlier
   cut-off time for purchase and
   sale requests. Consult your
   investment representative or
   institution for specific
   information.

   INSTRUCTIONS FOR OPENING OR
   ADDING TO AN ACCOUNT

   You may purchase Trust Shares by
   following the procedures
   established by the Distributor in
   connection with the requirements
   of qualified accounts maintained
   by AmSouth Bank or other
   financial institutions approved
   by the Distributor. These
   procedures may include sweep
   arrangements where an account is
   "swept" automatically no less
   frequently than weekly into Trust
   Shares of a Money Market Fund.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends are usually paid monthly. Capital gains are distributed at least annually.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.
   -----------------------------------------------------------------------------
                                        DIRECTED DIVIDEND OPTION

                                        By selecting the appropriate box in
                                        the Account Application, you can
                                        elect to receive your distributions
                                        in cash (check) or have distributions
                                        (capital gains and dividends)
                                        reinvested in another AmSouth Fund
                                        without a sales charge. You must
                                        maintain the minimum balance in each
                                        Fund into which you plan to reinvest
                                        dividends or the reinvestment will be
                                        suspended and your dividends paid to
                                        you. The Fund may modify or terminate
                                        this reinvestment option without
                                        notice. You can change or terminate
                                        your participation in the
                                        reinvestment option at any time.

   SHAREHOLDER INFORMATION

   SELLING YOUR SHARES
   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received by
   the Fund, its transfer agent,
   or your investment
   representative. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares below."

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

   Call 1-800-451-8382 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below)

   BY MAIL

     1. Call 1-800-451-8382 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature


     2. Mail to: AmSouth Funds P.O. Box 182733 Columbus, OH 43218-2733


   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1. See instruction 1 above.

     2. Send to: AmSouth Funds, c/o BISYS Fund Services Attn: T.A. Operations, 3435 Stelzer Road Columbus, OH 43219


                                  WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
                                  As a mutual fund shareholder, you are
                                  technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares. INSTRUCTIONS FOR SELLING SHARES
                                  If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   SHAREHOLDER INFORMATION

   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request.
   Note: Your financial institution may also charge a separate fee.

   Call 1-800-451-8382 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Note: Your bank may charge for this service.

   Call 1-800-451-8382 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   REDEMPTION BY CHECK WRITING


   PRIME MONEY MARKET FUND ONLY



   You may write checks in amounts of $1,000 or more on your account in the Prime Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance in the Prime Money Market Fund of $1,000 and you may not close your Fund account by writing a check.

   SHAREHOLDER INFORMATION

   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN
   WRITING REQUIRED

   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or
     - The check is not being made payable to the owner of the account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $250, the Fund may ask you to increase your balance. If it is still below $250 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

   SHAREHOLDER INFORMATION

   EXCHANGING YOUR SHARES

   You can exchange your Trust
   shares in one Fund for Trust
   shares of another AmSouth Fund
   provided that you are eligible on
   the date of the exchange to
   purchase Trust shares. You must
   meet the minimum investment
   requirements for the Fund into
   which you are exchanging.
   Exchanges from one Fund to
   another are taxable. Trust Shares
   may also be exchanged for Class A
   Shares of another Fund if you are
   no longer eligible to purchase
   Trust Shares. Please consult the
   Trust Share prospectus for more
   information. No transaction fees
   are currently charged for
   exchanges.


   NOTES ON EXCHANGES
     - When exchanging Trust Shares of a Fund for Class A Shares of a Fund, you will be exempt from any applicable sales charge.
     - The registration and tax identification numbers of the two accounts must be identical.
     - The Exchange Privilege may be changed or eliminated at any time upon a 60-day notice to shareholders.
     - Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.
                                     INSTRUCTIONS FOR EXCHANGING SHARES

                                     Exchanges may be made by sending a written request to AmSouth Funds, P.O. Box 182733, Columbus OH 43218-2733, or by calling 1-800-451-8382. Please provide the following information:

                                       - Your name and telephone number
                                       - The exact name on your account and
                                         account number
                                       - Taxpayer identification number (usually
                                         your Social Security number)
                                       - Dollar value or number of shares to be
                                         exchanged
                                       - The name of the Fund from which the
                                         exchange is to be made
                                       - The name of the Fund into which the
                                         exchange is being made
                                     See "Selling your Shares" for important
                                     information about telephone transactions.
                                     To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to four exchanges from a Fund during a calendar year.

   SHAREHOLDER INFORMATION

   DIVIDENDS, DISTRIBUTIONS AND TAXES
   PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

   Each Fund distributes any net investment income monthly and any net realized capital gains at least once a year. All distributions will be automatically reinvested in additional Fund Shares unless you request to receive all distributions in cash.

   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


   For the Florida Tax-Exempt Fund, Municipal Bond Fund, and Tax-Exempt Money Market Fund, the income dividends that you receive are expected to be exempt from federal income taxes and, in the case of the Florida Tax-Exempt Fund, Florida intangible taxes. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Florida Tax-Exempt Fund, Municipal Bond Fund, or Tax-Exempt Money Market Fund may have on the federal taxation of your benefits. In addition, an investment in the Florida Tax-Exempt Fund, Municipal Bond Fund, or Tax-Exempt Money Market Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.


   A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

   Any gain resulting from the sale or exchange of your Fund Shares (even if the income from which is tax exempt) will generally be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.


   AmSouth Funds will send you a statement each year showing the tax status of all your distributions.



   - For each Fund, other than the Florida Tax-Exempt Fund, Municipal Bond Fund, and Tax-Exempt Money Market Fund, the dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. For the Florida Tax-Exempt Fund, Municipal Bond Fund, and Tax-Exempt Money Market Fund, any short-term capital gains that you receive are taxable to you as ordinary dividend income for Federal income tax purposes.


   - Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains for tax purposes, no matter how long you've owned shares in the Fund.

   - Generally, the Fund's advisers do not consider taxes when deciding to buy or sell securities. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

   - If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)

   MORE INFORMATION ABOUT TAXES IS IN OUR STATEMENT OF ADDITIONAL INFORMATION.

[ICON]

          OTHER INFORMATION ABOUT THE FUNDS

   FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

   OTHER INFORMATION ABOUT THE FUNDS                        BALANCED FUND

   FINANCIAL HIGHLIGHTS


                                                                       YEAR ENDED JULY 31,
                                                   ------------------------------------------------------------
                                                     1999        1998          1997         1996        1995
                                                   ---------   ---------     ---------   ---------   ----------
                                                     TRUST     TRUST (a)
                                                   ---------   ---------
    NET ASSET VALUE, BEGINNING OF PERIOD           $   15.18   $   14.77         13.03   $   12.76   $   11.81
    -----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                      0.44        0.41          0.48        0.47        0.47
      Net realized and unrealized gains (losses)
        from investments                                0.95        1.38          2.78        0.58        1.24
    -----------------------------------------------------------------------------------------------------------
        Total from Investment Activities                1.39        1.79          3.26        1.05        1.71
    -----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                            (0.44)      (0.41)        (0.50)      (0.47)      (0.46)
      Net realized gains from investment
        transactions                                   (1.20)      (0.97)        (0.58)      (0.31)      (0.30)
    -----------------------------------------------------------------------------------------------------------
        Total Distributions                            (1.64)      (1.38)        (1.08)      (0.78)      (0.76)
    -----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $   14.93   $   15.18     $   15.21   $   13.03   $   12.76
    -----------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)            9.74%       9.73%(b)     26.42%       8.37%      15.27%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $ 319,016   $ 329,626     $ 372,769   $ 338,425   $ 295,509
      Ratio of expenses to average net assets           1.09%       1.10%(c)      1.05%       0.98%       0.94%
      Ratio of net investment income to average
        net assets                                      2.93%       2.95%(c)      3.49%       3.61%       3.91%
      Ratio of expenses to average net assets*          1.10%       1.10%(c)      1.10%       1.11%       1.12%
      Portfolio Turnover(d)                            23.24%      25.40%        25.00%      20.47%      16.97%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Represents total return based on the activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                              GROWTH FUND

   OTHER INFORMATION ABOUT THE FUNDS       (FORMERLY CAPITAL GROWTH FUND)


   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                              YEAR ENDED               AUGUST 3, 1997
                                                                               JULY 31,                 TO JULY 31,
                                                                                 1999                       1998
                                                                            --------------            ----------------
                                                                                TRUST                   TRUST (a)(e)
                                                                            --------------            ----------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                       $  11.65                   $  9.55
    ------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                                (0.02)                       --
      Net realized and unrealized gains (losses) from
        investments                                                                2.57                      2.10
    ------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                                           2.55                      2.10
    ------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                                          --                        --
      Net realized gains from investment transactions                             (0.09)                       --
    ------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                       (0.09)                       --
    ------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                             $  14.11                   $ 11.65
    ------------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                                      22.05%                    16.50%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                                        $ 18,055                   $ 2,824
      Ratio of expenses to average net assets                                      0.96%                     0.99%(c)
      Ratio of net investment income to average net assets                        (0.28)%                    0.00%(c)
      Ratio of expenses to average net assets*                                     1.47%                     2.05%(c)
      Portfolio Turnover(d)                                                       79.30%                    77.26%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Represents total return based on the activity of A Shares for the period from August 4, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 21.99%.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (e)  Period from commencement of operations.

   OTHER INFORMATION ABOUT THE FUNDS                 ENHANCED MARKET FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                             DECEMBER 11, 1998
                                                                                TO JULY 31,
                                                                                 1999 (a)
                                                                            -------------------
                                                                                   TRUST
                                                                            -------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                         $  12.18
    -------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                                   0.07
      Net realized and unrealized gains (losses) from
        investments                                                                  1.71
    -------------------------------------------------------------------------------------------
        Total from Investment Activities                                             1.78
    -------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                                         (0.07)
      Net realized gains from investment transactions                               (0.03)
    -------------------------------------------------------------------------------------------
        Total Distributions                                                         (0.10)
    -------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                               $  13.86
    -------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                                        14.71%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                                          $ 14,273
      Ratio of expenses to average net assets                                        0.74%(c)
      Ratio of net investment income to average net assets                           0.90%(c)
      Ratio of expenses to average net assets*                                       1.29%(c)
      Portfolio Turnover(d)                                                         36.03%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a)  Period from commencement of operations.

   (b)  Not annualized.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                               VALUE FUND

   OTHER INFORMATION ABOUT THE FUNDS               (FORMERLY EQUITY FUND)


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                       YEAR ENDED JULY 31,
                                                   ------------------------------------------------------------
                                                     TRUST     TRUST (a)       1997        1996         1995
                                                   ---------   ---------     ---------   ---------   ----------
    NET ASSET VALUE, BEGINNING OF PERIOD           $   24.57   $   22.51     $   17.62   $   16.75   $   14.82
    -----------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                      0.26        0.28          0.30        0.33        0.33
      Net realized and unrealized gains (losses)
        from investments                                3.16        3.31          6.77        1.48        2.39
    -----------------------------------------------------------------------------------------------------------
        Total from Investment Activities                3.42        3.59          7.07        1.81        2.72
    -----------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                            (0.25)      (0.28)        (0.30)      (0.33)      (0.32)
      Net realized gains from investment
        transactions                                   (2.47)      (1.25)        (1.04)      (0.61)      (0.47)
    -----------------------------------------------------------------------------------------------------------
        Total Distributions                            (2.72)      (1.53)        (1.34)      (0.94)      (0.79)
    -----------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $   25.27   $   24.57     $   23.35   $   17.62   $   16.75
    -----------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           15.43%      12.46%(b)     42.35%      11.09%      19.27%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $ 960,660   $ 947,575     $ 974,985   $ 374,622   $ 275,757
      Ratio of expenses to average net assets           1.08%       1.09%(c)      1.06%       1.02%       1.03%
      Ratio of net investment income to average
        net assets                                      1.07%       1.26%(c)      1.52%       1.86%       2.17%
      Ratio of expenses to average net assets*          1.09%       1.10%(c)      1.10%       1.11%       1.11%
      Portfolio Turnover(d)                            17.65%      16.95%        24.47%      19.11%      19.46%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Represents total return based on the activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                   EQUITY INCOME FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                     YEAR ENDED      YEAR ENDED     MARCH 20, 1997
                                                      JULY 31,        JULY 31,       TO JULY 31,
                                                        1999            1998           1997 (e)
                                                   --------------   ------------   ----------------
                                                       TRUST         TRUST (a)
                                                   --------------   ------------
    NET ASSET VALUE, BEGINNING OF PERIOD              $  11.89        $ 11.35          $  10.00
    -----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                        0.19           0.25              0.07
      Net realized and unrealized gains (losses)
        from investments                                  1.47           0.95              1.71
    -----------------------------------------------------------------------------------------------
        Total from Investment Activities                  1.66           1.20              1.78
    -----------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                              (0.19)         (0.25)            (0.06)
      Net realized gains from investment
        transactions                                     (0.26)         (0.41)               --
    -----------------------------------------------------------------------------------------------
        Total Distributions                              (0.45)         (0.66)            (0.06)
    -----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                    $  13.10        $ 11.89          $  11.72
    -----------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)             14.43%          7.54%(b)         17.81%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)               $ 10,908        $ 8,087          $ 22,273
      Ratio of expenses to average net assets             1.16%          1.19%(c)          1.30%(c)
      Ratio of net investment income to average
        net assets                                        1.59%          2.34%(c)          2.13%(c)
      Ratio of expenses to average net assets*            1.33%          1.35%(c)          1.51%(c)
      Portfolio Turnover(d)                             133.74%         83.26%            27.38%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b)  Not annualized.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (e)  Period from commencement of operations.

   OTHER INFORMATION ABOUT THE FUNDS                 REGIONAL EQUITY FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                      YEAR ENDED JULY 31,
                                                   ---------------------------------------------------------
                                                     1999         1998         1997        1996       1995
                                                   ---------   -----------   ---------   --------   --------
                                                     TRUST      TRUST (a)
                                                   ---------   -----------
    NET ASSET VALUE, BEGINNING OF PERIOD           $  27.20     $  27.95     $   20.95   $  18.94   $  16.68
    --------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                     0.15         0.13          0.24       0.26       0.23
      Net realized and unrealized gains (losses)
        from investments                              (2.73)        0.17          7.77       2.20       2.26
    --------------------------------------------------------------------------------------------------------
        Total from Investment Activities              (2.58)        0.30          8.01       2.46       2.49
    --------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                           (0.14)       (0.10)        (0.24)     (0.26)     (0.23)
      In excess of net investment income                 --        (0.01)           --         --         --
      Net realized gains from investment
        transactions                                  (1.53)       (0.94)        (0.49)     (0.19)        --
    --------------------------------------------------------------------------------------------------------
        Total Distributions                           (1.67)       (1.05)        (0.73)     (0.45)     (0.23)
    --------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  22.95     $  27.20     $   28.23   $  20.95   $  18.94
    --------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)          (9.57)%      (0.12)%(b)    39.02%     13.10%     15.10%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $ 60,385     $ 94,909     $ 149,838   $ 93,584   $ 68,501
      Ratio of expenses to average net assets          1.13%        1.12%(c)      1.06%      1.05%      1.07%
      Ratio of net investment income to average
        net assets                                     0.63%        0.45%(c)      0.99%      1.30%      1.35%
      Ratio of expenses to average net assets*         1.17%        1.13%(c)      1.10%      1.13%      1.15%
      Portfolio Turnover(d)                           15.60%        8.17%        10.30%      8.22%     14.25%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Represents total return based on the activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 0.87%.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                   SELECT EQUITY FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                             DECEMBER 3, 1998
                                                                               TO JULY 31,
                                                                                 1999 (a)
                                                                            ------------------
                                                                                  TRUST
                                                                            ------------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                         $  11.52
    ------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                                   0.04
      Net realized and unrealized gains (losses) from
        investments                                                                  0.38
    ------------------------------------------------------------------------------------------
        Total from Investment Activities                                             0.42
    ------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                                                         (0.03)
      In excess of net investment income                                            (0.01)
      Net realized gains from investment transactions                               (0.01)
    ------------------------------------------------------------------------------------------
        Total Distributions                                                         (0.05)
    ------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                               $  11.89
    ------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                                         3.63%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                                          $ 10,420
      Ratio of expenses to average net assets                                        0.99%(c)
      Ratio of net investment income to average net assets                           0.65%(c)
      Ratio of expenses to average net assets*                                       1.58%(c)
      Portfolio Turnover(d)                                                          9.72%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a)  Period from commencement of operations.

   (b)  Not annualized.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                       SMALL CAP FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                              YEAR ENDED               MARCH 2, 1998
                                                                               JULY 31,                 TO JULY 31,
                                                                                 1999                    1998 (a)
                                                                            --------------            ---------------
                                                                                TRUST                      TRUST
                                                                            --------------            ---------------
    NET ASSET VALUE, BEGINNING OF PERIOD                                       $   9.15                   $ 10.00
    -----------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                                                (0.03)                    (0.02)
      Net realized and unrealized gains (losses) from
        investments                                                               (0.68)                    (0.83)
    -----------------------------------------------------------------------------------------------------------------
        Total from Investment Activities                                          (0.71)                    (0.85)
    -----------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                             $   8.44                   $  9.15
    -----------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)                                      (7.76)%(c)                (8.48)%(b)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                                        $ 21,777                   $ 5,072
      Ratio of expenses to average net assets                                      1.39%(c)                  1.50%(c)
      Ratio of net investment income to average net assets                        (0.82)%(c)                (0.52)%(c)
      Ratio of expenses to average net assets*                                     2.38%(c)                  3.94%(c)
      Portfolio Turnover(d)                                                      208.13%                    70.64%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a)  Period from commencement of operations.

   (b)  Not annualized.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS                            BOND FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                    YEAR ENDED JULY 31,
                                                   ------------------------------------------------------
                                                     1999       1998        1997       1996       1995
                                                   --------   ---------   --------   --------   ---------
                                                    TRUST     TRUST (a)
                                                   --------   ---------
    NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.05   $  10.72    $  10.54   $  10.83    $ 10.59
    -----------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                     0.61       0.57        0.65       0.65       0.69
      Net realized and unrealized gains (losses)
        from investments                              (0.30)      0.38        0.42      (0.18)      0.28
    -----------------------------------------------------------------------------------------------------
        Total from Investment Activities               0.31       0.95        1.07       0.47       0.97
    -----------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                           (0.60)     (0.59)      (0.69)     (0.65)     (0.69)
      Net realized gains from investment
        transactions                                  (0.13)     (0.03)         --      (0.11)     (0.04)
    -----------------------------------------------------------------------------------------------------
        Total Distributions                           (0.73)     (0.62)      (0.69)     (0.76)     (0.73)
    -----------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                  $ 10.63   $  11.05    $  10.92   $  10.54    $ 10.83
    -----------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           2.68%      7.54%(b)   10.48%      4.40%      9.70%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $380,226   $327,930    $311,881   $132,737    $94,671
      Ratio of expenses to average net assets          0.71%      0.73%(c)    0.75%      0.75%      0.75%
      Ratio of net investment income to average
        net assets                                     5.57%      5.72%(c)    6.10%      6.12%      6.63%
      Ratio of expenses to average net assets*         0.95%      0.97%(c)    0.98%      0.98%      0.98%
      Portfolio Turnover(d)                           18.26%     40.41%      34.62%      9.60%     17.70%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Represents total return based on the activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   OTHER INFORMATION ABOUT THE FUNDS               GOVERNMENT INCOME FUND

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                 YEAR ENDED JULY 31,
                                                   ------------------------------------------------
                                                    1999      1998       1997      1996      1995
                                                   ------   ---------   -------   -------   -------
                                                   TRUST    TRUST (a)
                                                   ------   ---------
    NET ASSET VALUE, BEGINNING OF PERIOD           $ 9.87    $  9.66    $  9.40   $  9.54   $  9.48
    -----------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                   0.54       0.59       0.58      0.66      0.68
      Net realized and unrealized gains (losses)
        from investments                            (0.26)      0.17       0.35     (0.20)     0.08
    -----------------------------------------------------------------------------------------------
        Total from Investment Activities             0.28       0.76       0.93      0.46      0.76
    -----------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                         (0.53)     (0.49)     (0.58)    (0.59)    (0.70)
      In excess of net investment income               --      (0.06)        --     (0.01)       --
    -----------------------------------------------------------------------------------------------
        Total Distributions                         (0.53)     (0.55)     (0.58)    (0.60)    (0.70)
    -----------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $ 9.62    $  9.87    $  9.75   $  9.40   $  9.54
    -----------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)         2.72%      7.58%(b)  10.21%     4.91%     8.43%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $3,150    $ 2,521    $11,622   $15,752   $16,679
      Ratio of expenses to average net assets        0.60%      0.63%(c)   0.69%     0.65%     0.58%
      Ratio of net investment income to average
        net assets                                   5.44%      5.72%(c)   5.98%     6.81%     7.18%
      Ratio of expenses to average net assets*       1.65%      1.80%(c)   1.29%     1.10%     1.19%
      Portfolio Turnover(d)                         26.85%     34.89%      2.96%    78.31%    27.32%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Represents total return based on the activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.

   (c)  Annualized.

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                   LIMITED TERM BOND FUND
   OTHER INFORMATION ABOUT THE FUNDS     (FORMERLY LIMITED MATURITY FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                    YEAR ENDED JULY 31,
                                                   -----------------------------------------------------
                                                     1999        1998         1997      1996      1995
                                                   --------   -----------   --------   -------   -------
                                                    TRUST      TRUST(a)
                                                   --------   -----------
    NET ASSET VALUE, BEGINNING OF PERIOD           $  10.43    $  10.34     $  10.31   $ 10.41   $ 10.23
    ----------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                     0.59        0.55         0.58      0.58      0.58
      Net realized and unrealized gains (losses)
        from investments                              (0.16)       0.10         0.14     (0.10)     0.17
    ----------------------------------------------------------------------------------------------------
        Total from Investment Activities               0.43        0.65         0.72      0.48      0.75
    ----------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                           (0.57)      (0.56)       (0.61)    (0.57)    (0.57)
      Net realized gains from investment
        transactions                                     --          --           --     (0.01)       --
    ----------------------------------------------------------------------------------------------------
        Total Distributions                           (0.57)      (0.56)       (0.61)    (0.58)    (0.57)
    ----------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  10.29    $  10.43     $  10.42   $ 10.31   $ 10.41
    ----------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           4.14%       6.04%(b)     7.25%     4.74%     7.65%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $109,554    $106,953     $138,675   $46,005   $59,798
      Ratio of expenses to average net assets          0.71%       0.73%(c)     0.77%     0.76%     0.80%
      Ratio of net investment income to average
        net assets                                     5.60%       5.70%(c)     5.65%     5.48%     5.69%
      Ratio of expenses to average net assets*         0.98%       0.98%(c)     1.02%     0.99%     1.03%
      Portfolio Turnover(d)                           39.15%      39.31%       64.89%    29.56%    38.11%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares.

   (b) Represents total return based on activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.

   (c)  Annualized

   (d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                  FLORIDA TAX-EXEMPT FUND
   OTHER INFORMATION ABOUT THE FUNDS     (FORMERLY FLORIDA TAX-FREE FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                               Year Ended July 31,                 SEPTEMBER 30, 1994
                                                   --------------------------------------------       TO JULY 31,
                                                     1999        1998         1997       1996           1995 (f)
                                                   --------   -----------   --------   --------    ------------------
                                                    TRUST      TRUST (a)
                                                   --------   -----------
    NET ASSET VALUE, BEGINNING OF PERIOD           $  10.46    $  10.39     $  10.30   $  10.32         $  10.00
    ------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                     0.43        0.41         0.45       0.45             0.34
      Net realized and unrealized gains (losses)
        from investments                              (0.20)       0.14         0.24      (0.01)            0.30
    ------------------------------------------------------------------------------------------------------------------
        Total from Investment Activities               0.23        0.55         0.69       0.44             0.64
    ------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                           (0.41)      (0.41)       (0.48)     (0.45)           (0.32)
      Net realized gains from investment
        transactions                                  (0.06)      (0.07)       (0.01)     (0.01)              --
    ------------------------------------------------------------------------------------------------------------------
        Total Distributions                           (0.47)      (0.48)       (0.49)     (0.46)           (0.32)
    ------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  10.22    $  10.46     $  10.50   $  10.30         $  10.32
    ------------------------------------------------------------------------------------------------------------------
        Total Return (excludes sales charge)           2.16%       4.66%(b)     6.89%      4.24%            6.53%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $ 63,548    $ 55,369     $ 53,688   $ 48,869         $ 48,333
      Ratio of expenses to average net assets          0.49%       0.49%(d)     0.57%      0.59%            0.70%(d)
      Ratio of net investment income to average
        net assets                                     4.10%       4.30%(d)     4.36%      4.33%            4.16%(d)
      Ratio of expenses to average net assets*         1.01%       1.04%(d)     1.06%      1.04%            1.01%(d)
      Portfolio Turnover(e)                           34.33%      29.55%       24.05%     12.21%            2.33%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (b) Represents total return based on the activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Florida Tax-Free Fund Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.

   (c)  Not annualized.

   (d)  Annualized.

   (e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

   (f)  Period from commencement of operations.

   OTHER INFORMATION ABOUT THE FUNDS                  MUNICIPAL BOND FUND



   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                    YEAR ENDED JULY 31,      JULY 1, 1997
                                                   ----------------------     TO JULY 31,
                                                     1999         1998         1997 (a)
                                                   ---------   ----------   ---------------
    NET ASSET VALUE, BEGINNING OF PERIOD           $   10.14   $   10.04       $   10.00
    ---------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income (loss)                      0.42        0.39            0.04
      Net realized and unrealized gains (losses)
        from investments                               (0.18)       0.14            0.15
    ---------------------------------------------------------------------------------------
        Total from Investment Activities                0.24        0.53            0.19
    ---------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                            (0.40)      (0.40)          (0.04)
      Net realized gains from investment
        transactions                                   (0.11)      (0.03)             --
    ---------------------------------------------------------------------------------------
        Total Distributions                            (0.51)      (0.43)          (0.04)
    ---------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $    9.87   $   10.14       $   10.15
    ---------------------------------------------------------------------------------------
        Total Return (excludes sales charge)            2.30%       4.49%(d)        1.86%(c)
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $ 321,293   $ 326,464       $ 337,933
      Ratio of expenses to average net assets           0.61%       0.64%(e)        0.71%(e)
      Ratio of net investment income to average
        net assets                                      4.11%       4.23%(e)        4.31%(e)
      Ratio of expenses to average net assets*          0.95%       0.97%(e)        1.04%(e)
      Portfolio Turnover(f)                            20.74%      28.75%           1.59%

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a)  Period from commencement of operations.

   (b) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as A Shares.

   (c)  Not annualized.

   (d) Represents total return based on the activity of A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Municipal Bond Fund Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.

   (e)  Annualized.

   (f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                  PRIME MONEY MARKET FUND
   OTHER INFORMATION ABOUT THE FUNDS    (FORMERLY PRIME OBLIGATIONS FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                    YEAR ENDED JULY 31,
                                                   -----------------------------------------------------
                                                     1999       1998       1997       1996        1995
                                                   --------   --------   --------   ---------   --------
                                                    TRUST      TRUST      TRUST     TRUST (a)
                                                   --------   --------   --------   ---------
    NET ASSET VALUE, BEGINNING OF PERIOD           $  1.000   $  1.000   $  1.000   $  1.000    $  1.000
    ----------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                           0.045      0.050      0.049      0.050       0.050
    ----------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                          (0.045)    (0.050)    (0.049)    (0.050)     (0.050)
    ----------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  1.000   $  1.000   $  1.000   $  1.000    $  1.000
    ----------------------------------------------------------------------------------------------------
        Total Return                                   4.59%      5.09%      5.00%(e)   5.10%       5.14%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $536,899   $479,974   $416,966   $478,542    $617,673
      Ratio of expenses to average net assets          0.68%      0.69%      0.68%(b)   0.71%       0.69%
      Ratio of net investment income to average
        net assets                                     4.51%      4.98%      4.89%(b)   5.00%       5.04%
      Ratio of expenses to average net assets*         0.69%      0.70%        (c)(b)     (c)         (c)

    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

   (a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Trust Shares, and the Fund commenced offering A Shares.

   (b)  Annualized.

   (c)  There were no waivers during the period.

   (d) Represents total return for the Trust Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the A Shares for the period from April 1, 1996 to July 31, 1996. Total return for the A Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.

                                          U.S. TREASURY MONEY MARKET FUND
   OTHER INFORMATION ABOUT THE FUNDS        (FORMERLY U.S. TREASURY FUND)

   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                    YEAR ENDED JULY 31,
                                                   -----------------------------------------------------
                                                     1999       1998       1997       1996        1995
                                                   --------   --------   --------   ---------   --------
                                                    TRUST      TRUST      TRUST     TRUST (a)
                                                   --------   --------   --------   ---------
    NET ASSET VALUE, BEGINNING OF PERIOD           $  1.000   $  1.000   $  1.000   $  1.000    $  1.000
    ----------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                           0.041      0.047      0.046      0.048       0.048
    ----------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                          (0.041)    (0.047)    (0.046)    (0.048)     (0.048)
    ----------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $  1.000   $  1.000   $  1.000   $  1.000    $  1.000
    ----------------------------------------------------------------------------------------------------
        Total Return                                   4.16%      4.77%      4.70%      4.93%       4.90%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $320,847   $352,055   $309,361   $368,162    $322,939
      Ratio of expenses to average net assets          0.69%      0.70%      0.69%      0.71%       0.70%
      Ratio of net investment income to average
        net assets                                     4.10%      4.67%      4.60%      4.82%       4.81%
      Ratio of expenses to average net assets*         0.70%      0.70%        (a)        (a)         (a)


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


   (a)  There were no waivers during the period.

                                             TAX-EXEMPT MONEY MARKET FUND


   OTHER INFORMATION ABOUT THE FUNDS           (FORMERLY TAX-EXEMPT FUND)


   FINANCIAL HIGHLIGHTS
   CONTINUED


                                                                  YEAR ENDED JULY 31,
                                                   -------------------------------------------------
                                                    1999      1998      1997       1996       1995
                                                   -------   -------   -------   ---------   -------
                                                    TRUST     TRUST     TRUST    TRUST (a)
                                                   -------   -------   -------   ---------
    NET ASSET VALUE, BEGINNING OF PERIOD           $ 1.000   $ 1.000   $ 1.000    $ 1.000    $ 1.000
    ------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES
      Net investment income                          0.027     0.031     0.031      0.031      0.032
    ------------------------------------------------------------------------------------------------
    DISTRIBUTIONS
      Net investment income                         (0.027)   (0.031)   (0.031)    (0.031)    (0.032)
    ------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                 $ 1.000   $ 1.000   $ 1.000    $ 1.000    $ 1.000
    ------------------------------------------------------------------------------------------------
        Total Return                                  2.76%     3.13%     3.15%      3.15%      3.22%
    RATIOS/SUPPLEMENTAL DATA:
      Net Assets at end of period (000)            $73,880   $62,084   $55,429    $43,611    $57,640
      Ratio of expenses to average net assets         0.49%     0.50%     0.52%      0.54%      0.54%
      Ratio of net investment income to average
        net assets                                    2.71%     3.07%     3.10%      3.11%      3.15%
      Ratio of expenses to average net assets*        0.73%     0.73%     0.72%      0.74%      0.74%


    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


   (a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Trust Shares, and the Fund commenced offering A Shares.

AMSOUTH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219







For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Funds, including their operational and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, prospectuses of other members of the AmSouth Funds family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                                       |AMSOUTH FUNDS
                                       |3435 STELZER ROAD
                                       |COLUMBUS, OHIO 43219
                                       |TELEPHONE: 1-800-451-8382
                                       |INTERNET: http://www.amsouthfunds.com
                                        -------------------------------------

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by calling 1-800-SEC-0330.

-    Free from the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5551.                           ASOP120199T

                                 AMSOUTH FUNDS
                                   PROSPECTUS

                        INSTITUTIONAL MONEY MARKET FUNDS

                                DECEMBER 1, 1999



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.










                                                                  [AmSouth Logo]

         AMSOUTH MUTUAL FUNDS                         TABLE OF CONTENTS


                                                      RISK/RETURN SUMMARY AND FUND EXPENSES

                                            [LOGO]
Carefully review this Important                           2  Overview
section, which summarizes each                               INSTITUTIONAL MONEY MARKET FUNDS
Fund's investments, risks, past                           4  Institutional Prime Obligations Money Market Fund
performance, and fees.                                    6  Institutional U.S. Treasury Money Market Fund

                                                      ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                                            [LOGO]
Review this section for                                   8  Applicable to All Funds
information on investment
strategies and this risks.

                                                      FUND MANAGEMENT

                                            [LOGO]
Review this section for details on                       12  The Investment Adviser
the people and organization who                          12  The Distributor and Administrator
oversee the Funds.

                                                      SHAREHOLDER INFORMATION

                                            [LOGO]
Review this section for details on                       13  Choosing a Share Class
how shares are valued, how to                            14  Pricing of Fund Shares
purchase, sell and exchange                              15  Purchasing and Adding to Your Shares
shares, related charges and                              16  Selling Your Shares
payments of dividends and                                17  General Policies on Selling Shares
distributions.                                           18  Exchanging Your Shares
                                                         18  Distribution (12b-1) Fees
                                                         19  Dividends, Distributions and Taxes

                                                      OTHER INFORMATION ABOUT THE FUNDS

                                            [LOGO]
                                                         20  Financial Highlights

 [LOGO]
          RISK/RETURN SUMMARY AND FUND EXPENSES                  OVERVIEW



    THE FUNDS                             AmSouth Funds is a mutual fund family that offers different classes of shares in separate investment portfolios
                                          ("Funds"). The Funds have individual investment goals and
                                          strategies. This prospectus gives you important information about the Class I Shares, Class II Shares and Class III
                                          Shares of the Institutional Money Market Funds that you
                                          should know before investing. Please read this prospectus
                                          and keep it for future reference.
                                          Each of the Funds in this prospectus is a mutual fund. A
                                          mutual fund pools shareholders' money and, using
                                          professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds,
                                          you should know a few general basics about investing in
                                          mutual funds.
                                          The value of your investment in a Fund is based on the
                                          market prices of the securities the Fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular companies or government units. These price movements, also called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.
                                          AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                                          INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                                          DEPOSIT OR AN OBLIGATION OF AMSOUTH BANK, ITS AFFILIATES, OR
                                          ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT
                                          AGENCY.
                                          Each Fund has its own investment goal and strategies for
                                          reaching that goal. However, it cannot be guaranteed that a
                                          Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.
                                          The portfolio manager invests each Fund's assets in a way
                                          that the manager believes will help the Fund achieve its
                                          goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

     RISK/RETURN SUMMARY AND FUND EXPENSES                       OVERVIEW

                          INSTITUTIONAL MONEY MARKET FUNDS

                                          These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt
                                          securities. The Funds seek to maintain a stable price of
                                          $1.00 per share.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                          - seeking preservation of capital
                                          - investing short-term reserves
                                          - willing to accept lower potential returns in exchange for a higher degree of safety
                                          These Funds may not be appropriate if you are:
                                          - seeking high total return
                                          - pursuing a long-term goal or investing for retirement

                                              AMSOUTH INSTITUTIONAL PRIME
   RISK/RETURN SUMMARY AND FUND EXPENSES    OBLIGATIONS MONEY MARKET FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Institutional Prime
                                          Obligations Fund) seeks current income with liquidity and
                                          stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests only in U.S.
                                          dollar-denominated, "high-quality" short-term debt
                                          securities, including the following:
                                          - obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities
                                          - certificates of deposit, time deposits, bankers'
                                            acceptances and other short-term securities issued by
                                            domestic or foreign banks or their subsidiaries or
                                            branches
                                          - domestic and foreign commercial paper and other short-term corporate debt obligations, including those with floating or variable rates of interest
                                          - obligations issued or guaranteed by one or more foreign
                                            governments or their agencies or instrumentalities,
                                            including obligations of supranational entities
                                          - asset-backed securities
                                          - repurchase agreements collateralized by the types of
                                            securities listed above

                                          "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1"
                                          by Moody's Investors Service, Inc.) or one NRSRO if only
                                          rated by one NRSRO or (ii) if unrated, are determined by the portfolio manager to be of comparable quality.

                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.

                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                                          For a more complete description of the securities in which the Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 9 or consult the Statement of
                                          Additional Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:

                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.

                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 9.

                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

                                              AMSOUTH INSTITUTIONAL PRIME
   RISK/RETURN SUMMARY AND FUND EXPENSES    OBLIGATIONS MONEY MARKET FUND


   This section would normally include a bar chart and a table showing how the Institutional Prime Obligations Money Market Fund has performed and how its performance has varied from year to year. Because the Fund has not been in operation for a full calendar year, the bar chart and table are not shown.


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES     CLASS I   CLASS II   CLASS III
                                                     (FEES PAID BY YOU DIRECTLY)(1)       SHARES    SHARES      SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              None      None        None
                                                     Maximum Deferred Sales Charge
                                                     (load)                                 None      None        None
                                                     Redemption Fee(2)                        0%        0%          0%

                                                     ANNUAL FUND OPERATING EXPENSES       CLASS I   CLASS II   CLASS III
                                                     (FEES PAID FROM FUND ASSETS)         SHARES    SHARES      SHARES

                                                     Management Fee(3)                     0.20%     0.20%       0.20%
                                                     Distribution (12b-1) Fee              0.00%     0.25%       0.50%
                                                     Other Expenses(3)                     0.27%     0.29%       0.29%
                                                     Total Fund Operating Expenses(3)      0.47%     0.74%       0.99%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge you account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) During the period ended July 31, 1999, management fees paid by the Fund were limited to 0.07%. Other expenses are restated to reflect current fees. Other expenses for each class are being limited to 0.17%, 0.19%, and 0.19% for Class I, Class II and Class III Shares, respectively. Total expenses after fee waivers and expense reimbursements for each class are: Class I Shares, 0.24%; Class II Shares, 0.51%; and Class III Shares, 0.76%. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


                                              EXPENSE EXAMPLE



                                                                                  1      3      5       10
                                                                               YEAR   YEARS  YEARS   YEARS
                                                     CLASS I SHARES            $ 48   $151   $263   $  591
                                                     CLASS II SHARES           $ 76   $237   $411   $  918
                                                     CLASS III SHARES          $101   $315   $547   $1,213



   As an investor in the
   Institutional Prime Obligations
   Money Market Fund, you will pay
   the following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment


     - 5% annual return


     - redemption at the end of
       each period


     - no changes in the Fund's
       operating expenses


   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                    AMSOUTH INSTITUTIONAL
   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund (formerly the AmSouth Institutional U.S. Treasury
                                          Fund) seeks current income with liquidity and stability of principal.

    PRINCIPAL                             To pursue this goal, the Fund invests exclusively in
    INVESTMENT STRATEGIES                 short-term U.S. dollar-denominated obligations issued by the
                                          U.S. Treasury ("U.S. Treasury Securities"), separately
                                          traded component parts of those securities called STRIPs,
                                          and repurchase agreements collateralized by U.S. Treasury
                                          Securities.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see the Additional Investment
                                          Strategies and Risks on page 9 or consult the SAI.

    PRINCIPAL                             Your investment in the Fund may be subject to the following
    INVESTMENT RISKS                      principal risks:
                                          INTEREST RATE RISK:  The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates.
                                          For more information about these risks, please see the
                                          Additional Investment Strategies and Risks on page 9.

                                          An investment in the Fund is not a deposit or an obligation of AmSouth Bank, its affiliates, or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance
                                          Corporation or any other government agency. Although the
                                          Fund seeks to preserve the value of your investment at $1
                                          per share, it is possible to lose money by investing in the
                                          Fund.

                                                    AMSOUTH INSTITUTIONAL
   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND


   This section would normally include a bar chart and a table showing how the Institutional U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this prospectus, the bar chart and table are not shown.


                                              FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES     CLASS I   CLASS II   CLASS III
                                                     (FEES PAID BY YOU DIRECTLY)(1)       SHARES    SHARES      SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              None      None        None
                                                     Maximum Deferred Sales Charge
                                                     (load)                                 None      None        None
                                                     Redemption Fee(2)                        0%        0%          0%

                                                     ANNUAL FUND OPERATING EXPENSES       CLASS I   CLASS II   CLASS III
                                                     (FEES PAID FROM FUND ASSETS)         SHARES    SHARES      SHARES

                                                     Management Fee(3)                     0.20%     0.20%       0.20%
                                                     Distribution (12b-1) Fee              0.00%     0.25%       0.50%
                                                     Other Expenses(3)                     0.20%     0.20%       0.20%
                                                     Total Fund Operating Expenses(3)      0.40%     0.65%       0.90%

                                  (1) AmSouth Bank or other financial
                                  institutions may charge you account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

                                  (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

                                  (3) We expect management fees to be limited to 0.07% for the current fiscal year. Additionally, other expenses are based on estimated amounts for the current fiscal year. We expect other expenses for each class to be limited to 0.20% for the current fiscal year. Accordingly, we expect the Fund's total operating expenses after fee waivers and expense reimbursements for Class I Shares, Class II Shares and Class III Shares to be 0.27%, 0.52% and 0.77%, respectively. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


                                              EXPENSE EXAMPLE



                                                                                                             1            3
                                                                                                          YEAR         YEARS
                                                     CLASS I SHARES                                       $ 41         $128
                                                     CLASS II SHARES                                      $ 66         $208
                                                     CLASS III SHARES                                     $ 92         $287



   As an investor in the U.S.
   Treasury Money Market Fund, you
   will pay the following fees and
   expenses when you buy and hold
   shares. Shareholder transaction
   fees are paid from your
   account. Annual Fund operating
   expenses are paid out of Fund
   assets, and are reflected in
   the share price.


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:


     - $10,000 investment


     - 5% annual return


     - redemption at the end of
       each period


     - no changes in the Fund's
       operating expenses


   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

 [LOGO]
          ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   INVESTMENT PRACTICES
   The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. You may also consult the Statement of Additional Information for additional detail regarding these and other permissible investments. Following the table is a more complete discussion of risk.


                                               FUND NAME                            FUND CODE
                                               ---------                            ---------
                        Institutional Prime Obligations Money Market Fund             1
                        Institutional U.S. Treasury Money Market Fund                 2


                             INSTRUMENT                             CODE TYPE      RISK TYPE
                             ----------                             ---------      ---------
    ASSET-BACKED SECURITIES: Securities secured by company            1            Pre-payment
    receivables, home equity loans, truck and auto loans,                          Market
    leases, credit card receivables and other securities backed                    Credit
    by other types of receivables or other assets.                                 Interest Rate
                                                                                   Regulatory
                                                                                   Liquidity
    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn      1            Credit
    on and accepted by a commercial bank. Maturities are                           Liquidity
    generally six months or less.                                                  Market
                                                                                   Interest Rate
    CERTIFICATES OF DEPOSIT: Negotiable instruments with a            1            Market
    stated maturity.                                                               Credit
                                                                                   Liquidity
                                                                                   Interest Rate
    COMMERCIAL PAPER: Secured and unsecured short-term                1            Credit
    promissory notes issued by corporations and other entities.                    Liquidity
    Maturities generally vary from a few days to nine months.                      Market
                                                                                   Interest Rate
    DEMAND FEATURES: Securities that are subject to puts and          1            Market
    standby commitments to purchase the securities at a fixed                      Liquidity
    price (usually with accrued interest) within a fixed period                    Management
    of time following demand by a Fund.

    DERIVATIVES: Instruments whose value is derived from an           1            Management
    underlying contract, index or security, or any combination                     Market
    thereof, including futures, options (e.g., put and calls),                     Credit
    options on futures, swap agreements, and some                                  Interest Rate
    mortgage-backed securities.                                                    Liquidity
                                                                                   Leverage
    FOREIGN SECURITIES: Commercial paper of foreign issuers and       1            Market
    obligations of foreign banks, overseas branches of U.S.                        Political
    banks and supranational entities.                                              Liquidity
                                                                                   Foreign Investment
    FUNDING AGREEMENTS: Also known as guaranteed investment           1            Liquidity
    contracts, an agreement where a Fund invests an amount of                      Credit
    cash Credit with an insurance company and the insurance                        Market
    company credits such investment on a monthly basis with                        Interest Rate
    guaranteed interest which is based on an index. These
    agreements provide that the guaranteed interest will not be less than a certain minimum rate. These agreements also
    provide for adjustment of the interest rate monthly and are considered variable rate instruments. Funding Agreements are considered illiquid investments, and, together with other
    instruments in the Fund which are not readily marketable,
    may not exceed 10% of the Fund's net assets.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                             INSTRUMENT                             CODE TYPE      RISK TYPE
                             ----------                             ---------      ---------
    INVESTMENT COMPANY SECURITIES: Shares of other registered        1,2           Market
    investment companies with similar investment objectives. A
    Fund may invest up to 5% of its assets in the shares of any one registered investment company, but may not own more than
    3% of the securities of any one registered investment
    company or invest more than 10% of its assets in the
    securities of other registered investment companies. As a
    shareholder of an investment company, a Fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own Adviser.

    MORTGAGE-BACKED SECURITIES: Debt obligations secured by real      1            Pre-payment
    estate loans and pools of loans. These include                                 Market
    collateralized mortgage obligations and real estate mortgage                   Credit
    investment conduits.                                                           Regulatory

    REPURCHASE AGREEMENTS: The purchase of a security and the        1,2           Market
    simultaneous commitment to return the security to the seller                   Leverage
    at an agreed upon price on an agreed upon date. This is
    treated as a loan.

    REVERSE REPURCHASE AGREEMENT: The sale of a security and the     1,2           Market
    simultaneous commitment to buy the security back at an                         Leverage
    agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.

    SECURITIES LENDING: The lending of up to 33 1/3% of the           1            Market
    Fund's total assets. In return the Fund will receive cash,                     Leverage
    other securities, and/or letters of credit.                                    Liquidity
                                                                                   Credit
    TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by           1            Credit
    governments, and/or letters of credit.                                         Liquidity
                                                                                   Market
                                                                                   Tax
    TIME DEPOSITS: Non-negotiable receipts issued by a bank in        1            Liquidity
    exchange for the deposit of funds.                                             Credit
                                                                                   Market
    TREASURY RECEIPTS: Treasury receipts, Treasury investment         1            Market
    growth receipts, and certificates of accrual of Treasury
    securities.

    U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by           1            Market
    agencies and instrumentalities of the U.S. government. These                   Credit
    include Ginnie Mae, Fannie Mae, and Freddie Mac.                               Interest Rate
    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately       1,2           Market
    traded registered interest and principal securities, and
    coupons under bank entry safekeeping.

    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes       1            Credit
    that permit the indebtedness to vary and provide Liquidity                     Liquidity
    for periodic adjustments in the interest rate according to                     Interest Rate
    the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of
    principal and accrued interest at specified intervals.

    VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with          1            Credit
    interest rates which are reset daily, weekly, quarterly or                     Liquidity
    some other period and which may be payable to the Fund on                      Market
    demand.                                                                        Interest Rate

    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or       1            Market
    contract to purchase securities at a fixed price for                           Leverage
    delivery at a future date.                                                     Liquidity
                                                                                   Credit

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   INVESTMENT RISKS
   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "What are the main risks of investing in this Fund?". Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

   CREDIT RISK. The risk that the issuer of a security, or the counter party to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. However, if held to maturity, the face value of the security is recovered. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.


   YEAR 2000 RISK. AmSouth Funds depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, businesses and individuals around the world, AmSouth Funds could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. AmSouth Funds has made inquiry of its service providers to determine whether they expect to have their computer systems adjusted for the year 2000 transition, and is seeking assurances from each service provider that it expects its system to accommodate the year 2000 transition without material adverse consequences to AmSouth Funds. While it is likely that such assurances will be obtained, AmSouth Funds and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or custodians, banks, broker-dealers or others with which AmSouth Funds does business.

 [LOGO]
          FUND MANAGEMENT

   THE INVESTMENT ADVISER
   AmSouth Bank, (AmSouth or the "Adviser"), is the adviser for the Funds. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of September 30, 1999 of $20 billion and operated 276 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of June 30, 1999, AmSouth and its affiliates had over $8 billion in assets under discretionary management and provided custody services for an additional $21 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

   Through its portfolio management team, AmSouth makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, the Funds paid as follows during their fiscal year ended:


                                                                   PERCENTAGE OF
                                                                AVERAGE NET ASSETS
                                                                  AS OF 07/31/99
                                                          -------------------------------
     Institutional Prime Obligations Money Market Fund                 0.20%
                                                          -------------------------------
     Institutional U.S. Treasury Money Market Fund                     0.20%
    -------------------------------------------------------------------------------------


   THE DISTRIBUTOR AND ADMINISTRATOR


   ASO Services Company ("ASC"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator. Management and administrative services of ASC include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services. ASC is a wholly owned subsidiary of BISYS Fund Services ("BISYS").



   BISYS, whose address is also 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as the distributor of each Fund's shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.


   The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

 [LOGO]
          SHAREHOLDER INFORMATION

   CHOOSING A SHARE CLASS

   Class I Shares, Class II Shares and Class III Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you.

   CLASS I SHARES

   - No sales charges.

   - No Distribution and service (12b-1) fees.

   - Minimum Initial Investment: $3 million

   - Offered only to:

     - Customers of AmSouth Bank for whom AmSouth Bank acts in a fiduciary, advisory, custodial, agency, or similar capacity; and

     - Fiduciary customers of other financial institutions approved by the Distributor (Sweep Program Participant(s)).

   CLASS II SHARES

   - No sales charges.

   - Distribution and service (12b-1) fees of 0.25% of average daily net assets.

   - Offered as a cash sweep vehicle to institutional or corporate customers of AmSouth Bank and of other financial institutions approved by the Distributor (Sweep Program Participant(s)).

   CLASS III SHARES

   - No sales charges.

   - Distribution and service (12b-1) fees of 0.50% of average daily net assets.

   - Offered as a cash sweep vehicle to institutional or corporate customers of AmSouth Bank and of other financial institutions approved by the Distributor (Sweep Program Participant(s)).

   For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

   SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES
   ------------------------------
   HOW NAV IS CALCULATED
   The NAV is calculated by
   adding the total value of the
   Fund's investments and other
   assets, subtracting its
   liabilities and then dividing
   that figure by the number of
   outstanding shares of the
   Fund:

               NAV =
     Total Assets - Liabilities
   ------------------------------
          Number of Shares
            Outstanding

   NAV is calculated separately
   for each class of shares.

   ------------------------------
                                       Per share net asset value (NAV) for each Fund is determined and its shares are priced twice a day at 2:00 p.m. Eastern time and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange and the Federal Reserve Bank of Atlanta are open.

                                       Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price.

                                       Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

   SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES

                                                                                             MINIMUM INITIAL        MINIMUM
                                                                         ACCOUNT TYPE          INVESTMENT          SUBSEQUENT
                                                                   Class I                        $3,000,000               $0
                                                                   ----------------------------------------------------------
                                                                   Class II                             $N/A             $N/A
                                                                   ----------------------------------------------------------
                                                                   Class III                            $N/A             $N/A

                                        All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

                                        A Fund may waive its minimum purchase
                                        requirement. The Distributor may reject
                                        a purchase order if it considers it in
                                        the best interest of the Fund and its
                                        shareholders.
   You may purchase Funds through
   the Distributor or through
   banks, brokers and other
   investment representatives,
   which may charge additional
   fees and may require higher
   minimum investments or impose
   other limitations on buying
   and selling shares. If you
   purchase shares through an
   investment representative,
   that party is: responsible for
   transmitting orders by close
   of business and may have an
   earlier cut-off time for
   purchase and sale requests.
   Consult your investment
   representative or institution
   for specific information.

   -----------------------------------------------------------------------------

   AVOID 31% TAX WITHHOLDING

   Each Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------


   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT



   You may purchase Institutional Money Market Fund Shares by following the procedures established by the Distributor in connection with the requirements of qualified accounts maintained by AmSouth Bank or other financial institutions approved by the Distributor. These procedures may include sweep arrangements where an account is "swept" automatically no less frequently than weekly into an Institutional Money Market Fund.



   When purchasing Institutional Money Market Fund Shares through AmSouth Bank or an approved financial institution, simply tell AmSouth or your financial institution that you wish to purchase shares of the Funds and they will take care of the necessary documentation.

   SHAREHOLDER INFORMATION

   SELLING YOUR SHARES
   INSTRUCTIONS FOR SELLING SHARES
   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received
   by the Fund, its transfer
   agent, or your investment
   representative. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares below."

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

   1. Call 1-800-451-8382 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- "Verifying Telephone Redemptions" below).

   BY MAIL

     1. Call 1-800-451-8382 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature


     2. Mail to: AmSouth Funds P.O. Box 182733 Columbus, OH 43218-2733


   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1.   See instruction 1 above.

     2. Send to AmSouth Funds c/o BISYS Fund Services Attn: T.A. Operations 3435 Stelzer Road Columbus, OH 43219


   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request.
   Note: Your financial institution may also charge a separate fee.

   Call 1-800-451-8382 to request a wire transfer. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your bank may charge for this service.

   Call 1-800-451-8382 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

                               WITHDRAWING MONEY FROM YOUR FUND INVESTMENT
                               As a mutual fund shareholder, you are
                               technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   SHAREHOLDER INFORMATION

   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing and obtain a signature guarantee if:

   - The check is not being mailed to the address on your account; or

   - The check is not being made payable to the owner of the account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If the value of Class I shares in your account falls below $3 million, the Fund may ask you to increase your balance. If its is still below $3 million after 60 days, the Fund may convert, at net asset value, your Class I Shares to Trust Shares.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund.

   SHAREHOLDER INFORMATION

   EXCHANGING YOUR SHARES
   You can exchange your shares
   in one Institutional Money
   Market Fund for shares of
   the same class of another
   Institutional Money Market
   Fund.

   You must meet the minimum
   investment requirements for
   the Fund into which you are
   exchanging. Exchanges from
   one Fund to another are
   taxable. Shares of an
   Institutional Money Market
   Fund may not be exchanged
   for Trust Shares, Class A
   Shares or Class B Shares of
   the other AmSouth Funds. No
   transaction fees are charged
   for exchanges.


   NOTES ON EXCHANGES

     - The registration and tax
       identification numbers of the two
       accounts must be identical.

     - The Exchange Privilege may be
       changed or eliminated at any time
       upon a 60-day notice to
       shareholders.

     - Be sure to read carefully the
       Prospectus of any Fund into which
       you wish to exchange shares.


   DISTRIBUTION (12b-1) FEES -- CLASS II SHARES AND CLASS III SHARES ONLY


   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' Class II Shares and Class III Shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.



    - The 12b-1 fees vary by share class as follows:



          1. Class II Shares pay a 12b-1 fee of up to 0.25% of the average daily net assets of a Fund.



          2. Class III Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund. This will cause expenses for Class III Shares to be higher and dividends to be lower than for Class II Shares.



   Long-term holders of Class II Shares and Class III Shares may pay indirectly more than the equivalent of the maximum permitted front-end sales charge because of the recurring nature of 12b-1 distribution fees.

                                   INSTRUCTIONS FOR EXCHANGING SHARES

                                   Exchanges may be made by sending a written request to AmSouth Funds, P.O. Box 182733, Columbus OH 43218-2733, or by calling 1-800-451-8382. Please provide the following information:

                                     - Your name and telephone number
                                     - The exact name on your account and
                                       account number
                                     - Taxpayer identification number (usually
                                       your Social Security number)
                                     - Dollar value or number of shares to be
                                       exchanged
                                     - The name of the Fund from which the
                                       exchange is to be made
                                     - The name of the Fund into which the
                                       exchange is being made
                                   See "Selling your Shares" for important
                                   information about telephone transactions.
                                   To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to four exchanges from a Fund during a calendar year.

   SHAREHOLDER INFORMATION

   DIVIDENDS, DISTRIBUTIONS AND TAXES
   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

   Each Fund distributes any net investment income monthly (and net realized capital gains, if any) at least once a year. All distributions will be automatically reinvested in additional Fund Shares unless you request to receive all distributions in cash.

   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, (except that distributions of long-term capital gains, if any, will be taxed as such regardless of how long you have held your shares). Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


   AmSouth Funds will send you a statement each year showing the tax status of all your distributions.



     - For each Fund, the dividends that you receive are considered ordinary income for tax purposes.


     - The Funds' adviser does not consider taxes when deciding to buy or sell securities.

     - Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well.

     - Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)

   You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.

        More information about taxes is in our Statement of Additional Information.

 [LOGO]
                        INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
          OTHER INFORMATION ABOUT THE FUNDS   (FORMERLY THE INSTITUTIONAL
          PRIME OBLIGATIONS FUND)

   FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.


                                                                                    YEAR ENDED JULY 31, 1999
                                                                    ---------------------------------------------------------
                                                                    CLASS I(A)            CLASS II(B)            Class III(c)
                                                                    ----------            -----------            ------------
    NET ASSET VALUE, BEGINNING OF PERIOD                             $ 1.000                $ 1.000                $ 1.000
    -------------------------------------------------------------------------------------------------------------------------
    INVESTMENT ACTIVITIES:
      Net investment income                                            0.042                  0.020                  0.018
    -------------------------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS:
      Net investment income                                           (0.042)                (0.020)                (0.018)
    -------------------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE, END OF PERIOD                                   $ 1.000                $ 1.000                $ 1.000
    -------------------------------------------------------------------------------------------------------------------------
        Total Return (d)                                             4.31%(d)               1.96%(d)               1.84%(d)
    RATIOS SUPPLEMENTAL DATA:
      Net Assets at end of period (000)                              $69,458                $26,000                $13,575
      Ratio of expenses to average net assets                        0.22%(e)               0.49%(e)               0.74%(e)
      Ratio of net investment income to average net assets           4.82%(e)               4.45%(e)               4.22%(e)
      Ratio of expenses to average net assets*                       0.45%(e)               0.72%(e)               0.97%(e)



    * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



   (a) For the period from September 15, 1998 (commencement of operations) through July 31, 1999.



   (b) For the period from February 19, 1999 (commencement of operations) through July 31, 1999.



   (c) For the period from February 22, 1999 (commencement of operations) through July 31, 1999.



   (d) Not annualized.



   (e) Annualized.

AmSouth Funds
3435 Stelzer Road
Columbus, OH 43219









For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operational and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI, prospectuses of other members of the AmSouth Funds family, or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

                              AMSOUTH FUNDS
                              3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                              TELEPHONE: 1-800-451-8382
                              INTERNET: http://www.amsouthfunds.com

You can review the Funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or by calling 1-800-SEC-0330.

o    Free from the Commission's Website at http://www.sec.gov.



Investment Company Act file no. 811-5551.

                              AMSOUTH MUTUAL FUNDS



                       Statement of Additional Information


                                December 1, 1999


                                -----------------



This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Money Market Fund, the AmSouth Tax-Exempt Fund, the AmSouth Government Income Fund, the AmSouth Bond Fund, the AmSouth Limited Term Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Value Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund (each a "Fund" and collectively the "Funds"), each dated December 1, 1999. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. A copy of each Fund's Prospectus may be obtained by writing to AmSouth Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                Page
                                                                                                                ----


AMSOUTH MUTUAL FUNDS..............................................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
         Additional Information on Portfolio Instruments..........................................................2
         Investment Restrictions.................................................................................29
         Additional Investment Restrictions......................................................................33
         Portfolio Turnover......................................................................................33

VALUATION........................................................................................................34
         Valuation of the Money Market Funds.....................................................................35
         Valuation of the Capital Appreciation Funds and the Income Funds........................................36

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................36
         Purchase of Shares......................................................................................36
         Matters Affecting Redemption............................................................................39
         Taxes    ...............................................................................................39
         Additional Tax Information..............................................................................43
         Additional Tax Information Concerning the Tax-Exempt Fund and Tax-Free Funds............................45

MANAGEMENT OF THE TRUST..........................................................................................49
         Officers ...............................................................................................50
         Investment Adviser......................................................................................51
         Portfolio Transactions..................................................................................55
         Glass-Steagall Act......................................................................................57
         Administrator...........................................................................................58
         Expenses ...............................................................................................60
         Sub-Administrators......................................................................................60
         Distributor.............................................................................................61
         Custodian...............................................................................................64
         Transfer Agent and Fund Accounting Services.............................................................64
         Auditors ...............................................................................................65
         Legal Counsel...........................................................................................65

PERFORMANCE INFORMATION..........................................................................................65
         Yields of the Money Market Funds........................................................................66
         Yield of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds........................67
         Calculation of Total Return.............................................................................69
         Performance Comparisons.................................................................................72



ADDITIONAL INFORMATION...........................................................................................73
         Organization and Description of Shares..................................................................73
         Shareholder Liability...................................................................................74
         Miscellaneous...........................................................................................75

FINANCIAL STATEMENTS.............................................................................................78

APPENDIX ........................................................................................................79


                       STATEMENT OF ADDITIONAL INFORMATION

                              AMSOUTH MUTUAL FUNDS


         AmSouth Funds (the "Trust") is an open-end management investment company. The Trust consists of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment portfolios (each a "Fund"): the AmSouth Prime Money Market Fund (formerly the AmSouth Prime Obligations Fund)(the "Prime Money Market Fund"), the AmSouth U.S. Treasury Money Market Fund (formerly the AmSouth U.S. Treasury Fund)(the "U.S. Treasury Fund"), the AmSouth Tax-Exempt Fund (the "Tax-Exempt Fund," and these three Funds being collectively referred to as the "Money Market Funds"), the AmSouth Value Fund (formerly the AmSouth Equity Fund)(the "Value Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Growth Fund (formerly the AmSouth Capital Growth Fund)(the "Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Equity Income Fund (the "Equity Income Fund"), the AmSouth Select Equity Fund (the "Select Equity Fund"), and the AmSouth Enhanced Market Fund (the "Enhanced Market Fund" and these eight Funds being collectively referred to as the "Capital Appreciation Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Term Bond Fund (formerly the AmSouth Limited Maturity Fund)(the "Limited Term Bond Fund"), the AmSouth Government Income Fund (the "Government Income Fund") the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), the AmSouth Florida Tax-Free Fund (formerly the AmSouth Florida Tax-Free Fund)(the "Florida Fund" and these five Funds being collectively referred to as the "Income Funds"), the AmSouth Institutional Prime Obligations Money Market Fund (formerly the AmSouth Institutional Prime Obligations
Fund)(the "Institutional Prime Obligations Fund"), and the AmSouth Institutional U.S. Treasury Money Market Fund (formerly the AmSouth Institutional U.S. Treasury Fund)(the "Institutional U.S. Treasury Fund" and these two Funds being collectively referred to as the "Institutional Money Market Funds"). The Florida Fund and the Municipal Bond Fund are also collectively referred to herein as the "Tax-Free Funds." The Funds, except for the U.S. Treasury Fund, the Tax-Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund, offer three classes of Shares: Trust Shares (formerly Premier Shares), Class A Shares (formerly Classic Shares), and Class B Shares. The U.S. Treasury Fund and the Tax-Exempt Fund offer two classes of Shares: Trust Shares and Class A Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund offer three classes of Shares: Class I Shares, Class II Shares, and Class III Shares. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. This Statement of Additional Information relates to all Funds except the Institutional Money Market Funds. The Institutional Money Market Funds have a separate Statement of Additional Information. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives, restrictions and policies of each Fund as set forth in the respective Prospectus for that Fund.

HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment adviser to the Trust ("Adviser") to present minimal credit risks under guidelines adopted by the Trust's Trustees.


         With regard to the Prime Money Market Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two nationally recognized statistical ratings organizations ("NRSROs"); or (ii) do not possess a rating, (I.E., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. With regard to the Tax-Exempt Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from an NRSRO; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating, (I.E., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Prime Money Market Fund and the Tax-Exempt Fund are hereinafter referred to as "Eligible Securities.")


         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (I.E., are unrated) but are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.


         The Prime Money Market Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.


         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Adviser may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds, except the U.S. Treasury Fund, may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.


         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Each Fund except the U.S. Treasury Fund, the Tax-Exempt Fund, and the Tax-Free Funds may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         HIGH YIELD SECURITIES. The Equity Income Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

         Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Equity Income Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Equity Income Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Equity Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.


         INSURANCE COMPANY FUNDING AGREEMENTS. The Bond Fund, the Limited Term Bond Fund and the Prime Money Market Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Bond Fund, Limited Term Bond Fund and the Prime Money Market Fund invest an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Bond Fund, the Limited Term Bond Fund and the Prime Money Market Fund will only purchase a Funding Agreement (i) when the Adviser has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the 1940 Act, of the issuer, on any insurer, guarantor, provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Bond Fund, the Limited Term Bond Fund and the Prime Money Market Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in such Fund which are not readily marketable, will not exceed 15% of such Fund's net assets in the case of the Bond Fund and Limited Term Bond Fund, and 10% of such Funds net assets in the case of the Prime Money Market Fund. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Prime Money Market Fund, the Capital Appreciation Funds, and the Income Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights, and the Funds could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Adviser or Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         VARIABLE AND FLOATING RATE NOTES. The Tax-Exempt Fund, the Bond Fund, the Limited Term Bond Fund and the Tax-Free Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

         For purposes of the Tax-Exempt Fund, the Bond Fund, the Limited Term Bond Fund and the Tax-Free Funds, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

         ZERO COUPON OBLIGATIONS. The Bond Fund, Limited Term Bond Fund and Tax-Exempt Fund may acquire zero-coupon obligations evidencing ownership of future interest and principal payments on U.S. Treasury bonds. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 15% of the value of the Bond Fund's total assets, and the Limited Term Bond Fund will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 25% of the value of the Limited Term Bond Fund's total assets.


         An increase in interest rates will generally reduce the value of the investments in the Income Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate.

Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

         FOREIGN INVESTMENT. All of the Funds, except the U.S. Treasury Fund and the Tax- Free Funds, may, subject to their investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, and American Depository Receipts ("ADRs") which are foreign shares of a company held by a U.S. bank which issues a receipt evidencing ownership. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire such securities only when the Adviser or Sub-Adviser believes the risks associated with such investments are minimal.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Adviser or Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Adviser or Sub-Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in each Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. government securities or other liquid high quality debt securities in the case of the Money Market Funds and the Income Funds or other liquid, high-grade debt securities, in the case of the Capital Appreciation Funds. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those such as GNMA and the Export- Import Bank of the United States, which are supported by the full faith and credit of the U.S. government; others, such as those of FNMA, which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit

Banks or FHLMC, which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Adviser or Sub-Adviser believes that the credit risk with respect thereto is minimal.

         The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government- sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. government.


         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund except the Prime Money Market Fund and the U.S. Treasury Fund may purchase securities on a when-issued basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Capital Appreciation Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Adviser or Sub-Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.


         When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. No Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.


         ASSET-BACKED SECURITIES. The Bond Fund, the Limited Term Bond Fund and the Prime Money Market Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.


         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period, typically 18 months. The CARD'S principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. CARDS have monthly payment schedules, weighted-average lives of 18-24 months and stated final maturities ranging from 3 to 5 years. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.


         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. The Bond Fund and the Limited Term Bond Fund will only purchase an asset-backed security if it is rated at the time of purchase in one of the three highest rating categories by an NRSRO or, if unrated, found by the Adviser under guidelines established by the Trust's Board of Trustees to be of comparable quality.


         MORTGAGE-RELATED SECURITIES. Mortgage-related securities have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations, and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Government Income Fund may purchase mortgage-related securities at a premium or at a discount.

         MORTGAGE-RELATED SECURITIES ISSUED BY NONGOVERNMENTAL ENTITIES. The Government Income Fund may invest in mortgage-related securities issued by nongovernmental entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Government Income Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid, if as a result, more than 15% of the value of the Government Income Fund's net assets will be illiquid.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-related securities in which the Government Income Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations. The staff of the Securities and Exchange Commission has determined that certain issuers of CMOs are investment companies for purposes of the 1940 Act.

         CMOs may include Stripped Mortgage Securities. Such securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa.

         The Stripped Mortgage Securities held by the Fund will be considered liquid securities only under guidelines established by the Trust's Board of Trustees, and the Fund will not purchase a Stripped Mortgage Security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

         In reliance on a recent staff interpretation, the Government Income Fund's investment in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the 1940 Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the staff's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgaged-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. To the extent that the Government Income Fund selects CMOs or REMICs that do not meet the above requirements, the Government Income Fund's investment in such securities will be subject to the limitations on its investment in investment company securities. See "Investment Company Securities" in this Statement of Additional Information.

         The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be different from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

         CONVERTIBLE SECURITIES. Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Capital Appreciation Fund other than the Balanced Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

         Securities which are rated "BB" or lower by Standard & Poor's or "Ba" or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

         Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Sub-Adviser's credit analysis than would be the case if the Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Sub-Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

         Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

         The Capital Appreciation Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of the Adviser or Sub-Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Adviser or Sub-Adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser or Sub-Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

         As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.


         CALLS. The Capital Appreciation Funds, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be issued by the Options Clearing Corporation and may or may not be listed on a National Securities Exchange. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the Adviser's or Sub-Adviser's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Capital Appreciation Funds, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund will write only covered call options. This means that a Fund will only write a call option on a security which it already owns.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Capital Appreciation Funds, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike when a Fund owns securities not subject to an option, the Capital Appreciation Funds, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund will not have any control over when they may be required to sell the underlying securities, since they may be assigned an exercise notice at any time prior to the expiration of their obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Capital Appreciation Funds, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund will consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.


         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser or Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.


         Call options written by the Capital Appreciation Funds, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.


         PUTS. The Tax-Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Municipal Securities held in their portfolios, and the Balanced Fund, the Bond Fund, and the Limited Term Bond Fund may acquire "puts" with respect to debt securities held in their portfolios and the Enhanced Market Fund and Select Equity Fund may acquire "puts" with respect to equity securities held in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tax-Exempt Fund, the Tax-Free Funds, the Bond Fund, the Balanced Fund, the Limited Term Bond Fund, the Enhanced Market Fund, and the Select Equity Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.


         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.


         Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Tax-Exempt Fund's assets pursuant to Rule 2a-7 under the 1940 Act. See "Variable and Floating Rate Notes" and "Valuation of the Prime Money Market Fund, the U.S. Treasury Fund and the Tax-Exempt Fund" in this Statement of Additional Information.

         The Limited Term Bond Fund will acquire puts solely to shorten the maturity of the underlying debt security.

         The Tax-Exempt Fund, the Tax-Free Funds, the Limited Term Bond Fund, the Balanced Fund, the Enhanced Market Fund, and the Select Equity Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Tax-Exempt Fund, the Tax-Free Funds, the Limited Term Bond Fund, the Balanced Fund, the Enhanced Market Fund, and the Select Equity Fund intend to enter into puts only with dealers, banks, and broker-dealers which, in the Adviser's opinion, present minimal credit risks.


         FUTURES CONTRACTS AND RELATED OPTIONS. The Enhanced Market Fund, the Select Equity Fund and the Small Cap Fund may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) to commit funds awaiting investment, to maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

         When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         Successful use of futures by the Funds is also subject to an adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


         INVESTMENT COMPANY SECURITIES. Each Capital Appreciation and Income Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Fund (the "AmSouth Money Market Funds"), the AmSouth Institutional Prime Obligations Fund, and the AmSouth Institutional U.S. Treasury Fund (the "AmSouth Institutional Money Market Funds"), and the Prime Money Market Fund and Tax-Exempt Fund may invest in the securities of other money market funds that have similar policies and objectives provided that no more than 10% of a Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Funds in the AmSouth Money Market Funds or the AmSouth Institutional Money Market Funds, the Adviser and the Administrator will reduce that portion of their usual service fees from each Fund by an amount equal to their service fees from the AmSouth Money Market Funds or the AmSouth Institutional Money Market Funds that are attributable to those Fund investments. The Adviser and the Administrator will promptly forward such fees to the Funds. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds.


         SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Adviser or Sub-Adviser and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser or Sub-Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         SHORT-TERM TRADING. Each Capital Appreciation Fund and the Government Income Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser or Sub-Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Fund and its transaction costs.

         MUNICIPAL SECURITIES. Under normal market conditions, the Tax-Exempt Fund and the Municipal Bond Fund will be primarily invested in bonds (and in the case of the Tax-Exempt Fund, notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Securities"). Under normal market conditions, the Tax-Exempt Fund will invest at least 80% of its total assets, the Municipal Bond Fund will invest at least 80% of its net assets, and the Florida Fund may invest up to 20% of its net assets in Municipal Securities, the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Interest on private activity bonds (and industrial development bonds) is fully tax-exempt only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. Regardless of whether they qualify for tax-exempt status, private activity bonds may subject both individual and corporate investors to tax liability under the alternative minimum tax. However, private activity bonds will only be considered Municipal Securities if they do not have this effect regarding individuals.

         Municipal Securities may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectuses of the Tax-Exempt Fund, the Municipal Bond Fund and the Florida Fund (collectively, the "Tax-Free Funds"), the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. A Fund permitted to invest in Municipal Securities may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Tax-Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax-Exempt Fund. Neither event would under all circumstances require the elimination of such an obligation from the Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.

         Municipal Securities purchased by the Tax-Exempt Fund may include rated and unrated variable and floating rate tax-exempt notes, which may have a stated maturity in excess of one year but which will, in such event, be subject to a demand feature that will permit the Tax- Exempt Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding one year and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Exempt Fund will approximate their par value.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Opinions relating to the validity of Eligible Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Free Funds nor the Adviser will review the proceedings relating to the issuance of Eligible Municipal Securities or the basis for such opinions.

         Although the Tax-Exempt Fund and Municipal Bond Fund do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. An example of such securities are obligations the repayment of which is dependent upon similar types of projects. Such investments would be made only if deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in Municipal Securities that are so related, the Fund will be subject to the peculiar risks presented by such securities, such as negative developments in a particular industry, to a greater extent than it would be if the Fund's assets were not so concentrated.

         The Tax-Free Funds may acquire "puts" with respect to Eligible Municipal Securities held in their portfolios. Under a put, the Funds would have the right to sell a specified Eligible Municipal Security within a specified period of time at a specified price to a third party. A put would be sold, transferred, or assigned only with the underlying Eligible Municipal Security. The Funds will acquire puts solely to facilitate portfolio liquidity, shorten the maturity of the underlying Eligible Municipal Securities, or permit the investment of the Funds' at a more favorable rate of return. The Funds expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put separately in cash. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

         TAX-FREE FUNDS. The Tax-Free Funds may also invest in master demand notes in order to satisfy short-term needs or, if warranted, as part of its temporary defensive investment strategy. Such notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master demand notes are callable on demand by the Funds, but are not marketable to third parties. Master demand notes are direct lending arrangements between the Fund and the issuer of such notes. The Adviser will review the quality of master demand notes at least quarterly, and will consider the earning power, cash flow and debt-to-equity ratios indicating the borrower's ability to pay principal together with accrued interest on demand. While master demand notes are not typically rated by credit rating agencies, issuers of such notes must satisfy the same criteria for the Funds set forth above for commercial paper.

         The Tax-Free Funds may acquire rated and unrated variable and floating rate notes. Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Funds will be determined by the Adviser under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Funds will approximate their par value.

         The Tax-Free Funds may acquire zero coupon obligations. Such zero-coupon obligations pay no current interest and are typically sold at prices greatly discounted from par value, with par value to be paid to the holder at maturity. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Zero-coupon obligations have greater price volatility than coupon obligations and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. The Funds will only purchase zero-coupon obligations if, at the time of purchase, such investments do not exceed 20% of the value of the Florida Fund's total assets and 25% of the Municipal Bond Fund's total assets.

         An increase in interest rates will generally reduce the value of the investments in the Tax-Free Funds and a decline in interest rates will generally increase the value of those investments. Depending upon prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors besides current yield, including the preservation of capital, maturity, and yield to maturity.

         THE MUNICIPAL BOND FUND -- CONCENTRATION IN ALABAMA ISSUERS. The Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt form both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Alabama Municipal Securities"). Because of the relatively small number of issuers of Alabama Municipal Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Fund's Shares.

         GENERAL ECONOMIC CHARACTERISTICS OF ALABAMA. Alabama ranks twenty-third in the nation in total population, with over four million residents in 1998. Its economy has historically been based primarily on agriculture, textiles, mineral extraction and iron and steel production, although the state has diversified into health care related industries and other service-oriented sectors. Overall job growth rate was 0.2% in 1998. Alabama's per capita income in 1998 was $21,442, 81.2% of U.S. per capita income. Currently Alabama's general obligations are rated Aa3 by Moody's and AA by Standard and Poor's.

                  BALANCED BUDGET AND PRO-RATION PROCEDURES. Section 213 of the Constitution of Alabama, as amended, requires that annual financial operations of Alabama must be on a balanced budget. The Constitution also prohibits the state from incurring general obligation debt unless authorized by an amendment to the Constitution. Amendments to the Constitution have generally been adopted through a procedure that requires each amendment to be proposed by a favorable vote of three-fifths of all the members of each house of the Legislature and thereafter approved by a majority of the voters of the state voting in a statewide election.

         Alabama has statutory budget provisions which create a proration procedure in the event that estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for such fiscal year. The Alabama state budget is composed of two funds - the General Fund and the Education Fund. Proration of either Fund is possible in any fiscal year, and proration may have a material adverse effect on entities dependent on state funding, including certain issuers of Alabama Municipal Securities held in the Alabama Fund.

         Court decisions have indicated that certain state expenses necessary for essential functions of government are not subject to proration under applicable law. The Supreme Court of Alabama has held that the debt prohibition contained in the constitutional amendment does not apply to obligations incurred for current operating expenses payable during the current fiscal year, debts incurred by separate public corporations, or state debt incurred to repel invasion or suppress insurrection. The state may also make temporary loans not exceeding $300,000 to cover deficits in the state treasury. Limited obligation debt may be authorized by the legislature without amendment to the Constitution. The state has followed the practice of financing certain capital improvement programs - principally for highways, education and improvements to the State Docks - through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the state.

         GENERAL OBLIGATION WARRANTS. Municipalities and counties in Alabama traditionally have issued general obligation warrants to finance various public improvements. Alabama statutes authorizing the issuance of such interest-bearing warrants do not require an election prior to issuance. On the other hand, the Constitution of Alabama (Section 222) provides that general obligation bonds may not be issued without an election.

         The Supreme Court of Alabama validated certain general obligation warrants issued by the City of Hoover, reaffirming that such obligations did not require an election under Section 222 of the Constitution of Alabama. In so holding, the Court found that warrants are not "bonds" within the meaning of
Section 222. According to the Court, warrants are not negotiable instruments and transferees of warrants cannot be holders in due course. Therefore, a transferee of warrants is subject to all defenses that the issuer of such warrants may have against the transferor.

         County boards of education may borrow money by issuing interest-bearing warrants payable solely out of such board's allocated or apportioned share of specified tax. The county board's apportioned share of such tax may be diminished upon the establishment of a city school system, which could jeopardize the payment of the county board's warrants.

                  LIMITED TAXING AUTHORITY. Political subdivisions of the state have limited taxing authority. Ad valorem taxes may be levied only as authorized by the Alabama Constitution. In order to increase the rate at which any ad valorem tax is levied above the limit otherwise provided in the Constitution, the proposed increase must be proposed by the governing body of the taxing authority after a public hearing, approved by an act of the Alabama Legislature and approved at an election within the taxing authority's jurisdiction. In addition, the Alabama Constitution limits the total amount of state, county, municipal and other ad valorem taxes that may be imposed on any class of property in any one tax year. This limitation is expressed in terms of a specified percentage of the market value of such property.

         Specific authorizing legislation is required for the levy of taxes by local governments. In addition, the rate at which such taxes are levied may be limited to the authorizing legislation or judicial precedent. For example, the Alabama Supreme Court has held that sales and use taxes, which usually comprise a significant portion of the revenues for local governments, may not be levied at rates that are confiscatory or unreasonable. The total sales tax (state and local) in some jurisdictions is 9%. State and local governments in Alabama are more dependent on general and special sales taxes than are state and local governments in many states. Because sales taxes are less stable sources of revenue than are property taxes, state and local governments in Alabama may be subject to shortfalls in revenue due to economic cycles.

                  PRIORITY FOR ESSENTIAL GOVERNMENTAL FUNCTIONS. Numerous decisions of the Alabama Supreme Court hold that a governmental unit may first use its taxes and other revenues to pay the expenses of providing necessary governmental services before paying debt service on its bonds, warrants or other indebtedness.

                  CHALLENGE TO EDUCATION FUNDING. On January 10, 1997, the Alabama Supreme Court affirmed a lower court ruling which held that an unconstitutional disparity exists among Alabama's public school districts because, among other things, of an inequitable distribution of tax funds among the school districts. In order to comply with the ruling, the Alabama Legislature continues to restructure the public educational system in Alabama, subject to review by the state courts. Any reallocation of funds between school districts arising out of this restructuring could impair the ability of certain districts to service debt.

         THE FLORIDA FUND -- DIVERSIFICATION AND CONCENTRATION. The Florida Fund is a non-diversified fund under the 1940 Act and may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended (the "Code"), the Florida Fund generally may not invest in a manner such that at the end of each fiscal quarter (i) more than 25% of its total assets are represented by securities of any one issuer (other than U.S. government securities) and (ii) with respect to 50% of its total assets, more than 5% of its total assets are represented by the securities of any one issuer (other than U.S. government securities). Thus, the Florida Fund generally may invest up to 25% of its total assets in the securities of each of any two issuers. Because of the relatively small number of issuers of Florida Municipal Securities, the Florida Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities were to decline. Concentration of this nature may cause greater fluctuation in the net asset value of the Florida Fund's shares.

         GENERAL ECONOMIC CHARACTERISTICS OF FLORIDA. Florida ranks fourth in the nation in total population, with over 12.9 million residents in 1990, and has been one of the fastest growing states in the nation. Historically, tourism, agriculture, construction and manufacturing have constituted the most important sectors of the state's economy. Construction activity slows during periods of high interest rates or cyclical downturns. The service sector employs the largest number of people in Florida. While wages in the service sector tend to be lower than in manufacturing and other sectors of the economy, the service sector traditionally has been less sensitive to business cycles. Currently, Florida's general obligations are rated Aa3 by Moody's and AA by Standard and Poor's.

         The southern and central portions of Florida's economy, in particular, rely heavily on tourism and are sensitive to changes in the tourism industry. For example, tourism in Florida has been adversely affected by publicity regarding violent crimes against tourists, particularly tourists from abroad. Gasoline price hikes and/or shortages from an oil embargo or other oil shortage could severely affect U.S. tourism in the state, which is heavily dependent on automobiles as the primary form of transportation.

         South Florida also is susceptible to international trade and currency imbalances due to its geographic location as the gateway to Latin America and its involvement in foreign trade and investment. The central portion of the state is affected by conditions in the phosphate and agriculture industries, especially citrus and sugar. Northern Florida's economy is more heavily tied to military bases, some of which are closing or scaling back as a result of Federal budget cutbacks, and the lumber and paper industries.

         The entire state can be affected by severe weather conditions including hurricanes. The impact of severe hurricanes on the fiscal resources of the state and local governments is difficult to assess.

                  SOURCES OF STATE AND LOCAL REVENUES. Florida's Constitution prohibits deficit spending by the state for governmental operations. Florida does not have a personal income tax. An amendment to the state's Constitution would be required in order to institute an income tax, and passage of such an amendment is believed to be unlikely due to the relatively large number of retirees living in the state as well as to the general unpopularity of tax increases in the current political climate. A two-thirds approval of voters voting in an election is now required for the addition of any new taxes to the Florida Constitution. The principal sources of state revenues are a 6% sales tax, state lottery, motor fuels tax, corporate income tax, and miscellaneous other revenue sources, including beverage tax and licenses, cigarette tax, documentary stamp taxes and an intangible tax. Dependence on the sales tax may subject state revenues to more volatility than would be the case if Florida had a personal income tax, with sales tax collections adversely affected during recessions and periods when tourism declines.

         Taxation by units of government other than the state is permitted only to the extent that Florida's legislature enacts enabling legislation. The principal sources of county and municipal government revenues are ad valorem property taxes, state revenue sharing, and miscellaneous other revenue sources, including utilities services fees and local option fees. The principal sources of revenues for Florida's school districts are ad valorem property taxes and state revenue sharing, including revenues from a state lottery. The state Constitution imposes millage limits, including a 10-mill limit each on county, municipal and school ad valorem taxes. Effective January 1, 1995, Florida's voters amended the state Constitution to limit annual increases in the assessed value of homestead property to the lesser of 3% of the prior year's assessment or the percentage change in the Consumer Price Index during the preceding calendar year. The limitation on increases in assessment of homestead property could eventually lead to ratings revisions that could have a negative impact on the prices of obligations funded with this source of taxation. However, the effect of the limit will be tempered by reassessments of homestead property at market value when sold.

         Units of state and local government in Florida will continue to face spending pressures due to infrastructure needs for an expanding population, especially in view of growth management laws enacted by Florida's legislature. These laws include concurrency requirements that impose building moratoriums unless roads and other infrastructure are added concurrently with additional commercial or residential developments.

                  TYPES OF INDEBTEDNESS. The two principal types of indebtedness issued by state or local units of government in Florida are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by a pledge of the full faith, credit and taxing power of the governmental entity issuing the bonds. They can be issued in Florida only after a referendum in which the voters in the jurisdictional limits of the jurisdiction issuing the bonds approve their issuance. Revenue bonds are payable only from the revenues derived from a facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Revenue bonds are not secured by the full faith, credit and taxing power of the governmental issuer.

                  MARKET RISK CAUSED BY INTANGIBLE TAX CONSIDERATIONS. As a normal policy, on January 1 of each calendar year the Florida Fund intends to own only assets which are exempt from the Florida Intangible Tax. Accordingly, it is possible that the Florida Fund, in disposing of non-exempt assets to meet this policy objective, might sustain losses which might not otherwise be incurred absent this policy of avoiding the Florida Intangible Tax.

Investment Restrictions
-----------------------

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "ADDITIONAL INFORMATION - Miscellaneous" in this Statement of Additional Information).


         THE PRIME MONEY MARKET FUND MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Prime Money Market Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Prime Money Market Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the value of the Prime Money Market Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


         THE U.S. TREASURY FUND MAY NOT:

         1. Purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

         THE TAX-EXEMPT FUND MAY NOT:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Tax-Exempt Fund's total assets may be invested without regard to such 5% limitation). For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security; with respect to a private activity bond that is backed only by the assets and revenues of a non-government user, a security is considered to be issued by such non-governmental user.

         2. Purchase any securities which would cause 25% or more of the Tax-Exempt Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Securities; and provided, further, that for the purpose of this limitation only, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

         3. Acquire a put if, immediately after such acquisition, over 5% of the total amortized cost value of the Tax-Exempt Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Tax-Exempt Fund's total assets may be subject to puts without regard to such 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). For the purpose of this investment restriction and investment restriction No. 4 below, a put will be considered to be from the party to whom the Tax-Exempt Fund will look for payment of the exercise price.

         4. Acquire a put that, by its terms would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after that acquisition, the amortized cost value of the security or securities underlying that put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of the Tax-Exempt Fund's assets.

         THE BOND FUND, THE LIMITED TERM BOND FUND, THE GOVERNMENT INCOME FUND, THE MUNICIPAL BOND FUND AND THE CAPITAL APPRECIATION FUNDS MAY NOT:


         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in such issuer, or such Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This investment restriction does not apply to the Select Equity Fund.

         THE INCOME FUNDS AND THE CAPITAL APPRECIATION FUNDS MAY NOT:


         1. Purchase any securities which would cause more than 25% of the value of such Income Fund's or Capital Appreciation Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) for the Bond Fund, the Limited Term Bond Fund, the Florida Fund, and the Municipal Bond Fund there is no limitation with respect to Municipal Securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user; (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


         THE TAX-FREE FUNDS MAY NOT:

         1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Eligible Municipal Securities and sell those puts in conjunction with a sale of those Eligible Municipal Securities.

         THE MONEY MARKET FUNDS, THE INCOME FUNDS, AND THE CAPITAL APPRECIATION FUNDS MAY NOT:

         1. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing (33 1/3% with respect to the Select Equity Fund); or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Fund's total assets at the time of its borrowing (33 1/3% with respect to the Select Equity Fund). A Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         2. Make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend Fund securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         NONE OF THE FUNDS MAY:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts with respect to each Fund other than the Small Cap, Enhanced Market and Select Equity Funds, which may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the Funds except the U.S. Treasury Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Enhanced Market Fund and the Select Equity Fund);


         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the Capital Appreciation Funds and the Income Funds may purchase securities of a money market fund, including securities of both the Prime Money Market Fund and the U.S. Treasury Fund (and in the case of the Tax-Free Funds, securities of the Tax-Exempt Fund) and the Tax-Exempt Fund and the Prime Money Market Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the acquiring Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets;


         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.


         The Prime Money Market Fund and the U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Money Market Funds and the Tax-Free Funds may not write or purchase call options. None of the Funds (except the Enhanced Market and Select Equity
Fund) may write put options. The Prime Money Market Fund, the U.S. Treasury Fund, the Value Fund, the Regional Equity Fund, the Growth Fund and the Equity Income Fund may not purchase put options. The Tax-Exempt Fund and the Tax-Free Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation. As a non-fundamental investment restriction with respect to the Small Cap Fund only, the Small Cap Fund may not write or purchase put options.


         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Additional Investment Restrictions
----------------------------------

         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Money Market Funds is expected to be zero percent for regulatory purposes.

         For the fiscal years ended July 31, 1999 and July 31, 1998, the portfolio turnover rate for the Balanced Fund was 13.51% and 17.15%, respectively, for the common stock portion of its portfolio and 23.01% and 11.99%, respectively, for the other portion of its portfolio.

         For the other AmSouth Funds, each Fund's portfolio turnover rate for the fiscal year ended July 31, 1999 and July 31, 1998 were as follows:


Fund                             1999       1998
----                             ----       ----

Balanced Fund                   23.24%     25.40%
Growth Fund                     79.30%     77.26%
Enhanced Market Fund            36.03%        --
Value Fund                      17.65%     16.95%
Equity Income Fund             133.74%     83.26%
Regional Equity Fund            15.60%      8.17%
Select Equity Fund               9.72%        --
Small Cap Fund                 208.13%     70.64%
Bond Fund                       18.26%     40.41%

Government Income Fund          26.85%     34.89%
Limited Term Bond Fund          39.15%     39.31%
Florida Tax-Exempt Fund         34.33%     29.55%
Municipal Bond Fund             20.74%     28.75%


         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and, in the case of the Tax-Exempt Fund and the Tax-Free Funds, by requirements which enable these Funds to receive certain favorable tax treatments. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.

         The Tax-Free Funds will not purchase securities solely for the purpose of short-term trading. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the Adviser believes investment considerations warrant such sale or purchase. However, the portfolio turnover rate for each of the Tax-Free Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders. To the extent portfolio turnover results in the realization of short-term capital gains, such gains will generally be taxed to shareholders at ordinary income tax rates.


                                    VALUATION

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

Valuation of the Money Market Funds
-----------------------------------

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

Valuation of the Capital Appreciation Funds and the Income Funds
----------------------------------------------------------------

         The value of the portfolio securities held by each of the Capital Appreciation Funds and the Income Funds for purposes of determining such Fund's net asset value per Share will be established on the basis of current valuations provided by Muller Data Corporation or Kenny S&P Evaluation Services, whose procedures shall be monitored by the Administrator, and which valuations shall be the fair market value of such securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.

Purchase of Shares
------------------


         As stated in the relevant Prospectuses, the public offering price of Class A Shares of the Capital Appreciation Funds and the Income Funds is their net asset value computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of Class B and Trust Shares is their net asset value computed after the sale. The public offering price of such Shares is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see "Shareholder Information - Pricing of Fund Shares" in the relevant Prospectuses).


                  SALES CHARGES. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in a Fund's Prospectus applies to purchases of Shares of such a Fund made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 18; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

         A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of a Capital Appreciation Fund or Income Fund and one or more of the other Class A Shares of a Fund or by combining a current purchase of Class A Shares of a Fund with prior purchases of Class A Shares of any Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus
(ii) the dollar amount of purchases of the Purchaser's combined holdings of all Class A Shares in any Fund. The "Purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the Purchaser, the Purchaser's spouse, children under the age of 18, the Purchaser's retirement plan accounts and sole proprietorship accounts that the Purchaser may own. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.


         Class A Shares of the Money Market Funds are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A and Class B Shares Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Class B Shares of the Prime Money Market Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Money Market Fund.


         Certain sales of Class A Shares are made without a sales charge, as described in the relevant Prospectuses under the caption "Sales Charge Waivers", to promote goodwill with employees and others with whom BISYS, AmSouth and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

                  ADDITIONAL INFORMATION REGARDING BROKER COMPENSATION. As the Trust's principal underwriter, BISYS acts as principal in selling Class A Shares and Class B Shares of the Trust to dealers. BISYS re-allows a portion of the sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of the offering price for all offering prices are set forth in the relevant Class A Shares and Class B Shares Prospectuses (see "Shareholder Information - Pricing of Fund Shares"). From time to time, BISYS may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of Group shares. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares and Class B Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside the United States for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

                  PURCHASES THROUGH FINANCIAL INSTITUTIONS. Shares of the Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or financial institutions that provide certain administrative support services for their customers or account holders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Financial Institution and its Customer are invested by the Distributor in Shares of a Money Market Fund. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Funds in amounts that correspond to the market value of securities sold to the Funds by AmSouth as agent.

         Shares of the Trust sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institutions and reflected in the account statements provided by the Financial Institutions to Customers.

         Depending upon the terms of a particular Customer account, the Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Capital Appreciation Funds. Information concerning these services and any charges can be obtained from the Financial Institutions.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A Shares and Class B Shares either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Trust's custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Shares effected by wiring funds to the Trust's custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

Automatic Investment Plan
-------------------------

         To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

Matters Affecting Redemption
----------------------------

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.

Taxes
-----

         THE MONEY MARKET FUNDS

         The net income of each Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.


         INFORMATION SPECIFIC TO THE PRIME MONEY MARKET FUND AND THE U.S. TREASURY FUND. Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of the Prime Money Market Fund and the U.S. Treasury Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends-received deduction for corporate shareholders. The Prime Money Market Fund and the U.S. Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax Advisers concerning their own tax situation and the application of state and local taxes.


         THE INCOME FUNDS

         A dividend for each Income Fund will be declared monthly at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined to be necessary or appropriate by the appropriate officers of the Trust. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


         INFORMATION SPECIFIC TO THE BOND FUND, THE LIMITED TERM BOND FUND AND THE GOVERNMENT INCOME FUND. Distributions by the Bond Fund, the Limited Term Bond Fund and the Government Income Fund of ordinary income and/or an excess of net short-term capital gain over net long-term loss are taxable to shareholders as ordinary income. It is not expected that the dividends-received deduction for corporations will apply to these distributions.

         Distributions designated by the Bond Fund, the Limited Term Bond Fund and the Government Income Fund as derived from net gains on securities held for more than one year are taxable to Shareholders as such regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

         Prior to purchasing Shares of the Bond Fund, the Limited Term Bond Fund or the Government Income Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends or distributions may be, as an economic matter, a return of capital. A Shareholder should consult his or her own Adviser for any special advice.

         Dividends received by a Shareholder that are derived from the Bond Fund's, the Limited Term Bond Fund's or the Government Income Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

         A Shareholder will generally recognize long-term capital gain or loss on the sale or exchange of shares in an Income Fund held by the Shareholder for more than twelve months. If a Shareholder receives a capital gain dividend with respect to a Share of the Bond Fund, Limited Term Bond Fund, and Government Income Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

         The holder of a security issued with "original issue discount" (including a zero-coupon U.S. Treasury security) is required to accrue as income each year a portion of the discount at which the security was purchased, even though the holder does not currently receive the interest payment in cash. A security has original issue discount if its redemption price exceeds its issue price by more than a de minimis amount. Accordingly, the Bond Fund, the Limited Term Bond Fund and the Government Income Fund may be required to distribute each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of its portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have in the absence of such transactions.

         INFORMATION SPECIFIC TO THE TAX-EXEMPT FUND, THE FLORIDA FUND AND THE MUNICIPAL BOND FUND. Shareholders of the Tax-Exempt Fund and the Tax-Free Funds may treat as exempt-interest and exclude from gross income for federal income tax purposes dividends derived from net exempt-interest income and designated by the Funds as exempt-interest dividends. However, such dividends may be taxable to shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes.

         Dividends from the Tax-Exempt and Tax-Free Funds attributable to exempt-interest dividends may cause the social security and railroad retirement benefits of individual Shareholders to become taxable, or increase the amount that is taxable. Interest on indebtedness incurred by a Shareholder to purchase or carry Shares is not deductible for federal income tax purposes to the extent the Funds distribute exempt-interest dividends during the Shareholder's taxable year. The amount of the disallowed interest deduction is the total amount of interest paid or accrued on the indebtedness multiplied by a fraction, the numerator of which is the amount of exempt-interest dividends received by the Shareholder and the denominator of which is the sum of the exempt-interest dividends and taxable dividends received by the Shareholder (excluding capital gain dividends received by the Shareholder and capital gains required to be included in the Shareholder's computation of long-term capital gains under
Section 852(b)(3)(D) of the Code). It is anticipated that distributions from the Tax- Exempt and Tax-Free Funds will not be eligible for the dividends-received deduction for corporate shareholders.

         Gains on the sale of Shares in the Tax-Exempt and Tax-Free Funds will be subject to federal, state, and local taxes. If a Shareholder receives an exempt-interest dividend with respect to any Share of the Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend.

         The Tax-Exempt Fund and the Tax-Free Funds may at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.


         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount or repurchase agreements) or from long-term or short-term capital gains, such dividends will be subject to federal income tax and may be subject to state and local tax. A Shareholder should consult his or her own tax Adviser for any special advice.

         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in the alternative minimum taxable income of individual and corporate Shareholders for the purpose of determining liability (if any) for the applicable alternative minimum tax. All tax-exempt interest dividends will be required to be taken into account in calculating the alternative minimum taxable income of corporate Shareholders.

Additional Tax Information
--------------------------

         It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Trust's Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount at least equal to the sum of 98% of their "ordinary income" (as defined) for the calendar year, 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year, and any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the excise tax threshold, the Fund would be subject to the

4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.

         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.

         The Funds each expect to qualify to be taxed as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders may be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Trust's Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


Additional Tax Information Concerning the Tax-Exempt Fund and Tax-Free Funds
----------------------------------------------------------------------------

         As indicated in the Prospectuses of the Tax-Exempt Fund and the Tax-Free Funds, these Funds are designed to provide Shareholders with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Fund and the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the dividends of the Tax-Exempt Fund and the Tax-Free Funds, being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

         In addition, the Tax-Exempt Fund and the Tax-Free Funds may not be appropriate investments for Shareholders that may be "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder that may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under
Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

         The Code permits a regulated investment company which invests at least 50% of its assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income. The policy of the Tax-Exempt Fund and the Tax-Free Funds is to pay each year as dividends substantially all such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Exempt Fund and the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the Tax-Exempt Fund and the Tax-Free Funds during such year, regardless of the period for which the Shares were held.

         While the Tax-Exempt Fund and the Tax-Free Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax-Exempt Fund and the Tax-Free Funds will have no tax liability with respect to such gains and the distributions will be taxable to Shareholders as net gains on securities held for more than one year, regardless of how long a Shareholder has held the Shares of the Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax-Exempt Fund and the Tax-Free Funds to Shareholders after the close of the Fund's taxable year.

         While the Tax-Exempt Fund and the Tax-Free Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Funds will be distributed to Shareholders. In general, the investment company taxable income will be the taxable income of the Fund (including, the excess of short-term capital gains for such year over net long-term capital losses for such year) subject to certain adjustments and excluding the excess, if any, of any net long-term capital gains for the taxable year over any net short-term capital loss for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

         As indicated in the Prospectuses of the Tax-Exempt Fund and the Tax-Free Funds, the Funds may acquire puts with respect to Municipal Securities (and in the case of the Florida Fund, Florida Municipal Securities) held in their portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tax-Exempt Fund and the Tax- Free Funds is to limit their acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Exempt Fund and the Tax-Free Funds could acquire under the 1940 Act. Therefore, although the Tax-Exempt Fund and the Tax-Free Funds will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Funds. If the Tax-Exempt Fund and the Tax-Free Funds were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Tax-Exempt Fund and the Tax-Free Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Tax-Exempt Fund and the Tax-Free Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax-Exempt Fund and the Tax-Free Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


Alabama Taxes
-------------

         Section 40-18-14(3)f of the Alabama Code specifies that interest on obligations of the State of Alabama and any county, municipality or other political subdivision thereof is exempt from personal income tax. Section 40-18-14(3)d provides similar tax-exempt treatment for interest on obligations of the United States or its Possessions (including Puerto Rico, Guam and the Virgin Islands). Regulation Section 810-3-14-.02(4)(a) extends the exclusion to agencies of the United States or corporations owned by the United States and lists as examples of exempt obligations, U.S. savings bonds, U.S. Treasury notes or bills, obligations of the Bank for Cooperation, Federal Land Bank, Federal Intermediate Credit Bank, Federal Home Loan Bank, Production Credit Associations, Federal Financing Bank, and the Tennessee Valley Authority. In addition, Regulation Section 810-3-14-.02(4)(b)2 and an Administrative ruling of the Alabama Department of Revenue dated March 1, 1990 extend these exemptions for interest to distributions from a regulated investment company to the extent that they are paid out of interest earned on such exempt obligations. Tax-exempt treatment is not available on distributions from income earned on securities that are merely guaranteed by the federal government (GNMAs, FNMAs, etc.), for repurchase agreements collateralized by U.S. government obligations or for obligations of other states to the extent such investments are made by the Fund for temporary or defensive purposes. Such interest will be taxable on a pro rata basis.

         Any distributions of net short-term and net long-term capital gain earned by the Fund are fully includable in each Shareholder's Alabama taxable income as dividend income and long-term capital gain, respectively. Both types of income are currently taxed at ordinary rates.

         The foregoing discussion is based on tax laws and regulations which are in effect as of the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important Alabama tax considerations generally affecting the Municipal Fund and its Shareholders. Potential investors are urged to consult their tax Advisers concerning their own tax situation and concerning the application of state and local (as well as federal) taxes.

Florida Taxes
-------------

         The State of Florida does not impose an income tax on individuals. Therefore, distributions of the Florida Fund to individuals will not be subject to personal income taxation in Florida. Corporations and other entities subject to the Florida income tax will be subject to tax on distributions of investment income and capital gains by the Fund. Distributions attributable to interest on obligations of any state (including Florida), the District of Columbia, U.S. possessions, or any political subdivision thereof, will be taxable to corporations and other entities for Florida income tax purposes even though such interest income is exempt from federal income tax. Similarly, distributions attributable to interest on obligations of the United States and its territories will be taxable to corporations and other entities under the Florida income tax. For individuals and other entities subject to taxation in states and localities other than Florida, distributions of the Fund will be subject to applicable taxes imposed by such other states and localities.

         In the opinion of special Florida tax counsel to the Fund, shareholders of the Florida Fund who are subject to the Florida Intangible Personal Property Tax (the "Intangible Tax") will not be subject to the Intangible Tax on shares of the Florida Fund if, on the first day of the applicable calendar year, the assets of the Florida Fund consist solely of obligations of Florida or its political subdivisions; obligations of the United States, Puerto Rico, the Virgin Islands or Guam; or bank deposits, cash or other assets which would be exempt from the Intangible Tax if directly held by the shareholder. A Technical Assistance Advisement confirming this tax treatment has been obtained from the Florida Department of Revenue. As described above, it is the Florida Fund's policy to invest at least 80% of its net assets in Florida Municipal Securities exempt from the Intangible Tax under normal market conditions. The Florida Fund intends to insure that, absent abnormal market conditions, all of its assets held on January 1 of each year are exempt from the Intangible Tax. Accordingly, the value of the Florida Fund shares held by a shareholder should ordinarily be exempt from the Intangible Tax. However, if on any January 1 the Florida Fund holds investments that are not exempt from the Intangible Tax, the Florida Fund's shares could be wholly or partially subject to the Intangible Tax for that year.

         The foregoing discussion is intended only as a brief summary of the Florida tax laws currently in effect which would generally affect the Florida Fund and its shareholders. Potential investors are urged to consult with their Florida tax counsel concerning their own tax situation.


                             MANAGEMENT OF THE TRUST

Trustees
--------

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently five Trustees, one of whom is an "interested person" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                              Position(s) Held          Principal Occupation
Name and Address                     Age       With the Trust           During the Past 5 Years
----------------                     ---       --------------           -----------------------
J. David Huber*                      53          Chairman           From June 1987 to present, employee of
3435 Stelzer Road                                                   BISYS Fund Services Limited
Columbus, Ohio  43219                                               Partnership


Dick D. Briggs, Jr., M.D.            65          Trustee
459 DER Building
1808 7th Avenue South
UAB Medical Center
Birmingham, Alabama 35294

From September 1989 to present,                  Trustee            From September 3, 1993 to present,
Emeritus Professor and Eminent Scholar                              retired; from December 1988 to August,
Chair, Univ. of Alabama at Birmingham;                              1993, Executive Vice President, Chief
from October 1979 to present, Physician,                            Operating Officer and Director, Mobile
University of Alabama Health Services                               Gas Service Corporation
Foundation; from 1981 to 1995,
Professor and Vice Chairman, Dept. of
Medicine, Univ. of Alabama at
Birmingham School of Medicine; from
1988 to 1992, President, CEO and
Medical Director, Univ. of Alabama
Health Services Foundation
Wendell D. Cleaver                   64
209 Lakewood Drive, West
Mobile, Alabama 36608

Homer H. Turner, Jr.                 71          Trustee            From June 1991 to present, retired; until
751 Cary Drive                                                      June 1991, Vice President, Birmingham
Auburn, Alabama  36830-2505                                         Division, Alabama Power Company


James H. Woodward, Jr.               59          Trustee            From 1996 to present, Trustee, The
The University of North                                             Sessions Group; from July 1989 to
  Carolina at Charlotte                                             present, Chancellor, The University of
Charlotte, North Carolina 28223                                     North Carolina at Charlotte; from April
                                                                    1997 to present, Trustee, BISYS Variable
                                                                    Insurance Funds; from August 1984 to
                                                                    July 1989, Senior Vice President, University
                                                                    College, University of Alabama at
                                                                    Birmingham



--------------------------

* Indicates an "interested person" of the Trust as defined in the 1940 Act.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee.

Officers
--------

         The officers of each Fund, their current addresses, their age, and principal occupation during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                     Position(s) Held               Principal Occupation
Name and Address        Age          With the Trust                 During Past 5 Years
----------------        ---          ----------------               --------------------

John F. Calvano         39           President                      From September 1999 to present, Senior Vice
                                                                    President, AmSouth Bank; from October 1994 to
                                                                    September 1999, employee of BISYS Fund
                                                                    Services Limited Partnership; from July 1992 to
                                                                    August 1994, investment representative, BA
                                                                    Investment Services; and from October 1986 to
                                                                    July 1994, Marketing Manager, Great Western
                                                                    Investment Management.

Walter B. Grimm         53           Vice President                 From June 1992 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from 1990
                                                                    to 1992, President and CEO, Security
                                                                    Bancshares; from July 1981 to 1990,
                                                                    President of Leigh Investments Consulting
                                                                    (investments firm).

Charles L. Booth        39           Treasurer                      From 1988 to present, employee of BISYS Fund
                                                                    Services Limited Partnership.

Jeffrey C. Cusick       38           Assistant Secretary            An employee of BISYS Fund Services, Inc.
                                                                    since July 1995, and an officer of other
                                                                    investment companies administered by the
                                                                    Administrator or its affiliates.  From September
                                                                    1993 to July 1995, he was Assistant Vice
                                                                    President of Federated Administrative Services.

Alaina V. Metz           32          Assistant Secretary            From  June 1995 to present, Chief
                                                                    Administrator, Administrative and Regulatory
                                                                    Services, BISYS Fund Services Limited
                                                                    Partnership; from May 1989 to June 1995,
                                                                    Supervisor, Mutual Fund Legal Department,
                                                                    Alliance Capital Management.


         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Cusick, Grimm and Booth and Ms. Metz are employees of BISYS Fund Services Limited Partnership.

                              COMPENSATION TABLE (1)
                             ----------------------


                                         Pension or                          Total
                        Aggregate        Retirement          Estimated       Compensation
                        Compensation     Benefits Accrued    Annual          from AmSouth
Name of                 from AmSouth     As Part of          Benefits Upon   Mutual Funds
Position                Fund Expenses    Fund Expenses       Retirement      Paid to Trustee
--------                -------------    -------------       ----------      ---------------
J. David Huber          None             None                None            None

James H.                $14,000          None                None            $14,000
Woodward, Jr.

Homer H. Turner         $14,000          None                None            $14,000

Wendell D. Cleaver      $14,000          None                None            $14,000

Dick D. Briggs, Jr.,    $14,000          None                None            $14,000
M.D.


(1) Figures are for the Trust's fiscal year ended July 31, 1999.

Investment Adviser
------------------


         Investment advisory and management services are provided to the Money Market Funds, the Capital Appreciation Funds and the Income Funds (except the Limited Term Bond Fund) by the Adviser pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Term Bond Fund by the Adviser pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."

         In selecting investments for the Value Fund, the Balanced Fund and the Regional Equity Fund, the Adviser employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The Adviser's approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.


         In selecting investments for each of the Income Funds and the Balanced Fund, the Adviser attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The Adviser seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.

         Under the Advisory Agreements, the fee payable to the Adviser by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Money Market Fund - forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Institutional Prime Obligations Fund twenty one-hundredths of one percent (0.20%); the Institutional U.S. Treasury Fund - twenty one-hundredths of one percent (0.20%); the Value Fund - eighty one-hundredths of one percent (0.80%) annually; the Regional Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Tax-Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Term Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Small Cap Fund - one hundred twenty one-hundredths of one percent (1.20%) annually; the Select Equity Fund - eighty one hundredths of one percent (.80%) annually; and the Enhanced Market Fund forty-five hundredths of one percent (.45%) annually. A fee agreed to in writing from time to time by the Trust and the Adviser may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.


         For the fiscal years ended July 31, 1999, July 31, 1998, and July 31, 1997, the Adviser received the following investment advisory fees:


                                                   Fiscal Year Ended

                                          July 31, 1999                       July 31, 1998                July 31, 1997
                                     -------------------------            ----------------------        -------------------
                                                   Amount                        Amount                        Amount
                                    Earned         Waived         Earned         Waived        Earned          Waived
                                    ------         ------         ------         ------        ------          ------

Balanced Fund                   $3,046,371             --     $3,005,940             --     $2,855,190             --
Growth Fund                        207,326             --         70,873             --             --             --
Enhanced Market Fund                78,331             --             --             --             --             --
Value Fund                       8,292,490             --      7,981,703             --      3,733,019             --
Equity Income Fund                 324,890             --        267,522             --         36,130             --
Regional Equity Fund               856,308             --      1,263,837     $    1,000        953,375             --
Select Equity Fund                 129,762             --             --             --             --             --
Small Cap Fund                     127,255             --         33,202             --             --             --
Bond Fund                        2,319,255     $  535,215      2,056,000        475,000        969,000     $  224,000
Government Income Fund              61,967         33,367         69,000         37,000         90,000         48,000
Limited Term Bond Fund             734,542        169,510        774,000        179,000        322,000         74,000
Florida Tax-Exempt Fund            460,845        248,147        369,000        199,000        340,000        183,000
Municipal Bond Fund              2,120,841        815,707      2,170,000        835,000        181,117         70,000
Prime Money Market Fund          2,765,375             --      2,515,690             --      2,366,707             --
U.S. Treasury Fund               1,261,718             --      1,256,351             --      1,325,127             --
Tax-Exempt Fund                    383,340        191,672        354,000        176,963        321,570        160,785
Institutional Prime
  Obligations Fund                 198,365        128,935             --             --             --             --
Institutional U.S. Treasury
  Fund                                  --             --             --             --             --             --



         Each of the Advisory Agreements provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 2000 as to each of the Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund, and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.


         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Term Bond Fund until January 31, 2000 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Term Bond Fund, and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the Adviser. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.


         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment adviser including, but not limited to,
(i) descriptions of the adviser's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the adviser's operations.

         AmSouth also serves as Sub-Administrator for the Trust. See "Sub-Administrator" below.

Investment Sub-Advisers
-----------------------

         Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Adviser") pursuant to a Sub- Advisory Agreement dated as of March 12, 1997 between the Adviser and Rockhaven ("Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Growth Fund by Peachtree Asset Management ("Peachtree" or "Sub-Adviser") pursuant to a Sub-Advisory Agreement dated July 31, 1997 between the Adviser and Peachtree. Investment sub-advisory services are provided to the Small Cap Fund by Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Adviser") pursuant to a Sub-Advisory Agreement dated as of March 2, 1998 between the Adviser and Sub-Adviser (a "Sub-Advisory Agreement"). Investment sub- advisory services are provided to the Select Equity Fund and the Enhanced Market Fund pursuant to a Sub-Advisory Agreement dated as of September 1, 1998 between the Adviser and OakBrook Investments, LLC ("OakBrook" or "Sub-Adviser").

         The Sub-Advisers shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that a Sub-Adviser shall be liable to the Adviser for a loss resulting from a breach of fiduciary duty by the Sub-Adviser under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund until January 31, 2000, with respect to the Growth Fund until July 31, 2000, with respect to the Small Cap Fund until January 31, 2000, and with respect to the Select Equity Fund and Enhanced Market Fund until January 31, 2000, and each Sub-Advisory Agreement shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the respective Fund and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Adviser or Sub-Adviser on 60 days written notice. Each Sub-Advisory Agreement will also immediately terminate in the event of its assignment.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of a Sub-Adviser including, but not limited to, (i) descriptions of the Sub-Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sub-Adviser's operations.

Portfolio Transactions
----------------------

         Pursuant to the Advisory Agreements, the Adviser or Sub-Adviser determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser or Sub-Adviser may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to the Adviser or the Sub-Adviser. Such information may be useful to the

Adviser or Sub-Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Sub-Adviser in carrying out their obligations to the Trust.

         To the extent permitted by applicable rules and regulations, either AmSouth or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through an affiliate of AmSouth. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or Sub-Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser or Sub-Adviser believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Adviser or Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or Sub-Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser or Sub-Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                        Fiscal Year Ended

                           July 31, 1999       July 31, 1998      July 31, 1997
                           -------------       -------------      -------------

Balanced Fund                   $132,669            $365,522           $145,513
Growth Fund                       34,442                  --                 --
Enhanced Market Fund              20,125**                --                 --
Value Fund                       534,115             592,269            397,221
Equity Income Fund               119,234             615,317             28,462*
Regional Equity Fund             128,351             182,346             98,747
Select Equity Fund                13,150**                --                 --
Small Cap Fund                   108,710                  --                 --

*For the period March 30, 1997 to July 31, 1997.
** For the period September 1, 1998 to July 31, 1999.


         During the period from September 1, 1998 to July 31, 1999, the Select Equity Fund paid aggregate brokerage commissions of $30 to AmSouth Brokerage Services, an affiliate of AmSouth. The aggregate brokerage commission paid to AmSouth Brokerage Services was less than 1% of the aggregate commissions paid to brokers by the Fund for the period ended July 31, 1999. Additionally, the aggregate dollar amount of transactions involving the payment of commissions effected through AmSouth Brokerage Services was less than 1% of the aggregate dollar amount of such transactions for the Fund for the period ended July 31, 1999.

Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

Administrator
-------------

         ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreements, the Sub-Advisers under the Sub-Advisory Agreements, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust).

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the Adviser under the Advisory Agreements, the Sub-Advisers under the Sub-Advisory Agreements, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its fund accounting agreement and BISYS Fund Services Ohio, Inc. under its transfer agency agreement with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund (except the Institutional Money Market Funds) equal to the lesser of
(a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Institutional Money Market Fund equal to the lesser of (a) a fee computed at the annual rate of (0.10%) of an Institutional Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.

         For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees:

                           Fiscal Year or Period Ended




                                             July 31, 1999                July 31, 1998                      July 31, 1997
                                      --------------------------     --------------------------      ----------------------------
                                                         Amount                         Amount                             Amount
                                        Earned           Waived        Earned           Waived           Earned            Waived
                                        ------           ------        ------           ------           ------            ------
Balanced Fund                          $761,600               --      $751,492              --         $714,000          $165,000
Growth Fund                              51,832          $51,832        18,000         $16,000               --                --
Enhanced Market Fund                     35,097           35,097            --              --               --                --
Value Fund                            2,073,141               --     1,995,442              --          934,000           188,000
Equity Income Fund                       81,223               --        66,881              --            9,033                --
Regional Equity Fund                    214,079               --       316,102              --          239,000            51,000
Select Equity Fund                       32,564           32,564            --              --               --                --
Small Cap Fund                           21,209           21,209         6,000           6,000               --                --
Bond Fund                               713,624          285,450       633,000         475,000          298,000           119,000
Government Income Fund                   19,067            9,450        21,000          10,000           28,000            14,000
Limited Term Bond Fund                  226,015           90,406       238,000          95,000           99,000            40,000
Florida Tax-Exempt Fund                 141,800           70,899       114,000          57,000          104,000            53,000
Municipal Bond Fund                     652,573          261,029       668,000         267,000           55,000            22,000
Prime Money Market Fund               1,382,700               --     1,257,853              --        1,183,357                --
U.S. Treasury Fund                      630,865               --       628,179              --          662,565                --
Tax-Exempt Fund                         191,672               --       176,963              --          160,785                --
Institutional Prime
  Obligations Fund                       99,181           69,427            --              --               --                --
Institutional U.S. Treasury Fund             --               --            --              --               --                --



         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the

Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses
--------

         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. No Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Fund; such costs will be borne by the Distributor.


         As a general matter, expenses are allocated to the Trust, Class A, Class B, Class I, Class II and Class III Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A, Class B Shares, Class II and Class III, other than in accordance with the relative net asset value of the class, are expenses under the Servicing Plan which relates only to the Class A Shares and the Distribution Plan which relates only to the Class B Shares.

Sub-Administrators
------------------

         AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal years ended July 31, 1999 and July 31, 1998, AmSouth received $2,184,291 and $1,924,684, respectively, with respect to the Trust.

         BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

Distributor
-----------

         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 2000, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         Class A Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Class A Shares of each Fund.

         The Servicing Plan was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Servicing Plan (the "Independent Trustees"). The Servicing Plan reflects the creation of the Class A Shares, and provides for fees only upon that Class.

         The Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares of that Fund. The Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Class A Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Servicing Plan) indicating the purposes for which such expenditures were made.

         Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of the Class B Shares of each Fund which includes a Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund; Class II Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class II Shares of each Fund; Class III Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of the Class III Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the Class B, Class II or Class III Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class B, Class II or Class III Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class B, Class II or Class III Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class B, Class II or Class III Shares.

         The Distribution Plan was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees").

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to the Class B, Class II or Class III Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B, Class II or Class III Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to the Class B, Class II or Class III Shares of a Fund requires the approval of the holders of that Fund's Class B, Class II or Class III Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.


         For the fiscal year ended July 31, 1999, July 31, 1998 and July 31, 1997 the Distributor received the following servicing fees with respect to the Class A Shares and the following distribution fees with respect to the Class B, Class II and Class III Shares from the following Funds:


                                                      Fiscal Year Ended

                                        July 31, 1999                    July 31, 1998                     July 31, 1997
                              ------------------------------   ------------------------------     ---------------------------
                                        Class A Shares                   Class A Shares                     Class A Shares
                                                Amount                           Amount                             Amount
                                Earned          Waived           Earned          Waived           Earned            Waived
                                ------          ------           ------          ------           ------            ------
Balanced Fund                 $113,423              --         $113,853            $341               --                --
Growth Fund                     28,262              --           12,190              37               --                --
Enhanced Market Fund            27,092          $9,055               --              --               --                --
Value Fund                     178,812              --          145,774             437               --                --
Equity Income Fund              58,845              --           55,674             167               --                --
Regional Equity Fund            76,403              --          114,873             344               --                --
Select Equity Fund              28,366          10,391               --              --               --
Small Cap Fund                   3,080              --            1,091               7               --                --
Bond Fund                        7,330              --           15,851           9,530               --                --
Government Income Fund           6,909              --           21,290          12,799               --                --
Limited Term Bond Fund           7,521           4,513            8,171           4,912               --                --
Florida Tax-Exempt Fund          9,991              --           13,848           8,325               --                --
Municipal Bond Fund              5,843              --            4,831           2,904               --                --
Prime Money Market Fund        336,424         201,863          305,250         183,129         $305,882          $182,913
U.S. Treasury Fund              16,054           9,633           19,155          11,498           27,598            16,307
Tax-Exempt Fund                 62,542         137,562           58,152          34,888           50,267            31,033





                                                   Fiscal Year Ended

                                July 31, 1999                     July 31, 1998                   July 31, 1997
                        ---------------------------      ---------------------------      ----------------------------
                                 Class B Shares                   Class B Shares                     Class B Shares
                                         Amount                           Amount                             Amount
                         Earned          Waived           Earned          Waived           Earned            Waived
                         ------          ------           ------          ------           ------            ------
Balanced Fund           $78,669              --          $21,204              --               --                --
Growth Fund              51,893              --           15,982              --               --                --
Enhanced Market Fund     20,045              --               --              --               --                --
Value Fund              102,305              --           33,233              --               --                --
Equity Income Fund       77,644              --           35,433              --               --                --
Regional Equity Fund     15,114              --           11,461              --               --                --
Select Equity Fund        8,018              --               --              --               --                --
Small Cap Fund            8,620              --            2,093              --               --                --
Bond Fund                16,859              --            1,542              --               --                --
Government Income Fund       --              --               --              --               --                --
Limited Term Bond Fund    4,053              --               --              --               --                --
Florida Tax-Exempt Fund   1,086              --               --              --               --                --
Municipal Bond Fund          --              --               --              --               --                --
Prime Money Market Fund   1,468              --               --              --               --                --
U.S. Treasury Fund           --              --               --              --               --                --
Tax-Exempt Fund              --              --               --              --               --                --



                                                   Fiscal Year Ended

                                       July 31, 1999                    July 31, 1998                       July 31, 1997
                               -----------------------------    ---------------------------      -----------------------------
                                       Class II Shares                  Class II Shares                    Class II Shares
                                                Amount                           Amount                             Amount
                                Earned          Waived           Earned          Waived           Earned            Waived
                                ------          ------           ------          ------           ------            ------

Institutional Prime
  Obligations Fund             $17,200              --               --              --               --                --
Institutional U.S. Treasury
  Fund                              --              --               --              --               --                --



                                                    Fiscal Year Ended

                                      July 31, 1999                    July 31, 1998                      July 31, 1997
                               -----------------------------    ---------------------------      -----------------------------
                                     Class III Shares                 Class III Shares                   Class III Shares

                                               Amount                           Amount                             Amount
                               Earned          Waived           Earned          Waived           Earned            Waived
                               ------          ------           ------          ------           ------            ------

Institutional Prime
  Obligations Fund            $15,473              --               --              --               --                --
Institutional U.S. Treasury
  Fund                             --              --               --              --               --                --



         All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating

Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares, Class II Shares or Class III Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares, Class II Shares or Class III Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

Custodian
---------

         AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

Transfer Agent and Fund Accounting Services.
--------------------------------------------

         BISYS Fund Services Ohio, Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.


         BISYS Fund Services, Inc. ("Fund Accountant") provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Fund Accountant receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each Tax-Exempt Fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.

Independent Accountants
-----------------------

         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by PricewaterhouseCoopers, former independent accountants for the Trust, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. For the fiscal year ending July 31, 2000, Ernst & Young has been selected as the independent accountants for the Trust. Ernst & Young's address is 10 West Broad Street, Columbus, OH 43215.


Legal Counsel
-------------

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333, are counsel to the Trust.


                             PERFORMANCE INFORMATION

General
-------

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

         Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. and Donoghue's Money Fund Report. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about the performance of a Fund is based on the Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Fund, operating expenses, and marketing conditions. Any fees charged by a Financial Institution with respect to customer accounts investing in Shares of a Fund will not be included in performance calculations.

Yields of the Money Market Funds
--------------------------------

         The "yield" of each of Money Market Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.


         The Tax-Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax-Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Exempt Fund is computed by dividing that portion of the effective yield of the Tax-Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         For the seven-day period ended July 31, 1999, the yield, effective yield, the tax equivalent yield and the tax equivalent effective yield of the Trust Shares and Class A Shares of each Money Market Fund, calculated as described, above was as follows:


                                                            Effective          Tax Equivalent     Tax Equivalent
       Fund                Class            Yield             Yield                Yield         Effective Yield
       ----                -----            -----             -----                -----         ---------------

Prime
Money Market Fund          Trust            4.39%             4.48%                 --                --

U.S. Treasury Fund         Trust            4.05%             4.13%                 --                --

Tax-Exempt Fund            Trust            2.57%             2.60%               4.25%             4.30%

Prime
Money Market Fund          Class A          4.29%             4.37%                 --                --

U.S. Treasury Fund         Class A          3.96%             4.02%                 --                --

Tax-Exempt Fund            Class A          2.47%             2.50%               4.09%             4.14%

Institutional
Prime Obligations Fund     Class I          4.83%             4.94%                 --                --

Institutional
U.S. Treasury Fund         Class I            --                --                  --                --

Institutional
Prime Obligations Fund     Class II         4.58%             4.68%                 --                --

Institutional
U.S. Treasury Fund         Class II           --                --                  --                --

Institutional
Prime Obligations Fund     Class III        4.33%             4.42%                 --                --

Institutional
U.S. Treasury Fund         Class III          --                --                  --                --



Yield of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds
--------------------------------------------------------------------------------

         The yield of each of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Capital Appreciation Funds and the Income Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Capital Appreciation Funds and the Income Funds.

         The Tax-Free Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Free Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

         For the 30-day period ending July 31, 1999, the yield and the tax equivalent yield of the Income Funds was:


                                                         Tax Equivalent
            Fund               Class        Yield             Yield
            ----               -----        -----             -----

Florida Tax-Exempt Fund      Class A        3.88%             6.42%
                             Trust          3.96%             6.56%

Municipal Bond Fund          Class A        4.01%             6.64%
                             Trust          4.10%             6.79%

Bond Fund                    Class A        5.43%             --
                             Trust          5.53%             --
                             Class B        4.60%             --

Government Income Fund       Class A        6.11%             --
                             Trust          6.22%             --

Limited Term Bond Fund       Class A        5.29%             --
                             Trust          5.38%             --

         For the 30-day period ending July 31, 1999, the yield of the Capital Appreciation Funds was:

         Fund                Class                   Yield
         ----                -----                   -----

Value Fund                   Trust                   0.63%
Regional Equity Fund         Trust                   0.28%
Balanced Fund                Trust                   2.84%
Equity Income Fund           Trust                   0.79%
Growth Fund                  Trust                  -0.38%
Small Cap Fund               Trust                  -0.99%
Enhanced Market Fund         Trust                   0.31%
Select Equity Fund           Trust                  -0.84%
Value Fund                   Class A                 0.38%
Regional Equity Fund         Class A                 0.03%
Balanced Fund                Class A                 2.59%
Equity Income Fund           Class A                 0.54%
Growth Fund                  Class A                -0.63%
Small Cap Fund               Class A                -1.24%
Enhanced Market Fund         Class A                 0.56%
Select Equity Fund           Class A                -1.10%
Value Fund                   Class B                -0.36%
Regional Equity Fund         Class B                -0.73%
Balanced Fund                Class B                 1.84%
Equity Income Fund           Class B                -0.21%
Growth Fund                  Class B                -1.39%
Small Cap Fund               Class B                -1.99%
Enhanced Market Fund         Class B                -0.44%
Select Equity Fund           Class B                -1.85%

Calculation of Total Return
---------------------------

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one-year and five-year periods ended July 31, 1999, average annual total return was as follows:



        Fund                   Class               One-Year          Five-Year
        ----                   -----               --------          ---------

Prime Money Market Fund        Trust               4.59%             4.99%
U.S. Treasury Fund             Trust               4.16%             4.70%
Tax-Exempt Fund                Trust               2.76%             3.08%
Prime Money Market Fund        Class A             4.48%             4.92%
U.S. Treasury Fund             Class A             4.06%             4.63%
Tax-Exempt Fund                Class A             2.66%             3.01%
Florida Tax-Exempt Fund        Class A             2.06%               --
Bond Fund                      Class A             2.58%             6.00%
Limited Term Bond Fund         Class A             4.01%             5.03%
Government Income Fund         Class A             2.62%             5.86%
Municipal Bond                 Class A             2.31%             3.71%
Institutional
  Prime Obligations Fund       Class I               --                --
Institutional
  U.S. Treasury Fund           Class I               --                --
Institutional
  Prime Obligations Fund       Class II              --                --
Institutional
  U.S. Treasury Fund           Class II              --                --
Institutional
  Prime Obligations Fund       Class III             --                --
Institutional
  U.S. Treasury Fund           Class III             --                --

         For the one-year and five-year periods ended July 31, 1999, average annual total return was as follows:

       Fund                    Class             One-Year          Five-Year
       ----                    -----             --------          ---------

Value Fund                     Trust             15.43%            19.61%
Regional Equity Fund           Trust             -9.57%            10.32%
Balanced Fund                  Trust              9.74%            13.71%
Growth Fund                    Trust             22.05%               --
Equity Income Fund             Trust             14.43%               --
Small Cap Fund                 Trust
Value Fund                     Class A           14.92%            18.38%
Regional Equity Fund           Class A           -9.85%             9.20%
Balanced Fund                  Class A            9.40%            12.55%
Growth Fund                    Class A           21.76%               --
Equity Income Fund             Class A            9.03%               --
Small Cap Fund                 Class A           -8.10%               --
Value Fund                     Class B           14.03%            18.95%
Regional Equity Fund           Class B           -9.85%             9.63%
Balanced Fund                  Class B            9.74%            13.04%
Growth Fund                    Class B           20.96%               --
Equity Income Fund             Class B           13.34%               --
Small Cap Fund                 Class B           -8.28%               --

         For the period from commencement of operations through July 31, 1999, the average annual total return was as follows:

                                         Commencement of Operations         Commencement
         Fund                  Class       through July 31, 1999          of Operations Date
         ----                  -----     --------------------------       ------------------

Prime Money Market Fund        Trust               5.33%                  August 8, 1988
U.S. Treasury Fund             Trust               5.08%                  September 8, 1988
Tax-Exempt Fund                Trust               3.06%                  June 27, 1988
Florida Tax-Exempt Fund        Trust               5.05%                  September 2, 1997
Municipal Bond Fund            Trust               5.90%                  September 2, 1997
Bond Fund                      Trust               7.94%                  September 2, 1997
Limited Term Bond Fund         Trust               6.78%                  September 2, 1997
Government Income Fund         Trust               5.69%                  September 2, 1997
Prime Money Market Fund        Class A             5.30%                  April 1, 1996
U.S. Treasury Fund             Class A             5.05%                  April 1, 1996
Tax-Exempt Fund                Class A             3.03%                  April 1, 1996
Florida Fund                   Class A             4.10%                  September 30, 1994
Municipal Bond Fund            Class A             5.72%                  July 1, 1997
Bond Fund                      Class A             7.51%                  December 1, 1988
Limited Term Bond Fund         Class A             6.34%                  February 1, 1988
Government Income Fund         Class A             4.94%                  October 1, 1993
Bond Fund                      Class B             7.75%                  September 2, 1997
Prime Money Market Fund        Class B             3.62%                  June 15, 1998
Institutional
  Prime Obligations Fund       Class I             4.31%                  September 15, 1998
Institutional
  U.S. Treasury Fund           Class I               --                   Not Funded
Institutional
  Prime Obligations Fund       Class II            1.96%                  February 19, 1999
Institutional


  U.S. Treasury Fund           Class II           --          Not Funded
Institutional
  Prime Obligations Fund       Class III        1.84%         February 22, 1999
Institutional
  U.S. Treasury Fund           Class III          --          Not Funded

         For the period from commencement of operations through July 31, 1999, the average annual total return was as follows:


                                            Commencement of Operations         Commencement
        Fund                   Class          through July 31, 1999          of Operations Date
        ----                   -----        --------------------------       ------------------

Value Fund                     Trust                 15.49%                   December 1, 1988
Regional Equity Fund           Trust                 12.36%                   December 1, 1988
Balanced Fund                  Trust                 12.97%                   December 19, 1991
Equity Income Fund             Trust                 17.01%                   March 20, 1997
Growth Fund                    Trust                 19.36%                   July 31, 1997
Small Cap Fund                 Trust                -11.30%                   March 2, 1998
Enhanced Market Fund           Trust                 40.10%                   September 1, 1998
Select Equity Fund             Trust                 19.62%                   September 1, 1998
Value Fund                     Class B               15.28%                   December 1, 1988
Regional Equity Fund           Class B               12.16%                   December 1, 1988
Balanced Fund                  Class B               12.70%                   December 19, 1991
Equity Income Fund             Class B               15.00%                   March 20, 1997
Growth Fund                    Class B               16.54%                   August 3, 1997
Small Cap Fund                 Class B              -14.77%                   March 2, 1998
Enhanced Market Fund           Class B               33.90%                   September 1, 1998
Select Equity Fund             Class B               13.59%                   September 1, 1998
Value Fund                     Class A               14.93%                   December 1, 1988
Regional Equity Fund           Class A               11.83%                   December 1, 1988
Balanced Fund                  Class A               12.22%                   December 19, 1991
Equity Income Fund             Class A               14.54%                   March 20, 1997
Growth Fund                    Class A               16.34%                   August 3, 1997
Small Cap Fund                 Class A              -14.27%                   March 2, 1998
Enhanced Market Fund           Class A               33.65%                   September 1, 1998
Select Equity Fund             Class A               14.08%                   September 1, 1998



Performance Comparisons
-----------------------

         YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

ALL FUNDS. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.

                             ADDITIONAL INFORMATION

Organization and Description of Shares
--------------------------------------


         The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988, to "AmSouth Mutual Funds" as of August 19, 1993 and to "AmSouth Funds" as of November 30, 1999 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has eighteen series of Shares which represent interests in the Prime Money Market Fund, the U.S. Treasury Fund, the Tax-Exempt Fund, the Value Fund, the Regional Equity Fund, the Bond Fund, the Limited Term Bond Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund, the Enhanced Market Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) when pertaining to the Shareholder Servicing Plan, and (iv) when pertaining to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than

10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder Liability
---------------------

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Miscellaneous
-------------

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

         As used in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of Shares in that Group, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of

Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.



         As of August 10, 1999, the trustees and officers of the Trust, as a group, owned less than 1% of the Trust Shares, of the Class A Shares and of the Class B Shares of any of the AmSouth Funds.

         As of August 10, 1999, AmSouth, 1901 Sixth Avenue-North, Birmingham, Alabama 35203 was the Shareholder of record of the outstanding voting shares of the Trust Shares of the Funds as follows: 92.68% of the Prime Money Market Fund, 46.91% of the U.S. Treasury Fund, 99.99% of the Tax-Exempt Fund, 97.49% of the Value Fund, 98.90% of the Regional Equity Fund, 98.19% of the Bond Fund, 99.09% of the Limited Term Bond Fund, 96.80% of the Balanced Fund, 98.67% of the Florida Fund, 100% of the Government Income Fund, 98.49% of the Municipal Bond Fund, 100% of the Equity Income Fund, 96.76% of the Growth Fund, 100% of the Small Cap Fund, 99.95% of the Enhanced Market Fund, and 100% of the Select Equity Fund. AmSouth was the Shareholder of record of 6.64% of the Class A Shares of the Select Equity Fund and 100% of the Class I, Class II and Class III Shares of the Institutional Prime Obligations Fund. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Trust Class of each of the above-mentioned Funds. The ultimate parent of AmSouth is AmSouth Bancorporation.

         As of August 10, 1999, National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Class A Shares of the Funds as follows: 99.54% of the Prime Money Market Fund, 97.86% of the Treasury Fund, 95.84% of the Tax-Exempt Fund, 7.44% of the Government Income Fund, 20.45% of the Bond Fund, 5.30% of the Limited Term Bond Fund, 36.55% of the Municipal Bond Fund, 68.22% of the Florida Fund, 13.75% of the Growth Fund, 54.19% of the Small Cap Fund, 5.57% of the Select Equity Fund, 5.23% of the Regional Equity Fund, and 12.41% of the Enhanced Market Fund. As of August 10, 1999 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Class B Shares of the Funds as follows: 82.16% of the Prime Money Market Fund, 7.56% of the Bond Fund, 7.98% of the Regional Equity Fund, 5.62% of the Small Cap Fund, 24.71% of the Limited Term Bond Fund, 99.38% of the Municipal Bond Fund, and 92.10% of the Florida Fund. National Financial Services Corporation under the 1940 Act may be deemed to be a controlling person of the Class A Shares of the Prime Money Market Fund, Treasury Fund, Tax-Exempt Fund, Municipal Bond Fund, Florida Fund and Small Cap Fund and the Class B Shares of the Prime Money Market Fund, Select Equity Fund, Municipal Bond Fund and Florida Fund.

         The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of August 10, 1999:

                       U.S. Treasury Fund -- Trust Shares
                       ----------------------------------

                               Number of
Name and Address               Shares                      Percentage
----------------               ------                      ----------

Hare & Co.                     160,484,114                 51.83%
One Wall Street
New York, NY  10286

                    Limited Term Bond Fund -- Class A Shares
                    ----------------------------------------

                               Number of
Name and Address               Shares                      Percentage
----------------               ------                      ----------

Morgan Keegan, Inc.            14,229                      5.32%
Robert P. Hall, IRA
19493 Scenic Hwy. 98
Fairhope, AL  36532

                      Municipal Bond Fund -- Class A Shares
                      -------------------------------------

                               Number of
Name and Address               Shares                      Percentage
----------------               ------                      ----------

Sterne Agee Leach Inc.         60,586                      21.09%
Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209


         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS



         The Independent Accountant's Report for the year ended July 31, 1999, Financial Statements for the AmSouth Funds for the period ended July 31, 1999, will be incorporated by reference to the Annual Report of the AmSouth Funds, dated as of such dates, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission by subsequent amendment prior to the effectiveness of their registration statements. A copy of each such report may be obtained without charge by contacting the Distributor, BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephone toll-free at 800-451-8382.

                                    APPENDIX

         SHORT-TERM RATINGS. Short-term credit ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Short-term credit rated A-1 by S&P indicates that the degree of safety regarding timely payment is extremely strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Short-term credit rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Short-term credit rated A-3 indicates adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Short-term credit rated B is regarded as having only speculative capacity for timely payment. Short-term credit rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Short-term credit rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes such payments will be made during such grace period.

         The rating Prime-1 is the highest short-term rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Short-term credit rated F-1 by Fitch IBCA is regarded as having the strongest capacity for timely payments. Short-term credit rated F-2 by Fitch IBCA is regarded as having a satisfactory capacity for timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Short-term credit rated F-3 has an adequate capacity for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated B have characteristics suggesting a minimal capacity for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. Issues related C have characteristics suggesting default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. Issues rated D denotes actual or imminent payment default. The plus (+) sign is used after a rating symbol to designate the relative status of an issuer within the rating category.

Corporate Debt and State and Municipal Bond Ratings.
----------------------------------------------------

         STANDARD & POOR'S CORPORATION. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         CC -- The rating "CC" is currently highly vulnerable to nonpayment.

         C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         MOODY'S INVESTOR SERVICES. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Other Ratings of Municipal Obligations
--------------------------------------

         The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.

Preferred Stock Ratings
-----------------------

         The following summarizes the ratings used by Moody's for preferred stock:

         "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         "baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         "ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         "b" An issue which is rate "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         "caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         "ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         "c" This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         The following summarizes the ratings used by Standard & Poor's for preferred stock:

         "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         "AA" A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         "C"  A preferred stock rated "C" is a nonpaying issue.

         "D" A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

         "N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         "Plus (+) or minus (-)" To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              AMSOUTH MUTUAL FUNDS

                        INSTITUTIONAL MONEY MARKET FUNDS

                       Statement of Additional Information


                                December 1, 1999


                                -----------------


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Institutional Prime Obligations Money Market Fund (formerly the AmSouth Institutional Prime Obligations Fund) and the AmSouth Institutional U.S. Treasury Money Market Fund (formerly the AmSouth Institutional U.S. Treasury Money Market Fund)(each a "Fund" and collectively the "Funds"), dated December 1, 1999. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. A copy of the Funds' Prospectus may be obtained by writing to AmSouth Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                              PAGE


AMSOUTH INSTITUTIONAL MONEY MARKET FUNDS..........................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
    Additional Information on Portfolio Instruments...............................................................2
    Investment Restrictions.......................................................................................9
    Additional Investment Restrictions...........................................................................11
    Portfolio Turnover...........................................................................................11

VALUATION........................................................................................................12

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................13
    Purchase of Shares...........................................................................................13
    Matters Affecting Redemption.................................................................................14
    Additional Tax Information...................................................................................15

MANAGEMENT OF THE TRUST..........................................................................................17
    Officers ....................................................................................................19
    Investment Adviser...........................................................................................20
    Portfolio Transactions.......................................................................................24
    Glass-Steagall Act...........................................................................................26
    Administrator................................................................................................27
    Expenses ....................................................................................................29
    Sub-Administrators...........................................................................................30
    Distributor..................................................................................................30
    Custodian....................................................................................................34
    Transfer Agent and Fund Accounting Services..................................................................34
    Auditors ....................................................................................................35
    Legal Counsel................................................................................................35

PERFORMANCE INFORMATION..........................................................................................35
    Yields of the Money Market Funds.............................................................................36
    Yield of the Capital Appreciation Funds, the Income Funds and
             the Tax-Free Funds..................................................................................38
    Calculation of Total Return..................................................................................40
    Performance Comparisons......................................................................................43

ADDITIONAL INFORMATION...........................................................................................44
    Organization and Description of Shares.......................................................................44


    Shareholder Liability........................................................................................45
    Miscellaneous................................................................................................46

FINANCIAL STATEMENTS.............................................................................................49

APPENDIX.........................................................................................................50

                       STATEMENT OF ADDITIONAL INFORMATION

                    AMSOUTH INSTITUTIONAL MONEY MARKET FUNDS


         AmSouth Funds (the "Trust") is an open-end management investment company. The Trust consists of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment portfolios (each a "Fund"). This Statement of Additional Information relates to two of these Funds: the AmSouth Institutional Prime Obligations Money Market Fund (the "Institutional Prime Obligations Fund") and the AmSouth Institutional U.S. Treasury Money Market Fund (the "Institutional U.S. Treasury Fund," and these two Funds being collectively referred to as the "Institutional Money Market Funds"). The Trust's other sixteen Funds, which are offered through separate prospectuses and have a separate Statement of Additional Information, are: the AmSouth Prime Money Market Fund (formerly the AmSouth Prime Obligations
Fund)(the "Prime Money Market Fund"), the AmSouth U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), the AmSouth Tax-Exempt Fund (the "Tax-Exempt Fund" and, collectively, with the Prime Money Market Fund and the U.S. Treasury Fund, the "Money Market Funds"), the AmSouth Value Fund (formerly the AmSouth Equity Fund)(the "Value Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Growth Fund(formerly the AmSouth Capital Growth Fund)(the "Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Equity Income Fund (the "Equity Income Fund"), the AmSouth Select Equity Fund (the "Select Equity Fund"), the AmSouth Enhanced Market Fund (the "Enhanced Market Fund" and, collectively with the Value Fund, the Regional Equity Fund, the Balanced Fund, the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund and the Enhanced Market Fund, the "Capital Appreciation Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Term Bond Fund (formerly the AmSouth Limited Maturity Fund)(the "Limited Term Bond Fund"), the AmSouth Government Income Fund (the "Government Income Fund"), the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), and the AmSouth Florida Tax-Exempt Fund (formerly the Florida Tax-Free Fund) (the "Florida Fund" and, collectively with the Bond Fund, the Limited Term Bond Fund, the Government Income Fund and the Municipal Bond Fund, the "Income Funds," and the Florida Fund and the Municipal Bond Fund sometimes collectively referred to herein as the "Tax-Free Funds").


         The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund offer three classes of Shares: Class I Shares, Class II Shares and Class III Shares. Some of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives, restrictions and policies of each Fund of the Trust as set forth in the respective Prospectus for that Fund.

         HIGH QUALITY INVESTMENTS WITH REGARD TO INSTITUTIONAL MONEY MARKET FUNDS. As noted in the Prospectus for the Institutional Money Market Funds, each Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment Adviser to the Trust ("Adviser") to present minimal credit risks under guidelines adopted by the Trust's Board of Trustees.

         With regard to the Institutional Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two national organizations recognized statistical ratings NRSROs"); or (ii) do not possess a rating, (I.E., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. For purposes of this investment limitation, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Institutional Prime Obligations Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (I.E., are unrated) but are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.

         The Institutional Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an

Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Adviser may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Institutional Prime Obligations Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.


         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. The Institutional Prime Obligations Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Institutional Prime Obligations Fund may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S.

corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         INSURANCE COMPANY FUNDING AGREEMENTS. The Institutional Prime Obligations Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Fund will only purchase a Funding Agreement (i) when the Adviser has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the 1940 Act, of the issuer, on any insurer, guarantor, provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Institutional Prime Obligations Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. The Institutional Prime Obligations Fund may, subject to its investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place assets consisting of U.S. government securities or other liquid high quality debt securities having a value equal to the repurchase price (including accrued interest), in a segregated custodial account and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The Institutional U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. The Institutional Prime Obligations Fund may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those such as GNMA and the Export-Import Bank of the United States, which are supported by the full faith and credit of the U.S. government; others, such as FNMA, which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or FHLMC, which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

         The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC. FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC but are not backed by the full faith and credit of the U.S. government.

         ASSET-BACKED SECURITIES. The Institutional Prime Obligations Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period, typically 18 months. The CARD'S principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. CARDS have monthly payment schedules, weighted-average lives of 18-24 months and stated final maturities ranging from 3 to 5 years. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.


         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Institutional Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund.


         INVESTMENT COMPANY SECURITIES. The Institutional Prime Obligations Fund may invest in the securities of other money market funds that have similar policies and objectives provided that no more than 10% of the Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds.

         SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Adviser and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, the Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

Investment Restrictions
-----------------------

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses).

INSTITUTIONAL PRIME OBLIGATIONS FUND

         The Institutional Prime Obligations Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Institutional Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Institutional Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

         2. Purchase any securities which would cause more than 25% of the value of the Institutional Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

INSTITUTIONAL U.S. TREASURY FUND

         The Institutional U.S. Treasury Fund may not purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

INSTITUTIONAL PRIME OBLIGATIONS FUND AND INSTITUTIONAL U.S. TREASURY FUND

         The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund may not:

         1. Borrow money or issue senior securities, except that each Institutional Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. An Institutional Money Market Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

         2. Make loans, except that each Institutional Money Market Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

         3. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;

         4. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by the Institutional Prime Obligations Fund, in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         5. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the Institutional Prime Obligations Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the Institutional Prime Obligations Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Institutional Prime Obligations Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Institutional Prime Obligations Fund) having an aggregate value in excess of 10% of the value of the Institutional Prime Obligations Fund's total assets;

         6. Invest in any issuer for purposes of exercising control or management;

         7. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment Adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         8. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

         The Institutional Money Market Funds may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Institutional Money Market Funds may not write or purchase put or call options.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Additional Investment Restrictions
----------------------------------

         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Institutional Money Market Funds is expected to be zero percent for regulatory purposes.

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the Adviser believes investment considerations warrant such sale or purchase. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders.

                                    VALUATION

         As indicated in the Prospectus, the net asset value of each Institutional Money Market Fund is determined and the Shares of each Fund are priced as of 2:00 p.m. and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

         The Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Institutional Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Institutional Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each of the Trust's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at or AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares of the Trust may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.

Purchase of Shares
------------------

         As stated in the Prospectus, the public offering price of the Class I, Class II, and Class III Shares is their net asset value per Share, as next computed after an order is received.

         Shares of the Institutional Money Market Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or by a financial institution that provides certain administrative support services for their customers or accountholders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by Financial Institutions and their Customers are invested by the Distributor in Shares of an Institutional Money Market Fund. This Prospectus should be read in conjunction with information received from the Financial Institutions.

         Shares of the Institutional Money Market Funds sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or similar capacity on behalf of Customers will normally be held of record by Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institution and reflected in the account statements provided by Financial Institutions to Customers.

         There is no sales charge imposed by the Trust in connection with the purchase of Shares of an Institutional Money Market Fund.

         Shares of the Institutional Money Market Funds are purchased at the appropriate net asset value per Share next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time. Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors use federal funds to purchase Shares.

         Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

Matters Affecting Redemption
----------------------------

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.


         The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation" above. The Trust reserves the right to convert, at net asset value, Class I Shares of any Shareholder to Trust Shares if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in Class I Shares of an Institutional Money Market Fund has a value of less than $3 million. Accordingly, an investor purchasing Class I Shares of an Institutional Money Market Fund in only the minimum investment amount may be subject to such involuntary conversion to Trust Shares of a Money Market Fund if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to convert Class I Shares to Trust Shares, the Shareholder will be given notice that the value of the Class I Shares in his or her account is less than the minimum amount and the Shareholder will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $3 million.


Additional Tax Information
--------------------------

         Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of each Institutional Money Market Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends received deduction for corporate shareholders. The Institutional Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the Institutional U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemption for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax advisers concerning their own tax situation and the application of state and local taxes.

         It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. By following such policy, the Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         A non-deductible 4% excise tax is imposed on a regulated investment company that does not distribute in each calendar year (regardless of whether it has a non-calendar taxable year) an amount at least equal to the sum of 98% of its "ordinary income" (as defined) for the calendar year, 98% of its capital gain net income for the 1-year period ending on October 31 of such calendar year, and any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the excise tax threshold, the Fund would be subject to the 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.

         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.

         The Funds each expect to qualify to be taxed as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             MANAGEMENT OF THE TRUST

Trustees
--------

         Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently five Trustees, one of whom is an "interested person" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                             Position(s) Held  Principal Occupation
Name and Address                     Age     With the Trust    During the Past 5 Years
----------------                     ---     --------------    -----------------------

J. David Huber*                      53      Chairman          From June 1987 to present, employee of
3435 Stelzer Road                                              BISYS Fund Services Limited
Columbus, Ohio  43219                                          Partnership

Dick D. Briggs, Jr., M.D.            65      Trustee           From September 1989 to present,
459 DER Building                                               Emeritus Professor and Eminent Scholar
1808 7th Avenue South                                          Chair, Univ. of Alabama at Birmingham;
UAB Medical Center                                             from October 1979 to present, Physician,
Birmingham, Alabama 35294                                      University of Alabama Health Services
                                                               Foundation; from 1981 to 1995,
                                                               Professor and Vice Chairman, Dept. of
                                                               Medicine, Univ. of Alabama at
                                                               Birmingham School of Medicine; from
                                                               1988 to 1992, President, CEO and
                                                               Medical Director, Univ. of Alabama
                                                               Health Services Foundation

Wendell D. Cleaver                   64      Trustee           From September 3, 1993 to present,
209 Lakewood Drive, West                                       retired; from December 1988 to August,
Mobile, Alabama 36608                                          1993, Executive Vice President, Chief
                                                               Operating Officer and Director, Mobile
                                                               Gas Service Corporation

Homer H. Turner, Jr.                 71      Trustee           From June 1991 to present, retired; until
751 Cary Drive                                                 June 1991, Vice President, Birmingham
Auburn, Alabama  36830-2505                                    Division, Alabama Power Company

James H. Woodward, Jr.               59      Trustee           From 1996 to present, Trustee, The
The University of North                                        Sessions Group; from July 1989 to
Carolina at Charlotte Charlotte,                               present, Chancellor, The
North Carolina 28223                                           University of North Carolina at
                                                               Charlotte; from April 1997 to
                                                               present, Trustee, BISYS Variable
                                                               Insurance Funds; from August 1984
                                                               to July 1989, Senior Vice
                                                               President, University College,
                                                               University of Alabama at Birmingham


--------------------------

     * Indicates an "interested person" of the Trust as defined in the 1940 Act.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee.


OFFICERS

         The officers of each Fund, their current addresses, their age, and principal occupation during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):



                                   Position(s) Held                           Principal Occupation
Name and Address          Age      With the Trust                              During Past 5 Years
----------------          ---     ----------------                            --------------------

John F. Calvano         39           President                      From September 1999 to present, Senior Vice
                                                                    President, AmSouth Bank; from October 1994 to
                                                                    September 1999, employee of BISYS Fund
                                                                    Services Limited Partnership; from July 1992 to
                                                                    August 1994, investment representative, BA
                                                                    Investment Services; and from October 1986 to
                                                                    July 1994, Marketing Manager, Great Western
                                                                    Investment Management.

Walter B. Grimm         53           Vice President                 From June 1992 to present, employee of BISYS
                                                                    Fund Services Limited Partnership; from 1990
                                                                    to 1992, President and CEO, Security
                                                                    Bancshares; from July 1981 to 1990, President
                                                                    of Leigh Investments Consulting (investments
                                                                    firm).

Charles L. Booth        39           Treasurer                      From 1988 to present, employee of BISYS Fund
                                                                    Services Limited Partnership.

Jeffrey C. Cusick       38           Assistant Secretary            An employee of BISYS Fund Services, Inc.
                                                                    since July 1995, and an officer of other
                                                                    investment companies administered by the
                                                                    Administrator or its affiliates.  From September
                                                                    1993 to July 1995, he was Assistant Vice
                                                                    President of Federated Administrative Services.

Alaina V. Metz           32           Assistant Secretary           From  June 1995 to present, Chief
                                                                    Administrator, Administrative and Regulatory
                                                                    Services, BISYS Fund Services Limited
                                                                    Partnership; from May 1989 to June 1995,
                                                                    Supervisor, Mutual Fund Legal Department,
                                                                    Alliance Capital Management.


         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Cusick, Grimm and Booth and Ms. Metz are employees of BISYS Fund Services Limited Partnership.

                              COMPENSATION TABLE  (1)
                              ------------------


                                             Pension or                           Total
                         Aggregate           Retirement          Estimated        Compensation
                         Compensation        Benefits Accrued    Annual           from AmSouth
Name of                  from AmSouth        As Part of          Benefits Upon    Mutual Funds
Position                 Fund Expenses       Fund Expenses       Retirement       Paid to Trustee
--------                 -------------       -------------       ----------       ---------------

J. David Huber           None                None                None             None

James H.                 $14,000             None                None             $14,000
Woodward, Jr.

Homer H. Turner          $14,000             None                None             $14,000

Wendell D. Cleaver       $14,000             None                None             $14,000

Dick D. Briggs, Jr.,     $14,000             None                None             $14,000
M.D.

(1) Figures are for the Trust's fiscal year ended July 31, 1999.

Investment Adviser
------------------


         Investment advisory and management services are provided to the Money Market Funds, the Capital Appreciation Funds and the Income Funds (except the Limited Term Bond Fund) by the Adviser pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Term Bond Fund by the Adviser pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."

         In selecting investments for the Value Fund, the Balanced Fund and the Regional Equity Fund, the Adviser employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The Adviser's approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.


         In selecting investments for each of the Income Funds and the Balanced Fund, the Adviser attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The Adviser seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.


         Under the Advisory Agreements, the fee payable to the Adviser by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Money Market Fund - forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Institutional Prime Obligations Fund twenty one-hundredths of one percent (0.20%); the Institutional U.S. Treasury Fund - twenty one-hundredths of one percent (0.20%); the Value Fund - eighty one-hundredths of one percent (0.80%) annually; the Regional Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Tax-Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Term Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Small Cap Fund - one hundred twenty one-hundredths of one percent (1.20%) annually; the Select Equity Fund - eighty one hundredths of one percent (.80%) annually; and the Enhanced Market Fund forty-five hundredths of one percent (.45%) annually. A fee agreed to in writing from time to time by the Trust and the Adviser may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

         For the fiscal years ended July 31, 1999, July 31, 1998, and July 31, 1997, the Adviser received the following investment advisory fees:

                                                   Fiscal Year Ended

                            July 31, 1999                    July 31, 1998                     July 31, 1997
                           --------------                   ---------------                   --------------

                                         Amount                           Amount                             Amount
                         Earned          Waived           Earned          Waived          Earned             Waived
                         ------          ------           ------          ------          ------             ------

Balanced Fund             $3,046,371       --         $3,005,940              --       $2,855,190                --
Growth Fund                  207,326       --             70,873              --               --                --
Enhanced Market Fund          78,331       --                 --              --               --                --
Value Fund                 8,292,490       --          7,981,703              --        3,733,019                --
Equity Income Fund           324,890       --            267,522              --           36,130                --
Regional Equity Fund         856,308       --          1,263,837          $1,000          953,375                --
Select Equity Fund           129,762       --                 --              --               --                --
Small Cap Fund               127,255       --             33,202              --               --                --
Bond Fund                  2,319,255   $535,215        2,056,000         475,000          969,000          $224,000
Government Income Fund        61,967     33,367           69,000          37,000           90,000            48,000
Limited Term Bond Fund       734,542    169,510          774,000         179,000          322,000            74,000
Florida Tax-Exempt Fund      460,845    248,147          369,000         199,000          340,000           183,000
Municipal Bond Fund        2,120,841    815,707        2,170,000         835,000          181,117            70,000
Prime Money Market Fund    2,765,375       --          2,515,690              --        2,366,707                --
U.S. Treasury Fund         1,261,718       --          1,256,351              --        1,325,127                --
Tax-Exempt Fund              383,340    191,672          354,000         176,963          321,570           160,785
Institutional Prime
  Obligations Fund           198,365    128,935               --              --               --                --
Institutional U.S. Treasury
  Fund                            --         --               --              --               --                --


         Each of the Advisory Agreements provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 2000 as to each of the Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund, and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Term Bond Fund until January 31, 2000 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Term Bond Fund, and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the Adviser. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.


         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment adviser including, but not limited to,
(i) descriptions of the adviser's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the adviser's operations.

         AmSouth also serves as Sub-Administrator for the Trust. See "SUB-ADMINISTRATOR" below.

Investment Sub-Advisers
-----------------------

         Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Adviser") pursuant to a Sub- Advisory Agreement dated as of March 12, 1997 between the Adviser and Rockhaven ("Sub- Advisory Agreement"). Investment sub-advisory services are provided to the Growth Fund by Peachtree Asset Management ("Peachtree" or "Sub-Adviser") pursuant to a Sub-Advisory Agreement dated July 31, 1997 between the Adviser and Peachtree. Investment sub-advisory services are provided to the Small Cap Fund by Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Adviser") pursuant to a Sub-Advisory Agreement dated as of March 2, 1998 between the Adviser and Sub-Adviser (a "Sub-Advisory Agreement"). Investment sub- advisory services are provided to the Select Equity Fund and the Enhanced Market Fund pursuant to a Sub-Advisory Agreement dated as of September 1, 1998 between the Adviser and OakBrook Investments, LLC ("OakBrook" or "Sub-Adviser").

         The Sub-Advisers shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that a Sub-Adviser shall be liable to the Adviser for a loss resulting from a breach of fiduciary duty by the Sub-Adviser under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund until January 31, 2000, with respect to the Growth Fund until July 31, 2000, with respect to the Small Cap Fund until January 31, 2000, and with respect to the Select Equity Fund and Enhanced Market Fund until January 31, 2000, and each Sub-Advisory Agreement shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the respective Fund and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Adviser or Sub-Adviser on 60 days written notice. Each Sub-Advisory Agreement will also immediately terminate in the event of its assignment.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of a Sub-Adviser including, but not limited to, (i) descriptions of the Sub-Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sub-Adviser's operations.

Portfolio Transactions
----------------------

         Pursuant to the Advisory Agreements, the Adviser or Sub-Adviser determines, subject to the general supervision of the Board of Trustees and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Adviser and Sub-Adviser generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and the Sub-Adviser in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser or Sub-Adviser may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to the Adviser or the Sub-Adviser. Such information may be useful to the Adviser or Sub-Adviser in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Sub-Adviser in carrying out their obligations to the Trust.

         To the extent permitted by applicable rules and regulations, either AmSouth or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through an affiliate of AmSouth. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser or Sub-Adviser. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser or Sub-Adviser believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Adviser or Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Adviser or Sub-Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser or Sub-Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:


                                                 Fiscal Year Ended

                                    July 31, 1999         July 31, 1998         July 31, 1997
                                    -------------         -------------         -------------

Balanced Fund                            $132,669              $365,522              $145,513
Growth Fund                                34,442                    NA                    NA
Enhanced Market Fund                       20,125**                  NA                    NA
Value Fund                                534,115               592,269               397,221
Equity Income Fund                        119,234               615,317                28,462*
Regional Equity Fund                      128,351               182,346                98,747
Select Equity Fund                         13,150**                  NA                    NA
Small Cap Fund                            108,710                    NA                    NA


*For the period March 30, 1997 to July 31, 1997.
** For the period September 1, 1998 to July 31, 1999.

         During the period from September 1, 1998 to July 31, 1999, the Select Equity Fund paid aggregate brokerage commissions of $30 to AmSouth Brokerage Services, an affiliate of AmSouth. The aggregate brokerage commission paid to AmSouth Brokerage Services was less than 1% of the aggregate commissions paid to brokers by the Fund for the period ended July 31, 1999. Additionally, the aggregate dollar amount of transactions involving the payment of commissions effected through AmSouth Brokerage Services was less than 1% of the aggregate dollar amount of such transactions for the Fund for the period ended July 31, 1999.

Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

Administrator
-------------

         ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Advisory Agreements, the Sub-Advisers under the Sub-Advisory Agreements, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust).

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the Adviser under the Advisory Agreements, the Sub-Advisers under the Sub-Advisory Agreements, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its fund accounting agreement and BISYS Fund Services Ohio, Inc. under its transfer agency agreement with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund (except the Institutional Money Market Funds) equal to the lesser of
(a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Institutional Money Market Fund equal to the lesser of (a) a fee computed at the annual rate of (0.10%) of an Institutional Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.

         For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees:


                                            Fiscal Year or Period Ended

                                  July 31, 1999             July 31, 1998                      July 31, 1997
                                  -------------             -------------                      -------------

                                               Amount                     Amount                             Amount
                              Earned           Waived     Earned          Waived           Earned            Waived
                              ------           ------     ------          ------           ------            ------


Balanced Fund               $761,600               --   $751,492              --         $714,000          $165,000
Growth Fund                   51,832          $51,832     18,000         $16,000               --                --
Enhanced Market Fund          35,097           35,097         --              --               --                --
Value Fund                 2,073,141               --  1,995,442              --          934,000           188,000
Equity Income Fund            81,223               --     66,881              --            9,033                --
Regional Equity Fund         214,079               --    316,102              --          239,000            51,000
Select Equity Fund            32,564           32,564         --              --               --                --
Small Cap Fund                21,209           21,209      6,000           6,000               --                --
Bond Fund                    713,624          285,450    633,000         475,000          298,000           119,000
Government Income Fund        19,067            9,450     21,000          10,000           28,000            14,000
Limited Term Bond Fund       226,015           90,406    238,000          95,000           99,000            40,000
Florida Tax-Exempt Fund      141,800           70,899    114,000          57,000          104,000            53,000
Municipal Bond Fund          652,573          261,029    668,000         267,000           55,000            22,000
Prime Money Market Fund    1,382,700               --  1,257,853              --        1,183,357                --
U.S. Treasury Fund           630,865               --    628,179              --          662,565                --
Tax-Exempt Fund              191,672               --    176,963              --          160,785                --
Institutional Prime
  Obligations Fund            99,181           69,427         --              --               --                --
Institutional U.S. Treasury Fund  --               --         --              --               --                --        --


         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses
--------

         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

         AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. No Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Fund; such costs will be borne by the Distributor.


         As a general matter, expenses are allocated to the Trust, Class A, Class B, Class I, Class II and Class III Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A, Class B Shares, Class II and Class III, other than in accordance with the relative net asset value of the class, are expenses under the Servicing Plan which relates only to the Class A Shares and the Distribution Plan which relates only to the Class B Shares.


Sub-Administrators
------------------

         AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal years ended July 31, 1999 and July 31, 1998, AmSouth received $2,184,291 and $1,924,684, respectively, with respect to the Trust.

         BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

Distributor
-----------

         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 2000, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         Class A Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Class A Shares of each Fund.

         The Servicing Plan was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Servicing Plan (the "Independent Trustees"). The Servicing Plan reflects the creation of the Class A Shares, and provides for fees only upon that Class.

         The Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A Shares of that Fund. The Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Class A Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Servicing Plan) indicating the purposes for which such expenditures were made.

         Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of the Class B Shares of each Fund which includes a Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each

Fund; Class II Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class II Shares of each Fund; Class III Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of the Class III Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the Class B, Class II or Class III Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class B, Class II or Class III Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class B, Class II or Class III Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class B, Class II or Class III Shares.

         The Distribution Plan was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees").

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to the Class B, Class II or Class III Shares of any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B, Class II or Class III Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to the Class B, Class II or Class III Shares of a Fund requires the approval of the holders of that Fund's Class B, Class II or Class III Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.


         For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, the Distributor received the following servicing fees with respect to the Class A Shares and the following distribution fees with respect to the Class B, Class II and Class III Shares from the following Funds:

                                                   Fiscal Year Ended

                              July 31, 1999                    July 31, 1998                      July 31, 1997
                           ------------------               ------------------               --------------------
                                    Class A Shares              Class A Shares                   Class A Shares
                                         Amount                           Amount                             Amount
                         Earned          Waived           Earned          Waived           Earned            Waived
                         ------          ------           ------          ------           ------            ------

Balanced Fund          $113,423              --         $113,853            $341               --                --
Growth Fund              28,262              --           12,190              37               --                --
Enhanced Market Fund     27,092          $9,055               --              --               --                --
Value Fund              178,812              --          145,774             437               --                --
Equity Income Fund       58,845              --           55,674             167               --                --
Regional Equity Fund     76,403              --          114,873             344               --                --
Select Equity Fund       28,366          10,391               --              --               --
Small Cap Fund            3,080              --            1,091               7               --                --
Bond Fund                 7,330              --           15,851           9,530               --                --
Government Income Fund    6,909              --           21,290          12,799               --                --
Limited Term Bond Fund    7,521           4,513            8,171           4,912               --                --
Florida Tax-Exempt Fund   9,991              --           13,848           8,325               --                --
Municipal Bond Fund       5,843              --            4,831           2,904               --                --
Prime Money Market Fund 336,424         201,863          305,250         183,129         $305,882          $182,913
U.S. Treasury Fund       16,054           9,633           19,155          11,498           27,598            16,307
Tax-Exempt Fund          62,542         137,562           58,152          34,888           50,267            31,033






                                                   Fiscal Year Ended

                              July 31, 1999                    July 31, 1998                      July 31, 1997
                           ------------------               ------------------               --------------------
                                    Class B Shares              Class B Shares                   Class B Shares
                                         Amount                           Amount                             Amount
                         Earned          Waived           Earned          Waived           Earned            Waived
                         ------          ------           ------          ------           ------            ------

Balanced Fund           $78,669              --          $21,204              --               --                --
Growth Fund              51,893              --           15,982              --               --                --
Enhanced Market Fund     20,045              --               --              --               --                --
Value Fund              102,305              --           33,233              --               --                --
Equity Income Fund       77,644              --           35,433              --               --                --
Regional Equity Fund     15,114              --           11,461              --               --                --
Select Equity Fund        8,018              --               --              --               --                --
Small Cap Fund            8,620              --            2,093              --               --                --
Bond Fund                16,859              --            1,542              --               --                --
Government Income Fund       --              --               --              --               --                --
Limited Term Bond Fund    4,053              --               --              --               --                --
Florida Tax-Exempt Fund   1,086              --               --              --               --                --
Municipal Bond Fund          --              --               --              --               --                --
Prime Money Market Fund   1,468              --               --              --               --                --
U.S. Treasury Fund           --              --               --              --               --                --
Tax-Exempt Fund              --              --               --              --               --                --


                                                   Fiscal Year Ended


                              July 31, 1999                    July 31, 1998                      July 31, 1997
                           ------------------               ------------------               --------------------
                                    Class II Shares             Class II Shares                  Class II Shares
                                         Amount                           Amount                             Amount
                         Earned          Waived           Earned          Waived           Earned            Waived
                         ------          ------           ------          ------           ------            ------

Institutional Prime
  Obligations Fund      $17,200              --               --              --               --                --



Institutional U.S. Treasury
  Fund                       --              --               --              --               --                --


                                                   Fiscal Year Ended

                              July 31, 1999                    July 31, 1998                      July 31, 1997
                           ------------------               ------------------               --------------------
                                    Class III Shares            Class III Shares                 Class III Shares
                                         Amount                           Amount                             Amount
                         Earned          Waived           Earned          Waived           Earned            Waived
                         ------          ------           ------          ------           ------            ------

Institutional Prime
  Obligations Fund      $15,473              --               --              --               --                --
Institutional U.S.
  Treasury Fund              --              --               --              --               --                --


         All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares, Class II Shares or Class III Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares, Class II Shares or Class III Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

Custodian
---------

         AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

Transfer Agent and Fund Accounting Services.
-------------------------------------------

         BISYS Fund Services Ohio, Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.

         BISYS Fund Services, Inc. ("Fund Accountant") provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Fund Accountant receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each tax exempt fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.


Independent Accountants
-----------------------

         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by PricewaterhouseCoopers LLP, former independent accountants for the Trust, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. For the fiscal year ending July 31, 2000, Ernst & Young has been selected as the independent accountants for the Trust. Ernst & Young's address is 10 West Broad Street, Columbus, OH 43215.

Legal Counsel
-------------

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333, are counsel to the Trust.


                             PERFORMANCE INFORMATION

General
-------

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

         Investors may also judge the performance of each Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. and Donoghue's Money Fund Report. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

         Information about the performance of a Fund is based on the Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Fund, operating expenses, and marketing conditions. Any fees charged by a Financial Institution with respect to customer accounts investing in Shares of a Fund will not be included in performance calculations.

Yields of The Money Market Funds
--------------------------------

         The "yield" of each of Money Market Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.


         The Tax-Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax-Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Exempt Fund is computed by dividing that portion of the effective yield of the Tax-Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax-Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         For the seven-day period ended July 31, 1999, the yield, effective yield, the tax equivalent yield and the tax equivalent effective yield of the Trust Shares and Class A Shares of each Money Market Fund, calculated as described, above was as follows:

                                                                     Effective         Tax Equivalent      Tax Equivalent
            Fund           Class            Yield                      Yield                Yield          Effective Yield
            ----           -----            -----                      -----                -----          ---------------

Prime
Money Market Fund          Trust            4.39 %                     4.48 %                    --                --

U.S. Treasury Fund         Trust            4.05 %                     4.13 %                    --                --

Tax-Exempt Fund            Trust            2.57 %                     2.60 %                    4.25 %            4.30 %

Prime
Money Market Fund          Class A          4.29 %                     4.37 %                    --                --

U.S. Treasury Fund         Class A          3.96 %                     4.02 %                    --                --


Tax-Exempt Fund            Class A                   2.47 %            2.50 %           4.09 %         4.14 %

Institutional
Prime Obligations Fund     Class I                   4.83 %            4.94 %           --             --

Institutional
U.S. Treasury Fund         Class I                   --                --               --             --

Institutional
Prime Obligations Fund     Class II                  4.58 %            4.68 %           --             --

Institutional
U.S. Treasury Fund         Class II                  --                --               --             --

Institutional
Prime Obligations Fund     Class III                 4.33 %            4.42 %           --             --

Institutional
U.S. Treasury Fund         Class III                 --                --               --             --



Yield of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds
--------------------------------------------------------------------------------

         The yield of each of the Capital Appreciation Funds, the Income Funds and the Tax- Free Funds will be computed by annualizing net investment income per share for a recent 30- day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Capital Appreciation Funds and the Income Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Capital Appreciation Funds and the Income Funds.

         The Tax-Free Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Free Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

         For the 30-day period ending July 31, 1999, the yield and the tax equivalent yield of the Income Funds was:



                                                         Tax Equivalent
            Fund               Class        Yield        Yield
            ----               -----        -----        --------------

Florida Tax-Exempt Fund      Class A        3.88%             6.42%
                             Trust          3.96%             6.56%

Municipal Bond Fund          Class A        4.01%             6.64%
                             Trust          4.10%             6.79%

Bond Fund                    Class A        5.43%             --
                             Trust          5.53%             --
                             Class B        4.60%             --

Government Income Fund       Class A        6.11%             --
                             Trust          6.22%             --

Limited Term Bond Fund       Class A        5.29%             --
                             Trust          5.38%             --

         For the 30-day period ending July 31, 1999, the yield of the Capital Appreciation Funds was:

            Fund               Class                 Yield
            ----               -----                 -----

Value Fund                   Trust                   0.63 %
Regional Equity Fund         Trust                   0.28 %
Balanced Fund                Trust                   2.84 %
Equity Income Fund           Trust                   0.79 %
Growth Fund                  Trust                  -0.38 %


Small Cap Fund                Trust           -0.99%
Enhanced Market Fund          Trust            0.31%
Select Equity Fund            Trust           -0.84%
Value Fund                    Class A          0.38%
Regional Equity Fund          Class A          0.03%
Balanced Fund                 Class A          2.59%
Equity Income Fund            Class A          0.54%
Growth Fund                   Class A         -0.63%
Small Cap Fund                Class A         -1.24%
Enhanced Market Fund          Class A          0.56%
Select Equity Fund            Class A         -1.10%
Value Fund                    Class B         -0.36%
Regional Equity Fund          Class B         -0.73%
Balanced Fund                 Class B          1.84%
Equity Income Fund            Class B         -0.21%
Growth Fund                   Class B         -1.39%
Small Cap Fund                Class B         -1.99%
Enhanced Market Fund          Class B         -0.44%
Select Equity Fund            Class B         -1.85%


Calculation of Total Return
---------------------------

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one-year and five-year periods ended July 31, 1999, average annual total return was as follows:



            Fund                  Class             One-year          Five-year
            ----                  -----             --------          ---------

Prime Money Market Fund           Trust                4.59%          4.99%
U.S. Treasury Fund                Trust                4.16%          4.70%
Tax-Exempt Fund                   Trust                2.76%          3.08%
Prime Money Market Fund           Class A              4.48%          4.92%
U.S. Treasury Fund                Class A              4.06%          4.63%
Tax-Exempt Fund                   Class A              2.66%          3.01%
Florida Tax-Exempt Fund           Class A              2.06%          --
Bond Fund                         Class A              2.58%          6.00%
Limited Term Bond Fund            Class A              4.01%          5.03%
Government Income Fund            Class A              2.62%          5.86%
Municipal Bond                    Class A              2.31%          3.71%
Institutional
  Prime Obligations Fund          Class I              --             --
Institutional
  U.S. Treasury Fund              Class I              --             --
Institutional
  Prime Obligations Fund          Class II             --             --
Institutional
  U.S. Treasury Fund              Class II             --             --
Institutional
  Prime Obligations Fund          Class III            --             --
Institutional
  U.S. Treasury Fund              Class III            --             --

         For the one-year and five-year periods ended July 31, 1999, average annual total return was as follows:

            Fund             Class               One-year        Five-year
            ----             -----               --------        ---------

Value Fund                    Trust               15.43%          19.61%
Regional Equity Fund          Trust               -9.57%          10.32%
Balanced Fund                 Trust                9.74%          13.71%
Growth Fund                   Trust               22.05%          --
Equity Income Fund            Trust               14.43%          --
Small Cap Fund                Trust                               --
Value Fund                    Class A             14.92%          18.38%
Regional Equity Fund          Class A             -9.85%           9.20%
Balanced Fund                 Class A              9.40%          12.55%
Growth Fund                   Class A             21.76%          --
Equity Income Fund            Class A              9.03%          --
Small Cap Fund                Class A             -8.10%          --
Value Fund                    Class B             14.03%          18.95%
Regional Equity Fund          Class B             -9.85%           9.63%
Balanced Fund                 Class B              9.74%          13.04%
Growth Fund                   Class B             20.96%          --
Equity Income Fund            Class B             13.34%          --
Small Cap Fund                Class B             -8.78%          --

         For the period from commencement of operations through July 31, 1999, the average annual total return was as follows:

                                        Commencement of Operations    Commencement
            Fund                  Class    Through July 31, 1999    of Operations Date
            ----                  -----    ---------------------    ------------------

Prime Money Market Fund           Trust               5.33%       August 8, 1988
U.S. Treasury Fund                Trust               5.08%       September 8, 1988
Tax-Exempt Fund                   Trust               3.06%       June 27, 1988
Florida Tax-Exempt Fund           Trust               5.05%       September 2, 1997
Municipal Bond Fund               Trust               5.90%       September 2, 1997
Bond Fund                         Trust               7.94%       September 2, 1997
Limited Term Bond Fund            Trust               6.78%       September 2, 1997
Government Income Fund            Trust               5.69%       September 2, 1997
Prime Money Market Fund           Class A             5.30%       April 1, 1996
U.S. Treasury Fund                Class A             5.05%       April 1, 1996
Tax-Exempt Fund                   Class A             3.03%       April 1, 1996
Florida Tax-Exempt Fund           Class A             4.10%       September 30, 1994
Municipal Bond Fund               Class A             5.72%       July 1, 1997
Bond Fund                         Class A             7.51%       December 1, 1988
Limited Term Bond Fund            Class A             6.34%       February 1, 1988
Government Income Fund            Class A             4.94%       October 1, 1993
Bond Fund                         Class B             7.75%       September 2, 1997
Prime Money Market Fund           Class B             3.62%       June 15, 1998
Institutional
  Prime Obligations Fund          Class I             4.31%       September 15, 1998
Institutional
  U.S. Treasury Fund              Class I              --         Not Funded
Institutional
  Prime Obligations Fund          Class II            1.96%       February 19, 1999
Institutional
  U.S. Treasury Fund              Class II             --         Not Funded
Institutional
  Prime Obligations Fund          Class III           1.84%       February 22, 1999
Institutional
  U.S. Treasury Fund              Class III            --         Not Funded

         For the period from commencement of operations through July 31, 1999, the average annual total return was as follows:

                                     Commencement of Operations     Commencement
            Fund              Class    Through July 31, 1999    of Operations Date
            ----              -----    ---------------------    ------------------

Value Fund                    Trust               15.49%       December 1, 1988
Regional Equity Fund          Trust               12.36%       December 1, 1988
Balanced Fund                 Trust               12.97%       December 19, 1991
Equity Income Fund            Trust               17.01%       March 20, 1997
Growth Fund                   Trust               19.36%       July 31, 1997
Small Cap Fund                Trust              -11.30%       March 2, 1998
Enhanced Market Fund          Trust               40.10%       September 1, 1998


Select Equity Fund            Trust               19.62%       September 1, 1998
Value Fund                    Class B             15.28%       December 1, 1988
Regional Equity Fund          Class B             12.16%       December 1, 1988
Balanced Fund                 Class B             12.70%       December 19, 1991
Equity Income Fund            Class B             15.00%       March 20, 1997
Growth Fund                   Class B             16.54%       August 3, 1997
Small Cap Fund                Class B            -14.77%       March 2, 1998
Enhanced Market Fund          Class B             33.90%       September 1, 1998
Select Equity Fund            Class B             13.59%       September 1, 1998
Value Fund                    Class A             14.93%       December 1, 1988
Regional Equity Fund          Class A             11.83%       December 1, 1988
Balanced Fund                 Class A             12.22%       December 19, 1991
Equity Income Fund            Class A             14.54%       March 20, 1997
Growth Fund                   Class A             16.34%       August 3, 1997
Small Cap Fund                Class A            -14.27%       March 2, 1998
Enhanced Market Fund          Class A             33.66%       September 1, 1998
Select Equity Fund            Class A             14.08%       September 1, 1998


Performance Comparisons
-----------------------

         YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/ Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

ALL FUNDS. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.

                             ADDITIONAL INFORMATION

Organization and Description of Shares
--------------------------------------


         The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988, to "AmSouth Mutual Funds" as of August 19, 1993 and to "AmSouth Funds" as of November 30, 1999 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has eighteen series of Shares which represent interests in the Prime Money Market Fund, the U.S. Treasury Fund, the Tax-Exempt Fund, the Value Fund, the Regional Equity Fund, the Bond Fund, the Limited Term Bond Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund, the Enhanced Market Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) when pertaining to the Shareholder Servicing Plan, and (iv) when pertaining to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder Liability
---------------------

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Miscellaneous
-------------

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

         As used in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Fund upon the issuance or sale of Shares in that Group, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.


         As of August 10, 1999, the trustees and officers of the Trust, as a group, owned less than 1% of the Trust Shares, of the Class A Shares and of the Class B Shares of any of the AmSouth Funds.

         As of August 10, 1999, AmSouth, 1901 Sixth Avenue-North, Birmingham, Alabama 35203 was the Shareholder of record of the outstanding voting shares of the Trust Shares of the Funds as follows: 92.68% of the Prime Money Market Fund, 46.91% of the U.S. Treasury Fund, 99.99% of the Tax-Exempt Fund, 97.49% of the Value Fund, 98.90% of the Regional Equity Fund, 98.19% of the Bond Fund, 99.09% of the Limited Term Bond Fund, 96.80% of the Balanced Fund, 98.67% of the Florida Fund, 100% of the Government Income Fund, 98.49% of the Municipal Bond Fund, 100% of the Equity Income Fund, 96.76% of the Growth Fund, 100% of the Small Cap Fund, 99.95% of the Enhanced Market Fund, and 100% of the Select Equity Fund. AmSouth was the Shareholder of record of 6.64% of the Class A Shares of the Select Equity Fund and 100% of the Class I, Class II and Class III Shares of the Institutional Prime Obligations Fund. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Trust Class of each of the above-mentioned Funds. The ultimate parent of AmSouth is AmSouth Bancorporation.

         As of August 10, 1999, National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Class A Shares of the Funds as follows: 99.54% of the Prime Money Market Fund, 97.86% of the Treasury Fund, 95.84% of the Tax-Exempt Fund, 7.44% of the Government Income Fund, 20.45% of the Bond Fund, 5.30% of the Limited Term Bond Fund, 36.55% of the Municipal Bond Fund, 68.22% of the Florida Fund, 13.75% of the Growth Fund, 54.19% of the Small Cap Fund, 5.57% of the Select Equity Fund, 5.23% of the Regional Equity Fund, and 12.41% of the Enhanced Market Fund. As of August 10, 1999 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Class B Shares of the Funds as follows: 82.16% of the Prime Money Market Fund, 7.56% of the Bond Fund, 7.98% of the Regional Equity Fund, 5.62% of the Small Cap Fund, 24.71% of the Limited Term Bond Fund, 99.38% of the Municipal Bond Fund, and 92.10% of the Florida Fund. National Financial Services Corporation under the 1940 Act may be deemed to be a controlling person of the Class A Shares of the Prime Money Market Fund, Treasury Fund, Tax-Exempt Fund, Municipal Bond Fund, Florida Fund and Small Cap Fund and the Class B Shares of the Prime Money Market Fund, Select Equity Fund, Municipal Bond Fund and Florida Fund.

         The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of August 10, 1999:

                       U.S. Treasury Fund -- Trust Shares
                       ----------------------------------

                                            Number of
Name and Address                            Shares                 Percentage
----------------                            ------                 ----------

Hare & Co.                                     160,484,114          51.83%
One Wall Street
New York, NY 10286


                    Limited Term Bond Fund -- Class A Shares
                    ----------------------------------------

                                            Number of
Name and Address                            Shares                 Percentage
----------------                            ------                 ----------

Morgan Keegan, Inc.                         14,229                    5.32%
Robert P. Hall, IRA
19493 Scenic Hwy. 98
Fairhope, AL 36532

                      Municipal Bond Fund -- Class A Shares
                      -------------------------------------


                                            Number of
Name and Address                            Shares                 Percentage
----------------                            ------                 ----------

Sterne Agee Leach Inc.                       60,586                   21.09%
Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209


         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The Independent Accountant's Report for the year ended July 31, 1999, Financial Statements for the AmSouth Funds for the period ended July 31, 1999, are all incorporated by reference to the Annual Report of the AmSouth Funds, dated as of such dates, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephone toll-free at 800-451-8382.

                                    APPENDIX

         SHORT-TERM RATINGS. Short-term credit ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Short-term credit rated A-1 by S&P indicates that the degree of safety regarding timely payment is extremely strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Short-term credit rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Short-term credit rated A-3 indicates adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Short-term credit rated B is regarded as having only speculative capacity for timely payment. Short-term credit rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Short-term credit rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes such payments will be made during such grace period.

         The rating Prime-1 is the highest short-term rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Short-term credit rated F-1 by Fitch IBCA is regarded as having the strongest capacity for timely payments. Short-term credit rated F-2 by Fitch IBCA is regarded as having a satisfactory capacity for timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Short-term credit rated F-3 has an adequate capacity for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated B have characteristics suggesting a minimal capacity for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. Issues related C have characteristics suggesting default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. Issues rated D denotes actual or imminent payment default. The plus (+) sign is used after a rating symbol to designate the relative status of an issuer within the rating category.

Corporate Debt and State and Municipal Bond Ratings.
---------------------------------------------------

         STANDARD & POOR'S CORPORATION. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         CC -- The rating "CC" is currently highly vulnerable to nonpayment.

         C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         MOODY'S INVESTOR SERVICES. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Other Ratings of Municipal Obligations
--------------------------------------

         The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.

Preferred Stock Ratings
-----------------------

         The following summarizes the ratings used by Moody's for preferred stock:

         "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         "baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         "ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         "b" An issue which is rate "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         "caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         "ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         "c" This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         The following summarizes the ratings used by Standard & Poor's for preferred stock:

         "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         "AA" A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         "C"  A preferred stock rated "C" is a nonpaying issue.

         "D" A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

         "N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

         "Plus (+) or minus (-)" To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PART C.  OTHER INFORMATION

Item 23.  Exhibits
          --------

                       (a) Amended Declaration of Trust, dated as of June 25, 1993 and filed on August 19, 1993 -- incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on
                                Form N-1A (File No. 33-21660).

                       (b)      (1)    By-laws -- incorporated by reference to
                                       the Registrant's initial Registration
                                       Statement on Form N-1A (File No.
                                       33-21660).

                                (2)    Amendment No. 1 to By-laws --
                                       incorporated by reference to
                                       Post-Effective Amendment No. 3 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (File No. 33-21660).

                       (c)      Rights of Shareholders
                                ----------------------

                      The following portions of Registrant's Declaration of Trust incorporated as Exhibit (a) hereto, define the rights of shareholders:

                                   ARTICLE III

                      No Preemptive Rights
                      --------------------

                      Section 4. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

                      Status of Shares and Limitation of Personal Liability
                      -----------------------------------------------------

                      Section 5. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

                                   ARTICLE IV
                                  The Trustees

                      Election
                      --------

                      Section 1. There shall initially be one Trustee who shall be Stephen G. Mintos. The number of Trustees shall be as provided in the Bylaws or as fixed from to time by the Trustees. The shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and the election and qualification of his successor. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust, to each other Trustee or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his resignation or removal, or any right to damages on account of such removal.

                      Advisory, Management and Distribution
                      -------------------------------------

                      Section 6. The Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or: management services with any corporation, trust, association or other organization (the "Manager"), every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may provide for one or more Sub- advisers who shall perform all or part of the obligations of the Manager under such Contract and may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine, including, without limitation, authority to determine from time to time what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms interpretive of or in addition to said requirements and restrictions as the Trustees may determine.

                      The fact that:

                      (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any corporation, trust, association, or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

                      (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                              ARTICLE V
                              Shareholders' Voting Powers and Meetings

                      Shareholders shall have such power to vote as is provided for in, and may hold meetings and take actions pursuant to the provisions of the Bylaws.

                                            ARTICLE VIII
                                           Indemnification

                      Shareholders
                      ------------

                      Section 4. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense, arising from such liability, but only out of the assets, of the particular series of Shares of which he or she is or was a Shareholder.

                                            ARTICLE IX
                                          Miscellaneous

                      Trustees, Shareholders, etc.  Not Personally Liable;
                      ----------------------------------------------------
                      Notice
                      ------

                      Section 1. All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

                      Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.

                      Duration and Termination of Trust
                      ---------------------------------

                      Section 4. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by the vote of Shareholders holding at least a majority of the Shares of each series entitled to vote or by the Trustees by written notice to the Shareholders. Any series of Shares may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of such series entitled to vote or by the Trustees by written notice to the Shareholders of such series.

                      Upon termination of the Trust or of any one or more series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular series as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the series involved, ratably according to the number of Shares of such series held by the several Shareholders of such series on the date of termination.

                      Amendments
                      ----------

                      Section 7. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares of each series entitled to vote, except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required. Amendments having the purpose of changing the name of the Trust, of establishing, changing, or eliminating the par value of the shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

                      The following portions of Registrant's Bylaws incorporated as Exhibit (b) hereto, define the rights of Shareholders:

                                             ARTICLE 11
                               Shareholders' Voting Powers and Meetings

                      11.1 VOTING POWERS. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in
                      Article IV, Section 1 of the Declaration of Trust, PROVIDED, HOWEVER, that no meeting of Shareholders is required to be called for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, (ii) with respect to any Manager or Sub-Adviser as provided in
                      Article IV, Section 6 of the Declaration of Trust to the extent required by the 1940 Act, (iii) with respect to any termination of this Trust to the extent and as provided in
                      Article IX, Section 4 of the Declaration of Trust, (iv) with respect to any amendment of the Declaration of Trust to the extent and as provided in Article IX, Section 7 of the Declaration of Trust, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust , these Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. The Shareholders of any particular series shall not be entitled to vote on any matters as to which such series is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series are affected or as required by law, all of the Shares of each series shall, on matters as to which it is entitled to vote, vote with other series so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series as a single class, the Trustees may, in their sole discretion, submit such matters to the Shareholders of any or all such series, separately. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration of Trust or these Bylaws to be taken by shareholders.

                      11.2 VOTING AND MEETINGS. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 of the Declaration of Trust and for such other purposes as may be prescribed by law, by the Declaration of Trust or by these Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the

                      Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. Whenever notice of a meeting is required to be given to a Shareholder under the Declaration of Trust or these Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

                      11.3 QUORUM AND REQUIRED VOTE. A majority of Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of the Declaration of Trust or these Bylaws permits or requires that holders of any series shall vote as a series, then a majority of the aggregate number of Shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of law or the Declaration of Trust or these Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration of Trust or these Bylaws permits or requires that the holders of any series shall vote as a series, then a majority of the Shares of that series voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series is concerned.

                      11.4 ACTION BY WRITTEN CONSENT. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or these Bylaws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                      11.5 RECORD DATES. For the purposes of determining the shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or of any other distributions, as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution, and in such case only shareholders of record on such record date shall have such right notwithstanding any transfer of shares on the books of the Trust after the record date; or without fixing such record date the Trustees may for any of such purposes close the register or transfer books for all of any part of such period.

                       (d)      (1) Investment Advisory Agreement dated as of
                                    August 1, 1988 between the Registrant and
                                    AmSouth Bank N.A. -- incorporated by
                                    reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (2) Amendment No. 1 dated as of December 5, 1989
                                    to Investment Advisory Agreement dated as of August 1, 1988 between the Registrant and AmSouth Bank N.A. -- incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (3) Form of Amended Schedule A dated September
                                    15, 1998 to the Investment Advisory
                                    Agreement dated as of August 1, 1988 between the Registrant and AmSouth Bank, N.A. is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).


                                (4) Investment Advisory Agreement between the
                                    Group and AmSouth Bank N.A. dated as of
                                    January 20, 1989 with respect to The ASO
                                    Outlook Group Limited Maturity Fund --
                                    incorporated by reference to Post-Effective
                                    Amendment No. 2 to the Registrant's
                                    Registration Statement on Form N-1A (File
                                    No. 33-21660).

                                (5) Amendment No. 1 dated as of December 5, 1989
                                    to the Investment Advisory Agreement dated as of January 20, 1989 between the Registrant and AmSouth Bank, N.A. -- incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (6) Investment Sub-Advisory Agreement dated as
                                    of March 12, 1997 between AmSouth Bank and
                                    Rockhaven Asset Management -- incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                                (7) Investment Sub-Advisory Agreement dated July
                                    31, 1997 between AmSouth Bank and Peachtree
                                    Asset Management -- incorporated by
                                    reference to Exhibit 5(g) to Post-Effective
                                    Amendment No. 25 to the Registrant's
                                    Registration Statement filed on November 26,
                                    1997 on Form N-1A (File No. 33-21660).

                                (8) Investment Sub-Advisory Agreement dated as
                                    of March 2, 1998 between AmSouth Bank and
                                    Sawgrass Asset Management, LLC --
                                    incorporated by reference to Exhibit 5(h) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on May 22, 1998 on Form N-1A (File No. 33-21660).

                                (9) Investment Sub-Advisory Agreement dated
                                    September 1, 1998 between AmSouth Bank and
                                    OakBrook Investments, LLC is incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).

                      (e)       (1) Distribution Agreement dated as of July 16,
                                    1997 between the Registrant and BISYS Fund
                                    Services, Limited Partnership is
                                    incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed on August 27, 1997 on Form N-1A (File No. 33-21660).

                                (2) Form of Amended Schedules A, B, C and D
                                    dated September 15, 1998 to the Distribution
                                    Agreement between the Registrant and BISYS
                                    Fund Services Limited Partnership are
                                    incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).


                                (3) Dealer Agreement between The Winsbury
                                    Company and AmSouth Investment Services,
                                    Inc. -- incorporated by reference to
                                    Post-Effective Amendment No. 5 to the
                                    Registrant's Registration Statement on Form
                                    N-1A (File No. 33-21660).

                                (4) Dealer Agreement between The Winsbury
                                    Company and National Financial Services
                                    Corporation -- incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (5) Dealer Agreement between The Winsbury
                                    Company and AmSouth Bank N.A. --
                                    incorporated by reference to Post- Effective
                                    Amendment No. 5 to the Registrant's
                                    Registration Statement on Form N-1A (File
                                    No. 33-21660).

                       (f)      None.

                       (g)      (1) Custodian Agreement dated as of April
                                    17, 1997 between the Registrant and AmSouth
                                    Bank -- incorporated by reference to Exhibit
                                    8(a) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                                (2) Form of Amended Schedule A dated September
                                    15, 1998 to the Custodian Agreement between the Registrant and AmSouth Bank is incorporated by reference to Exhibit 8(b) of Post- Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).

                       (h)      (1) Management and Administration Agreement
                                    dated as of April 1, 1996 between the
                                    Registrant and ASO Services Company --
                                    incorporated by reference to Post-Effective
                                    Amendment No. 19 to the Registrant's
                                    Registration Statement on Form N-1A (File
                                    No. 33-21660).

                                (2) Form of Amended Schedule A dated September
                                    15, 1998 to the Management and
                                    Administration Agreement between the
                                    Registrant and ASO Services Company is
                                    incorporated by
                                    reference to Exhibit 9(b) of Post-Effective
                                    Amendment No. 28 to the Registrant's
                                    Registration Statement filed on September
                                    24, 1998 on Form N-1A (File No. 33-21660).

                                (3) Sub-Administration Agreement between ASO
                                    Services Company and AmSouth Bank --
                                    incorporated by reference to Post-Effective
                                    Amendment No. 19 to the Registrant's
                                    Registration Statement on Form N-1A (File
                                    No. 33-21660).

                                (4) Form of Amended Schedules A and B dated
                                    September 15, 1998 to the Sub-Administration
                                    Agreement between ASO Services Company and
                                    AmSouth Bank are incorporated by reference to Exhibit 9(d) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).

                                (5) Sub-Administration Agreement between ASO
                                    Services Company and BISYS Fund Services, LP
                                    -- incorporated by reference to
                                    Post-Effective Amendment No. 19 to the
                                    Registrant's Registration Statement on Form
                                    N-1A (File No. 33-21660).

                                (6) Form of Amended Schedules A and B dated
                                    September 15, 1998 to the Sub-Administration
                                    Agreement between ASO Services Company and
                                    BISYS Fund Services Limited Partnership are incorporated by reference to Exhibit 9(f) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on filed on September 24, 1998 Form N-1A (File No. 33-21660).

                                (7) Transfer Agency and Shareholder Service
                                    Agreement dated as of July 16, 1989, as
                                    amended October 3, 1997, between the
                                    Registrant and BISYS Fund Services, Inc.-- incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on May 22, 1998 on Form N-1A (File No. 33-21660).

                                (8) Form of Amended Schedule A dated September
                                    15, 1998 to the Transfer Agency and
                                    Shareholder Services Agreement between the
                                    Registrant and BISYS Fund Services Ohio,
                                    Inc. is incorporated by reference to Exhibit
                                    9(h) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).

                                (9) Fund Accounting Agreement dated as of April
                                    1, 1996 between the Registrant and BISYS
                                    Fund Services, Inc. is incorporated by
                                    reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                               (10) Shareholder Servicing Plan for AmSouth
                                    Mutual Funds adopted by the Board of
                                    Trustees on December 6, 1995 is incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                               (11) Amended Schedule I to the Shareholder
                                    Servicing Plan -- incorporated by reference to Exhibit 18(d) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on July 3, 1997 on Form N-1A (File No. 33-21660).

                               (12) Amended Schedule I dated September 15, 1998
                                    to the Shareholder Servicing Plan is
                                    incorporated by reference to Exhibit 18(e) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).

                               (13) Model Shareholder Servicing Agreement for
                                    AmSouth Mutual Funds adopted by the Board of Trustees on December 6, 1995 is incorporated by reference to Exhibit 18(c) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                      (i)       Opinion of Ropes & Gray is filed herewith.

                      (j)       (1)   Consent of Ropes & Gray is filed herewith.

                                (2) Consent of PricewaterhouseCoopers LLP is filed herewith.


                      (k)       None.

                      (l)       (1)   Purchase Agreement between the
                                      Registrant and Winsbury Associates
                                      incorporated by reference to
                                      Post-Effective Amendment No. 1 to the
                                      Registrant's Registration Statement on
                                      Form N-1A (File No. 33-21660).

                                (2) Purchase Agreement between the Registrant and Winsbury Associates dated October 31, 1991 incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (3) Purchase Agreement between the Registrant and Winsbury Associates relating to the Alabama Tax-Free Fund and the Government Income Fund is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 33-21660).

                                (4) Purchase Agreement between the Registrant and Winsbury Service Corporation relating to the Florida Tax-Free Fund is incorporated by reference to
                                      Post-Effective Amendment No. 13 to the
                                      Registrant's Registration Statement on
                                      Form N-1A (File No. 33-21660).

                      (m)       (1)   Distribution and Shareholder Services
                                      Plan between the Registrant and BISYS
                                      Fund Services, LP, dated as of March 12,
                                      1997, as amended and restated as of March
                                      18, 1998 -- incorporated by reference to
                                      Exhibit 18(e) to Post- Effective
                                      Amendment No. 26 to the Registrant's
                                      Registration Statement filed on May 22,
                                      1998 on Form N-1A (File No.
                                      33-21660).


                                (2)   Form of Amended Schedule A dated
                                      September 15, 1998 to the Distribution
                                      and Shareholder Services Plan is
                                      incorporated by reference to Exhibit
                                      18(h) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement filed on June 17, 1998 on Form N-1A (File No. 33-21660).


                      (n)       (1)   Multiple Class Plan for AmSouth
                                      Mutual Funds adopted by the Board of
                                      Trustees on December 6, 1995, as amended and restated as of July 16, 1997 and as of March 17, 1998 -- incorporated by reference to Exhibit 18(a) to
                                      Post-Effective Amendment No. 26 to the
                                      Registrant's Registration Statement filed on May 22, 1998 on Form N-1A (File No.
                                      33-21660).


                                (2) Amended Schedule I dated September 15, 1998 to the Multiple Class Plan is incorporated by reference to Exhibit 18(b) to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on September 24, 1998 on Form N-1A (File No. 33-21660).

Item 24.              Persons Controlled By or Under Common Control with
                      --------------------------------------------------
                      Registrant
                      ----------

                      As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant's Prime Obligations Fund, Equity Fund, Regional Equity Fund, AmSouth U.S. Treasury Fund, Tax Exempt Fund, Bond Fund, Limited Maturity Fund, Municipal Bond Fund, Government Income Fund, Florida Tax-Free Fund, Balanced Fund, Equity Income Fund, Capital Growth Fund and Small Cap Fund.


Item 25.              Indemnification
                      ---------------

                      Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

                      "Trustees, Officers, etc.
                      -------------------------

                      Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,

                      (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

                      Compromise Payment
                      ------------------

                      Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or
                      (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

                      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibits 6(a).

                      In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 26.              Business and Other Connections of Investment Advisor and
                      --------------------------------------------------------
                      Investment Sub-Advisors.
                      ------------------------

                      AmSouth Bank
                      ------------


                      AmSouth Bank ("AmSouth") is the investment advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of June 30, 1999 of $20 billion and operated 276 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of March 31, 1999, AmSouth and its affiliates had over $8 billion in assets under discretionary management and provided custody services for an additional $21 billion in securities. AmSouth is the largest provider of trust services in Alabama, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

                      There is set forth below information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's investment advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                     Other business, profession,
AmSouth Bank                               AmSouth Bank vocation, or employment
------------                               ------------------------------------

J. Harold Chandler                         Chairman, President & CEO
Director                                   Provident Companies, Inc.
                                           One Fountain Square
                                           Chattanooga, Tennessee 37402

James E. Dalton, Jr.                       President and CEO
Director                                   Quorum Health Group, Inc.
                                           103 Continental Place
                                           Brentwood, Tennessee 37027

Rodney C. Gilbert                          Chairman of the Board & CEO
Director                                   Enfinity Corporation
                                           3700 Old Leeds Road
                                           Birmingham, Alabama 35213

Elmer B. Harris                            President and CEO
Director                                   Alabama Power Company
                                           600 North 18th Street
                                           Birmingham, Alabama 35291

Victoria Jackson Gregorious                President and CEO
Director                                   DSS/ProDiesel, Inc.
                                           922 Main Street
                                           Nashville, Tennessee 37206


Ronald L. Kuehn, Jr.                       Chairman of the Board, President and
Director                                   CEO
                                           Sonat Inc.
                                           1900 Fifth Avenue North
                                           Birmingham, Alabama 35203

James R. Malone                            Chairman and CEO
Director                                   HMI Industries, Inc./Intok Capital,
                                           Inc.
                                           8889 Pelican Bay Boulevard
                                           Naples, Florida 34108

Claude B. Nielson                          President and CEO
Director                                   Coca-Cola Bottling Company United,
                                           Inc.
                                           4600 East Lake Boulevard
                                           Birmingham, Alabama 35217

Dr. Benjamin F. Payton                     President
Director                                   Tuskegee University
                                           399 Montgomery Road
                                           Tuskegee, Alabama 36083

C. Dowd Ritter
Chairman, President and CEO                AmSouth Bancorporation
                                           AmSouth Bank
                                           AmSouth-Sonat Tower
                                           1900 Fifth Avenue North
                                           Birmingham, Alabama 35203

Herbert A. Sklenar                         Chairman Emeritus
Director                                   Vulcan Materials Company
                                           Two Metroplex Drive
                                           Birmingham, Alabama 35209

Michael C. Baker                           None
Senior Executive Vice President

O.B. Grayson Hall, Jr.                     None
Executive Vice President

David B. Edmonds                           None
Executive Vice President

Sloan D. Gibson, IV                        None
Senior Executive Vice President
and Chief Financial Officer

W. Charles Mayer, III                      None
Senior Executive Vice President

Candice W. Rogers                          None
Senior Executive Vice President

E.W. Stephenson, Jr.                       None
Senior Executive Vice President

Alfred W. Swan, Jr.                        None
Senior Executive Vice President

Stephen A. Yoder                           None
Executive Vice President
and General Counsel

Rockhaven
---------

         Rockhaven Asset Management, LLC ("Rockhaven") is the sub-advisor of the AmSouth Equity Income Fund. Rockhaven is jointly owned by Christopher H. Wiles (50%) and AmSouth Bank (50%), and is headquartered in Pittsburgh, Pennsylvania. As of March 1, 1999, the AmSouth Equity Income Fund is by far the predominate client of Rockhaven. In the future, Rockhaven intends to advise on other mutual funds and separate accounts.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's sub-advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                       Other business, profession,
Rockhaven Asset Management                   vocation, or employment
--------------------------                   -----------------------

Christopher H. Wiles                         Prior to February 7, 1997, Senior
President and Chief Investment               Vice President, Federated
Officer and Managing Partner                 Investors, Pittsburgh, PA

Michael C. Baker                             Senior Executive Vice President,
Managing Partner                             AmSouth Bank, Birmingham, Alabama

Peachtree
---------

         Peachtree Asset Management ("Peachtree") is the sub-adviser of the AmSouth Capital Growth Fund. Peachtree is a division of SSBC Fund Management LLC ("SSBCFM"), a wholly-owned subsidiary of Smith Barney Holdings, Inc., which in turn is a wholly-owned subsidiary of Travelers Group Inc. Peachtree has performed advisory services since 1994 for institutional clients, and has its principal offices at 303 Peachtree Street, N.E., Atlanta, GA 30308. SSBCFM and its predecessors have been providing investment advisory services to mutual funds since 1968. As of February 28, 1999, SSBCFM had aggregate assets under management of approximately $___ billion.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation) in which each director or senior officer of the Registrant's sub-advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                       Other business, profession,
Peachtree Asset Management                   vocation, or employment
--------------------------                   -----------------------

Lamond Godwin                                         N/A
Chairman & CEO

Dennis A. Johnson                                     N/A
President & Chief Investment Officer

Sawgrass
--------

         Sawgrass Asset Management, LLC ("Sawgrass") serves as the investment sub-advisor to the AmSouth Small Cap Fund. Sawgrass is 50% owned by AmSouth and 50% owned by Sawgrass Asset Management, Inc. Sawgrass Asset Management, Inc. is controlled by Mr. Dean McQuiddy, Mr. Brian Monroe and Mr. Andrew Cantor. Sawgrass was organized in January, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 4337 Pablo Oaks Court, Jacksonville, FL 32224.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's sub- advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with                       Other business, profession,
Sawgrass Asset Management, LLC               vocation or employment
------------------------------               ----------------------

Dean E. McQuiddy, Principal                  Barnett Capital Advisors

Andrew M. Cantor, Principal                  Barnett Capital Advisors

Brian K. Monroe, Principal                   Barnett Asset Management


OakBrook
--------

         OakBrook Investments, LLC ("OakBrook") serves as the investment sub-advisor to the AmSouth Enhanced Market Fund and the AmSouth Select Equity Fund. OakBrook is 50% owned by AmSouth Bank and 50% jointly owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 135, Lisle, IL 60532.

         Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of AmSouth Bank) in which each director or senior officer of the Registrant's sub-advisor is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


Name and Position with                       Other business, profession,
OakBrook Investments, LLC                    vocation or employment
-------------------------                    ----------------------

Neil R. Wright                               Prior to 1/1/98, Chief Investment
                                             Officer, ANB Investment Management
                                             & Trust Co.; 1/1/98 - 2/25/98,
                                             Northern Trust Quantitative
                                             Advisors, Inc.

Janna L. Sampson                             Prior to 1/1/98, Senior Portfolio
                                             Manager, ANB Investment Management
                                             & Trust Co.; 1/1/98 - 2/25/98,
                                             Northern Trust Quantitative
                                             Advisors, Inc.

Peter M. Jankovskis                          Prior to 1/1/98, Manager of
                                             Research, ANB Investment Management
                                             & Trust Co.; 1/1/98 - 2/25/98,
                                             Northern Trust Quantitative
                                             Advisors, Inc.

Item 27.          Principal Underwriter.
                  ----------------------

         (a) BISYS Fund Services Limited Partnership ("BISYS Fund Services") acts as distributor for the Registrant. BISYS Fund Services also distributes the securities of American Performance Funds, Mercentile Mutual Funds, Inc., The BB&T Mutual Funds Group, The Coventry Group, The Empire Builder Tax Free Bond Fund, ESC Strategic Funds, Inc., The Eureka Funds, Fifth Third Funds, Hirtle Callaghan Trust, HSBC Family of Funds, The Infinity Mutual Funds, Inc., INTRUST Funds Trust, The Kent Funds, Magna Funds, Meyers Investment Trust, MMA Praxis Mutual Funds, M.S.D.&T. Funds, Pacific Capital Funds, The Republic Funds Trust, The Republic Advisors Funds Trust, SBSF Funds, Inc. dba Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, Variable Insurance Funds, The Victory Portfolios, The Victory Variable Funds, and Vintage Mutual Funds, Inc. each of which is a management investment company. The parent of BISYS Fund Services is The BISYS Group, Inc.

         (b) Partners of BISYS Fund Services as of the date of this filing are as follows:

                                    Positions and Offices with       Positions and
Name and Principal                  BISYS Fund Services,             Offices with
Business Addresses                  Limited Partnership              The Registrant
------------------                  -------------------              --------------

BISYS Fund Services                   Sole General                     None
  Limited Partnership                   Partner
3435 Stelzer Road
Columbus, Ohio  43219
WC Subsidiary                         Sole Limited                     None
  Corporation                           Partner
150 Clove Road
Little Falls, New Jersey  07424

The BISYS Group, Inc.                 Sole Shareholder                 None
150 Clove Road
Little Falls, New Jersey  07424


Item 28.          Location of Accounts and Records
                  --------------------------------

                  Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

                  (1)      AmSouth Mutual Funds
                           3435 Stelzer Road
                           Columbus, Ohio  43219
                           Attention:  Secretary
                           (Registrant)

                  (2)      AmSouth Bank
                           1901 Sixth Avenue - North
                           Birmingham, Alabama  35203
                           Attention:  Trust Investments
                           (Investment Advisor and Custodian)

                  (3)      BISYS Fund Services Limited Partnership
                           3435 Stelzer Road
                           Columbus, Ohio  43219
                           (Distributor)

                  (4)      ASO Services Company
                           3435 Stelzer Road
                           Columbus, Ohio  43219
                           (Administrator)

                  (5)      Rockhaven Asset Management, LLC

                           100 First Avenue, Suite 1050
                           Pittsburgh, Pennsylvania  15222
                           (Sub-Advisor to the Equity Income Fund)

                  (6)      BISYS Fund Services, Inc.
                           3435 Stelzer Road
                           Columbus, Ohio 43219
                           (Transfer and Shareholder Servicing Agent, Provider of Fund Accounting Services)

                  (7)      Peachtree Asset Management
                           A Division of Smith Barney Mutual Funds Management
                           Inc.
                           One Peachtree Center
                           Atlanta, Georgia  30308
                           (Sub-Advisor to the Capital Growth Fund)

                  (8)      Sawgrass Asset Management, LLC
                           4337 Pablo Oaks Court
                           Jacksonville, Florida  32224
                           (Sub-Advisor to the Small Cap Fund)

                  (9)      OakBrook Investments, LLC
                           701 Warrenville Road, Suite 135
                           Lisle, Illinois  60532
                           (Sub-Advisor to the Enhanced Market Fund and the Select Equity Fund)

Item 29.              Management Services
                      -------------------

                      None.

Item 30.              Undertakings
                      ------------

                      The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding voting shares of any series of the Trust and will assist in shareholder communication in connection with calling a meeting for the purpose of removing one or more trustees.

                      The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 23rd day of November, 1999.

                                              AMSOUTH MUTUAL FUNDS,
                                              Registrant

                                              *
                                               ---------------------------------
                                              J. David Huber
                                              Chairman

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 31 to the Registration Statement of AmSouth Mutual Funds has been signed below by the following persons in the capacities indicated on the 23rd day of November, 1999.

Signature                             Title                     Date
---------                             -----                     ----

*                                     Chairman           November 23, 1999
------------------------------
 J. David Huber

*                                     Treasurer          November 23, 1999
------------------------------
 Charles L. Booth

*                                     Trustee            November 23, 1999
------------------------------
 James H. Woodward, Jr.

*                                     Trustee            November 23, 1999
------------------------------
 Homer H. Turner, Jr.

*                                     Trustee            November 23, 1999
------------------------------
 Wendell D. Cleaver

*                                     Trustee            November 23, 1999
------------------------------
 Dick D. Briggs, Jr.

* By                                                     November 23, 1999
    --------------------------
    Alan G. Priest,
    Attorney-in-fact, pursuant to Powers of Attorney filed herewith

                                                 POWER OF ATTORNEY


         Dick D. Briggs, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Dick D. Briggs, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   12 October 1993                          /s/ Dick D. Briggs, Jr.
       -------------------------------            ------------------------------
                                                         Dick D. Briggs, Jr.

                                POWER OF ATTORNEY


         Wendell D. Cleaver whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Wendell D. Cleaver and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   October 7, 1993                       /s/ Wendell Cleaver
       ---------------------------             ---------------------------------
                                                     Wendell D. Cleaver

                               POWER OF ATTORNEY

         J. David Huber whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee J. David Huber and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                                  /s/ J. David Huber
       ----------------------------               ------------------------------
                                                  J. David Huber

                                POWER OF ATTORNEY


         James H. Woodward, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee James H. Woodward, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   9/25/92                             /s/ James H. Woodward, Jr.
      ----------------------------           -----------------------------------
                                             James H. Woodward, Jr.

                                POWER OF ATTORNEY


         Homer H. Turner, Jr. whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Margaret A. Sheehan, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Homer H. Turner, Jr. and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:   September 25, 1992                       /s/ Homer H. Turner, Jr.
       -----------------------------              ------------------------------
                                                        Homer H. Turner, Jr.

                                POWER OF ATTORNEY


         Charles L. Booth, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Maryellen M. Lundquist, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable AmSouth Mutual Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:  February 26, 1998                        /s/ Charles Booth
        -------------------------                -------------------------------
                                                 Charles Booth

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                       DESCRIPTION                     PAGE
-----------                       -----------                     ----


(i)           Opinion of Ropes & Gray


(j)(1)        Consent of Ropes & Gray

(j)(2)        Consent of PricewaterhouseCoopers LLP